Exhibit 10.1

SECOND AMENDMENT TO CREDIT AGREEMENT

This SECOND AMENDMENT TO CREDIT AGREEMENT (this “Amendment”) dated as of April 30, 2018, is among LINN ENERGY HOLDCO II LLC, a Delaware limited liability company (the “Borrower”); LINN ENERGY HOLDCO LLC, a Delaware limited liability company (the “Parent”); LINN ENERGY, INC., a Delaware corporation (“Holdings”); each of the undersigned guarantors (the “Guarantors”, and together with the Borrower, the Parent and Holdings, the “Obligors”); ROYAL BANK OF CANADA, as administrative agent for the Lenders (in such capacity, the “Administrative Agent”) and as the Issuing Bank; and the Lenders signatory hereto.

R E C I T A L S

A. The Borrower, the Parent, Holdings, the Administrative Agent and the Lenders are parties to that certain Credit Agreement dated as of August 4, 2017 (as amended by the First Amendment, the “Existing Credit Agreement”), pursuant to which the Lenders have made certain credit available to and on behalf of the Borrower.

B. The Borrower and the other Obligors are parties to that certain Guarantee and Collateral Agreement dated as of August 4, 2017 made by each of the Grantors (as defined therein) in favor of the Administrative Agent.

C. The Borrower, the Parent, Holdings, the Administrative Agent and the Lenders have agreed to amend certain provisions of the Existing Credit Agreement as more fully set forth herein.

D. NOW, THEREFORE, in consideration of the premises and the mutual covenants herein contained, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

Section 1. Defined Terms. Each capitalized term which is defined in the Existing Credit Agreement, but which is not defined in this Amendment, shall have the meaning ascribed to such term in the Existing Credit Agreement. Unless otherwise indicated, all section, exhibit and schedule references in this Amendment refer to sections, exhibits or schedules of the Existing Credit Agreement.

Section 2. Amendments to Existing Credit Agreement as of the Second Amendment Effective Date. Effective as of the Second Amendment Effective Date (as defined in Section 4 of this Amendment), the Existing Credit Agreement is hereby amended as follows:

2.1 Amendments to Section 1.02.

(a) Each of the following definitions is hereby amended and restated in its entirety to read as follows:

“Agreement” means this Credit Agreement, as amended by the First Amendment and the Second Amendment, as the same may from time to time be further amended, restated, amended and restated, supplemented or otherwise modified.

“Change in Control” means (a) any “person” or “group” (as such terms are used in Sections 13(d) and 14(d) of the Exchange Act), excluding the Permitted Holders, shall become the “beneficial owner” (as defined in Rules 13(d)-3 and 13(d)-5 under the Exchange Act), directly or indirectly, of more than thirty-five percent (35%) of the then outstanding voting Equity Interests of Holdings, (b) Holdings shall cease to own and control 100% of the voting equity interests of the Parent, (c) (i) Holdings shall cease to directly own and control at least 90% of the economic Equity Interests of the Parent or (ii) in the event that all of the Equity Interests in the Parent held by the Obligors’ directors, officers and employees through an aggregator entity are converted into Equity Interests in Holdings and such aggregator entity is then dissolved, Holdings shall cease to directly own and control 100% of the economic Equity Interests of the Parent, (d) the Parent shall cease to directly own and control 100% of the voting and economic Equity Interests of the Borrower; (e) the Borrower shall cease to own and control directly or indirectly 100% of the Equity Interests of any Subsidiary Guarantor, except for any directors’ qualifying shares mandated by applicable law or pursuant to a transaction permitted by Section 9.10 or Section 9.11; (f) occupation of a majority of the seats (other than vacant seats) on the board of directors of Holdings by Persons who were neither (i) members of the board of directors of Holdings on the Effective Date, (ii) nominated, appointed nor approved by the board of directors of Holdings nor (iii) appointed by directors so nominated, appointed or approved or (g) any “change in control” (or other similar event, howsoever designated) shall occur under any agreement, document or instrument governing any Material Debt.

“Guarantor” means (a) Holdings; (b) the Parent; and (c) each Restricted Subsidiary that is a party to the Guarantee and Collateral Agreement as a “Guarantor” and “Grantor” (as such terms are defined in the Guarantee and Collateral Agreement) and guarantees the Obligations (including pursuant to Section 6.01 and Section 8.13(b)). On the Second Amendment Effective Date, the following Persons are Guarantors: Holdings, the Parent, Linn Operating, LLC, a Delaware limited liability company, Blue Mountain Midstream LLC, a Delaware limited liability company, Linn Energy Holdings, LLC, a Delaware limited liability company, Linn Marketing, LLC, a Delaware limited liability company, Linn Midwest Energy LLC, a Delaware limited liability company and Ultimate Holdings.

“Permian-TX Assets” means any Oil and Gas Properties located in the Permian Basin, primarily in Andrews, Crane, Crockett, Dawson, Ector, Garza, Glasscock, Hockley, Howard, Irion, Martin, Midland, Mitchell, Pecos, Schleicher, Shackelford, Stonewall, Val Verde, Upton, Ward, and Winkler County, Texas.

“Permitted Asset Sale Properties” means, individually or collectively as the context may require, the Scoop/Stack Assets, the Merge Assets, the Chisholm Midstream Assets, the South Texas Assets, the Permian-TX Assets, the Permian-NM Assets, the Williston Assets and the Drunkards Wash Assets.

(b) Clause (b) of the definition of “EBITDA” is hereby amended by adding a new clause (ix) immediately after the semicolon at the end of clause (viii) thereof and immediately prior to the word “minus” to read as follows: “(ix) documented and reasonable non-Affiliate third party fees, costs and expenses paid for attorneys, accountants, bankers and other advisors incurred in connection with (A) the Spinoff Part I Transactions and (B) the Restricted Payments of Equity Interests in Roan Resources, LLC permitted pursuant to Section 9.04(a)(vii);”

(c) The following definitions are hereby added where alphabetically appropriate to read as follows:

“Drunkards Wash Assets” means all Oil and Gas Properties located in Carbon and Emory Counties, Utah.

“MidCo” means a newly formed Delaware limited liability company, which on the Spinoff Part I Effective Date, shall own 100% of the voting Equity Interests of the Parent pursuant the Spinoff Part I Transactions and shall be joined as a Guarantor pursuant to Section 8.13 (and which, for the avoidance of doubt, on the Spinoff Part I Effective Date, shall not have incurred any Debt or Liens, except for the Obligations, the Liens securing the payment of the Obligations and Excepted Liens).

“New LINN” means a Delaware corporation formed by Holdings as part of the Spinoff Part I Transactions, and of which 100% of the voting and economic Equity Interests shall be initially held by Holdings. As part of the Spinoff Part I Transactions, New LINN shall form and hold 100% of the voting and economic Equity Interests in MidCo, and shall be joined as a Guarantor pursuant to Section 8.13 (and which, for the avoidance of doubt, on the Spinoff Part I Effective Date, shall not have incurred any Debt or Liens, except for the Obligations, the Liens securing the payment of the Obligations and Excepted Liens).

“Second Amendment” means that certain Second Amendment to Credit Agreement, dated as of April 30, 2018, among the Borrower, Holdings, the Parent, Ultimate Holdings, the other Guarantors, the Administrative Agent and the Lenders party thereto.

“Second Amendment Effective Date” has the meaning assigned to such term in the Second Amendment.

“Spinoff Part I Effective Date” has the meaning assigned to such term in the Second Amendment.

“Spinoff Part I Transactions” means, collectively, (a) the formation of (i) New LINN by Holdings and (ii) MidCo by New LINN; and (b) the merger of Holdings with and into MidCo, with MidCo surviving such merger, and with the holders of Equity Interests in Holdings receiving Equity Interests in New LINN on account of their respective Equity Interests in Holdings. Immediately after giving effect to the Spinoff Part I Transactions, (A) the holders of Equity Interests in Holdings (prior to the merger of Holdings with and into MidCo) shall own 100% of New LINN, (B) MidCo shall be a direct Wholly-Owned Subsidiary of New LINN and (C) (1) MidCo shall directly own and control at least 90% of the economic Equity Interests of the Parent and 100% of the voting Equity Interests of the Parent or (2) in the event that all of the Equity Interests in the Parent held by the Obligors’ directors, officers and employees through an aggregator entity are converted into Equity Interests in Holdings and such aggregator entity is then dissolved, MidCo shall directly own and control 100% of the economic and voting Equity Interests of the Parent.

“Ultimate Holdings” means Riviera Resources, LLC, a Delaware limited liability company.

2.2 Amendment to Section 7.09. Section 7.09 is hereby amended by amending and restating the last sentence therein with the following: “For U.S. federal income tax purposes, (i) the Borrower is treated as a disregarded entity, (ii) Parent is treated as a partnership or a disregarded entity wholly-owned by Holdings and (iii) Holdings is treated as a corporation.”.

2.3 Amendment to Section 7.14. Section 7.14 is hereby amended by replacing the phrase “As of the date hereof” therein with the phrase “As of the Second Amendment Effective Date”.

2.4 Amendment to Section 7.15. Section 7.15 is hereby amended by replacing the phrase “As of the date hereof” therein with the phrase “As of the Second Amendment Effective Date”.

2.5 Amendment to Section 8.01(n). Section 8.01(n) is hereby amended and restated in its entirety to read as follows:

(n) Annual Budgets. Concurrently with any delivery of financial statements under Section 8.01(a), a detailed quarterly business plan and budget, reasonably satisfactory to the Administrative Agent, for the then-current fiscal year of Holdings and its Consolidated Restricted Subsidiaries on a consolidated basis, including forecasts prepared by management of the Borrower.

2.6 Amendment to Section 8.12. Section 8.12 is hereby amended by replacing each reference therein to “80%” with “75%”.

2.7 Amendment to Section 9.05. Section 9.05 is hereby amended by adding a new clause (q) to read as follows:

(q) The formation by Holdings of New LINN and the formation by New LINN of MidCo, in each case as is reasonably necessary or desirable in order to effectuate the Spinoff Part I Transactions.

2.8 Amendment to Section 9.20. Section 9.20 is hereby amended and restated in its entirety to read as follows:

Notwithstanding anything to the contrary contained herein or in any other Loan Document, (a) the Parent shall not engage in any operating or business activities or other transactions other than its ownership of the Borrower and shall not directly hold Equity Interests of any subsidiary other than its ownership of the Borrower; (b) Holdings shall not engage in any operating or business activities or other transactions (other than the Spinoff Part I Transactions) other than its ownership of the Parent and New LINN and shall not directly hold Equity Interests of any subsidiary other than (i) its ownership of the Parent and (ii) its ownership of New LINN to the extent the formation of New LINN prior to the Spinoff Part I Effective Date is reasonably necessary or desirable in order to effectuate the Spinoff Part I Transactions; (c) upon its formation, New LINN shall not engage in any operating or business activities or other transactions (other than the Spinoff Part I Transactions) other than its ownership of MidCo and shall not directly hold Equity Interests of any subsidiary other than its ownership of MidCo and (d) upon its formation, MidCo shall not engage in any operating or business activities or other transactions (other than the Spinoff Part I Transactions) and shall not directly hold Equity Interests of any subsidiary; provided that the following shall be permitted activities of each of the Parent, Holdings, New LINN and MidCo, as applicable: (i) the maintenance of its legal existence (including the ability to incur fees, costs and expenses relating to such maintenance), (ii) the performance of its obligations with respect to the Loan Documents, (iii) payment of Taxes, (iv) conduct of financial audits as provided hereunder, (v) providing indemnification to officers, managers and directors, (vi) making Restricted Payments to holders of its Equity Interests to the extent permitted by Section 9.04, (vii) with respect to Holdings and the Parent, the issuance of Debt to the extent permitted by Sections 9.02(f), (g), (h) and (i), and (viii) any other activities incidental or reasonably related to the foregoing.

2.9 Amendment to Schedules. Schedule 7.14 is hereby amended and restated in its entirety to read as attached hereto as Schedule 7.14.

Section 3. Borrowing Base Increase. For the period from and including the Second Amendment Effective Date to but excluding the next Redetermination Date, the amount of the Borrowing Base shall be equal to $425,000,000. Notwithstanding the foregoing, the Borrowing Base may be subject to further adjustments from time to time to the extent required by Section 2.07(e), Section 2.07(f) or Section 8.12(c). For avoidance of doubt, this Borrowing Base increase shall constitute the March 2018 Redetermination.

Section 4. Conditions Precedent to Second Amendment Effective Date. Section 2 and Section 3 of this Amendment shall become effective on the date (such date, the “Second Amendment Effective Date”) when each of the following conditions is satisfied (or waived in accordance with Section 12.02 of the Existing Credit Agreement):

4.1 Second Amendment. The Administrative Agent shall have received from the Borrower, each other Obligor, all of the Lenders and the Issuing Bank counterparts (in such number as may be requested by the Administrative Agent) of this Amendment signed on behalf of such Persons.

4.2 No Default. No Default or Event of Default shall have occurred and be continuing as of the Second Amendment Effective Date.

4.3 Payment of Outstanding Invoices. The Administrative Agent shall have received payment by the Borrower of all fees and other amounts due and payable on or prior to the Second Amendment Effective Date, including, to the extent invoiced prior to the Second Amendment Effective Date, reimbursement or payment of all reasonable out-of-pocket expenses required to be reimbursed or paid by the Borrower (including, but not limited to the reasonable fees of Paul Hastings LLP), in each case pursuant to the Existing Credit Agreement.

4.4 Joinders. The Administrative Agent shall have received (a) from Ultimate Holdings counterparts (in such number as may be requested by the Administrative Agent), signed on behalf of Ultimate Holdings, of an assumption agreement pursuant to which Ultimate Holdings shall become a party to, and bound by, the Guarantee and Collateral Agreement and (b) from the Borrower counterparts (in such number as may be requested by the Administrative Agent), signed on behalf of the Borrower, of a supplement agreement pursuant to which Ultimate Holdings’ Equity Interests shall be pledged pursuant the Guarantee and Collateral Agreement, each of which shall be in form and substance reasonably satisfactory to the Administrative Agent.

4.5 Liens. The Administrative Agent shall be reasonably satisfied that the Security Instruments create first priority, perfected Liens on all of the Property of Ultimate Holdings, and the Administrative Agent shall have received (a) certificates, if any, together with undated, blank stock powers for such certificates, representing all of the issued and outstanding certificated Equity Interests in Ultimate Holdings and (b) UCC financing statements for Ultimate Holdings to be filed in its state of organization.

4.6 Secretary Certificate. The Administrative Agent shall have received a certificate of a Secretary or Responsible Officer of Ultimate Holdings setting forth (i) resolutions of the board of directors or other managing body with respect to the authorization of Ultimate Holdings to execute and deliver the Loan Documents to which it is a party and to enter into the transactions contemplated in those documents, (ii) the individuals (A) who are authorized to sign the Loan Documents to which Ultimate Holdings is a party and (B) who will, until replaced by another individual duly authorized for that purpose, act as its representative for the purposes of signing documents and giving notices and other communications in connection with this Agreement and the other Loan Documents to which it is a party, (iii) specimen signatures of such authorized individuals, and (iv) the articles or certificate of incorporation or formation and bylaws, operating agreement or partnership agreement, as applicable, of Ultimate Holdings, in each case, certified as being true and complete.

4.7 Good Standing. The Administrative Agent shall have received certificates of the appropriate State agencies with respect to the existence, qualification and good standing of Ultimate Holdings.

4.8 Mortgages. The Administrative Agent shall have received duly executed and notarized deeds of trust or mortgages or supplements to existing deeds of trust or mortgages in form reasonably satisfactory to the Administrative Agent, to the extent necessary so that the Mortgaged Properties represent at least 85% of the total value of the Oil and Gas Properties of the Borrower and the Restricted Subsidiaries evaluated in the most recently delivered Reserve Report.

The Administrative Agent is hereby authorized and directed to declare Section 2 and Section 3 of this Amendment to be effective and to declare the occurrence of the Second Amendment Effective Date when it has received documents confirming compliance with the conditions set forth in this Section 4 or the waiver of such conditions in accordance with Section 12.02 of the Existing Credit Agreement. Such declaration shall be final, conclusive and binding upon all parties to the Existing Credit Agreement for all purposes. For purposes of determining compliance with the conditions specified in this Section 4, each Lender that has signed this Amendment shall be deemed to have consented to, approved or accepted, or to be satisfied with, each document or other matter required thereunder to be consented to or approved by or acceptable or satisfactory to such Lender, unless the Administrative Agent shall have received written notice from such Lender prior to the Second Amendment Effective Date specifying its objection thereto.

Section 5. Post-Closing Covenant. On or before the date that is 90 days following the Second Amendment Effective Date (or such later date as the Administrative Agent may agree in its reasonable discretion), the Borrower will deliver title information in form and substance reasonably acceptable to the Administrative Agent covering enough of the Oil and Gas Properties evaluated by the most recently delivered Reserve Report so that the Administrative Agent shall have received, together with title information previously delivered to the Administrative Agent, reasonably satisfactory title information on at least 75% of the total value of the proved Oil and Gas Properties evaluated by such Reserve Report.

Section 6. Amendments to Existing Credit Agreement as of the Spinoff Part I Effective Date. Effective as of the Spinoff Part I Effective Date (as defined in Section 8 of this Amendment), the Existing Credit Agreement, as amended by Section 2 of the Second Amendment (excluding all of the annexes, exhibits and schedules attached thereto), is hereby amended and restated in its entirety in the form attached hereto as Exhibit A (the Credit Agreement, as so amended and restated, including new Exhibit J attached thereto, the “Amended Credit Agreement”).

Section 7. Consents and Releases Related to Spinoff Part I Transactions.

7.1 Effective as of the Spinoff Part I Effective Date, the Lenders hereby agree that (a) none of the Spinoff Part I Transactions shall constitute (i) a Restricted Payment in violation of Section 9.04(a), (ii) an Investment in violation of Section 9.05, (iii) a merger, consolidation, sale, disposition, or other transaction in violation of Section 9.10, (iv) a Disposition in violation of Section 9.11, or (v) a transaction with an Affiliate in violation of Section 9.13 and (b) the Change in Control that results on account of the Spinoff Part I Transactions is hereby waived in its entirety and is deemed not to have occurred.

7.2 Except as expressly waived herein, all covenants, obligations and agreements of the Borrower and each Guarantor contained in the Existing Credit Agreement (as amended hereby) and the other Loan Documents shall remain in full force and effect in accordance with their terms. Without limitation of the foregoing, the foregoing waiver is hereby granted to the extent and only to the extent specifically stated herein and for no other purpose and shall not be deemed to (a) be a consent or agreement to, or waiver or modification of, or amendment to, any other term or condition of the Existing Credit Agreement (as amended hereby), any other Loan Document or any of the documents referred to therein, (b) except as expressly set forth herein, prejudice any right or rights which the Administrative Agent or the Lenders may now have or may have in the future under or in connection with the Existing Credit Agreement (as amended hereby), any other Loan Document or any of the documents referred to therein, or (c) constitute any course of dealing or other basis for altering any obligation of the Borrower or any right, privilege or remedy of the Administrative Agent or the Lenders under the Existing Credit Agreement (as amended hereby), the other Loan Documents, or any other contract or instrument. Granting the waiver set forth herein does not and should not be construed to be an assurance or promise that consents or waivers will be granted in the future, whether for the matters herein stated or on other unrelated matters.

Section 8. Conditions Precedent to Spinoff Part I Effective Date. Section 6 and Section 7 of this Amendment shall become effective on the date (such date, the “Spinoff Part I Effective Date”) when each of the following conditions is satisfied (or waived in accordance with Section 12.02 of the Existing Credit Agreement):

8.1 No Default. No Default or Event of Default shall have occurred and be continuing as of the Spinoff Part I Effective Date.

8.2 Payment of Outstanding Invoices. The Administrative Agent shall have received payment by the Borrower of all fees and other amounts due and payable on or prior to the Spinoff Part I Effective Date, including, to the extent invoiced prior to the anticipated Spinoff Part I Effective Date, reimbursement or payment of all reasonable out-of-pocket expenses required to be reimbursed or paid by the Borrower (including, but not limited to the reasonable fees of Paul Hastings LLP), in each case pursuant to the Existing Credit Agreement.

8.3 Joinders. The Administrative Agent shall have received from each of New LINN and MidCo counterparts (in such number as may be requested by the Administrative Agent), signed on behalf of each of New LINN and MidCo, of the following, which shall be in form and substance reasonably satisfactory to the Administrative Agent: (a) a Credit Agreement Joinder (as defined in the Amended Credit Agreement) and (b) an amendment, joinder and/or assumption agreement pursuant to which each of New LINN and MidCo shall become a party to, and bound by, the Guarantee and Collateral Agreement.

8.4 Liens. The Administrative Agent shall be reasonably satisfied that the Security Instruments create first priority, perfected Liens on all of the Property of each of New LINN and MidCo, and the Administrative Agent shall have received (a) certificates, if any, together with undated, blank stock powers for such certificates, representing all of the issued and outstanding certificated Equity Interests in MidCo and the Parent pursuant to the Guarantee and Collateral Agreement and (b) UCC financing statements for each of New LINN and MidCo to be filed in its state of organization.

8.5 Supplement to Schedules. The Administrative Agent shall have received supplements to Schedule 7.14 and Schedule 7.25 of the Amended Credit Agreement, in each case pertaining to New LINN and MidCo.

8.6 Secretary Certificate. The Administrative Agent shall have received a certificate of a Secretary or Responsible Officer of each of New LINN and MidCo setting forth (i) resolutions of the board of directors or other managing body with respect to the authorization of New LINN and MidCo to execute and deliver the Loan Documents to which it is a party and to enter into the transactions contemplated in those documents, (ii) the individuals (A) who are authorized to sign the Loan Documents to which either New LINN or MidCo is a party and (B) who will, until replaced by another individual duly authorized for that purpose, act as its representative for the purposes of signing documents and giving notices and other communications in connection with this Agreement and the other Loan Documents to which it is a party, (iii) specimen signatures of such authorized individuals, and (iv) the articles or certificate of incorporation or formation and bylaws, operating agreement or partnership agreement, as applicable, of New LINN and MidCo, in each case, certified as being true and complete.

8.7 Good Standing. The Administrative Agent shall have received certificates of the appropriate State agencies with respect to the existence, qualification and good standing of each of New LINN and MidCo.

8.8 Legal Opinion. The Administrative Agent shall have received an opinion of Kirkland & Ellis, LLP, special counsel to the Borrower, in form and substance reasonably satisfactory to the Administrative Agent, as to such matters as the Administrative Agent may reasonably request.

8.9 Spinoff Effective Date Certificate. The Administrative Agent shall have received a certificate of a Responsible Officer certifying (a) that attached thereto is a true and complete copy of each material transaction agreement relating to the Spinoff Part I Transactions (collectively, the “Spinoff Part I Documents”), (b) that the Spinoff Part I Transactions have been consummated (or will be consummated substantially simultaneously with the Spinoff Part I Effective Date) pursuant to the terms of the Spinoff Part I Documents, (c) that no cash payments or other Dispositions have been made as part of the Spinoff Part I Transactions, other than the formation of New LINN and MidCo and the merger of Holdings with and into MidCo, with MidCo surviving such merger; and (d) that each of the representations and warranties of the Borrower and the Guarantors (including New LINN and MidCo) set forth in the Amended Credit Agreement and in the other Loan Documents are true and correct in all material respects (except for those which have a materiality qualifier, which shall be true and correct in all respects as so qualified) on and as of the Spinoff Part I Effective Date, except to the extent any such representations and warranties are expressly limited to an earlier date, in which case such representations and warranties shall continue to be true and correct in all material respects (except for those which have a materiality qualifier, which shall be true and correct in all respects as so qualified) as of such specified earlier date.

8.10 KYC. The Administrative Agent and the Lenders shall have received, and be reasonably satisfied in form and substance with, all documentation and other information required by bank regulatory authorities under applicable “know-your-customer” and anti-money laundering rules and regulations, including but not restricted to the Patriot Act, that has been requested by the Administrative Agent in writing at least five (5) business days prior to the anticipated Spinoff Part I Effective Date.

The Administrative Agent is hereby authorized and directed to declare Section 6 and Section 7 of this Amendment to be effective and to declare the occurrence of the Spinoff Effective Part I Date when it has received documents confirming compliance with the conditions set forth in this Section 8 or the waiver of such conditions in accordance with Section 12.02 of the Existing Credit Agreement. Such declaration shall be final, conclusive and binding upon all parties to the Existing Credit Agreement for all purposes. For purposes of determining compliance with the conditions specified in this Section 8, each Lender that has signed this Amendment shall be deemed to have consented to, approved or accepted, or to be satisfied with, each document or other matter required thereunder to be consented to or approved by or acceptable or satisfactory to such Lender, unless the Administrative Agent shall have received written notice from such Lender prior to the Spinoff Part I Effective Date specifying its objection thereto.

Section 9. Miscellaneous.

9.1 Confirmation. The provisions of the Existing Credit Agreement (as amended by this Amendment) shall remain in full force and effect in accordance with its terms following the effectiveness of this Amendment.

9.2 Ratification and Affirmation; Representations and Warranties. Each Obligor hereby: (a) acknowledges the terms of this Amendment; (b) ratifies and affirms its obligations, and acknowledges, renews and extends its continued liability, under each Loan Document to which it is a party and agrees that each Loan Document to which it is a party remains in full force and effect, as amended hereby (subject to subject to applicable bankruptcy, insolvency, reorganization, moratorium or other laws affecting creditors’ rights generally and subject to general principles of equity, regardless of whether considered in a proceeding in equity or at law); (c) agrees that from and after the Second Amendment Effective Date, each reference to the Existing Credit Agreement in the Loan Documents shall be deemed to be a reference to the Existing Credit Agreement, as amended by this Amendment; and (d) represents and warrants to the Lenders that as of the date hereof, after giving effect to the terms of this Amendment: (i) the representations and warranties set forth in each Loan Document are true and correct in all material respects (except for those which have a materiality qualifier, which shall be true and correct in all respects as so qualified), except to the extent any such representations and warranties are expressly limited to an earlier date, in which case, such representations and warranties shall continue to be true and correct in all material respects (except for those which have a materiality qualifier, which shall be true and correct in all respects as so qualified) as of such specified earlier date and (ii) no Default has occurred and is continuing.

9.3 Counterparts. This Amendment may be executed in counterparts (and by different parties hereto on different counterparts), each of which shall constitute an original, but all of which when taken together shall constitute a single contract. Delivery of an executed counterpart of a signature page of this Amendment by fax, as an attachment to an email or other similar electronic means shall be effective as delivery of a manually executed counterpart of this Agreement.

9.4 NO ORAL AGREEMENT. THIS AMENDMENT, THE EXISTING CREDIT AGREEMENT AND THE OTHER LOAN DOCUMENTS EXECUTED IN CONNECTION HEREWITH AND THEREWITH REPRESENT THE FINAL AGREEMENT AMONG THE PARTIES HERETO AND THERETO AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS, OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES. THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN THE PARTIES.

9.5 GOVERNING LAW. THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.

9.6 Payment of Expenses. In accordance with Section 12.03(a) of the Existing Credit Agreement, the Borrower agrees to pay or reimburse the Administrative Agent for its reasonable and documented out-of-pocket expenses incurred in connection with this Amendment, any other documents prepared in connection herewith and the transactions contemplated hereby, including, without limitation, the reasonable and documented fees, charges and disbursements of counsel to each of the Administrative Agent.

9.7 Severability. Any provision of this Amendment held to be invalid, illegal or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such invalidity, illegality or unenforceability without affecting the validity, legality and enforceability of the remaining provisions hereof or thereof; and the invalidity of a particular provision in a particular jurisdiction shall not invalidate such provision in any other jurisdiction.

9.8 Successors and Assigns. This Amendment shall be binding upon and inure to the benefit of the parties to the Existing Credit Agreement and their respective successors and assigns permitted thereby.

9.9 Loan Document. This Amendment is a “Loan Document” as defined and described in the Existing Credit Agreement and all of the terms and provisions of the Existing Credit Agreement relating to Loan Documents shall apply hereto.

[Signatures begin next page.]

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed effective as of the date first written above.

BORROWER:	LINN ENERGY HOLDCO II LLC

	By:	/s/ David B. Rottino
	Name:	David B. Rottino
	Title:	Executive Vice President and Chief Financial Officer

PARENT:	LINN ENERGY HOLDCO LLC

	By:	/s/ David B. Rottino
	Name:	David B. Rottino
	Title:	Executive Vice President and Chief Financial Officer

HOLDINGS:	LINN ENERGY, INC.

	By:	/s/ David B. Rottino
	Name:	David B. Rottino
	Title:	Executive Vice President and Chief Financial Officer

GUARANTORS:	LINN ENERGY HOLDINGS, LLC

	By:	/s/ David B. Rottino
	Name:	David B. Rottino
	Title:	Executive Vice President and Chief Financial Officer

SIGNATURE PAGE

SECOND AMENDMENT TO CREDIT AGREEMENT

LINN OPERATING, LLC

By:	/s/ David B. Rottino
Name:	David B. Rottino
Title:	Executive Vice President and Chief Financial Officer

LINN MIDWEST ENERGY LLC

By:	/s/ David B. Rottino
Name:	David B. Rottino
Title:	Executive Vice President and Chief Financial Officer

BLUE MOUNTAIN MIDSTREAM LLC

By:	/s/ David B. Rottino
Name:	David B. Rottino
Title:	Executive Vice President and Chief Financial Officer

LINN MARKETING, LLC

By:	/s/ David B. Rottino
Name:	David B. Rottino
Title:	Executive Vice President and Chief Financial Officer

RIVIERA RESOURCES, LLC

By:	/s/ David B. Rottino
Name:	David B. Rottino
Title:	Executive Vice President and Chief Financial Officer

SIGNATURE PAGE

SECOND AMENDMENT TO CREDIT AGREEMENT

ADMINISTRATIVE AGENT:	ROYAL BANK OF CANADA, as Administrative Agent

	By:	/s/ Susan Khokher
	Name:	Susan Khokher
	Title:	Manager, Agency

SIGNATURE PAGE

SECOND AMENDMENT TO CREDIT AGREEMENT

ISSUING BANK AND LENDER:	ROYAL BANK OF CANADA, as Issuing Bank and a Lender

	By:	/s/ Emilee Scott
	Name:	Emilee Scott
	Title:	Authorized Signatory

SIGNATURE PAGE

SECOND AMENDMENT TO CREDIT AGREEMENT

LENDERS:	CITIBANK, N.A., as a Lender

	By:	/s/ Tariq Masaud
	Name:	Tariq Masaud
	Title:	Vice President

SIGNATURE PAGE

SECOND AMENDMENT TO CREDIT AGREEMENT

BARCLAYS BANK PLC, as a Lender

By:	/s/ Sydney G. Dennis
Name:	Sydney G. Dennis
Title:	Director

SIGNATURE PAGE

SECOND AMENDMENT TO CREDIT AGREEMENT

JPMORGAN CHASE BANK, N.A., as a Lender

By:	/s/ Anson Williams
Name:	Anson Williams
Title:	Authorized Officer

SIGNATURE PAGE

SECOND AMENDMENT TO CREDIT AGREEMENT

MORGAN STANLEY BANK, N.A., as a Lender

By:	/s/ Michael King
Name:	Michael King
Title:	Authorized Signatory

SIGNATURE PAGE

SECOND AMENDMENT TO CREDIT AGREEMENT

PNC BANK NATIONAL ASSOCIATION, as a Lender

By:	/s/ John Engel
Name:	John Engel
Title:	Vice President

SIGNATURE PAGE

SECOND AMENDMENT TO CREDIT AGREEMENT

ABN AMRO CAPITAL USA LLC, as a Lender

By:	/s/ Darrell Holley
Name:	Darrell Holley
Title:	Managing Director

By:	/s/ Beth Johnson
Name:	Beth Johnson
Title:	Executive Director

SIGNATURE PAGE

SECOND AMENDMENT TO CREDIT AGREEMENT

CADENCE BANK, N.A., as a Lender

By:	/s/ Anthony Blanco
Name:	Anthony Blanco
Title:	SVP

SIGNATURE PAGE

SECOND AMENDMENT TO CREDIT AGREEMENT

CAPITAL ONE, NATIONAL ASSOCIATION, as a Lender

By:	/s/ Nancy Mak
Name:	Nancy Mak
Title:	Sr. Vice President

SIGNATURE PAGE

SECOND AMENDMENT TO CREDIT AGREEMENT

CATHAY BANK, as a Lender

By:	/s/ Stephen V Bacala II
Name:	Stephen V Bacala II
Title:	Vice President

SIGNATURE PAGE

SECOND AMENDMENT TO CREDIT AGREEMENT

CANADIAN IMPERIAL BANK OF COMMERCE, NEW YORK BRANCH, as a Lender

By:	/s/ Robert Long
Name:	Robert Long
Title:	Authorized Signatory

By:	/s/ Trudy Nelson
Name:	Trudy Nelson
Title:	Authorized Signatory

SIGNATURE PAGE

SECOND AMENDMENT TO CREDIT AGREEMENT

COMERICA BANK, as a Lender

By:	/s/ William B. Robinson
Name:	William B. Robinson
Title:	Senior Vice President

SIGNATURE PAGE

SECOND AMENDMENT TO CREDIT AGREEMENT

DEUTSCHE BANK AG NEW YORK BRANCH, as a Lender

By:	/s/ Alicia Schug
Name:	Alicia Schug
Title:	Vice President

By:	/s/ Maria Guinchard
Name:	Maria Guinchard
Title:	Vice President

SIGNATURE PAGE

SECOND AMENDMENT TO CREDIT AGREEMENT

DNB CAPITAL LLC, as a Lender

By:	/s/ Bryon Cooley
Name:	Bryon Cooley
Title:	Senior Vice President

By:	/s/ James Grubb
Name:	James Grubb
Title:	Vice President

SIGNATURE PAGE

SECOND AMENDMENT TO CREDIT AGREEMENT

FIFTH THIRD BANK, as a Lender

By:	/s/ Justin Bellamy
Name:	Justin Bellamy
Title:	Director

SIGNATURE PAGE

SECOND AMENDMENT TO CREDIT AGREEMENT

KEYBANK NATIONAL ASSOCIATION, as a Lender

By:	/s/ David M. Bornstein
Name:	David M. Bornstein
Title:	Senior Vice President

SIGNATURE PAGE

SECOND AMENDMENT TO CREDIT AGREEMENT

SOCIETE GENERALE, as a Lender

By:	/s/ Max Sonnonstine
Name:	Max Sonnonstine
Title:	Director

SIGNATURE PAGE

SECOND AMENDMENT TO CREDIT AGREEMENT

SUNTRUST BANK, as a Lender

By:	/s/ Benjamin L. Brown
Name:	Benjamin L. Brown
Title:	Director

SIGNATURE PAGE

SECOND AMENDMENT TO CREDIT AGREEMENT

BP ENERGY COMPANY, as a Lender

By:	/s/ Timothy Yee
Name:	Timothy Yee
Title:	Attorney-in-Fact

SIGNATURE PAGE

SECOND AMENDMENT TO CREDIT AGREEMENT

CARGILL, INCORPORATED, as a Lender

By:	/s/ Tyler Smith
Name:	Tyler Smith
Title:	Authorized Signer

SIGNATURE PAGE

SECOND AMENDMENT TO CREDIT AGREEMENT

MACQUARIE BANK LIMITED, as a Lender

By:	/s/ Malcolm Eddington
Name:	Malcolm Eddington
Title:	Division Director

By:	/s/ Paul Weston
Name:	Paul Weston
Title:	Associate Director

(POA Ref #2468 dated 7 June 2017 expiring 31 March 2019, signed in London)

SIGNATURE PAGE

SECOND AMENDMENT TO CREDIT AGREEMENT

NEXTERA ENERGY MARKETING, LLC, as a Lender

By:	/s/ Lawrence Silverstein
Name:	Lawrence Silverstein
Title:	Senior Vice President and Managing Director, Nextera Energy Marketing, LLC

SIGNATURE PAGE

SECOND AMENDMENT TO CREDIT AGREEMENT

Schedule 7.14

Subsidiaries; Location of Businesses and Offices

Legal Name	Jurisdiction	Organizational ID Number	Tax ID Number	Place of Business / Chief Executive Office
Linn Energy, Inc.	Delaware	6316247	81-5366183	600 Travis Houston, TX 77002

Linn Energy Holdco LLC	Delaware	6287469	81-5365878	600 Travis Houston, TX 77002

Linn Energy Holdco II LLC	Delaware	6318215	81-5426475	600 Travis Houston, TX 77002

Linn Operating, LLC	Delaware	3696663	71-0983530	600 Travis Houston, TX 77002

Linn Energy Holdings, LLC	Delaware	3629608	75-3256517	600 Travis Houston, TX 77002

Linn Marketing, LLC	Delaware	6318212	81-5440528	600 Travis Houston, TX 77002

Blue Mountain Midstream LLC	Delaware	2261444	06-1319707	600 Travis Houston, TX 77002

Linn Midwest Energy LLC	Delaware	4391254	27-2621712	600 Travis Houston, TX 77002

Riviera Resources, LLC	Delaware	6828827	82-5121920	600 Travis Houston, TX 77002

EXHIBIT A

AMENDED CREDIT AGREEMENT (AS DEFINED IN THE SECOND AMENDMENT)

CREDIT AGREEMENT

DATED AS OF AUGUST 4, 2017,

AMONG

LINN ENERGY HOLDCO II LLC,

AS BORROWER,

LINN ENERGY HOLDCO LLC,

AS PARENT,

MIDCO (AS DEFINED HEREIN),

HOLDINGS (AS DEFINED HEREIN),

ROYAL BANK OF CANADA,

AS ADMINISTRATIVE AGENT,

CITIBANK, N.A.,

AS SYNDICATION AGENT,

BARCLAYS BANK PLC

JPMORGAN CHASE BANK, N.A.

MORGAN STANLEY SENIOR FUNDING, INC., AND

PNC BANK NATIONAL ASSOCIATION,

AS CO-DOCUMENTATION AGENTS

AND

THE LENDERS PARTY HERETO FROM TIME TO TIME

JOINT LEAD ARRANGERS AND JOINT BOOK RUNNERS

RBC CAPITAL MARKETS

CITIGROUP GLOBAL MARKETS, INC.

i

(continued)

(continued)

(continued)

(continued)

v

(continued)

Page
. Notwithstanding anything to the contrary in this Agreement, on and after the Spinoff Part II Effective Date, in order to consummate the corporate separation of Blue Mountain from the Obligors (the “Blue Mountain Transaction”), (a) a newly formed Delaware corporation wholly-owned by Holdings may replace Holdings as the owner of 100% of the voting and economic Equity Interests of MidCo (and which, for the avoidance of doubt, on the Replacement Holdings Effective Date (as defined below), shall not have incurred any Debt or Liens, except for the Obligations, the Liens securing the payment of the Obligations and Excepted Liens) (such Person, “Replacement Holdings”); and (b) substantially simultaneously with such replacement as described in the preceding clause (a), Holdings may distribute, or make other Restricted Payments of, the Equity Interests of Replacement Holdings; provided that (x) the terms and structure of such transactions in the preceding clauses (a) and (b) shall be acceptable to the Administrative Agent (and which terms shall include, for the avoidance of doubt, Replacement Holdings becoming a Guarantor); and (y) the conditions precedent set forth in Section 12.22 shall be satisfied or waived in accordance with Section 12.02 as if (1) each reference therein to Ultimate Holdings were replaced with a reference to Replacement Holdings, (2) each reference therein to the Spinoff Part II Effective Date were replaced with a reference to the Replacement Holdings Effective Date and (3) the certificate described in Section 12.22(h) referred to the transactions and transaction agreements entered into in connection with the Blue Mountain Transaction on the Replacement Holdings Effective Date. As used herein, “Replacement Holdings Effective Date” shall mean the date on which each of the conditions in the foregoing proviso is satisfied (or waived in accordance with Section 12.02 of this Agreement)	142

ANNEXES, EXHIBITS AND SCHEDULES

Annex I	Schedule of Maximum Credit Amounts

Exhibit A	Form of Note
Exhibit B	Form of Compliance Certificate
Exhibit C	Form of Guarantee and Collateral Agreement
Exhibit D	Form of Assignment and Assumption
Exhibit E	Form of Borrowing Request
Exhibit F	Form of Interest Election Request
Exhibit G	Form of Reserve Report Certificate
Exhibit H	Form of Solvency Certificate
Exhibit I-1	Form of U.S. Tax Compliance Certificate (For Non-U.S. Lenders That Are Not Partnerships For U.S. Federal Income Tax Purposes)
Exhibit I-2	Form of U.S. Tax Compliance Certificate (For Non-U.S. Lenders That Are Partnerships For U.S. Federal Income Tax Purposes)
Exhibit I-3	Form of U.S. Tax Compliance Certificate (For Non-U.S. Participants That Are Not Partnerships For U.S. Federal Income Tax Purposes)
Exhibit I-4	Form of U.S. Tax Compliance Certificate (For Non-U.S. Participants That Are Partnerships For U.S. Federal Income Tax Purposes)
Exhibit J	Form of Credit Agreement Joinder

Schedule 1.02(a)	Existing Letters of Credit
Schedule 6.03	Post-Closing Obligations
Schedule 7.05	Litigation
Schedule 7.14	Subsidiaries and Partnerships; Location of Businesses and Offices
Schedule 7.18	Gas Imbalances
Schedule 7.19	Marketing Contracts
Schedule 7.20	Swap Agreements
Schedule 7.25	Deposit Accounts
Schedule 9.05	Investments

Credit Agreement

THIS CREDIT AGREEMENT dated as of August 4, 2017, is among Linn Energy Holdco II LLC, a limited liability company duly formed and existing under the laws of the State of Delaware (the “Borrower”); Linn Energy Holdco LLC, a limited liability company duly formed and existing under the laws of the State of Delaware (“Parent”); Holdings (as defined below); MidCo (as defined below); each of the Lenders from time to time party hereto; Royal Bank of Canada (in its individual capacity, “RBC”), as administrative agent for the Lenders (in such capacity, together with its successors in such capacity, the “Administrative Agent”); Citibank, N.A., as syndication agent for the Lenders (the “Syndication Agent”) and Barclays Bank PLC, JPMorgan Chase Bank, N.A., Morgan Stanley Senior Funding, Inc. and PNC Bank National Association, as co-documentation agents for the Lenders (collectively, the “Documentation Agents”).

R E C I T A L S

A. The Borrower has requested that the Lenders provide certain loans to and extensions of credit on behalf of the Borrower.

B. The Lenders have agreed to make such loans and extensions of credit subject to the terms and conditions of this Agreement.

NOW, THEREFORE, in consideration of the mutual covenants and agreements herein contained herein and of the loans, extensions of credit and commitments hereinafter referred to, the parties hereto agree as follows:

ARTICLE I

Definitions and Accounting Matters

Section 1.01 Terms Defined Above. As used in this Agreement, each capitalized term defined above has the meaning indicated above.

Section 1.02 Certain Defined Terms. As used in this Agreement, the following capitalized and other terms have the meanings specified below:

“ABR”, when used in reference to any Loan or Borrowing, refers to whether such Loan, or the Loans comprising such Borrowing, are bearing interest at a rate determined by reference to the Alternate Base Rate.

“Account Control Agreement” shall mean, as to any Deposit Account or Securities Account of any Obligor, an agreement or agreements in form and substance reasonably acceptable to the Administrative Agent among such Obligor owning such Deposit Account or Securities Account, the Administrative Agent and, as applicable, the depositary bank, securities intermediary, securities broker or any other Person with respect thereto, which agreement or agreements result in perfected Liens in favor of the Administrative Agent for the benefit of the Lenders in such Deposit Account or Securities Account and grant to the Administrative Agent authority to preclude such Obligor from withdrawing funds, cash equivalents or securities from such account and authorize the Administrative Agent to direct the transfer of the cash, cash equivalents, securities and proceeds thereof contained in such Deposit Account or Securities Account to the Administrative Agent’s collateral account (which authority the Administrative Agent will not exercise unless an Event of Default has occurred and is continuing).

CREDIT AGREEMENT

“Accounting Changes” means changes in accounting principles required by the promulgation of any rule, regulation, pronouncement or opinion by the Public Company Accounting Oversight Board, the Financial Accounting Standards Board of the American Institute of Certified Public Accountants or, if applicable, the Securities and Exchange Commission (or successors thereto, or agencies with similar functions).

“Adjusted LIBO Rate” means, with respect to any Eurodollar Borrowing for any Interest Period, an interest rate per annum (rounded upwards, if necessary, to the next 1/100 of 1%) equal to (a) the LIBO Rate for such Interest Period multiplied by (b) the Statutory Reserve Rate.

“Administrative Agent” has the meaning assigned to such term in the preamble.

“Administrative Questionnaire” means an Administrative Questionnaire in a form supplied by the Administrative Agent.

“Affected Loans” has the meaning assigned to such term in Section 5.05.

“Affiliate” means, with respect to a specified Person, another Person that directly, or indirectly through one or more intermediaries, Controls or is Controlled by or is under common Control with the Person specified. Solely for purposes of this definition, any Person that owns directly or indirectly 10% or more of the Equity Interests having ordinary voting power for the election of directors or other governing body of a Person will be deemed to “control” such other Person.

“Aggregate Maximum Credit Amounts” at any time shall equal the sum of the Maximum Credit Amounts, as the same may be reduced or terminated pursuant to Section 2.06. The initial Aggregate Maximum Credit Amounts of the Lenders is $500,000,000.

“Agreement” means this Credit Agreement, as amended by the First Amendment and the Second Amendment, as the same may from time to time be further amended, restated, amended and restated, supplemented or otherwise modified.

“Alternate Base Rate” means, for any day, a rate per annum equal to the highest of (a) the Prime Rate in effect on such day, (b) the Federal Funds Effective Rate in effect on such day plus  1⁄2 of 1%, and (c) the Adjusted LIBO Rate for a one month Interest Period on such day (or if such day is not a Business Day, the immediately preceding Business Day) plus 1%; provided that, for the avoidance of doubt, the Adjusted LIBO Rate for any day shall be based on the rate appearing on the Reuters Screen LIBOR01 Page (or on any successor or substitute page of such service, or any successor to or substitute for such service, providing rate quotations comparable to those currently provided on such page of such service, as determined by the Administrative Agent from time to time for purposes of providing quotations of interest rates applicable to dollar deposits in the London interbank market), rounded upwards, if necessary, to the next 1/100 of 1% at which dollar deposits with a one month maturity are offered at approximately 11:00 a.m., London time, on such day (or the immediately preceding Business Days if such day is not a Business Day). Any

CREDIT AGREEMENT

change in the Alternate Base Rate due to a change in the Prime Rate, the Federal Funds Effective Rate or the Adjusted LIBO Rate shall be effective from and including the effective date of such change in the Prime Rate, the Federal Funds Effective Rate or the Adjusted LIBO Rate, respectively.

“AML Laws” means all laws, rules, and regulations of any jurisdiction applicable to any Lender, the Borrower, the Borrower’s Subsidiaries or any other Obligor or its Subsidiaries from time to time concerning or relating to anti-money laundering.

“Anti-Corruption Laws” means all laws, rules, and regulations of the United States, the European Union, the United Kingdom, the United Nations, or any jurisdiction applicable to the Borrower, the Borrower’s Subsidiaries or any other Obligor or its Subsidiaries from time to time concerning or relating to bribery or corruption.

“Applicable Margin” means, for any day, with respect to any ABR Loan or Eurodollar Loan, or with respect to the Commitment Fee Rate, as the case may be, the rate per annum set forth in the Borrowing Base Utilization Grid below based upon the Borrowing Base Utilization Percentage then in effect:

Borrowing Base Utilization Grid
Borrowing Base Utilization Percentage	≤25.0%	>25.0% ≤50.0%	>50.0% ≤75.0%	>75.0% ≤90.0%	>90.0%
ABR Loans	1.50%	1.75%	2.00%	2.25%	2.50%
Eurodollar Loans	2.50%	2.75%	3.00%	3.25%	3.50%
Commitment Fee Rate	0.50%	0.50%	0.50%	0.50%	0.50%

Each change in the Applicable Margin shall apply during the period commencing on the effective date of such change in the Borrowing Base Utilization Percentage and ending on the date immediately preceding the effective date of the next such change, provided, that if at any time the Borrower fails to deliver a Reserve Report pursuant to Section 8.11(a), then until delivery of such Reserve Report, the “Applicable Margin” shall mean the rate per annum set forth on the grid when the Borrowing Base Utilization Percentage is at its highest level.

“Applicable Percentage” means, with respect to any Lender at any time, the percentage of the Aggregate Maximum Credit Amounts represented by such Lender’s Maximum Credit Amount at such time; provided that, if the Commitments have terminated or expired, each Lender’s Applicable Percentage shall be determined based upon the Commitments most recently in effect. The Applicable Percentages of the Lenders as of the Effective Date are set forth on Annex I.

“Approved Counterparty” means (a) any Lender or any Affiliate of a Lender and (b) any other Person whose long term senior unsecured debt rating is BBB/Baa2 by S&P or Moody’s (or their equivalent) or higher at the time such Person enters into a Swap Agreement with the Obligors or the Restricted Subsidiaries.

CREDIT AGREEMENT

“Approved Fund” means any Person (other than a natural person) that is engaged in making, purchasing, holding or investing in bank loans and similar extensions of credit in the ordinary course of its business and that is administered or managed by (a) a Lender, (b) an Affiliate of a Lender or (c) an entity or an Affiliate of an entity that administers or manages a Lender.

“Approved Petroleum Engineers” means (a) Cawley, Gillespie & Associates, Inc., (b) Netherland, Sewell & Associates, Inc., (c) Ryder Scott Company Petroleum Consultants, L.P., (d) DeGolyer and MacNaughton and (e) any other independent petroleum engineers reasonably acceptable to the Administrative Agent.

“Arrangers” means RBC Capital Markets and Citigroup Global Markets, Inc., each in its capacity as joint lead arranger and joint book runner hereunder.

“Assignment and Assumption” means an assignment and assumption entered into by a Lender and an assignee (with the consent of any party whose consent is required by Section 12.04(b)), and accepted by the Administrative Agent, in the form of Exhibit D or any other form approved by the Administrative Agent.

“Availability Period” means the period from and including the Effective Date to but excluding the Termination Date.

“Bail-In Action” means the exercise of any Write-Down and Conversion Powers by the applicable EEA Resolution Authority in respect of any liability of an EEA Financial Institution.

“Bail-In Legislation” means, with respect to any EEA Member Country implementing Article 55 of Directive 2014/59/EU of the European Parliament and of the Council of the European Union, the implementing law for such EEA Member Country from time to time which is described in the EU Bail-In Legislation Schedule.

“Bank Price Deck” means the Administrative Agent’s “base case” forward curve for oil, natural gas and other Hydrocarbons as of the most recent Proposed Borrowing Base Notice.

“Bankruptcy Event” means, with respect to any Person, such Person becomes the subject of a bankruptcy or insolvency proceeding, or has had a receiver, conservator, trustee, administrator, custodian, assignee for the benefit of creditors or similar Person charged with the reorganization or liquidation of its business appointed for it, or, in the good faith determination of the Administrative Agent, has taken any action in furtherance of, or indicating its consent to, approval of, or acquiescence in, any such proceeding or appointment; provided that a Bankruptcy Event shall not result solely by virtue of any ownership interest, or the acquisition of any ownership interest, in such Person by a Governmental Authority or instrumentality thereof; provided, further, that such ownership interest does not result in or provide such Person with immunity from the jurisdiction of courts within the United States or from the enforcement of judgments or writs of attachment on its assets or permit such Person (or such Governmental Authority or instrumentality) to reject, repudiate, disavow or disaffirm any contracts or agreements made by such Person.

“Blue Mountain” means Blue Mountain Midstream LLC, a Delaware limited liability company.

CREDIT AGREEMENT

“Board” means the Board of Governors of the Federal Reserve System of the United States of America or any successor Governmental Authority.

“Borrower” has the meaning assigned to such term in the preamble.

“Borrowing” means Loans of the same Type, made, converted or continued on the same date and, in the case of Eurodollar Loans, as to which a single Interest Period is in effect.

“Borrowing Base” means at any time an amount equal to the amount determined in accordance with Section 2.07, as the same may be adjusted from time to time pursuant to Section 2.07(e), Section 2.07(f) or Section 8.12(c).

“Borrowing Base Deficiency” occurs if at any time the total Revolving Credit Exposures exceed the Borrowing Base then in effect. The amount of any Borrowing Base Deficiency is the amount by which the total Revolving Credit Exposures exceeds the Borrowing Base then in effect.

“Borrowing Base Properties” means the Oil and Gas Properties of the Borrower and its Restricted Subsidiaries included in the most recently delivered Reserve Report hereunder, excluding the Permitted Asset Sale Properties.

“Borrowing Base Utilization Percentage” means, as of any day, the fraction expressed as a percentage, the numerator of which is the sum of the Revolving Credit Exposures of the Lenders on such day, and the denominator of which is the Borrowing Base in effect on such day.

“Borrowing Request” means a request by the Borrower for a Borrowing in accordance with Section 2.03 in substantially the form of Exhibit E.

“Business Day” means any day that is not a Saturday, Sunday or other day on which commercial banks in New York City or Houston, Texas are authorized or required by law to remain closed; and if such day relates to a Borrowing or continuation of, a payment or prepayment of principal of or interest on, or a conversion of or into, or the Interest Period for, a Eurodollar Loan or a notice by the Borrower with respect to any such Borrowing or continuation, payment, prepayment, conversion or Interest Period, any day which is also a day on which banks are open for dealings in dollar deposits in the London interbank market.

“Cash Equivalents” means (a) marketable direct obligations issued by, or unconditionally guaranteed by, the United States Government or issued by any agency thereof and backed by the full faith and credit of the United States, in each case maturing within one year from the date of acquisition; (b) certificates of deposit, time deposits, Eurodollar time deposits or overnight bank deposits having maturities of twelve (12) months or less from the date of acquisition issued by any Lender or by any commercial bank organized under the laws of the United States of any state thereof having combined capital and surplus of not less than $500,000,000; (c) commercial paper of an issuer rated at least A-1 by S&P or P-1 by Moody’s, or carrying an equivalent rating by a nationally recognized rating agency, if both of the two named rating agencies cease publishing ratings of commercial paper issuers generally, and maturing within 270 days from the date of acquisition; (d) repurchase obligations of any Lender or of any commercial bank satisfying the requirements of clause (b) of this definition, having a term of not more than thirty (30) days, with respect to securities issued or fully guaranteed or insured by the United States government; or (e) money market or other mutual funds substantially all of whose assets comprise securities of the type described in clauses (a) through (d) above.

CREDIT AGREEMENT

“Capital Leases” means, in respect of any Person, all leases which shall have been, or should have been, in accordance with GAAP, recorded as capital leases on the balance sheet of the Person liable (whether contingent or otherwise) for the payment of rent thereunder.

“Cash Management Agreement” means any agreement to provide cash management services, including, but not limited to, treasury, depository, overdraft, credit or debit card, electronic funds transfer and other cash management services.

“Cash Receipts” means all cash received by or on behalf of any Obligor or any of the Restricted Subsidiaries, including without limitation: (a) any amounts payable under or in connection with any Oil and Gas Properties; (b) cash representing operating revenue earned or to be earned by any Obligor or any of the Restricted Subsidiaries; (c) proceeds from Loans; and (d) any other cash received by any Obligor or any of the Restricted Subsidiaries from whatever source (including, without limitation, amounts received in respect of the Liquidation of any Swap Agreement).

“Casualty Event” means any loss, casualty or other insured damage to, or any nationalization, taking under power of eminent domain or by condemnation or similar proceeding of, any Property of the Obligors or the Restricted Subsidiaries.

“Change in Control” means (a) any “person” or “group” (as such terms are used in Sections 13(d) and 14(d) of the Exchange Act), excluding the Permitted Holders, shall become the “beneficial owner” (as defined in Rules 13(d)-3 and 13(d)-5 under the Exchange Act), directly or indirectly, of more than thirty-five percent (35%) of the then-outstanding voting Equity Interests of Holdings, (b) Holdings shall cease to directly own and control 100% of the voting and economic Equity Interests of MidCo, (c) (i) MidCo shall cease to directly own and control at least 90% of the economic Equity Interests of the Parent and 100% of the voting Equity Interests of the Parent or (ii) in the event that all of the Equity Interests in the Parent held by the Obligors’ directors, officers and employees through an aggregator entity are converted into Equity Interests in Holdings and such aggregator entity is then dissolved, MidCo shall cease to directly own and control 100% of the economic and voting Equity Interests of the Parent, (d) the Parent shall cease to directly own and control 100% of the voting and economic Equity Interests of Borrower, (e) the Borrower shall cease to own and control, directly or indirectly, 100% of the Equity Interests of any Subsidiary Guarantor, except for any directors’ qualifying shares mandated by applicable law or pursuant to a transaction permitted by Section 9.10 or Section 9.11, (f) occupation of a majority of the seats (other than vacant seats) on the board of directors of Holdings by Persons who were neither (i) members of the board of directors of Holdings on the Second Amendment Effective Date, (ii) nominated, appointed nor approved by the board of directors of Holdings nor (iii) appointed by directors so nominated, appointed or approved or (g) any “change in control” (or other similar event, howsoever designated) shall occur under any agreement, document or instrument governing any Material Debt.

CREDIT AGREEMENT

“Change in Law” means the occurrence after the date of this Agreement or, with respect to any Lender, such later date on which such Lender becomes a party to this Agreement of (a) the adoption of or taking effect of any law, rule, regulation or treaty, (b) any change in any law, rule, regulation or treaty or in the interpretation, implementation or application thereof by any Governmental Authority or (c) compliance by any Lender or any Issuing Bank (or, for purposes of Section 5.01(b), by any lending office of such Lender or by such Lender’s or such Issuing Bank’s holding company, if any) with any request, guideline or directive (whether or not having the force of law) of any Governmental Authority made or issued after the date of this Agreement; provided that, notwithstanding anything herein to the contrary, (x) the Dodd-Frank Wall Street Reform and Consumer Protection Act and all requests, rules, guidelines, requirements or directives thereunder or issued in connection therewith (whether or not having the force of law) or in implementation thereof and (y) all requests, rules, guidelines or directives promulgated by the Bank for International Settlements, the Basel Committee on Banking Supervision (or any successor or similar authority) or the United States or foreign regulatory authorities, in each case pursuant to Basel III, shall be deemed to be a “Change in Law,” regardless of the date enacted, adopted, promulgated, issued or implemented.

“Chisholm Midstream Assets” means the Chisolm Trail Refrigeration Plant and Chisolm Trail Cryogenic Plant, together with all other gathering, processing and compression facilities and associated delivery pipelines located in Central Oklahoma.

“Code” means the Internal Revenue Code of 1986, as amended from time to time, and any successor statute.

“Collateral” means all Property of the Borrower and each Guarantor now owned or hereafter acquired which is subject to a Lien created or purported to be created under one or more Security Instruments.

“Commitment” means, with respect to each Lender, the commitment of such Lender to make Loans and to acquire participations in Letters of Credit hereunder, expressed as an amount representing the maximum aggregate amount of such Lender’s Revolving Credit Exposure hereunder as such commitment may be (a) modified from time to time pursuant to Section 2.06 and (b) modified from time to time pursuant to assignments by or to such Lender pursuant to Section 12.04(b). The amount representing each Lender’s Commitment shall at any time be the lesser of such Lender’s Maximum Credit Amount and such Lender’s Applicable Percentage of the then effective Borrowing Base.

“Commitment Fee Rate” has the meaning assigned to such term in the definition of Applicable Margin.

“Commodity Exchange Act” means the Commodity Exchange Act (7 U.S.C. § 1 et seq.), as amended from time to time, and any successor statute.

“Connection Income Taxes” means Other Connection Taxes that are imposed on or measured by net income (however denominated) or that are franchise Taxes or branch profits Taxes.

CREDIT AGREEMENT

“Consolidated Cash Balance” means, at any time of determination, (a) the sum of the aggregate amount of cash or Cash Equivalents, marketable securities, treasury bonds and bills, certificates of deposit, investments in money market funds and commercial paper, in each case, held or owned by (whether directly or indirectly), credited to the account of, or otherwise reflected as an asset on the balance sheet of, the Obligors and the Restricted Subsidiaries minus (b) the sum of (i) any amounts referred to in the definition of “Excluded Accounts” and deposited therein, (ii) any cash or Cash Equivalents of the Obligors and the Restricted Subsidiaries to be used within thirty (30) days (or such longer period to which the Administrative Agent agrees, in its sole discretion) to pay the purchase price for any Property to be acquired from an unaffiliated third party pursuant to a binding and enforceable purchase and sale agreement (or similar agreement) containing customary provisions regarding the payment of such purchase price and (iii) any cash set aside to pay in the ordinary course of business amounts of the Obligors and the Restricted Subsidiaries then due and owing to unaffiliated third parties and for which the Obligors and the Restricted Subsidiaries have issued checks or have initiated wires or ACH transfers (to the extent not already deducted pursuant to subpart (a) above).

“Consolidated Net Income” means with respect to Holdings and its Consolidated Restricted Subsidiaries, for any period, the aggregate of the net income (or loss) of Holdings and its Consolidated Restricted Subsidiaries after allowances for taxes for such period determined on a consolidated basis in accordance with GAAP; provided, that there shall be excluded from such net income (to the extent otherwise included therein) the following (without duplication): (a) the net income of any Person in which Holdings or a Consolidated Restricted Subsidiary has an interest (which interest does not cause the net income of such other Person to be consolidated with the net income of Holdings and its Consolidated Restricted Subsidiaries in accordance with GAAP), except to the extent of the amount of dividends or distributions actually paid in cash during such period by such other Person to Holdings or to a Consolidated Restricted Subsidiary, as the case may be; (b) the net income (but not loss) during such period of any Consolidated Restricted Subsidiary to the extent that the declaration or payment of dividends or similar distributions or transfers or loans by that Consolidated Restricted Subsidiary is not at the time permitted by operation of the terms of its charter or any agreement, instrument, or Governmental Requirement applicable to such Consolidated Restricted Subsidiary or is otherwise restricted or prohibited, in each case determined in accordance with GAAP; (c) the net income (or deficit) of any Person accrued prior to the date it becomes a Consolidated Restricted Subsidiary or is merged into or consolidated with Holdings or any of its Consolidated Restricted Subsidiaries, (d) any extraordinary gains or losses during such period; (d) any non-cash gains, losses, or adjustments under FASB ASC Topic 815 as a result of changes in the fair market value of derivatives; (e) any gains or losses attributable to write-ups or write-downs of assets, including ceiling test write-downs; and (f) non-cash share-based payments under FASB Statement No. 123R.

“Consolidated Restricted Subsidiaries” means any Restricted Subsidiaries that are Consolidated Subsidiaries. For purposes of this definition only, MidCo, the Parent and the Borrower shall be deemed to be Consolidated Restricted Subsidiaries of Holdings.

“Consolidated Subsidiary” means each Subsidiary of Holdings (whether now existing or hereafter created or acquired) the financial statements of which are (or should be) consolidated with the financial statements of Holdings in accordance with GAAP.

CREDIT AGREEMENT

“Consolidated Total Assets” shall mean, as of any date of determination, the amount that would, in conformity with GAAP, be set forth opposite the caption “total assets” (or any like caption) on a consolidated balance sheet of the Borrower and the Restricted Subsidiaries at such date.

“Consolidated Unrestricted Subsidiaries” means any Unrestricted Subsidiaries that are Consolidated Subsidiaries.

“Control” means the possession, directly or indirectly, of the power to direct or cause the direction of the management or policies of a Person, whether through the ability to exercise voting power, by contract or otherwise. “Controlling” and “Controlled” have meanings correlative thereto.

“Credit Agreement Joinder” means a joinder agreement pursuant to which Holdings, MidCo, Ultimate Holdings and/or Replacement Holdings, as the case may be, shall become a party to, and bound by, this Agreement, in substantially the form attached hereto as Exhibit J.

“Credit Bid” means an offer submitted by the Administrative Agent (on behalf of the Lenders), based upon the instruction of the Majority Lenders, to acquire the Property or Equity Interests of the Borrower or any Guarantor or any portion thereof in exchange for and in full and final satisfaction of all or a portion (as determined by the Administrative Agent, based upon the instruction of the Majority Lenders) of the claims and Obligations under this Agreement and other Loan Documents.

“Credit Party” means the Administrative Agent, each Issuing Bank or any Lender.

“Current Assets” means, as of any date of determination, without duplication, the sum of all amounts that would, in accordance with GAAP, be set forth opposite the caption “total current assets” (or any like caption) on a consolidated balance sheet of Holdings and its Consolidated Restricted Subsidiaries at such date, plus the unused Commitments, but excluding all non-cash assets under FASB ASC Topic 815.

“Current Liabilities” means, as of any date of determination, without duplication, the sum of all amounts that would, in accordance with GAAP, be set forth opposite the caption “total current liabilities” (or any like caption) on a consolidated balance sheet of Holdings and its Consolidated Restricted Subsidiaries on such date, but excluding (a) all non-cash obligations under FASB ASC Topic 815 and (b) the current portion of the Loans under this Agreement.

“Current Ratio” means, with respect to Holdings and its Consolidated Restricted Subsidiaries, as of any date of determination, the ratio of (a) Current Assets as of such date to (b) Current Liabilities as of such date.

“Debt” means, for any Person, the sum of the following (without duplication): (a) all obligations of such Person for borrowed money or evidenced by bonds, bankers’ acceptances, debentures, notes or other similar instruments; (b) all obligations of such Person (whether contingent or otherwise) in respect of letters of credit, surety or other bonds and similar instruments; (c) all accounts payable, accrued expenses, liabilities or other obligations of such

CREDIT AGREEMENT

Person, in each such case to pay the deferred purchase price of Property or services (other than (i) accrued pension costs and other employee benefit and compensation obligations arising in the ordinary course of business and (ii) accounts payable incurred in the ordinary course of business which are either (A) not overdue by more than 60 days or (B) being contested in good faith by appropriate action and for which adequate reserves have been maintained in accordance with GAAP); (d) all obligations under Capital Leases; (e) all obligations under Synthetic Leases; (f) all Debt (as defined in the other clauses of this definition) of others secured by (or for which the holder of such Debt has an existing right, contingent or otherwise, to be secured by) a Lien on any Property of such Person, whether or not such Debt is assumed by such Person, provided that the amount of Debt for purposes of this clause (f) shall be an amount equal to the lesser of the unpaid amount of such Debt and the fair market value of the encumbered Property; (g) all Debt (as defined in the other clauses of this definition) of others guaranteed by such Person or with respect to which such Person otherwise assures a creditor against loss of the Debt (howsoever such assurance shall be made) to the extent of the lesser of the amount of such Debt and the maximum stated amount of such guarantee or assurance against loss; (h) all obligations or undertakings of such Person to maintain or cause to be maintained the financial position or covenants of others or to purchase the Debt of others; (i) obligations to deliver commodities, goods or services, including, without limitation, Hydrocarbons, in consideration of one or more advance payments, other than gas balancing arrangements in the ordinary course of business (but only to the extent of such advance payments); (j) obligations under “take or pay” or similar agreements (other than obligations under firm transportation or drilling contracts); (k) any Debt of a partnership for which such Person is liable either by agreement, by operation of law or by a Governmental Requirement but only to the extent of such liability; (l) Disqualified Capital Stock of such Person; and (m) the undischarged balance of any production payment created by such Person or for the creation of which such Person directly or indirectly received payment. Notwithstanding anything herein to the contrary, any obligations of the Borrower or any Guarantor with respect to (i) any obligations under the Existing Credit Agreement secured by the Wells Fargo Default Interest LC and (ii) the Existing Letters of Credit shall not constitute Debt. The Debt of any Person shall include all obligations of such Person of the character described above to the extent such Person remains legally liable in respect thereof notwithstanding that any such obligation is not included as a liability of such Person under GAAP.

“Default” means any event or condition which constitutes an Event of Default or which upon notice, lapse of time or both would, unless cured or waived, become an Event of Default.

“Defaulting Lender” means any Lender that (a) has failed, within two Business Days of the date required to be funded or paid, to (i) fund any portion of its Loans, (ii) fund any portion of its participations in Letters of Credit or (iii) pay over to any Credit Party any other amount required to be paid by it hereunder, unless, in the case of clause (i) above, such Lender notifies the Administrative Agent in writing that such failure is the result of such Lender’s good faith determination that a condition precedent to funding (specifically identified and including the particular default, if any) has not been satisfied, (b) has notified the Borrower or any Credit Party in writing, or has made a public statement to the effect, that it does not intend or expect to comply with any of its funding obligations under this Agreement (unless such writing or public statement indicates that such position is based on such Lender’s good faith determination that a condition precedent (specifically identified and including the particular default, if any) to funding a Loan

CREDIT AGREEMENT

under this Agreement cannot be satisfied) or generally under other agreements in which it commits to extend credit, (c) has failed, within three Business Days after request by a Credit Party, acting in good faith, to provide a certification in writing from an authorized officer of such Lender that it will comply with its obligations (and is financially able to meet such obligations) to fund prospective Loans and participations in then outstanding Letters of Credit under this Agreement; provided that such Lender shall cease to be a Defaulting Lender pursuant to this clause (c) upon such Credit Party’s receipt of such certification in form and substance satisfactory to it and the Administrative Agent, or (d) has, or whose Lender Parent has, become the subject of a Bankruptcy Event or a Bail-In Action.

“Deposit Account” has the meaning assigned to such term in the UCC.

“Disposition” means any conveyance, sale, lease, sale and leaseback, assignment (other than assignments intended to convey a Lien), farm-out, transfer or other disposition of any Property, and including, for the avoidance of doubt, any Casualty Event. “Dispose” has a correlative meaning thereto.

“Disqualified Capital Stock” means any Equity Interest that, by its terms (or by the terms of any security into which it is convertible or for which it is exchangeable) or upon the happening of any event, matures or is mandatorily redeemable for any consideration other than other Equity Interests (which would not constitute Disqualified Capital Stock), pursuant to a sinking fund obligation or otherwise, or is convertible or exchangeable for Debt or redeemable for any consideration other than other Equity Interests (which would not constitute Disqualified Capital Stock) at the option of the holder thereof, in whole or in part, on or prior to the date that is 91 days after the earlier of (a) the Maturity Date and (b) the date on which there are no Loans, LC Exposure or other obligations hereunder outstanding and all of the Commitments are terminated.

“Documentation Agents” has the meaning assigned to such term in the preamble.

“dollars” or “$” refers to lawful money of the United States of America.

“Domestic Subsidiary” means any Subsidiary (whether a Restricted Subsidiary or an Unrestricted Subsidiary) that is organized under the laws of the United States of America or any state thereof or the District of Columbia.

“Drunkards Wash Assets” means all Oil and Gas Properties located in Carbon and Emory Counties, Utah.

“EBITDA” means, for any period, on a consolidated basis for Holdings and its Consolidated Restricted Subsidiaries, (a) Consolidated Net Income for such period plus (b) the following expenses or charges to the extent deducted in the calculation of Consolidated Net Income for such period: (i) exploration expenses, (ii) Interest Expense, (iii) income or franchise taxes, (iv) depreciation, depletion, amortization and other non-cash charges and losses, (v) documented and reasonable non-Affiliate third party fees, costs and expenses paid for attorneys, accountants, bankers and other advisors incurred in connection with (A) sales of Property or (B) issuance of Equity Interests by Holdings, in each case to the extent such non-Affiliate third party fees, costs and expenses are fully paid from the gross proceeds of such (1) sales of Property

CREDIT AGREEMENT

or (2) issuance of Equity Interests by Holdings; (vi) any losses from an early Liquidation of any Swap Agreement, (vii) costs, expenses and charges incurred in connection with the Disposition of Permitted Asset Sale Properties, (viii) fees and expenses incurred during such period pursuant to the Chapter 11 plan of reorganization, and any restructuring, severance, termination and other costs, expenses or charges incurred in connection with the acquisition or disposition of any assets, entity or line of business permitted hereunder, the closure or consolidation of facilities, the termination or modification of contracts or any benefit or employee plans, in each case incurred during such measurement period ending on or prior to March 31, 2018; provided, that aggregate amount of all add-backs described in clauses (vii) and (viii) above shall constitute no more than ten percent (10%) in the aggregate of EBITDA for any four quarter testing period; (ix) documented and reasonable non-Affiliate third party fees, costs and expenses paid for attorneys, accountants, bankers and other advisors incurred in connection with (A) the Spinoff Part I Transactions and the Spinoff Part II Transactions, (B) the Restricted Payments of Equity Interests in Roan Resources permitted pursuant to Section 9.04(a)(vi) and (C) a Disposition of, or Restricted Payments of, Equity Interests in or assets of, or other transaction contemplated by Section 12.23 in respect of, Blue Mountain, pursuant to Section 9.04(a)(vi), Section 9.11(e) or Section 12.23; minus (c) the following income or gains to the extent included in the calculation of Consolidated Net Income for such period: (i) all interest income, (ii) all non-cash income and gains, (iii) all cancellation of debt income and (iv) any gains from an early unwind of any Swap Agreement. For the purposes of calculating EBITDA for any period of four (4) consecutive fiscal quarters (each, a “Reference Period”), (i) if during such Reference Period, Holdings or any Consolidated Restricted Subsidiary shall have made any Material Disposition, EBITDA for such Reference Period shall be reduced by an amount equal to the EBITDA (if positive) attributable to the Property that is the subject of such Material Disposition for such Reference Period or increased by an amount equal to the EBITDA (if negative) attributable thereto for such Reference Period, (ii) if during such Reference Period, Holdings or any Consolidated Restricted Subsidiary shall have made a Material Acquisition, EBITDA for such Reference Period shall be calculated after giving pro forma effect thereto as if such Material Acquisition occurred on the first day of such Reference Period and (iii) if during such Reference Period a Consolidated Subsidiary shall be redesignated as either a Consolidated Unrestricted Subsidiary or a Consolidated Restricted Subsidiary, EBITDA shall be calculated after giving pro forma effect to such redesignation, as if such redesignation had occurred on the first day of such Reference Period.

“EDGAR” means the Electronic Data Gathering Analysis and Retrieval system operated by the SEC.

“EEA Financial Institution” means (a) any credit institution or investment firm established in any EEA Member Country which is subject to the supervision of an EEA Resolution Authority, (b) any entity established in an EEA Member Country which is a parent of an institution described in clause (a) of this definition, or (c) any financial institution established in an EEA Member Country which is a subsidiary of an institution described in clauses (a) or (b) of this definition and is subject to consolidated supervision with its parent;

“EEA Member Country” means any of the member states of the European Union, Iceland, Liechtenstein, and Norway.

CREDIT AGREEMENT

“EEA Resolution Authority” means any public administrative authority or any person entrusted with public administrative authority of any EEA Member Country (including any delegee) having responsibility for the resolution of any EEA Financial Institution.

“Effective Date” means the date on which the conditions specified in Section 6.01 are satisfied (or waived in accordance with Section 12.02).

“Enforcement Action” means any action to enforce any Obligations or Loan Documents or to exercise any rights or remedies relating to any Collateral (whether by judicial action, self-help, notification of account debtors, setoff or recoupment, Credit Bid, action in an Obligor’s Insolvency Proceeding or otherwise).

“Engineering Reports” has the meaning assigned to such term in Section 2.07(c)(i).

“Environmental Laws” means any and all Governmental Requirements pertaining in any way to health and safety (to the extent relating to exposure to Hazardous Materials), the environment or the preservation or reclamation of natural resources, in effect in any and all jurisdictions in which the Borrower or any Subsidiary is conducting or has conducted business, or where any Property of the Borrower or any Subsidiary is, or has been, located, including without limitation, the Oil Pollution Act of 1990 (“OPA”), as amended, the Clean Air Act, as amended, the Comprehensive Environmental, Response, Compensation, and Liability Act of 1980 (“CERCLA”), as amended, the Federal Water Pollution Control Act, as amended, the Occupational Safety and Health Act of 1970, as amended, the Resource Conservation and Recovery Act of 1976 (“RCRA”), as amended, the Safe Drinking Water Act, as amended, the Toxic Substances Control Act, as amended, the Superfund Amendments and Reauthorization Act of 1986, as amended, and Hazardous Materials Transportation Act, as amended, and comparable state laws.

“Environmental Permit” means any permit, registration, license, approval, consent, exemption, variance, or other authorization of a Governmental Authority required under or issued pursuant to applicable Environmental Laws.

“Equity Interests” means shares of capital stock, partnership interests, membership interests in a limited liability company, beneficial interests in a trust or other equity ownership interests in a Person, and any warrants, options or other rights entitling the holder thereof to purchase or acquire any of the foregoing.

“ERISA” means the Employee Retirement Income Security Act of 1974, as amended, and any successor statute.

“ERISA Affiliate” means each trade or business (whether or not incorporated) which together with the Obligors or their respective Subsidiaries would be deemed to be a “single employer” within the meaning of Section 4001(b)(1) of ERISA or subsections (b), (c), (m) or (o) of Section 414 of the Code.

“ERISA Event” means (a) a reportable event described in Section 4043 of ERISA and the regulations issued thereunder, (b) the withdrawal of the Obligors or their respective Subsidiaries or any ERISA Affiliate from a Plan during a plan year in which it was a “substantial employer” as

CREDIT AGREEMENT

defined in Section 4001(a)(2) of ERISA, (c) the filing of a notice of intent to terminate a Plan or the treatment of a Plan amendment as a termination under Section 4041 of ERISA, (d) the institution of proceedings to terminate a Plan by the PBGC, (e) receipt by the Obligors or their respective Subsidiaries or any ERISA Affiliate of a notice of withdrawal liability pursuant to Section 4202 of ERISA with respect to any Multiemployer Plan, (f) the failure of a Plan to meet the minimum funding standards under Section 412 of the Code or Section 302(c) of ERISA (determined without regard to Section 412(c) of the Code or Section 303(c) of ERISA), (g) the failure of a Plan to satisfy the requirements of Section 401(a)(29) of the Code, Section 436 of the Code or Section 206(g) of ERISA or (h) any other event or condition which might constitute grounds under Section 4042 of ERISA for the termination of, or the appointment of a trustee to administer, any Plan.

“EU Bail-In Legislation Schedule” means the EU Bail-In Legislation Schedule published by the Loan Market Association (or any successor person), as in effect from time to time.

“Eurodollar”, when used in reference to any Loan or Borrowing, refers to whether such Loan, or the Loans comprising such Borrowing, are bearing interest at a rate determined by reference to the Adjusted LIBO Rate.

“Event of Default” has the meaning assigned to such term in Section 10.01.

“Excepted Liens” means: (a) Liens for Taxes, assessments or other governmental charges or levies which are not delinquent or which are being contested in good faith by appropriate action and for which adequate reserves have been recorded and maintained in accordance with GAAP; (b) Liens in connection with workers’ compensation, unemployment insurance or other social security, old age pension or public liability obligations which are not delinquent or which are being contested in good faith by appropriate action and for which adequate reserves have been maintained in accordance with GAAP; (c) statutory landlord’s liens, operators’, vendors’, carriers’, warehousemen’s, repairmen’s, mechanics’, suppliers’, workers’, materialmen’s, construction or other like Liens arising by operation of law in the ordinary course of business or incident to the exploration, development, operation and maintenance of Oil and Gas Properties each of which is in respect of obligations that are not more than 60 days delinquent or which are being contested in good faith by appropriate action and for which adequate reserves have been maintained in accordance with GAAP; (d) contractual Liens which arise in the ordinary course of business under operating agreements, joint venture agreements, oil and gas partnership agreements, oil and gas leases, farm-out agreements, division orders, contracts for the sale, transportation or exchange of oil and natural gas, unitization and pooling declarations and agreements, area of mutual interest agreements, overriding royalty agreements, marketing agreements, processing agreements, net profits agreements, development agreements, gas balancing or deferred production agreements, injection, repressuring and recycling agreements, salt water or other disposal agreements, seismic or other geophysical permits or agreements, and other agreements which are usual and customary in the oil and gas business and are for claims which are not more than 60 days delinquent or which are being contested in good faith by appropriate action and for which adequate reserves have been maintained in accordance with GAAP, provided that any such Lien referred to in this clause does not materially impair the use of the Property covered by such Lien for the purposes for which such Property is held by the Obligors or the Restricted Subsidiaries or materially impair the value of any material Property subject thereto; (e) Liens arising solely by virtue of any statutory or common

CREDIT AGREEMENT

law provision or customary deposit account terms (pursuant to a depository institution’s standard documentation that is provided to its customers generally or pursuant to Account Control Agreements) relating to banker’s liens, rights of set-off or similar rights and remedies and burdening only deposit accounts or other funds maintained with a creditor depository institution, provided that no such deposit account is a dedicated cash collateral account or is subject to restrictions against access by the depositor in excess of those set forth by regulations promulgated by the Board and no such deposit account is intended by the Obligors or the Restricted Subsidiaries to provide collateral to the depository institution; (f) easements, restrictions, servitudes, permits, conditions, covenants, exceptions or reservations in any Property of the Obligors or the Restricted Subsidiaries for the purpose of roads, pipelines, transmission lines, transportation lines, distribution lines for the removal of gas, oil, coal or other minerals or timber, and other like purposes, or for the joint or common use of real estate, zoning restrictions, rights of way, facilities and equipment, that do not secure any monetary obligations and which in the aggregate do not materially impair the use of such Property for the purposes of which such Property is held by the Obligors or the Restricted Subsidiaries or materially impair the value of any material Property subject thereto; (g) Liens on cash or securities pledged to secure performance of tenders, surety and appeal bonds, government contracts, performance and return of money bonds, bids, trade contracts, leases, statutory obligations, regulatory obligations and other obligations of a like nature incurred in the ordinary course of business; (h) judgment and attachment Liens on any Property, including Oil and Gas Property, not giving rise to an Event of Default; (i) Liens pursuant to merger agreements, stock purchase agreements, asset sale agreements and similar agreements (1) limiting the transfer of properties and assets pending consummation of the subject transaction or (2) in respect of earnest money deposits, good faith deposits, purchase price adjustment escrows and similar deposits and escrow arrangements made or established thereunder, (j) Liens arising from precautionary Uniform Commercial Code financing statement filings entered into by the Borrower and the Subsidiaries covering Property under true leases entered into in the ordinary course of business and (k) Liens on any cash deposited with Paul Hastings LLP pursuant to Section 6.01(c); provided, further Liens described in clauses (a) through (e) shall remain “Excepted Liens” only for so long as no action to enforce such Lien has been commenced; provided further, (x) no intention to subordinate the first priority Lien granted in favor of the Administrative Agent and the Lenders is to be hereby implied or expressed by the permitted existence of any Excepted Liens and (y) in no event shall “Excepted Liens” secure Debt for borrowed money.

“Exchange Act” means the Securities Exchange Act of 1934, as amended, and the rules and regulations promulgated thereunder.

“Excluded Accounts” means, with respect to the Obligors or any Restricted Subsidiary, each deposit account set forth on Schedule 7.25 (as the same may be supplemented by the Borrower from time to time upon delivery of a written supplement to the Administrative Agent) as an “Excluded Account” and that is not subject to an Account Control Agreement, to the extent exclusively constituting (a) payroll accounts containing a balance not exceeding the amount of payroll expenses for one payroll period at any time, (b) tax withholding accounts, (c) employee benefit trust accounts, (d) zero balance accounts (other than lockbox accounts, to the extent Account Control Agreements are permitted by the applicable depository bank), (e) petty cash accounts containing a balance not exceeding $25,000 per account at any time and not to exceed $250,000 for all such accounts in the aggregate, (f) segregated accounts, the balance of which

CREDIT AGREEMENT

consists exclusively of funds due and owing to unaffiliated third parties in connection with royalty payment obligations owed to such third parties, or working interest payments received from unaffiliated third parties, solely to the extent such amounts constitute property of such third party held in trust, (g) the General Unsecured Claims Account, (h) accounts consisting of purchase price deposits held in escrow by or on behalf of the Borrower or any Subsidiary pursuant to a binding and enforceable purchase and sale agreement with an unaffiliated third party containing customary provisions regarding the payment and refunding of such deposits, (i) accounts held for the purpose of managing and settling Holdings’ share repurchase programs, subject to regular settlement mechanics in which the funds on deposit therein are swept on a regular basis to execute and/or settle share repurchase transactions, (j) fiduciary or trust accounts for the benefit of a Governmental Authority securing plugging, abandonment and similar obligations incurred in the ordinary course of business and (k) dedicated cash collateral accounts with respect to Excepted Liens of the type described in clause (g) of the definition thereof. Notwithstanding anything to the contrary in this definition or in Section 7.25, in no event shall an Excluded Account described in clause (h) hereof be required to be listed as an “Excluded Account” on Schedule 7.25.

“Excluded Swap Obligation” has the meaning assigned to such term in the Guarantee and Collateral Agreement.

“Excluded Taxes” means any of the following Taxes imposed on or with respect to a Recipient or required to be withheld or deducted from a payment to a Recipient, (a) Taxes imposed on (or measured by) its net income (however denominated), franchise Taxes, and branch profit Taxes, in each case, (i) imposed as a result of such Recipient being organized under the laws of, or having its principal office or in the case of any Lender, its applicable lending office located in, the jurisdiction imposing such Tax (or any political subdivision thereof), or (ii) that are Other Connection Taxes, (b) in the case of a Lender any U.S. federal withholding Tax that is imposed on amounts payable to or for the account of such Lender with respect to an applicable interest in a Loan or Commitment pursuant to a law in effect on the date on which (i) such Lender acquires such interest in the Loan, Letter of Credit, or Commitment (other than pursuant to an assignment request by the Borrower under Section 5.04(b), or (ii) such Lender changes its lending office, except in each case to the extent that, pursuant to Section 5.03, amounts with respect to such Taxes were payable either to such Lender’s assignor immediately before such Lender became a party hereto or to such Lender immediately before it changed its lending office (c) any Taxes attributable to a Recipient’s failure to comply with Section 5.03(e) and (d) any withholding Taxes imposed under FATCA.

“Existing Credit Agreement” means that certain Credit Agreement dated as of February 28, 2017, among the Borrower, the Parent, Old Holdings, the other Obligors (as defined therein), Wells Fargo Bank, National Association, as administrative agent, and the lenders and other agents party thereto, as heretofore amended, modified and supplemented.

“Existing Letters of Credit” means the letters of credit listed on Schedule 1.02(a).

“Extraordinary Expenses” means all costs, expenses or advances that the Administrative Agent may incur during a Default or Event of Default, or during the pendency of an Insolvency Proceeding of an Obligor, including those relating to (a) any audit, inspection, repossession, storage, repair, appraisal, insurance, manufacture, preparation or advertising for sale, sale,

CREDIT AGREEMENT

collection, or other preservation of or realization upon any Collateral; (b) any action, arbitration or other proceeding (whether instituted by or against the Administrative Agent, any Lender, any Obligor, any representative of creditors of an Obligor or any other Person) in any way relating to any Collateral (including the validity, perfection, priority or avoidance of the Administrative Agent’s Liens with respect to any Collateral), Loan Documents, Letters of Credit or other Obligations, including any lender liability or other claims; (c) the exercise of any rights or remedies of the Administrative Agent in, or the monitoring of, any Insolvency Proceeding; (d) settlement or satisfaction of taxes, charges or Liens with respect to any Collateral; (e) any Enforcement Action; and (f) negotiation and documentation of any modification, waiver, workout, restructuring or forbearance with respect to any Loan Documents or Obligations. Such costs, expenses and advances include transfer fees, Other Taxes, storage fees, insurance costs, permit fees, utility reservation and standby fees, legal fees of outside counsel, appraisal fees, brokers’ and auctioneers’ fees and commissions, accountants’ fees, environmental study fees, wages and salaries paid to employees of any Obligor or independent contractors in liquidating any Collateral, and reasonable travel and other expenses.

“FATCA” means Sections 1471 through 1474 of the Code, as of the date of this Agreement (and any amendment or successor provisions that are substantively comparable and which do not impose criteria that are materially more onerous to comply with than those contained in such Sections), any current or future regulations or official interpretations thereof and any agreements entered into pursuant to Section 1471(b)(1) of the Code, and any applicable intergovernmental agreement entered into in connection with the implementation of such sections of the Code, and any fiscal or regulatory legislation, rules or practices adopted pursuant to any such intergovernmental agreement.

“FCPA” means the Foreign Corrupt Practices Act of 1977, as amended.

“Federal Funds Effective Rate” means, for any day, the weighted average (rounded upwards, if necessary, to the next 1/100 of 1%) of the rates on overnight Federal funds transactions with members of the Federal Reserve System arranged by Federal funds brokers, as published on the next succeeding Business Day by the Federal Reserve Bank of New York, or, if such rate is not so published for any day that is a Business Day, the average (rounded upwards, if necessary, to the next 1/100 of 1%) of the quotations for such day for such transactions received by the Administrative Agent from three Federal funds brokers of recognized standing selected by it; provided, that, if the Federal Funds Effective Rate shall be less than zero, such rate shall be deemed to be zero for purposes of this Agreement.

“Fee Letter” means that certain Fee Letter dated August 4, 2017, between RBC and the Borrower.

“Financial Officer” means, for any Person, the chief financial officer, principal accounting officer, treasurer or controller of such Person (or in the case of any Person that is a partnership, of such Person’s general partner). Unless otherwise specified, all references to a Financial Officer herein mean a Financial Officer of the Borrower.

“Financial Statements” means the financial statement or statements of Old Holdings and its Consolidated Subsidiaries referred to in Section 7.04(a).

CREDIT AGREEMENT

“First Amendment” means that certain First Amendment to Credit Agreement, dated as of September 29, 2017, among the Borrower, the Parent, Holdings, the other Guarantors, the Administrative Agent and the Lenders party thereto.

“First Amendment Effective Date” has the meaning assigned to such term in the First Amendment.

“Foreign Lender” means any Lender that is not a U.S. Person.

“Foreign Subsidiary” means any Subsidiary (whether a Restricted Subsidiary or an Unrestricted Subsidiary) that is not a Domestic Subsidiary.

“GAAP” means generally accepted accounting principles in the United States of America as in effect from time to time subject to the terms and conditions set forth in Section 1.05.

“General Unsecured Claims” means those disputed claims under the Restructuring Proceedings which (i) have not been paid in full pursuant to a final order of United States Bankruptcy Court for the Southern District of Texas, (ii) are not Unsecured Notes Claims (as defined in the Plan of Reorganization) and (iii) are not Second Lien Notes Claims (as defined in the Plan of Reorganization).

“General Unsecured Claims Account” means a separate, designated deposit account that is an Excluded Account and in which the Borrower or other Obligor has deposited funds prior to the Effective Date and which funds are reserved solely to satisfy the Allowed General Unsecured Claims; provided that (a) amounts in such account shall in no event exceed the General Unsecured Claims Amount and (b) such account shall cease to be an Excluded Account when the General Unsecured Claims have been settled or paid.

“General Unsecured Claims Amount” means $40,000,000 as such amount may be reduced by payments in respect of General Unsecured Claims.

“Governmental Authority” means the government of the United States of America, any other nation or any political subdivision thereof, whether state or local, and any agency, authority, instrumentality, regulatory body, court, central bank or other entity exercising executive, legislative, judicial, taxing, regulatory or administrative powers or functions of or pertaining to government (including any supranational bodies exercising such powers or functions, such as the European Union or the European Central Bank).

“Governmental Requirement” means any law, statute, code, ordinance, order, determination, rule, regulation, judgment, decree, injunction, franchise, permit, certificate, license, rules of common law, authorization or other directive or requirement, whether now or hereinafter in effect of any Governmental Authority.

“Guarantor” means (a) Holdings; (b) MidCo; (c) the Parent; and (d) each Restricted Subsidiary that is a party to the Guarantee and Collateral Agreement as a “Guarantor” and “Grantor” (as such terms are defined in the Guarantee and Collateral Agreement) and guarantees the Obligations (including pursuant to Section 6.01 and Section 8.13(b)). On the Spinoff Part I

CREDIT AGREEMENT

Effective Date, the following Persons are Guarantors: Holdings, MidCo, the Parent, Linn Operating, LLC, a Delaware limited liability company, Blue Mountain, Linn Energy Holdings, LLC, a Delaware limited liability company, Linn Marketing, LLC, a Delaware limited liability company, Linn Midwest Energy LLC, a Delaware limited liability company, and Ultimate Holdings.

“Guarantee and Collateral Agreement” means the Guarantee and Collateral Agreement, substantially in the form attached hereto as Exhibit C, executed by the Borrower, the Guarantors and the Administrative Agent, as the same may be amended, modified or supplemented from time to time.

“Hazardous Material” means any substance regulated or as to which liability might arise under any applicable Environmental Law and including, without limitation: (a) any chemical, compound, material, product, byproduct, substance or waste defined as, or included in the definition or meaning of, “hazardous substance,” “hazardous material,” “hazardous waste,” “solid waste,” “toxic waste,” “extremely hazardous substance,” “toxic substance,” “contaminant,” “pollutant,” or words of similar meaning or import found in any applicable Environmental Law; (b) petroleum hydrocarbons, petroleum products, petroleum substances, natural gas, oil, oil and gas waste, crude oil, and any components, fractions, or derivatives thereof; and (c) radioactive materials, asbestos containing materials, polychlorinated biphenyls, or radon.

“Highest Lawful Rate” means, with respect to each Lender, the maximum non-usurious interest rate, if any, that at any time or from time to time may be contracted for, taken, reserved, charged or received on the Notes or on other Obligations under laws applicable to such Lender which are presently in effect or, to the extent allowed by law, under such applicable laws which may hereafter be in effect and which allow a higher maximum non-usurious interest rate than applicable laws allow as of the date hereof.

“Holdings” means (a) from and after the Spinoff Part I Effective Date until the Spinoff Part II Effective Date, New LINN, (b) from and after the Spinoff Part II Effective Date until the Replacement Holdings Effective Date (if applicable), Ultimate Holdings or (c) from and after the Replacement Holdings Effective Date (if applicable), Replacement Holdings.

“Holdings’ Incentive Plan” means the Linn Energy, Inc. 2017 Omnibus Incentive Plan as in effect as of the Effective Date.

“Hydrocarbon Interests” means all rights, titles, interests and estates now or hereafter acquired in and to oil and gas leases, oil, gas and mineral leases, or other liquid or gaseous hydrocarbon leases, mineral fee interests, overriding royalty and royalty interests, net profit interests and production payment interests, including any reserved or residual interests of whatever nature. Unless otherwise indicated herein, each reference to the term “Hydrocarbon Interests” shall mean Hydrocarbon Interests of the Borrower and the Restricted Subsidiaries, as the context requires.

“Hydrocarbons” means oil, gas, casinghead gas, drip gasoline, natural gasoline, condensate, distillate, liquid hydrocarbons, gaseous hydrocarbons and all products refined or separated therefrom.

CREDIT AGREEMENT

“Immaterial Subsidiary” shall mean any Restricted Subsidiary that is not a Material Subsidiary.

“Indemnified Taxes” means (a) Taxes, other than Excluded Taxes, imposed on or with respect to any payment made by or on account of any obligation of any Obligor under any Loan Document, and (b) to the extent not otherwise described in clause (a), Other Taxes.

“Indemnitee” has the meaning assigned to such term in Section 12.03(b).

“Information” has the meaning assigned to such term in Section 12.11.

“Initial Post-Closing Title Requirement” has the meaning assigned to such term in Schedule 6.03.

“Initial Reserve Report” means the Reserve Report as of July 1, 2017 prepared by or under the supervision of the chief engineer of the Borrower and based upon the 2016 reserve report of the Borrower prepared by DeGolyer & MacNaughton, but excluding the Permitted Asset Sale Properties and other Oil and Gas Properties sold prior July 1, 2017.

“Insolvency Proceeding” means any case or proceeding commenced by or against a Person under any state, federal or foreign law for, or any agreement of such Person to, (a) the entry of an order for relief under the Bankruptcy Code, or any other insolvency, debtor relief or debt adjustment law; (b) the appointment of a receiver, trustee, liquidator, administrator, conservator or other custodian for such Person or any part of its Property; or (c) an assignment or trust mortgage for the benefit of creditors.

“Interest Election Request” means a request by the Borrower to convert or continue a Borrowing in accordance with Section 2.04 in substantially the form of Exhibit F.

“Interest Expense” means, for any period, the sum (determined without duplication) of the aggregate gross interest expense of Holdings and the Consolidated Restricted Subsidiaries for such period, including (a) to the extent included in interest expense under GAAP, unless otherwise provided in (iii) below: (i) amortization of debt discount, (ii) capitalized interest and (iii) the portion of any payments or accruals under Capital Leases allocable to interest expense, plus the portion of any payments or accruals under Synthetic Leases allocable to interest expense whether or not the same constitutes interest expense under GAAP and (b) cash dividend payments made by any Obligor or the Restricted Subsidiaries in respect of any Disqualified Capital Stock; but excluding non-cash gains, losses or adjustments under FASB ASC Topic 815 as a result of changes in the fair market value of derivatives.

“Interest Payment Date” means (a) with respect to any ABR Loan, the last day of each March, June, September and December and (b) with respect to any Eurodollar Loan, the last day of the Interest Period applicable to the Borrowing of which such Loan is a part and, in the case of a Eurodollar Borrowing with an Interest Period of more than three months’ duration, each day prior to the last day of such Interest Period that occurs at intervals of three months’ duration after the first day of such Interest Period.

CREDIT AGREEMENT

“Interest Period” means with respect to any Eurodollar Borrowing, the period commencing on the date of such Borrowing and ending on the numerically corresponding day in the calendar month that is one, two, three or six months (or, with the consent of each Lender, twelve months) thereafter, as the Borrower may elect; provided, that (a) if any Interest Period would end on a day other than a Business Day, such Interest Period shall be extended to the next succeeding Business Day unless such next succeeding Business Day would fall in the next calendar month, in which case such Interest Period shall end on the next preceding Business Day and (b) any Interest Period that commences on the last Business Day of a calendar month (or on a day for which there is no numerically corresponding day in the last calendar month of such Interest Period) shall end on the last Business Day of the last calendar month of such Interest Period. For purposes hereof, the date of a Borrowing initially shall be the date on which such Borrowing is made and thereafter shall be the effective date of the most recent conversion or continuation of such Borrowing.

“Interim Redetermination” has the meaning assigned to such term in Section 2.07(b).

“Interim Redetermination Date” means the date on which a Borrowing Base that has been redetermined pursuant to an Interim Redetermination becomes effective as provided in Section 2.07(d).

“Investment” means, for any Person: (a) an acquisition (whether for cash, Property, services or securities or otherwise) of Equity Interests of any other Person; (b) the making of any advance, loan or capital contribution to, assumption of Debt of, purchase or other acquisition of any other Debt or equity participation or interest in, or other extension of credit to, any other Person (including the purchase of Property from another Person subject to an understanding or agreement, contingent or otherwise, to resell such Property to such Person, but excluding any such advance, loan or extension of credit having a term not exceeding ninety (90) days representing the purchase price of inventory or supplies sold by such Person in the ordinary course of business); (c) the purchase or acquisition (in one or a series of transactions) of Property of another Person that constitutes a business unit; or (d) the entering into of any guarantee of, or other contingent obligation (including the deposit of any Equity Interests to be sold) with respect to, Debt of any other Person and (without duplication) any amount committed to be advanced, lent, or extended to such Person (valued at the lesser of the amount of the Debt that is the subject of such guarantee or contingent obligation and the maximum stated amount of such guarantee or contingent obligation).

“Issuing Bank” means (a) RBC and (b) any other Lender acceptable to the Administrative Agent and the Borrower that has agreed in its sole discretion to become an Issuing Bank hereunder pursuant to documentation in form and substance reasonably satisfactory to the Administrative Agent, in each case, in its capacity as an issuer of Letters of Credit hereunder, and its successors in such capacity as provided in Section 2.08(i). Any Issuing Bank may, in its discretion, arrange for one or more Letters of Credit to be issued by Affiliates of such Issuing Bank, in which case the term “Issuing Bank” shall include any such Affiliate with respect to Letters of Credit issued by such Affiliate. Each reference herein to the “Issuing Bank” shall be deemed to be a reference to the relevant Issuing Bank.

“LC Commitment” at any time means $50,000,000.

CREDIT AGREEMENT

“LC Disbursement” means a payment made by any Issuing Bank pursuant to a Letter of Credit issued by such Issuing Bank.

“LC Exposure” means, at any time, the sum of (a) the aggregate undrawn amount of all outstanding Letters of Credit at such time plus (b) the aggregate amount of all LC Disbursements that have not yet been reimbursed by or on behalf of the Borrower at such time. The LC Exposure of any Lender at any time shall be its Applicable Percentage of the total LC Exposure at such time.

“Lender Parent” means, with respect to any Lender, any Person as to which such Lender is, directly or indirectly, a subsidiary.

“Lenders” means the Persons listed on Annex I, other than any such Person that ceases to be a party hereto pursuant to an Assignment and Assumption, and any Person that shall have become a party hereto pursuant to an Assignment and Assumption.

“Letter of Credit” means any standby letter of credit issued pursuant to this Agreement.

“Letter of Credit Agreements” means all letter of credit applications and other agreements (including any amendments, modifications or supplements thereto) submitted by the Borrower, or entered into by the Borrower, with any Issuing Bank relating to any Letter of Credit issued by such Issuing Bank.

“LIBO Rate” means, with respect to any Eurodollar Borrowing for any Interest Period, the rate appearing on Reuters Screen LIBOR01 Page (or on any successor or substitute page of such service, or any successor to or substitute for such service, providing rate quotations comparable to those currently provided on such page of such service, as determined by the Administrative Agent from time to time for purposes of providing quotations of interest rates applicable to dollar deposits in the London interbank market) at approximately 11:00 a.m., London time, two Business Days prior to the commencement of such Interest Period, as the rate for dollar deposits with a maturity comparable to such Interest Period. In the event that such rate is not available at such time for any reason, then the “LIBO Rate” with respect to such Eurodollar Borrowing for such Interest Period shall be the rate (rounded upwards, if necessary, to the next 1/100 of 1%) at which dollar deposits of an amount comparable to such Eurodollar Borrowing and for a maturity comparable to such Interest Period are offered by the principal London office of the Administrative Agent in immediately available funds in the London interbank market at approximately 11:00 a.m., London time, two Business Days prior to the commencement of such Interest Period; provided that, notwithstanding the foregoing, if the LIBO Rate shall be less than zero, such rate shall be deemed to be zero for the purposes of this Agreement.

“Lien” means any interest in Property securing an obligation owed to, or a claim by, a Person other than the owner of the Property, whether such interest is based on the common law, statute or contract, and whether such obligation or claim is fixed or contingent, and including but not limited to (a) the lien or security interest arising from a deed of trust, mortgage, encumbrance, pledge, security agreement, conditional sale or trust receipt or a lease, consignment or bailment for security purposes or (b) production payments and the like payable out of Oil and Gas Properties. The term “Lien” shall include easements, restrictions, servitudes, permits, conditions, covenants, exceptions or reservations. For the purposes of this Agreement, the Obligors and the

CREDIT AGREEMENT

Restricted Subsidiaries shall be deemed to be the owner of any Property which they have acquired or hold subject to a conditional sale agreement, or leases under a financing lease or other arrangement pursuant to which title to the Property has been retained by or vested in some other Person in a transaction intended to create a financing.

“Liquidate” means, with respect to any Swap Agreement, (a) the sale, assignment, novation, unwind or termination of all or any part of such Swap Agreement or (b) the creation of an offsetting position against all or any part of such Swap Agreement. The terms “Liquidated” and “Liquidation” have correlative meanings thereto.

“Loan Documents” means this Agreement, the Notes, the Letter of Credit Agreements, the Letters of Credit, the Security Instruments, the Fee Letter and any other document, instrument or agreement now or hereafter delivered by or on behalf of an Obligor under this Agreement.

“Loans” means the loans made by the Lenders to the Borrower pursuant to this Agreement.

“March 2018 Redetermination” shall have the meaning assigned to such term in Section 2.07(b).

“Majority Lenders” means, at any time while no Loans or LC Exposure are outstanding, Lenders having more than fifty percent (50.0%) of the sum of the Aggregate Maximum Credit Amounts; and at any time while any Loans or LC Exposure are outstanding, Lenders holding more than fifty percent (50.0%) of the outstanding aggregate principal amount of the Loans and participation interests in Letters of Credit (without regard to any sale by a Lender of a participation in any Loan under Section 12.04(c)); provided that, if at any time there are three or fewer Lenders, then all Lenders shall constitute the Majority Lenders; provided further that the Maximum Credit Amount and the outstanding principal amount of the Loans of, and the participation interests in Letters of Credit held by, each Defaulting Lender (if any) shall be excluded from the determination of Majority Lenders to the extent set forth in Section 4.04(c)(ii).

“Material Acquisition” means any acquisition of Property or series of related acquisitions of Property that involves the payment of consideration by the Borrower and the Consolidated Restricted Subsidiaries in excess of five percent (5%) of the then effective Borrowing Base.

“Material Adverse Effect” means a material adverse change in, or material adverse effect on (a) the business, operations, Property or financial condition of the Obligors, taken as a whole, (b) the ability of the Obligors, taken as a whole, to perform their obligations under the Loan Documents (including payment obligations), (c) the validity or enforceability of any Loan Document or (d) the rights and remedies of the Administrative Agent, any Issuing Bank or any Lender under the Loan Documents.

“Material Debt” means Debt (other than the Loans and Letters of Credit), or obligations in respect of one or more Swap Agreements, of any one or more of the Obligors and the Restricted Subsidiaries, in an aggregate principal amount exceeding $20,000,000. For purposes of determining Material Debt, the “principal amount” of the obligations of the Obligors and the Restricted Subsidiaries in respect of any Swap Agreement at any time shall be the Swap Termination Value of such Swap Agreement.

CREDIT AGREEMENT

“Material Disposition” means any Disposition of (a) Property or series of related Dispositions of Property that yields gross proceeds to the Borrower and the Consolidated Restricted Subsidiaries in excess of five percent (5%) of the then effective Borrowing Base or (b) Permitted Asset Sale Properties.

“Material Subsidiary” means, as of any date, any Restricted Subsidiary (a) that owns or has an interest in any Property assigned value in the Borrowing Base then in effect, as determined by the Administrative Agent; (b) that has any outstanding Debt for borrowed money or guarantees any Permitted Senior Notes, any Permitted Refinancing Debt or the Debt of any other Person; or (c) that contributed greater than (i) one percent (1%) of EBITDA for the period of four consecutive fiscal quarters most recently ended for which financial statements have been delivered pursuant to Section 8.01(a) or Section 8.01(b) or (ii) one percent (1%) of Consolidated Total Assets as of the last day of the most recent fiscal quarter for which financial statements have been delivered pursuant to Section 8.01(a) or Section 8.01(b); provided that, if at any time the aggregate amount of EBITDA or Consolidated Total Assets attributable to all Restricted Subsidiaries that are not Material Subsidiaries exceeds two percent (2%) of EBITDA for any such period or two percent (2%) of Consolidated Total Assets as of the last day of any such fiscal quarter, then the Borrower shall (or, in the event the Borrower has failed to do so, the Administrative Agent shall), on the date on which financial statements for such fiscal quarter are delivered pursuant to Section 8.01(a) or Section 8.01(b), designate in writing to the Administrative Agent one or more of such Restricted Subsidiaries as “Material Subsidiaries” to eliminate any such excess, and such designated Subsidiaries shall for all purposes of this Agreement constitute Material Subsidiaries.

“Maturity Date” means August 4, 2020.

“Maximum Credit Amount” means, as to each Lender, the amount set forth opposite such Lender’s name on Annex I under the caption “Maximum Credit Amounts”, as the same may be (a) reduced or terminated from time to time in connection with a reduction or termination of the Aggregate Maximum Credit Amounts pursuant to Section 2.06(b), or (b) modified from time to time pursuant to any assignment permitted by Section 12.04(b).

“Merge Assets” means any Oil and Gas Properties located in the Merge play in Central Oklahoma, primarily in southern Canadian and northern Grady Counties, together with any Oil and Gas Properties defined as Linn Assets in that certain Contribution Agreement by and among Linn Energy Holdings, LLC, Linn Operating, LLC, Citizen Energy II, LLC and Roan Resources dated as of June 27, 2017.

“MidCo” means a newly formed Delaware limited liability company, which on the Spinoff Part I Effective Date, shall own 100% of the voting Equity Interests of the Parent pursuant to the Spinoff Part I Transactions and shall be joined as a Guarantor pursuant to Section 8.13 (and which, for the avoidance of doubt, on the Spinoff Part I Effective Date, shall not have incurred any Debt or Liens, except for the Obligations, the Liens securing the payment of the Obligations and Excepted Liens).

“Moody’s” means Moody’s Investors Service, Inc. and any successor thereto that is a nationally recognized rating agency.

CREDIT AGREEMENT

“Mortgaged Property” means any Property owned by the Borrower or any Guarantor which is subject to the Liens created under the terms of the Security Instruments.

“Multiemployer Plan” means a multiemployer plan as defined in Section 3(37) or 4001 (a)(3) of ERISA to which any Borrower or any Subsidiary or any ERISA Affiliate is making or accruing an obligation to make contributions, or has within the six calendar years preceding the date hereof, made or accrued an obligation to make contributions.

“Net Leverage Ratio” means, with respect to Holdings and its Consolidated Restricted Subsidiaries, as of any date of determination, the ratio of (a) Total Net Debt as of such date to (b) EBITDA for the period of four consecutive fiscal quarters ending on such date.

“New Borrowing Base Notice” has the meaning assigned to such term in Section 2.07(d).

“New LINN” means a Delaware corporation formed by Holdings as part of the Spinoff Part I Transactions, and of which 100% of the voting and economic Equity Interests shall be initially held by Holdings. As part of the Spinoff Part I Transactions, New LINN shall form and hold 100% of the voting and economic Equity Interests in MidCo, and shall be joined as a Guarantor pursuant to Section 8.13 (and which, for the avoidance of doubt, on the Spinoff Part I Effective Date, shall not have incurred any Debt or Liens, except for the Obligations, the Liens securing the payment of the Obligations and Excepted Liens).

“Non-Consenting Lender” means any Lender that does not approve any consent, waiver or amendment to any provision of this Agreement or any other Loan Document requested by the Borrower that (i) requires the approval of all Lenders or all affected Lenders in accordance with the terms of Section 12.02(b) and (ii) has been approved by the Majority Lenders.

“Non-Defaulting Lender” means, at any time, each Lender that is not a Defaulting Lender at such time.

“Notes” means the promissory notes of the Borrower described in Section 2.02(d) and being substantially in the form of Exhibit A, together with all amendments, modifications, replacements, extensions and rearrangements thereof.

“Obligors” means, collectively, the Borrower, Holdings, MidCo, the Parent and each other Guarantor.

“Obligations” means, without duplication, any and all amounts owing or to be owing by the Borrower or any other Obligor (whether direct or indirect (including those acquired by assumption or novation), absolute or contingent, due or to become due, now existing or hereafter arising): (a) to the Administrative Agent, the Arrangers, any Issuing Bank or any Lender or any Related Party of any of the foregoing under any Loan Document; and all renewals, extensions and/or rearrangements of any of the above, (b) all Secured Swap Obligations and (c) all Secured Cash Management Obligations. For the avoidance of doubt, Obligations shall include all (a) principal of and premium, if any, on the Loans, (b) LC Disbursements, LC Exposure, reimbursement obligations (including, without limitation, to reimburse LC Disbursements), obligations to post cash collateral in respect of Letters of Credit and other obligations of Obligors

CREDIT AGREEMENT

with respect to Letters of Credit, (c) interest, expenses, fees, indemnification obligations, Extraordinary Expenses and other amounts payable by the Obligors under the Loan Documents (including, without limitation, interest accruing at the then applicable rate provided in this Agreement after the maturity of the Loans and LC Exposure and interest accruing at the then applicable rate provided in this Agreement after the filing of any petition in bankruptcy, or the commencement of any insolvency, reorganization or like proceeding, relating to Holdings, MidCo, the Parent, the Borrower, any of its Subsidiaries or any Guarantor, whether or not a claim for post-filing or post-petition interest is allowed in such proceeding), (d) payments in respect of an early termination of Secured Swap Obligations, and (e) other Debts, amounts, fees, expenses, indemnities, costs, obligations and liabilities of any kind owing by Obligors pursuant to the Loan Documents, any Secured Swap Agreement or any Secured Cash Management Agreement, whether now existing or hereafter arising, whether evidenced by a note or other writing, whether allowed in any Insolvency Proceeding, whether arising from an extension of credit, issuance of a letter of credit, acceptance, loan, guaranty, indemnification or otherwise, and whether direct or indirect, absolute or contingent, due or to become due, primary or secondary, or joint or several.

“OFAC” means the U.S. Department of the Treasury’s Office of Foreign Assets Control.

“Oil and Gas Properties” means (a) Hydrocarbon Interests; (b) the Properties now or hereafter pooled or unitized with Hydrocarbon Interests; (c) all presently existing or future unitization, pooling agreements and declarations of pooled units and the units created thereby (including without limitation all units created under orders, regulations and rules of any Governmental Authority) which may affect all or any portion of the Hydrocarbon Interests; (d) all operating agreements, contracts and other agreements, including production sharing contracts and agreements, which relate to any of the Hydrocarbon Interests or the lands pooled or unitized therewith, or the production, sale, purchase, exchange, treatment, processing, handling, storage, transporting or marketing of Hydrocarbons from or attributable to such Hydrocarbon Interests or the lands pooled or unitized therewith; (e) all Hydrocarbons in and under and which may be produced and saved or attributable to the Hydrocarbon Interests or the lands pooled or unitized therewith, including all oil in tanks, and all rents, issues, profits, proceeds, products, revenues and other incomes from or attributable to the Hydrocarbon Interests or the lands pooled or unitized therewith; (f) all tenements, hereditaments, appurtenances and Properties in any manner appertaining, belonging, affixed or incidental to the Hydrocarbon Interests or the lands pooled or unitized therewith and (g) all Properties, rights, titles, interests and estates, real or personal, now owned or hereafter acquired and situated upon, or used, held for use or useful in connection with the operating, working or development of any of such Hydrocarbon Interests or the lands pooled or unitized therewith, or with the production, sale, purchase, exchange, treatment, processing, handling, storage, transporting or marketing of Hydrocarbons from or attributable to such Hydrocarbon Interests or the lands pooled or unitized therewith, including any and all oil wells, gas wells, injection wells or other wells, buildings, structures, fuel separators, liquid extraction plants, plant compressors, pumps, pumping units, pipelines, sales and flow lines, gathering lines and systems, field gathering systems, salt water disposal facilities, tanks and tank batteries, processing plants, fixtures, valves, fittings, machinery and parts, engines, boilers, meters, apparatus, equipment, facilities, appliances, tools, implements, cables, wires, towers, casing, tubing and rods, surface leases, rights-of-way, easements, servitudes, licenses and other surface and subsurface rights together with all additions, substitutions, replacements, accessions and attachments to any and all of the foregoing. Unless otherwise indicated herein, each reference to the term “Oil and Gas Properties” shall mean Oil and Gas Properties of the Borrower and the Restricted Subsidiaries.

CREDIT AGREEMENT

“Old Holdings” means Linn Energy, Inc., a Delaware corporation.

“Organizational Documents” means, with respect to any Person, its charter, certificate or articles of incorporation or formation, bylaws, articles of organization, limited liability agreement, operating agreement, members agreement, shareholders agreement, partnership agreement, certificate of partnership, certificate of formation, voting trust agreement, or similar agreement or instrument governing the formation or operation of such Person.

“Other Connection Taxes” means, with respect to any Recipient, Taxes imposed as a result of a present or former connection between such Recipient and the jurisdiction imposing such Tax (other than connections arising from such recipient having executed, delivered, become a party to, performed its obligations under, received payments under, received or perfected a security interest under, engaged in any other transaction pursuant to or enforced any Loan Document, or sold or assigned an interest in any Loan or Loan Document).

“Other Taxes” means all present or future stamp, court, documentary, intangible, recording, filing or similar Taxes that arise from any payment made under, from the execution, delivery, performance, enforcement or registration of, from the receipt or perfection of a Lien under, or otherwise with respect to, this Agreement and any other Loan Document, except any such Taxes that are Other Connection Taxes imposed with respect to an assignment (other than an assignment made pursuant to Section 5.04).

“Parent” has the meaning assigned to such term in the preamble.

“Participant” has the meaning assigned to such term in Section 12.04(c)(i).

“Participant Register” has the meaning assigned to such term in Section 12.04(c)(i).

“Patriot Act” has the meaning assigned to such term in Section 12.16.

“PBGC” means the Pension Benefit Guaranty Corporation, or any successor thereto.

“Permian-TX Assets” means any Oil and Gas Properties located in the Permian Basin, primarily in Andrews, Crane, Crockett, Dawson, Ector, Garza, Glasscock, Hockley, Howard, Irion, Martin, Midland, Mitchell, Pecos, Schleicher, Shackelford, Stonewall, Val Verde, Upton, Ward, and Winkler County, Texas.

“Permian-NM Assets” means any Oil and Gas Properties in New Mexico, primarily in Lea and Eddy County.

“Permitted Asset Sale Properties” means, individually or collectively as the context may require, the Scoop/Stack Assets, the Merge Assets, the Chisholm Midstream Assets, the South Texas Assets, the Permian-TX Assets, the Permian-NM Assets, the Williston Assets and the Drunkards Wash Assets.

CREDIT AGREEMENT

“Permitted Holder” means a Person or “group” (within the meaning of Rule 13d-5 of the Exchange Act) issued Equity Interests on February 28, 2017 as part of the Plan Rights Offering or any Affiliate of such Person or “group” (within the meaning of Rule 13d-5 of the Exchange Act).

“Permitted Joint Venture” means a joint venture structured as a limited liability company or a corporation that (a) is not Controlled by an Obligor and (b) receives a contribution of all or a substantial part of the Permitted Asset Sale Properties. Roan Resources LLC is a Permitted Joint Venture.

“Permitted Refinancing Debt” means unsecured senior or unsecured senior subordinated Debt securities (whether registered or privately placed and whether convertible into Equity Interests or not), issued or incurred by Holdings (for purposes of this definition, “new Debt”) incurred in exchange for, or proceeds of which are used to refinance, refund, renew, replace or extend all or any portion of the Permitted Senior Notes (the “Refinanced Debt”) or all or any portion of any Refinanced Debt; provided that (a) such new Debt is in an aggregate principal amount not in excess of the aggregate principal amount then outstanding of the Refinanced Debt, plus an amount necessary to pay accrued and unpaid interest and any fees and expenses, including premiums related to such exchange, refinancing, refunding, renewal, replacement or extension and original issue discount, related to such new Debt; (b) such new Debt does not have any scheduled principal amortization prior to the date that is 180 days after the Maturity Date; (c) such new Debt does not mature sooner than the date that is 180 days after the Maturity Date; (d) the terms and conditions of such new Debt and any guarantees thereof, taken as a whole, are not materially less favorable to the Borrower and its Restricted Subsidiaries as market terms for issuers of similar size and credit quality given the then prevailing market conditions as reasonably determined by the Borrower in good faith and are not more restrictive, taken as a whole, than those contained in this Agreement and the other Loan Documents or the Refinanced Debt, as reasonably determined by the Borrower in good faith; (e) no Subsidiary or other Person is required to guarantee such new Debt unless such Subsidiary or other Person has guaranteed the Obligations pursuant to the Guarantee and Collateral Agreement; and (f) if such new Debt is senior subordinated Debt, such Debt is expressly subordinate to the payment in full of all of the Obligations on terms and conditions reasonably satisfactory to the Administrative Agent.

“Permitted Senior Notes” means any unsecured senior or unsecured senior subordinated Debt securities (whether registered or privately placed and whether convertible into Equity Interests or not) issued or incurred by Holdings, as issuer, as the same may from time to time be amended, modified, supplemented or restated to the extent permitted by Section 9.04(b).

“Person” means any natural person, corporation, limited liability company, trust, joint venture, association, company, partnership, Governmental Authority or other entity of whatever nature.

“Plan” means any employee pension benefit plan, as defined in Section 3(2) of ERISA, that is subject to Title IV of ERISA or Section 412 of the Code and (a) is currently or hereafter sponsored, maintained or contributed to by the Borrower, any of its Subsidiaries or an ERISA Affiliate or (b) was at any time during the six calendar years preceding the date hereof, sponsored, maintained or contributed to by the Borrower, any of its Subsidiaries or an ERISA Affiliate.

CREDIT AGREEMENT

“Plan of Reorganization” means the plan of reorganization filed by Linn Energy, LLC and its Affiliates with the United States Bankruptcy Court for the Southern District of Texas on December 3, 2016, as amended or supplemented from time to time, and confirmed by the Bankruptcy Court on January 24, 2017.

“Plan Rights Offering” means the offering of rights to purchase shares of Old Holdings and the issuance of such shares at an aggregate price of $530,000,000 in accordance with the terms of the Plan of Reorganization.

“Prime Rate” means the rate of interest per annum publicly announced from time to time by Royal Bank of Canada as its prime rate in effect at its principal office in Toronto, Canada; each change in the Prime Rate shall be effective from and including the date such change is publicly announced as being effective. Such rate is set by Royal Bank of Canada as a general reference rate of interest, taking into account such factors as Royal Bank of Canada may deem appropriate; it being understood that many of the commercial or other loans of Royal Bank of Canada are priced in relation to such rate, that it is not necessarily the lowest or best rate actually charged to any customer and that Royal Bank of Canada may make various commercial or other loans at rates of interest having no relationship to such rate.

“Pro Forma Net Leverage Ratio” means, with respect to Holdings and its Consolidated Restricted Subsidiaries, as of any date of determination, the ratio of (a) Total Net Debt as of such date determined on a pro forma basis after giving effect to any applicable transactions to occur on such date to (b) EBITDA for the period of four consecutive fiscal quarters most recently ended prior to such date for which financial statements have been delivered pursuant to Section 8.01(a) or (b).

“Pro Forma Total Leverage Ratio” means, with respect to Holdings and its Consolidated Restricted Subsidiaries, as of any date of determination, the ratio of (a) Total Debt as of such date determined on a pro forma basis after giving effect to any applicable transactions to occur on such date to (b) EBITDA for the period of four consecutive fiscal quarters most recently ended prior to such date for which financial statements have been delivered pursuant to Section 8.01(a) or (b).

“Property” means any interest in any kind of property or asset, whether real, personal or mixed, or tangible or intangible, including, without limitation, cash, securities, accounts and contract rights.

“Proposed Borrowing Base” has the meaning assigned to such term in Section 2.07(c)(i).

“Proposed Borrowing Base Notice” has the meaning assigned to such term in Section 2.07(c)(ii).

“proved”, with respect to any Oil and Gas Properties, has the meaning assigned to the term “Proved Reserves” in the Definitions of Oil and Gas Reserves as promulgated by the Society of Petroleum Engineers (or any generally recognized successor) as in effect at the time in question.

CREDIT AGREEMENT

“Qualified ECP Counterparty” means, in respect of any Swap Obligation, the Borrower and each Guarantor that (a) has total assets exceeding $10,000,000 at the time any guarantee of obligations under such Swap Agreement or grant of the relevant security interest to secure such Swap Agreement becomes effective or (b) otherwise constitutes an “eligible contract participant” under the Commodity Exchange Act or any regulations promulgated thereunder and can cause another Person to qualify as an “eligible contract participant” at such time by entering into a keepwell under Section 1a(18)(A)(v)(II) of the Commodity Exchange Act.

“RBC” has the meaning assigned to such term in the preamble.

“Recipient” means (a) the Administrative Agent, (b) any Lender and (c) any Issuing Bank, as applicable.

“Redemption” means with respect to any Debt, the repurchase, redemption, prepayment, repayment or defeasance or any other acquisition or retirement for value (or the segregation of funds with respect to any of the foregoing) of any such Debt. “Redeem” has the correlative meaning thereto.

“Redetermination Date” means, with respect to any Scheduled Redetermination or any Interim Redetermination, the date that the redetermined Borrowing Base related thereto becomes effective pursuant to Section 2.07(d).

“Reference Period” has the meaning assigned to such term in the definition of Consolidated Net Income.

“Register” has the meaning assigned to such term in Section 12.04(b)(ii).

“Regulation D” means Regulation D of the Board, as the same may be amended, supplemented or replaced from time to time.

“Related Parties” means, with respect to any specified Person, such Person’s Affiliates and the respective directors, officers, employees, agents and advisors (including attorneys, accountants and experts), controlling Persons, holders of Equity Interests, partners, members, trustees, managers, administrators and other representatives of such Person and such Person’s Affiliates, and the respective successors and assigns of each of the foregoing.

“Release” means any spilling, leaking, pumping, pouring, emitting, emptying, discharging, injecting, escaping, leaching, migrating, dumping, or disposing.

“Remedial Work” has the meaning assigned to such term in Section 8.09(a).

“Replacement Holdings” has the meaning assigned to such term in Section 12.23.

“Replacement Holdings Effective Date” has the meaning assigned to such term in Section 12.23.

“Required Lenders” means, at any time while no Loans or LC Exposure are outstanding, Lenders having at least sixty-six and two-thirds percent (66- 2⁄3%) of the sum of the Aggregate Maximum Credit Amounts; and at any time while any Loans or LC Exposure are outstanding, Lenders holding at least sixty-six and two-thirds percent (66- 2⁄3%) of the outstanding aggregate

CREDIT AGREEMENT

principal amount of the Loans and participation interests in Letters of Credit (without regard to any sale by a Lender of a participation in any Loan under Section 12.04(c)); provided that the Maximum Credit Amount and the outstanding principal amount of the Loans of, and the participation interests in Letters of Credit held by, each Defaulting Lender (if any) shall be excluded from the determination of Required Lenders to the extent set forth in Section 4.04(c)(ii).

“Reserve Report” means a report, in form and substance reasonably satisfactory to the Administrative Agent, setting forth, as of each December 31st or June 30th (or such other date in the event of an Interim Redetermination) the oil and gas reserves attributable to the Oil and Gas Properties of the Borrower and the Restricted Subsidiaries, together with a projection of the rate of production and future net income, taxes, operating expenses and capital expenditures with respect thereto as of such date, based upon the economic assumptions consistent with the Administrative Agent’s lending requirements at the time. On and from the Effective Date until a new Reserve Report is delivered hereunder, the Reserve Report shall mean the Initial Reserve Report.

“Reserve Report Certificate” has the meaning assigned to such term in Section 8.11(c).

“Responsible Officer” means, as to any Person, the chief executive officer, the president, any Financial Officer or any vice president of such Person (or in the case of any Person that is a partnership, of such Person’s general partner). Unless otherwise specified, all references to a Responsible Officer herein means a Responsible Officer of the Borrower.

“Restricted Payment” means any dividend or other distribution (whether in cash, securities or other Property) with respect to any Equity Interests in the Obligors or the Restricted Subsidiaries, or any payment (whether in cash, securities or other Property), including any sinking fund or similar deposit, on account of the purchase, redemption, retirement, acquisition, cancellation or termination of any such Equity Interests in the Obligors or the Restricted Subsidiaries or any option, warrant or other right to acquire any such Equity Interests in the Obligors or the Restricted Subsidiaries.

“Restricted Subsidiary” means any Subsidiary of the Borrower that is not an Unrestricted Subsidiary.

“Revolving Credit Exposure” means, with respect to any Lender at any time, the sum of the outstanding principal amount of such Lender’s Loans and its LC Exposure at such time.

“Roan Holdco” means Roan Holdco, LLC, a Delaware limited liability company.

“Roan Resources” means Roan Resources LLC, a Delaware limited liability company.

“RP/Investment Conditions” means that: (a) no Default, Event of Default or Borrowing Base Deficiency has occurred and is continuing or would result therefrom; (b) at least 75% of the Commitments are unused; and (c) the Pro Forma Total Leverage Ratio is equal to or less than 2.00 to 1.00.

CREDIT AGREEMENT

“S&P” means S&P Global Ratings, a division of S&P Global Inc., and any successor thereto that is a nationally recognized rating agency.

“Sale and Leaseback Transaction” means, with respect to any Person, any arrangement, directly or indirectly, whereby such Person shall sell or transfer any Property used or useful in its business, whether now owned or hereafter acquired, and thereafter rent or lease such Property or other Property that it intends to use for substantially the same purpose or purposes as the Property being sold or transferred.

“Sanctioned Country” means, at any time, a country, region or territory which is, or whose government is, the subject or target of any Sanctions broadly restricting or prohibiting dealings with such country, region, territory or government.

“Sanctioned Person” means, at any time, any Person with whom dealings are restricted or prohibited under Sanctions, including (a) any Person listed in any Sanctions-related list of designated or identified Persons maintained by the United States (including by OFAC, the U.S. Department of State, or the U.S. Department of Commerce), the United Nations Security Council, the European Union or any of its member states, Her Majesty’s Treasury, Switzerland or any other relevant authority, (b) any Person located, organized or resident in, or any Governmental Authority or governmental instrumentality of, a Sanctioned Country or (c) any Person directly or indirectly owned by, controlled by, or acting for the benefit or on behalf of, any Person described in clauses (a) or (b) hereof.

“Sanctions” means economic or financial sanctions or trade embargoes or restrictive measures enacted, imposed, administered or enforced from time to time by (a) the U.S. government, including OFAC, the U.S. Department of State, or the U.S. Department of Commerce (b) the United Nations Security Council; (c) the European Union or any of its member states; (d) Her Majesty’s Treasury; (e) Switzerland; or (f) any other relevant authority.

“Scheduled Redetermination” has the meaning assigned to such term in Section 2.07(b).

“Scheduled Redetermination Date” means the date on which the Borrowing Base that has been redetermined pursuant to a Scheduled Redetermination becomes effective as provided in Section 2.07(d).

“Scoop / Stack Assets” means any Oil and Gas Properties located in the STACK play in North Western Oklahoma, north of the Merge and primarily in Blaine and Major Counties.

“SEC” means the Securities and Exchange Commission or any successor Governmental Authority.

“Second Amendment” means that certain Second Amendment to Credit Agreement, dated as of April 30, 2018, among the Borrower, the Parent, Holdings, Ultimate Holdings, the other Guarantors, the Administrative Agent and the Lenders party thereto.

“Second Amendment Effective Date” has the meaning assigned to such term in the Second Amendment.

CREDIT AGREEMENT

“Secured Cash Management Agreement” means a Cash Management Agreement between (a) any Obligor and (b) a Secured Cash Management Provider.

“Secured Cash Management Obligations” means any and all amounts and other obligations owing by any Obligor to any Secured Cash Management Provider under any Secured Cash Management Agreement.

“Secured Cash Management Provider” means a Lender, an Affiliate of a Lender, the Administrative Agent or an Affiliate of the Administrative Agent.

“Secured Swap Agreement” means any Swap Agreement between any Obligor or any Restricted Subsidiary and any Person that is entered into prior to the time, or during the time, that such Person was, a Lender or an Affiliate of a Lender (including any such Swap Agreement in existence prior to the date hereof), even if such Person subsequently ceases to be a Lender (or an Affiliate of a Lender) for any reason (any such Person, a “Secured Swap Party”); provided that, for the avoidance of doubt, the term “Secured Swap Agreement” shall not include any Swap Agreement or transactions under any Swap Agreement entered into after the time that such Secured Swap Party ceases to be a Lender or an Affiliate of a Lender.

“Secured Swap Obligations” means all amounts and other obligations owing to any Secured Swap Party under any Secured Swap Agreement (other than Excluded Swap Obligations).

“Secured Swap Party” has the meaning assigned to such term in the definition of Secured Swap Agreement.

“Securities Account” has the meaning assigned to such term in the UCC.

“Security Instruments” means collectively each of the Guarantee and Collateral Agreement, each Account Control Agreement, intellectual property security agreements, subordination agreements, intercreditor agreements, landlord lien waivers, bailee agreements, financing statements, mortgages, deeds of trust and other agreements, instruments, consents or certificates, and any and all other agreements or instruments now or hereafter executed by the Borrower or any other Obligor (other than Secured Swap Agreements or Secured Cash Management Agreements or participation or similar agreements between any Lender and any other lender or creditor with respect to any Obligations pursuant to this Agreement) in connection with, or as security for the payment or performance of the Obligations, the Notes, this Agreement, or reimbursement obligations under the Letters of Credit, as such agreements may be amended, modified, supplemented or restated from time to time.

“Solvent” means with respect to any Person (a) the aggregate assets of such Person at a fair valuation exceed the aggregate Debt of such Person, (b) such Person has not incurred, and does not intend to incur, and does not believe that they will incur or have incurred Debt beyond their ability to pay such Debt (after taking into account the timing and amounts of cash to be received by such Person and the timing and amounts to be payable on or in respect of such Person’s liabilities) as such Debt becomes absolute and matures, and (c) such Person does not have (and does not have reason to believe such Person will have at any time) unreasonably small capital for the conduct of its business.

CREDIT AGREEMENT

“Solvency Certificate” means the Solvency Certificate substantially in the form of Exhibit H.

“South Texas Assets” means any Oil and Gas Properties located in southern Texas, including any Oil and Gas Properties in Austin, Brazoria, Brooks, Colorado, Crockett, Duval, Fayette, Goliad, Hardin, Harris, Hidalgo, Hockley, Jefferson, Jim Hogg, Jim Wells, Kenedy, Liberty, Matagorda, Montgomery, Nueces, Orange, Pecos, San Jacinto, Schleicher, Shackelford, Starr, Stonewall, Titus, Upshur, Val Verde, Victoria, Webb, Wharton, Willacy, Wood, and Zapata County, Texas.

“Spinoff Part I Effective Date” has the meaning assigned to such term in the Second Amendment.

“Spinoff Part II Effective Date” has the meaning assigned to such term in Section 12.22

“Spinoff Part I Transactions” means, collectively, (a) the formation of (i) New LINN by Old Holdings and (ii) MidCo by New LINN; and (b) the merger of Old Holdings with and into MidCo, with MidCo surviving such merger, with the holders of Equity Interests in Old Holdings receiving Equity Interests in New LINN on account of their respective Equity Interests in Old Holdings. Immediately after giving effect to the Spinoff Part I Transactions, (A) the holders of Equity Interests in Old Holdings shall own 100% of New LINN, (B) MidCo shall be a direct Wholly-Owned Subsidiary of New LINN and (C) (1) MidCo shall directly own and control at least 90% of the economic Equity Interests of the Parent and 100% of the voting Equity Interests of the Parent or (2) in the event that all of the Equity Interests in the Parent held by the Obligors’ directors, officers and employees through an aggregator entity are converted into Equity Interests in Holdings and such aggregator entity is then dissolved, MidCo shall directly own and control 100% of the economic and voting Equity Interests of the Parent.

“Spinoff Part II Transactions” means, collectively, (a) the distribution by the Borrower of 100% of the Equity Interests in Ultimate Holdings to the Parent, by the Parent to MidCo and by MidCo to New LINN, (b) the contribution by New LINN of 100% of the Equity Interests in MidCo to Ultimate Holdings, (c) the distribution by New LINN of 100% of the Equity Interests in Ultimate Holdings to the holders of Equity Interests in New LINN (and, if applicable, the sale of any such Equity Interests in Ultimate Holdings necessary to fund any foreign withholding tax obligations with respect to such distribution) and (d) the conversion of Ultimate Holdings from a Delaware limited liability company into a Delaware corporation. Immediately after giving effect to the Spinoff Part II Transactions, (i) the holders of Equity Interests in New LINN shall own 100% of Ultimate Holdings, (ii) Ultimate Holdings shall succeed New LINN as “Holdings” under this Agreement as set forth in the definition of “Holdings” and where used in each of the Loan Documents, (iii) MidCo shall be a direct Wholly-Owned Subsidiary of Ultimate Holdings, (iv) (A) MidCo shall directly own and control at least 90% of the economic Equity Interests of the Parent and 100% of the voting Equity Interests of the Parent or (B) in the event that all of the Equity Interests in the Parent held by the Obligors’ directors, officers and employees through an aggregator entity are converted into Equity Interests in Holdings and such aggregator entity is then dissolved, MidCo shall directly own and control 100% of the economic and voting Equity Interests of the Parent and (v) the Borrower shall be a direct Wholly-Owned Subsidiary of the Parent.

CREDIT AGREEMENT

“Statutory Reserve Rate” means a fraction (expressed as a decimal), the numerator of which is the number one and the denominator of which is the number one minus the aggregate of the maximum reserve percentages (including any marginal, special, emergency or supplemental reserves) expressed as a decimal established by the Board to which the Administrative Agent is subject, with respect to the Adjusted LIBO Rate, for eurocurrency funding (currently referred to as “Eurocurrency Liabilities” in Regulation D of the Board). Such reserve percentages shall include those imposed pursuant to such Regulation D. Eurodollar Loans shall be deemed to constitute eurocurrency funding and to be subject to such reserve requirements without benefit of or credit for proration, exemptions or offsets that may be available from time to time to any Lender under such Regulation D or any comparable regulation. The Statutory Reserve Rate shall be adjusted automatically on and as of the effective date of any change in any reserve percentage.

“subsidiary” means, with respect to any Person (the “parent”) at any date, any other Person (a) of which Equity Interests representing more than 50% of the ordinary voting power for the election of the board of directors (or equivalent governing body) (irrespective of whether or not at the time Equity Interests of any other class or classes of such Person shall have or might have voting power by reason of the happening of any contingency) or, in the case of a partnership, any general partnership interests are, as of such date, owned, controlled or held, or (b) that is, as of such date, otherwise Controlled, in each case, by the parent or one or more subsidiaries of the parent or by the parent and one or more subsidiaries of the parent.

“Subsidiary” means any direct or indirect subsidiary of the Borrower; provided that the term “Subsidiary” may also refer to a subsidiary of another Obligor as the context may require (for example, the phrases “Holdings and its Subsidiaries” and “the Obligors and their respective Subsidiaries” refer to Holdings and its subsidiaries (including MidCo, the Parent and the Borrower)); provided, that notwithstanding anything to the contrary herein, no Permitted Joint Venture shall be a Subsidiary.

“Subsidiary Guarantor” means each Restricted Subsidiary of the Borrower that is a Guarantor.

“Super Majority Lenders” means, at any time while no Loans or LC Exposure is outstanding, Lenders having more than eighty percent (80%) of the Aggregate Maximum Credit Amounts; and at any time while any Loans or LC Exposure is outstanding, Lenders holding more than eighty percent (80%) of the outstanding aggregate principal amount of the Loans and participation interests in Letters of Credit (without regard to any sale by a Lender of a participation in any Loan under Section 12.04(c)); provided that the Maximum Credit Amount and the outstanding principal amount of the Loans of, and the participation interests in Letters of Credit held by, each Defaulting Lender (if any) shall be excluded from the determination of Super Majority Lenders to the extent set forth in Section 4.04(c)(ii).

“Swap Agreement” means any agreement with respect to any swap, forward, future or derivative transaction or option or similar agreement, whether exchange traded, “over-the-counter” or otherwise, involving, or settled by reference to, one or more rates, currencies, commodities, emissions reduction, carbon sequestration or other environmental protection credits, equity or debt instruments or securities, or economic, financial or pricing indices or measures of economic, financial or pricing risk or value or any similar transaction or any combination of these transactions; provided that no phantom stock or similar plan providing for payments only on account of services provided by current or former directors, officers, employees or consultants of the Obligors or the Restricted Subsidiaries shall be a Swap Agreement.

CREDIT AGREEMENT

“Swap Obligations” means, with respect to the Borrower or any Guarantor, any obligation to pay or perform under any agreement, contract or transaction that constitutes a “swap” within the meaning of Section 1a(47) of the Commodity Exchange Act.

“Swap PV” means, with respect to any Swap Agreement, the present value as of the applicable measurement date, discounted at 9% per annum, of the future receipts expected to be paid to the Obligors or any Restricted Subsidiary under such Swap Agreement netted against the Bank Price Deck in effect as of the most recent Proposed Borrowing Base Notice, as reasonably determined by the Administrative Agent; provided however, that the “Swap PV” shall never be less than $0.00.

“Swap Termination Value” means, in respect of any one or more Swap Agreements, after taking into account the effect of any legally enforceable netting agreement relating to such Swap Agreements, (a) for any date on or after the date such Swap Agreements have been closed out and termination value(s) determined in accordance therewith, such termination value(s) and (b) for any date prior to the date referenced in clause (a), the amount(s) determined as the mark-to-market value(s) for such Swap Agreements, as determined by the counterparties to such Swap Agreements.

“Syndication Agent” has the meaning assigned to such term in the preamble.

“Synthetic Leases” means, in respect of any Person, all leases which shall have been, or should have been, in accordance with GAAP, treated as operating leases on the financial statements of the Person liable (whether contingently or otherwise) for the payment of rent thereunder and which were properly treated as indebtedness for borrowed money for purposes of United States federal income taxes, if the lessee in respect thereof is obligated to either purchase for an amount in excess of, or pay upon early termination an amount in excess of, 80% of the residual value of the Property subject to such operating lease upon expiration or early termination of such lease.

“Taxes” means any and all present or future taxes, levies, imposts, duties, deductions, charges or withholdings imposed, administered or assessed by any Governmental Authority, including any interest, additions to tax or penalties applicable thereto.

“Termination Date” means the earlier of the Maturity Date and the date of termination of the Commitments.

“Total Assets” shall mean, as of any date of determination with respect to any Person, the amount that would, in conformity with GAAP, be set forth opposite the caption “total assets” (or any like caption) on a balance sheet of such Person at such date.

“Total Debt” means, on any date of determination, all Debt of the Borrower and the Consolidated Restricted Subsidiaries of the type described in (i) clauses (a), (d) and (e) of the definition of “Debt” and (ii) clauses (f), (g) and (k) of the definition of “Debt”, but only to the extent such liabilities relate to Debt described in clause (i) of this definition.

CREDIT AGREEMENT

“Total Net Debt” means, on any date of determination, (a) Total Debt minus (b) the positive difference (if any) between (i) the aggregate amount, not to exceed $100,000,000, of cash and Cash Equivalents held in Deposit Accounts or Securities Accounts of the Obligors that are subject to Account Control Agreements and (ii) the amount of any Borrowing Base Deficiency existing as of such date of determination.

“Transactions” means, with respect to (a) the Borrower, the execution, delivery and performance by the Borrower of this Agreement and each other Loan Document to which it is a party, the borrowing of Loans, the use of the proceeds thereof and the issuance of Letters of Credit hereunder, and the grant of Liens by the Borrower on Mortgaged Properties and other Properties pursuant to the Security Instruments, (b) each Guarantor, the execution, delivery and performance by such Guarantor of each Loan Document to which it is a party, the guaranteeing of the Obligations under the Guarantee and Collateral Agreement by such Guarantor and such Guarantor’s grant of the security interests and provision of collateral under the Security Instruments, and the grant of Liens by such Guarantor on Mortgaged Properties and other Properties pursuant to the Security Instruments, (c) each Obligor, the payment of fees and expenses in connection with all of the foregoing and (d) each Obligor, the Spinoff Part I Transactions and the Spinoff Part II Transactions.

“Type” means, when used in reference to any Loan or Borrowing, refers to whether the rate of interest on such Loan, or on the Loans comprising such Borrowing, is determined by reference to the Alternate Base Rate or the Adjusted LIBO Rate.

“Ultimate Holdings” means Riviera Resources, LLC, a Delaware limited liability company.

“Unrestricted Subsidiary” means (a) Roan Holdco (for so long as Roan Holdco remains a Subsidiary), (b) effective as of the Spinoff Part II Effective Date, Blue Mountain (for so long as Blue Mountain remains a Subsidiary) and (c) any Subsidiary of the Borrower designated by the Borrower as an Unrestricted Subsidiary after the date hereof in accordance with, and subject to the satisfaction of the conditions set forth in, Section 1.06.

“U.S. Person” means any Person that is a “United States person” as defined in Section 7701(a)(30) of the Code.

“U.S. Tax Compliance Certificate” has the meaning assigned to such term in Section 5.03(e)(ii)(B).

“Wells Fargo Default Interest LC” means the Letter of Credit issued on the First Amendment Effective Date for the benefit of Wells Fargo Bank, National Association, in an amount equal to $31,846,413.75, for the purpose of securing potential obligations of the Borrower pursuant to that certain Stipulation and Agreed Order Regarding Default Interest Litigation with Respect to Linn Energy, LLC entered by the United States Bankruptcy Court for the Southern District of Texas on August 4, 2017.

CREDIT AGREEMENT

“Wholly-Owned Subsidiary” means any Restricted Subsidiary of which all of the outstanding Equity Interests (other than any directors’ qualifying shares mandated by applicable law), on a fully-diluted basis, are owned by the Borrower or one or more of the Wholly-Owned Subsidiaries of the Borrower or are owned by the Borrower and one or more of the Wholly-Owned Subsidiaries of the Borrower.

“Williston Assets” means Oil and Gas Properties in North Dakota, South Dakota or Montana, primarily in Bowman, Dunn, McKenzie, Mountrail, and Williams Counties, North Dakota, Harding County, South Dakota, and Park and Sweet Grass Counties, Montana.

“Withholding Agent” means any Obligor and the Administrative Agent.

“Write-Down and Conversion Powers” means, with respect to any EEA Resolution Authority, the write-down and conversion powers of such EEA Resolution Authority from time to time under the Bail-In Legislation for the applicable EEA Member Country, which write-down and conversion powers are described in the EU Bail-In Legislation Schedule.

Section 1.03 Types of Loans and Borrowings For purposes of this Agreement, Loans and Borrowings, respectively, may be classified and referred to by Type (e.g., a “Eurodollar Loan” or a “Eurodollar Borrowing”).

Section 1.04 Terms Generally. The definitions of terms herein shall apply equally to the singular and plural forms of the terms defined. Whenever the context may require, any pronoun shall include the corresponding masculine, feminine and neuter forms. The words “include”, “includes” and “including” shall be deemed to be followed by the phrase “without limitation”. The word “will” shall be construed to have the same meaning and effect as the word “shall”. Unless the context requires otherwise (a) any definition of or reference to any agreement, instrument or other document herein shall be construed as referring to such agreement, instrument or other document as from time to time amended, supplemented or otherwise modified (subject to any restrictions on such amendments, supplements or modifications set forth in the Loan Documents), (b) any reference herein to any law shall be construed as referring to such law as amended, modified, codified or reenacted, in whole or in part, and in effect from time to time, (c) any reference herein to any Person shall be construed to include such Person’s successors and assigns (subject to the restrictions contained in the Loan Documents), (d) the words “herein”, “hereof” and “hereunder”, and words of similar import, shall be construed to refer to this Agreement in its entirety and not to any particular provision hereof, (e) with respect to the determination of any time period, the word “from” means “from and including” and the word “to” means “to and including” and (f) any reference herein to Articles, Sections, Annexes, Exhibits and Schedules shall be construed to refer to Articles and Sections of, and Annexes, Exhibits and Schedules to, this Agreement. No provision of this Agreement or any other Loan Document shall be interpreted or construed against any Person solely because such Person or its legal representative drafted such provision.

Section 1.05 Accounting Terms and Determinations; GAAP. Unless otherwise specified herein, all accounting terms used herein shall be interpreted, all determinations with respect to accounting matters hereunder shall be made, and all financial statements and certificates and reports as to financial matters required to be furnished to the Administrative Agent or the

CREDIT AGREEMENT

Lenders hereunder shall be prepared, in accordance with GAAP, applied on a basis consistent with the Financial Statements except for changes in which Holdings’ independent certified public accountants concur and which are disclosed to the Administrative Agent on the next date on which financial statements are required to be delivered to the Lenders pursuant to Section 8.01(a); provided that, unless the Borrower and the Majority Lenders shall otherwise agree in writing, no such change shall modify or affect the manner in which compliance with the covenants set forth in Section 9.01 are computed such that all such computations shall be conducted utilizing financial information presented consistently with prior periods. In the event that any Accounting Change shall occur and such change results in a change in the method or result of calculation of financial covenants, standards or terms, then the Lenders and the Obligors shall enter into negotiations in order to amend such provisions of the Loan Documents so as to equitably reflect such Accounting Changes with the desired result that the criteria for evaluating the Obligors’ financial condition shall be the same after such Accounting Changes as if such Accounting Changes had not been made. Until such time as such an amendment shall have been executed and delivered by the Obligors, the Administrative Agent and the Majority Lenders, all financial covenants, standards and terms in the Loan Documents shall continue to be calculated or construed as if such Accounting Changes had not occurred.

Section 1.06 Designation and Conversion of Restricted and Unrestricted Subsidiaries.

(a) Unless designated in writing to the Administrative Agent by the Borrower in accordance with clause (b) below, any Person that becomes a Subsidiary of the Borrower or any of its Restricted Subsidiaries after the Spinoff Part I Effective Date (whether by formation, acquisition or merger) shall be classified as a Restricted Subsidiary. On the Spinoff Part I Effective Date, all Subsidiaries of the Borrower (other than Roan Holdco) are Restricted Subsidiaries.

(b) The Borrower may designate, by prior or concurrent written notice thereof to the Administrative Agent, any Restricted Subsidiary (including a newly formed or newly acquired Subsidiary) as an Unrestricted Subsidiary, provided that (i) both before, and immediately after giving effect, to such designation, (A) no Default, Event of Default or Borrowing Base Deficiency exists or would result from such designation, (B) the Pro Forma Net Leverage Ratio shall not exceed 4.00 to 1.00 and the Borrower shall be in compliance, on a pro forma basis, with the financial covenant set forth in Section 9.01(b) (determined on a pro forma basis using Current Assets and Current Liabilities as of the last day of Holdings’ most recently ended fiscal quarter for which financial statements have been delivered pursuant to Section 8.01(a) or (b)) and (C) the representations and warranties of the Obligors and the Restricted Subsidiaries contained in this Agreement and each of the other Loan Documents shall be true and correct in all material respects (except that any representation and warranty that is qualified by materiality shall be true and correct in all respects) on and as of such date as if made on and as of the date of such designation (or, if stated to have been made expressly as of an earlier date, were true and correct in all material respects (except that any representation and warranty that is qualified by materiality shall be true and correct in all respects) as of such date); (ii) such Subsidiary is not a “restricted subsidiary” for purposes of any indenture or other agreement governing Debt of the Obligors or a Restricted Subsidiary; (iii) such designation shall be deemed to be an Investment in an amount equal to the fair market value of the Borrower’s direct and indirect ownership interest in such Subsidiary on

CREDIT AGREEMENT

the date of such designation and such designation shall be permitted only to the extent such Investment is permitted under Section 9.05 on the date of such designation; (iv) such designation shall be deemed to be a Disposition pursuant to which the provisions of Section 2.07(f) shall apply; (v) after giving effect to such designation, the Borrower is in compliance with the requirements of Section 9.21(b); and (vi) the Administrative Agent shall have received a certificate of a Responsible Officer, in form and substance reasonably satisfactory to the Administrative Agent, certifying as to the satisfaction of the conditions and matters set forth in clauses (i)-(v) above (and in the case of clause (i)(B) above, setting forth reasonably detailed calculations demonstrating that the Pro Forma Net Leverage Ratio will not exceed 4.00 to 1.00 and the Borrower will be in compliance, on a pro forma basis, with the financial covenant set forth in Section 9.01(b) (determined on a pro forma basis using Current Assets and Current Liabilities as of the last day of Holdings’ most recently ended fiscal quarter for which financial statements have been delivered pursuant to Section 8.01(a) or (b))). Except as provided in this Section 1.06, no Subsidiary may be designated (and no Restricted Subsidiary may be redesignated) as an Unrestricted Subsidiary.

(c) If, at any time, any Unrestricted Subsidiary would fail to meet the requirements for an Unrestricted Subsidiary set forth in Section 9.21(b), it shall thereafter cease to be an Unrestricted Subsidiary for purposes of this Agreement (and, for the avoidance of doubt, any Investment, Debt and Liens of such Subsidiary existing at such time shall be deemed to be incurred by such Subsidiary as of such time and, if such Investments, Debt and Liens are not permitted to be incurred as of such time under Article IX, an Event of Default shall occur).

(d) The Borrower may designate, by prior or concurrent written notice thereof to the Administrative Agent any Unrestricted Subsidiary to be a Restricted Subsidiary; provided that (i) both before, and immediately after giving effect, to such designation, (A) no Default, Event of Default or Borrowing Base Deficiency exists or would result from such designation, (B) the Pro Forma Net Leverage Ratio shall not exceed 4.00 to 1.00 and the Borrower shall be in compliance, on a pro forma basis, with the financial covenant set forth in Section 9.01(b) (determined on a pro forma basis using Current Assets and Current Liabilities as of the last day of Holdings’ most recently ended fiscal quarter for which financial statements have been delivered pursuant to Section 8.01(a) or (b)) and (C) the representations and warranties of the Obligors and the Restricted Subsidiaries contained in this Agreement and each of the other Loan Documents shall be true and correct in all material respects (except that any representation and warranty that is qualified by materiality shall be true and correct in all respects) on and as of such date as if made on and as of the date of such designation (or, if stated to have been made expressly as of an earlier date, were true and correct in all material respects (except that any representation and warranty that is qualified by materiality shall be true and correct in all respects) as of such date), (ii) the designation of any Unrestricted Subsidiary as a Restricted Subsidiary shall constitute the incurrence at the time of designation of any Investment, Debt, or Liens of such Subsidiary existing at such time, and the Borrower shall be in compliance with Article IX after giving effect to such designation, (iii) immediately after giving effect to such designation, the Borrower and such Subsidiary shall be in compliance with the requirements of Section 8.13 and (iv) the Administrative Agent shall have received a certificate of a Responsible Officer, in form and substance reasonably satisfactory to the Administrative Agent, certifying as to the satisfaction of the conditions and matters set forth in clauses (i)-(iii) above (and in the case of clause (i)(B) above, setting forth reasonably detailed calculations demonstrating that the Pro Forma Net Leverage Ratio

CREDIT AGREEMENT

will not exceed 4.00 to 1.00 and the Borrower will be in compliance, on a pro forma basis, with the financial covenant set forth in Section 9.01(b) (determined on a pro forma basis using Current Assets and Current Liabilities as of the last day of Holdings’ most recently ended fiscal quarter for which financial statements have been delivered pursuant to Section 8.01(a) or (b))).

ARTICLE II

The Credits

Section 2.01 Commitments. Subject to the terms and conditions set forth herein, each Lender severally agrees to make Loans to the Borrower during the Availability Period in an aggregate principal amount that will not result in (a) such Lender’s Revolving Credit Exposure exceeding such Lender’s Commitment or (b) the total Revolving Credit Exposures exceeding the total Commitments. Within the foregoing limits and subject to the terms and conditions set forth herein, the Borrower may borrow, repay and reborrow the Loans.

Section 2.02 Loans and Borrowings.

(a) Borrowings; Several Obligations. Each Loan shall be made as part of a Borrowing consisting of Loans made by the Lenders ratably in accordance with their respective Commitments. The failure of any Lender to make any Loan required to be made by it shall not relieve any other Lender of its obligations hereunder; provided that the Commitments are several and no Lender shall be responsible for any other Lender’s failure to make Loans as required.

(b) Types of Loans. Subject to Section 3.03, each Borrowing shall be comprised entirely of ABR Loans or Eurodollar Loans as the Borrower may request in accordance herewith. Each Lender at its option may make any Eurodollar Loan by causing any domestic or foreign branch or Affiliate of such Lender to make such Loan; provided that any exercise of such option shall not affect the obligation of the Borrower to repay such Loan in accordance with the terms of this Agreement.

(c) Minimum Amounts; Limitation on Number of Borrowings. At the commencement of each Interest Period for any Eurodollar Borrowing, such Borrowing shall be in an aggregate amount that is an integral multiple of $500,000 and not less than $1,000,000. At the time that each ABR Borrowing is made, such Borrowing shall be in an aggregate amount that is an integral multiple of $250,000 and not less than $1,000,000; provided that an ABR Borrowing may be in an aggregate amount that is equal to the entire unused balance of the total Commitments or that is required to finance the reimbursement of an LC Disbursement as contemplated by Section 2.08(e). Borrowings of more than one Type may be outstanding at the same time; provided that there shall not at any time be more than a total of twelve (12) Eurodollar Borrowings outstanding. Notwithstanding any other provision of this Agreement, the Borrower shall not be entitled to request, or to elect to convert or continue, any Borrowing if the Interest Period requested with respect thereto would end after the Maturity Date.

(d) Notes. Upon the request of a Lender, the Loans made by such Lender shall be evidenced by a single promissory note of the Borrower in substantially the form of Exhibit A, dated (i) as of the date of this Agreement in the case of any Lender party hereto as of the date of this Agreement, and (ii) as of the effective date of the Assignment and Assumption in the case of

CREDIT AGREEMENT

any Lender that becomes a party hereto pursuant to an Assignment and Assumption, in each case payable to such Lender in a principal amount equal to its Maximum Credit Amount as in effect on such date, and otherwise duly completed. In the event that any Lender’s Maximum Credit Amount increases or decreases for any reason (whether pursuant to Section 2.06, Section 12.04(b) or otherwise), the Borrower shall, upon the request of such Lender, deliver or cause to be delivered on the effective date of such increase or decrease, a new Note payable to such Lender in a principal amount equal to its Maximum Credit Amount after giving effect to such increase or decrease, and otherwise duly completed, and such Lender shall promptly return to the Borrower the previously issued Note held by such Lender. The date, amount, Type, interest rate and, if applicable, Interest Period of each Loan made by each Lender, and all payments made on account of the principal thereof, shall be recorded by such Lender on a Schedule attached to such Note or any continuation thereof or on any separate record maintained by such Lender. Failure to make any such notation or to attach a Schedule shall not affect any Lender’s or the Borrower’s rights or obligations in respect of such Loans or affect the validity of such transfer by any Lender of its Note.

Section 2.03 Requests for Borrowings. Each Borrowing shall be subject to each of the conditions set forth in Section 6.02. To request a Borrowing, the Borrower shall notify the Administrative Agent of such request by telephone (a) in the case of a Eurodollar Borrowing, not later than 11:00 a.m., Houston time, three Business Days before the date of the proposed Borrowing or (b) in the case of an ABR Borrowing, not later than 12:00 noon, Houston time, on the date of the proposed Borrowing; provided that no such notice shall be required for any deemed request of an ABR Borrowing to finance the reimbursement of an LC Disbursement as provided in Section 2.08(e). Each such telephonic Borrowing Request shall be irrevocable and shall be confirmed promptly by hand delivery, fax or electronic communication to the Administrative Agent of a written Borrowing Request signed by the Borrower. Each such telephonic and written Borrowing Request shall specify the following information in compliance with Section 2.02:

(a) the aggregate amount of the requested Borrowing;

(b) the date of such Borrowing, which shall be a Business Day;

(c) whether such Borrowing is to be an ABR Borrowing or a Eurodollar Borrowing;

(d) in the case of a Eurodollar Borrowing, the initial Interest Period to be applicable thereto, which shall be a period contemplated by the definition of the term “Interest Period”;

(e) the amount of the then effective Borrowing Base, the current total Revolving Credit Exposures (without regard to the requested Borrowing) and the pro forma total Revolving Credit Exposures (giving effect to the requested Borrowing);

(f) the Consolidated Cash Balance (without regard to the requested Borrowing) and the pro forma Consolidated Cash Balance (giving effect to the requested Borrowing and the anticipated use of proceeds thereof within three Business Days);

CREDIT AGREEMENT

(g) the location and number of the Borrower’s account to which funds are to be disbursed, which shall comply with the requirements of Section 2.05; and

(h) each of the conditions set forth in Section 6.02 has been satisfied.

If no election as to the Type of Borrowing is specified, then the requested Borrowing shall be an ABR Borrowing. If no Interest Period is specified with respect to any requested Eurodollar Borrowing, then the Borrower shall be deemed to have selected an Interest Period of one month’s duration. Each Borrowing Request shall constitute a representation that (i) the amount of the requested Borrowing shall not cause the total Revolving Credit Exposures to exceed the total Commitments (i.e., the lesser of the Aggregate Maximum Credit Amounts and the then effective Borrowing Base) and (ii) after giving pro forma effect to the requested Borrowing, the Consolidated Cash Balance shall not exceed $70,000,000.

Promptly following receipt of a Borrowing Request in accordance with this Section 2.03, the Administrative Agent shall advise each Lender of the details thereof and of the amount of such Lender’s Loan to be made as part of the requested Borrowing.

Section 2.04 Interest Elections.

(a) Conversion and Continuance. Each Borrowing initially shall be of the Type specified in the applicable Borrowing Request and, in the case of a Eurodollar Borrowing, shall have an initial Interest Period as specified in such Borrowing Request. Thereafter, the Borrower may elect to convert such Borrowing to a different Type or to continue such Borrowing and, in the case of a Eurodollar Borrowing, may elect Interest Periods therefor, all as provided in this Section 2.04. The Borrower may elect different options with respect to different portions of the affected Borrowing, in which case each such portion shall be allocated ratably among the Lenders holding the Loans comprising such Borrowing, and the Loans comprising each such portion shall be considered a separate Borrowing.

(b) Interest Election Requests. To make an election pursuant to this Section 2.04, the Borrower shall deliver to the Administrative Agent by hand delivery, fax or electronic communication an Interest Election Request signed by the Borrower by the time that a Borrowing Request would be required under Section 2.03 if the Borrower were requesting a Borrowing of the Type resulting from such election to be made on the effective date of such election. Each such Interest Election Request shall be irrevocable.

(c) Information in Interest Election Requests. Each telephonic and written Interest Election Request shall specify the following information:

(i) the Borrowing to which such Interest Election Request applies and, if different options are being elected with respect to different portions thereof, the portions thereof to be allocated to each resulting Borrowing (in which case the information to be specified pursuant to Section 2.04(c)(iii) and (iv) shall be specified for each resulting Borrowing);

(ii) the effective date of the election made pursuant to such Interest Election Request, which shall be a Business Day;

CREDIT AGREEMENT

(iii) whether the resulting Borrowing is to be an ABR Borrowing or a Eurodollar Borrowing; and

(iv) if the resulting Borrowing is a Eurodollar Borrowing, the Interest Period to be applicable thereto after giving effect to such election, which shall be a period contemplated by the definition of the term “Interest Period”.

If any such Interest Election Request requests a Eurodollar Borrowing but does not specify an Interest Period, then the Borrower shall be deemed to have selected an Interest Period of one month’s duration.

(d) Notice to Lenders by the Administrative Agent. Promptly following receipt of an Interest Election Request, the Administrative Agent shall advise each Lender of the details thereof and of such Lender’s portion of each resulting Borrowing.

(e) Effect of Failure to Deliver Timely Interest Election Request and Events of Default and Borrowing Base Deficiencies on Interest Election. If the Borrower fails to deliver a timely Interest Election Request with respect to a Eurodollar Borrowing prior to the end of the Interest Period applicable thereto, then, unless such Borrowing is repaid as provided herein, at the end of such Interest Period such Borrowing shall be continued as a Eurodollar Loan having an Interest Period of one month. Notwithstanding any contrary provision hereof, (i) if an Event of Default has occurred and is continuing: (A) no outstanding Borrowing may be converted to or continued as a Eurodollar Borrowing (and any Interest Election Request that requests the conversion of any Borrowing to, or continuation of any Borrowing as, a Eurodollar Borrowing shall be ineffective) and (B) unless repaid, each Eurodollar Borrowing shall be converted to an ABR Borrowing at the end of the Interest Period applicable thereto; and (ii) if a Borrowing Base Deficiency exists: (A) outstanding Borrowings in excess of the Borrowing Base then in effect may not be converted or continued as Eurodollar Borrowings and (B) unless sooner repaid, any Eurodollar Borrowing in excess of the Borrowing Base then in effect shall be converted to an ABR Borrowing at the end of the Interest Period applicable thereto.

Section 2.05 Funding of Borrowings.

(a) Funding by Lenders. Each Lender shall make each Loan to be made by it hereunder on the proposed date thereof by wire transfer of immediately available funds by 1:00 p.m., Houston time, to the account of the Administrative Agent most recently designated by it for such purpose by notice to the Lenders. The Administrative Agent will make such Loans available to the Borrower by promptly crediting the amounts so received, in like funds, to an Account of the Borrower subject to an Account Control Agreement and designated by the Borrower in the applicable Borrowing Request; provided that ABR Loans made to finance the reimbursement of an LC Disbursement as provided in Section 2.08(e) shall be remitted by the Administrative Agent to the Issuing Bank that made such LC Disbursement. Nothing herein shall be deemed to obligate any Lender to obtain the funds for its Loan in any particular place or manner or to constitute a representation by any Lender that it has obtained or will obtain the funds for its Loan in any particular place or manner.

CREDIT AGREEMENT

(b) Presumption of Funding by the Lenders. Unless the Administrative Agent shall have received notice from a Lender prior to the proposed date of any Borrowing that such Lender will not make available to the Administrative Agent such Lender’s share of such Borrowing, the Administrative Agent may assume that such Lender has made such share available on such date in accordance with Section 2.05(a) and may, in reliance upon such assumption, make available to the Borrower a corresponding amount. In such event, if a Lender has not in fact made its share of the applicable Borrowing available to the Administrative Agent, then the applicable Lender and the Borrower severally agree to pay to the Administrative Agent forthwith on demand such corresponding amount with interest thereon, for each day from and including the date such amount is made available to the Borrower to but excluding the date of payment to the Administrative Agent, at (i) in the case of such Lender, the greater of the Federal Funds Effective Rate and a rate determined by the Administrative Agent in accordance with banking industry rules on interbank compensation or (ii) in the case of the Borrower, the interest rate applicable to ABR Loans. If such Lender pays such amount to the Administrative Agent, then such amount shall constitute such Lender’s Loan included in such Borrowing. If the Borrower and such Lender shall pay such interest to the Administrative Agent for the same or an overlapping period, the Administrative Agent shall promptly remit to the Borrower the amount of such interest paid by the Borrower for such period.

Section 2.06 Termination and Reduction of Aggregate Maximum Credit Amounts.

(a) Scheduled Termination of Commitments. Unless previously terminated, the Commitments shall terminate on the Maturity Date. If at any time the Aggregate Maximum Credit Amounts are terminated or reduced to zero, then the Commitments shall terminate on the effective date of such termination or reduction.

(b) Optional Termination and Reduction of Aggregate Maximum Credit Amounts.

(i) The Borrower may at any time terminate, or from time to time reduce, the Aggregate Maximum Credit Amounts; provided that (A) each reduction of the Aggregate Maximum Credit Amounts shall be in an amount that is an integral multiple of $500,000 and not less than $1,000,000 and (B) the Borrower shall not terminate or reduce the Aggregate Maximum Credit Amounts if, after giving effect to any concurrent prepayment of the Loans in accordance with Section 3.04(c), the total Revolving Credit Exposures would exceed the total Commitments.

(ii) The Borrower shall notify the Administrative Agent of any election to terminate or reduce the Aggregate Maximum Credit Amounts under Section 2.06(b)(i) at least three Business Days prior to the effective date of such termination or reduction, specifying such election and the effective date thereof. Promptly following receipt of any such notice, the Administrative Agent shall advise the Lenders of the contents thereof. Each notice delivered by the Borrower pursuant to this Section 2.06(b)(ii) shall be irrevocable; provided that a notice of reduction or termination of the Aggregate Maximum Credit Amounts delivered by the Borrower may state that such notice is conditioned upon (i) the effectiveness of other credit facilities or other securities offerings or (ii) the consummation of a Change of Control, in which case such notice

CREDIT AGREEMENT

may be revoked by the Borrower (by notice to the Administrative Agent on or prior to the specified effective date) if such condition is not satisfied. Any termination or reduction of the Aggregate Maximum Credit Amounts shall be permanent and may not be reinstated. Each reduction of the Aggregate Maximum Credit Amounts shall be made ratably among the Lenders in accordance with each Lender’s Applicable Percentage.

Section 2.07 Borrowing Base.

(a) Initial Borrowing Base. For the period from and including the Second Amendment Effective Date to but excluding the first Redetermination Date to occur thereafter, the amount of the Borrowing Base shall be $425,000,000. Notwithstanding the foregoing, the Borrowing Base may be subject to further adjustments from time to time pursuant to Section 2.07(e), Section 2.07(f) or Section 8.12(c).

(b) Scheduled and Interim Redeterminations. The Borrowing Base shall be redetermined in accordance with this Section 2.07 and subject to Section 2.07(d), such redetermined Borrowing Base shall become effective and applicable to the Borrower, the Administrative Agent, each Issuing Bank and the Lenders on March 15, 2018 (the “March 2018 Redetermination”), and thereafter semi-annually on April 1st and October 1st of each year, commencing October 1, 2018 (together with the March 2018 Redetermination, each a “Scheduled Redetermination”). In addition, the Borrower may, by notifying the Administrative Agent thereof, and the Administrative Agent may, at the direction of the Required Lenders, by notifying the Borrower thereof, one time each calendar year, each elect to cause the Borrowing Base to be redetermined (each, an “Interim Redetermination”) in accordance with this Section 2.07. In addition, the Borrower may, by notice to the Administrative Agent thereof, request an additional Interim Redetermination upon any acquisition of proved Oil and Gas Properties whose purchase price is greater than five percent (5%) of the Borrowing Base then in effect.

(c) Scheduled and Interim Redetermination Procedure. Each Scheduled Redetermination and each Interim Redetermination shall be effectuated as follows:

(i) Upon receipt by the Administrative Agent of (A) the Reserve Report and the certificate required to be delivered by the Borrower to the Administrative Agent, in the case of a Scheduled Redetermination, pursuant to Section 8.11(a) and (c), and, in the case of an Interim Redetermination, pursuant to Section 8.11(b) and (c), and (B) such other reports, data and supplemental information, including, without limitation, the information provided pursuant to Section 8.11(c), as may, from time to time, be reasonably requested by the Required Lenders (the Reserve Report, such certificate and such other reports, data and supplemental information being the “Engineering Reports”), the Administrative Agent shall evaluate the information contained in the Engineering Reports and shall, in good faith, propose a new Borrowing Base (the “Proposed Borrowing Base”) based upon such information and such other information (including, without limitation, the status of title information with respect to the Oil and Gas Properties as described in the Engineering Reports and the existence of any other Debt) as the Administrative Agent, in good faith, deems appropriate and consistent with its normal oil and gas lending criteria as it exists at the particular time. In no event shall the Proposed Borrowing Base exceed the Aggregate Maximum Credit Amounts. For the avoidance of doubt, in the case of an Interim Redetermination, the Administrative Agent may utilize the Engineering Reports delivered in connection with the last Scheduled Determination, provided, however, the Administrative Agent may in its sole discretion request Borrower-generated supplemental Engineering Reports in connection with such Interim Redetermination.

CREDIT AGREEMENT

(ii) The Administrative Agent shall notify the Borrower and the Lenders of the Proposed Borrowing Base (the “Proposed Borrowing Base Notice”):

(A) in the case of a Scheduled Redetermination (1) if the Administrative Agent shall have received the Engineering Reports required to be delivered by the Borrower pursuant to Section 8.11(a) and (c) in a timely and complete manner, then on or before March 15th and September 15th of such year (or, in the case of the March 2018 Redetermination, on or before February 28, 2018) following the date of delivery of such Engineering Reports or (2) if the Administrative Agent shall not have received the Engineering Reports required to be delivered by the Borrower pursuant to Section 8.11(a) and (c) in a timely and complete manner, then promptly after the Administrative Agent has received complete Engineering Reports from the Borrower and has had a reasonable opportunity to determine the Proposed Borrowing Base in accordance with Section 2.07(c)(i) and in any event, within fifteen (15) days after the Administrative Agent has received the required Engineering Reports; and

(B) in the case of an Interim Redetermination, promptly, and in any event, within fifteen (15) days after the Administrative Agent has received the required Engineering Reports.

(iii) Any Proposed Borrowing Base must be approved or deemed to have been approved by the Lenders (in each Lender’s sole discretion) as provided in this Section 2.07(c)(iii). Upon receipt of the Proposed Borrowing Base Notice, each Lender shall have fifteen (15) days to agree with the Proposed Borrowing Base or disagree with the Proposed Borrowing Base by proposing an alternate Borrowing Base. If at the end of such fifteen (15) days, any Lender has not communicated its approval or disapproval in writing to the Administrative Agent, such silence shall be deemed to be an approval of the Proposed Borrowing Base. If, at the end of such 15-day period, all of the Lenders, in the case of a Proposed Borrowing Base that would increase the Borrowing Base then in effect, or the Required Lenders, in the case of a Proposed Borrowing Base that would decrease or maintain the Borrowing Base then in effect, have approved or deemed to have approved, as aforesaid, then the Proposed Borrowing Base shall become the new Borrowing Base effective on the date specified in Section 2.07(d). If, however, at the end of such fifteen (15) day period, all of the Lenders or the Required Lenders, as applicable, have not approved or been deemed to have approved the Proposed Borrowing Base, as aforesaid, then the Administrative Agent shall poll the Lenders to ascertain the highest Borrowing Base then acceptable to (x) in the case of a decrease or reaffirmation, a number of Lenders sufficient to constitute the Required Lenders and (y) in the case of an increase, all of the Lenders, and such amount shall become the new Borrowing Base, effective on the date specified in Section 2.07(d).

CREDIT AGREEMENT

(d) Effectiveness of a Redetermined Borrowing Base. After a redetermined Borrowing Base is approved or is deemed to have been approved by all of the Lenders or the Required Lenders, as applicable, pursuant to Section 2.07(c)(iii), the Administrative Agent shall notify the Borrower and the Lenders (the “New Borrowing Base Notice”) of the amount of the redetermined Borrowing Base, and such amount shall become the new Borrowing Base, effective and applicable to the Borrower, the Administrative Agent, each Issuing Bank and the Lenders:

(i) in the case of a Scheduled Redetermination, (A) if the Administrative Agent shall have received the Engineering Reports required to be delivered by the Borrower pursuant to Section 8.11(a) and (c) in a timely and complete manner, then on the April 1st or October 1st, as applicable (or, in the case of the March 2018 Redetermination, on March 1, 2018), following delivery of the New Borrowing Base Notice, or (B) if the Administrative Agent shall not have received the Engineering Reports required to be delivered by the Borrower pursuant to Section 8.11(a) and (c) in a timely and complete manner, then on the Business Day next succeeding delivery of the New Borrowing Base Notice; and

(ii) in the case of an Interim Redetermination, on the Business Day next succeeding delivery of the New Borrowing Base Notice.

Such amount shall then become the Borrowing Base until the next Scheduled Redetermination Date, the next Interim Redetermination Date or the next reduction or adjustment to the Borrowing Base, as applicable, under Section 2.07(e), Section 2.07(f) or Section 8.12(c), whichever occurs first.

(e) Reduction of Borrowing Base Upon Issuance of Permitted Senior Notes. Notwithstanding anything to the contrary contained herein, if any Obligor incurs any Debt constituting Permitted Senior Notes in reliance on Section 9.02(f), then the Borrowing Base then in effect shall be reduced immediately upon the date of such incurrence by an amount equal to the product of 0.25 multiplied by an amount equal to the stated principal amount of such Permitted Senior Notes. The Borrowing Base as so reduced shall become the new Borrowing Base immediately upon the date of such incurrence, effective and applicable to the Borrower, the Administrative Agent, the Issuing Banks and the Lenders on such date until the next redetermination or modification thereof hereunder. For purposes of this Section 2.07(e), if any such Debt is issued at a discount or otherwise sold for less than “par”, the reduction shall be calculated based upon the stated principal amount without reference to such discount.

(f) Reduction of Borrowing Base Related to Dispositions of Borrowing Base Properties and/or Liquidation of Swap Agreements. If (i) any Swap Agreement to which the Borrower or any Restricted Subsidiary is a party is Liquidated or (ii) the Borrower or any Restricted Subsidiary Disposes of any Borrowing Base Properties or Equity Interests in any Restricted Subsidiary owning Borrowing Base Properties, and (A) the Swap PV of the Liquidated portion of such Swap Agreement or (B) the value attributable to such Disposed Borrowing Base Properties in the most recently delivered Reserve Report hereunder (or in the case of any Disposition of Equity Interests in any Restricted Subsidiary owning Borrowing Base Properties, the value attributable to such Borrowing Base Properties in the most recently delivered Reserve Report hereunder), as applicable, when combined with the sum of (I) the aggregate Swap PV of the Liquidated portion of all other Swap Agreements Liquidated since the most recent Scheduled Redetermination Date and (II) the aggregate value in the most recently delivered Reserve Report of all other Borrowing Base Properties Disposed of since the most recent Scheduled Redetermination Date (including in the case of any Disposition of Equity Interests in Restricted Subsidiaries owning Borrowing Base Properties, the aggregate value attributable to such

CREDIT AGREEMENT

Borrowing Base Properties in the most recently delivered Reserve Report hereunder), exceeds five percent (5%) of the Borrowing Base as then in effect (as determined by the Administrative Agent), individually or in the aggregate, then the Borrowing Base then in effect shall be reduced by the Swap PV of the Liquidated portion of such Swap Agreement in the then effective Borrowing Base and/or the value assigned to such Disposed Borrowing Base Properties in the then effective Borrowing Base (as determined in good faith by the Administrative Agent), as the case may be. The Borrowing Base as so reduced shall become the new Borrowing Base immediately upon the date of such Disposition or Liquidation, as the case may be, effective and applicable to the Borrower, the Administrative Agent, the Issuing Banks and the Lenders on such date until the next redetermination or adjustment of the Borrowing Base hereunder. Notwithstanding the foregoing, from the period commencing on the First Amendment Effective Date through December 31, 2017, the Liquidation of any Swap Agreements covering up to 30 MMcf per day of calendar year 2017 gas production shall not constitute a Liquidation of a Swap Agreement solely for the purposes of this Section 2.07(f).

Section 2.08 Letters of Credit.

(a) General. Subject to the terms and conditions set forth herein, the Borrower may request any Issuing Bank to, and such Issuing Bank shall, issue dollar-denominated Letters of Credit for the account of the Borrower or the Restricted Subsidiaries, in a form reasonably acceptable to the Administrative Agent and such Issuing Bank, at any time and from time to time during the Availability Period; provided further that the Borrower may not request the issuance, amendment, renewal or extension of Letters of Credit hereunder if a Borrowing Base Deficiency exists at such time or would exist as a result thereof. In the event of any inconsistency between the terms and conditions of this Agreement and the terms and conditions of any form of letter of credit application or other agreement submitted by the Borrower to, or entered into by the Borrower with, an Issuing Bank relating to any Letter of Credit, the terms and conditions of this Agreement shall control.

(b) Notice of Issuance, Amendment, Renewal, Extension; Certain Conditions. Each issuance, amendment, renewal or extension of a Letter of Credit shall be subject to the conditions set forth in Section 6.02. To request the issuance of a Letter of Credit (or the amendment, renewal or extension of an outstanding Letter of Credit), the Borrower shall hand deliver or fax (or transmit by electronic communication, if arrangements for doing so have been approved by the relevant Issuing Bank) to any Issuing Bank and the Administrative Agent (not less than three (3) Business Days in advance of the requested date of issuance, amendment, renewal or extension) a notice:

(i) requesting the issuance of a Letter of Credit or identifying the Letter of Credit issued by such Issuing Bank to be amended, renewed or extended;

(ii) specifying the date of issuance, amendment, renewal or extension (which shall be a Business Day);

(iii) specifying the date on which such Letter of Credit is to expire (which shall comply with Section 2.08(c));

CREDIT AGREEMENT

(iv) specifying the amount of such Letter of Credit;

(v) specifying the name and address of the beneficiary thereof and such other information as shall be necessary to prepare, amend, renew or extend such Letter of Credit;

(vi) specifying the amount of the then effective Borrowing Base and whether a Borrowing Base Deficiency exists at such time, the current total Revolving Credit Exposures (without regard to the requested Letter of Credit or the requested amendment, renewal or extension of an outstanding Letter of Credit) and the pro forma total Revolving Credit Exposures (giving effect to the requested Letter of Credit or the requested amendment, renewal or extension of an outstanding Letter of Credit); and

(vii) confirming the conditions set for in Section 6.02 have been satisfied.

A Letter of Credit shall be issued, amended, renewed or extended only if (and each notice shall constitute a representation and warranty by the Borrower that) after giving effect to the requested issuance, amendment, renewal or extension, as applicable, (i) the LC Exposure shall not exceed the LC Commitment and (ii) the total Revolving Credit Exposures shall not exceed the total Commitments.

If requested by any Issuing Bank, the Borrower also shall submit a letter of credit application on such Issuing Bank’s standard form in connection with any request for a Letter of Credit; provided that, in the event of any conflict between such application and the terms of this Agreement, the terms of this Agreement shall control.

(c) Expiration Date. Each Letter of Credit shall expire at or prior to the close of business on the earlier of (i) unless satisfactorily collateralized or backstopped in the applicable Issuing Bank’s sole discretion, the date selected by the Borrower that is no more than eighteen (18) months after the date of the issuance of such Letter of Credit (or, in the case of any renewal or extension thereof, no more than eighteen (18) months after such renewal or extension) and (ii) the date that is five Business Days prior to the Maturity Date.

(d) Participations. By the issuance of a Letter of Credit (or an amendment to a Letter of Credit increasing the amount thereof) and without any further action on the part of the Issuing Bank that issues such Letter of Credit or the Lenders, each Issuing Bank that issues a Letter of Credit hereunder hereby grants to each Lender, and each Lender hereby acquires from such Issuing Bank, a participation in such Letter of Credit equal to such Lender’s Applicable Percentage of the aggregate amount available to be drawn under such Letter of Credit. In consideration and in furtherance of the foregoing, each Lender hereby absolutely and unconditionally agrees to pay to the Administrative Agent, for the account of any Issuing Bank that issues a Letter of Credit hereunder, such Lender’s Applicable Percentage of each LC Disbursement made by such Issuing Bank and not reimbursed by the Borrower on the date due as provided in Section 2.08(e), or of any reimbursement payment required to be refunded to the Borrower for any reason. Each Lender acknowledges and agrees that its obligation to acquire participations pursuant to this Section 2.08(d) in respect of Letters of Credit is absolute and unconditional and shall not be affected by any circumstance whatsoever, including any amendment, renewal or extension of any Letter of Credit or the occurrence and continuance of a Default, the existence of a Borrowing Base Deficiency or reduction or termination of the Commitments, and that each such payment shall be made without any offset, abatement, withholding or reduction whatsoever.

CREDIT AGREEMENT

(e) Reimbursement. If any Issuing Bank shall make any LC Disbursement in respect of a Letter of Credit issued by such Issuing Bank, the Borrower shall reimburse such LC Disbursement by paying to the Administrative Agent an amount equal to such LC Disbursement not later than 1:00 p.m., Houston time, on the date such LC Disbursement is made, if the Borrower shall have received notice of such LC Disbursement prior to 10:00 a.m., Houston time, on such date, or, if such notice has not been received by the Borrower prior to such time on such date, then not later than 1:00 p.m., Houston time, on (i) the Business Day the Borrower receives such notice, if such notice is received prior to 10:00 a.m., Houston time, or (ii) the Business Day immediately following the day the Borrower receives such notice, if such notice is not received prior to such time; provided that, unless the Borrower has notified the Administrative Agent that it intends to reimburse all or part of such LC Disbursement without using Loan proceeds or has submitted a Borrowing Request with respect thereto, if such LC Disbursement is not less than $1,000,000, the Borrower shall be deemed to have requested, and the Borrower does hereby request under such circumstances, that such payment be financed with an ABR Borrowing in an equivalent amount and, to the extent so financed, the Borrower’s obligation to make such payment shall be discharged and replaced by the resulting ABR Borrowing. If the Borrower fails to make such payment when due, the Administrative Agent shall notify each Lender of the applicable LC Disbursement, the payment then due from the Borrower in respect thereof and such Lender’s Applicable Percentage thereof. Promptly following receipt of such notice, each Lender shall pay to the Administrative Agent its Applicable Percentage of the payment then due from the Borrower, in the same manner as provided in Section 2.05 with respect to Loans made by such Lender (and Section 2.05 shall apply, mutatis mutandis, to the payment obligations of the Lenders), and the Administrative Agent shall promptly pay to the Issuing Bank that issued such Letter of Credit the amounts so received by it from the Lenders. Promptly following receipt by the Administrative Agent of any payment from the Borrower pursuant to this Section 2.08(e), the Administrative Agent shall distribute such payment to the Issuing Bank that issued such Letter of Credit or, to the extent that Lenders have made payments pursuant to this Section 2.08(e) to reimburse such Issuing Bank, then to such Lenders and such Issuing Bank as their interests may appear. Any payment made by a Lender pursuant to this Section 2.08(e) to reimburse any Issuing Bank for any LC Disbursement (other than the funding of ABR Borrowings as contemplated above) shall not constitute a Loan and shall not relieve the Borrower of its obligation to reimburse such LC Disbursement. Any LC Disbursement not reimbursed by the Borrower or funded as a Loan prior to 1:00 p.m., Houston time, shall bear interest for such day at the Alternate Base Rate plus the Applicable Margin.

(f) Obligations Absolute. The Borrower’s obligation to reimburse LC Disbursements as provided in Section 2.08(e) shall be absolute, unconditional and irrevocable, and shall be performed strictly in accordance with the terms of this Agreement under any and all circumstances whatsoever and irrespective of (i) any lack of validity or enforceability of any Letter of Credit, any Letter of Credit Agreement or this Agreement, or any term or provision therein, (ii) any draft or other document presented under a Letter of Credit proving to be forged, fraudulent or invalid in any respect or any statement therein being untrue or inaccurate in any respect, (iii) payment by any Issuing Bank under a Letter of Credit issued by such Issuing Bank against presentation of a draft or other document that does not comply with the terms of such Letter of

CREDIT AGREEMENT

Credit or any Letter of Credit Agreement, or (iv) any other event or circumstance whatsoever, whether or not similar to any of the foregoing, that might, but for the provisions of this Section 2.08(f), constitute a legal or equitable discharge of, or provide a right of setoff against, the Borrower’s obligations hereunder. Neither the Administrative Agent, the Lenders nor any Issuing Bank, nor any of their Related Parties shall have any liability or responsibility by reason of or in connection with the issuance or transfer of any Letter of Credit or any payment or failure to make any payment thereunder (irrespective of any of the circumstances referred to in the preceding sentence), or any error, omission, interruption, loss or delay in transmission or delivery of any draft, notice or other communication under or relating to any Letter of Credit (including any document required to make a drawing thereunder), any error in interpretation of technical terms or any consequence arising from causes beyond the control of any Issuing Bank; provided that the foregoing shall not be construed to excuse any Issuing Bank from liability to the Borrower to the extent of any direct damages (as opposed to consequential damages, claims in respect of which are hereby waived by the Borrower to the extent permitted by applicable law) suffered by the Borrower that are caused by such Issuing Bank’s failure to exercise care when determining whether drafts and other documents presented under a Letter of Credit comply with the terms thereof. The parties hereto expressly agree that, in the absence of gross negligence or willful misconduct on the part of any Issuing Bank (as finally determined by a court of competent jurisdiction), such Issuing Bank shall be deemed to have exercised all requisite care in each such determination. In furtherance of the foregoing and without limiting the generality thereof, the parties agree that, with respect to documents presented which appear on their face to be in substantial compliance with the terms of a Letter of Credit, the Issuing Bank that issued such Letter of Credit may, in its sole discretion, either accept and make payment upon such documents without responsibility for further investigation, regardless of any notice or information to the contrary, or refuse to accept and make payment upon such documents if such documents are not in strict compliance with the terms of such Letter of Credit.

(g) Disbursement Procedures. Each Issuing Bank shall, promptly following its receipt thereof, examine all documents purporting to represent a demand for payment under a Letter of Credit issued by such Issuing Bank. Such Issuing Bank shall promptly notify the Administrative Agent and the Borrower by telephone (confirmed by fax or electronic communication) of such demand for payment and whether such Issuing Bank has made or will make an LC Disbursement thereunder; provided that any failure to give or delay in giving such notice shall not relieve the Borrower of its obligation to reimburse such Issuing Bank and the Lenders with respect to any such LC Disbursement.

(h) Interim Interest. If any Issuing Bank shall make any LC Disbursement, then, until the Borrower shall have reimbursed such Issuing Bank for such LC Disbursement (either with its own funds or a Borrowing under Section 2.08(e)), the unpaid amount thereof shall bear interest, for each day from and including the date such LC Disbursement is made to but excluding the date that the Borrower reimburses such LC Disbursement, at the rate per annum then applicable to ABR Loans. Interest accrued pursuant to this Section 2.08(h) shall be for the account of such Issuing Bank, except that interest accrued on and after the date of payment by any Lender pursuant to Section 2.08(e) to reimburse such Issuing Bank shall be for the account of such Lender to the extent of such payment.

CREDIT AGREEMENT

(i) Replacement of an Issuing Bank. Any Issuing Bank may be replaced or resign at any time by written agreement among the Borrower, the Administrative Agent, such resigning or replaced Issuing Bank and, in the case of a replacement, the successor Issuing Bank. The Administrative Agent shall notify the Lenders of any such resignation or replacement of an Issuing Bank. At the time any such resignation or replacement shall become effective, the Borrower shall pay all unpaid fees accrued for the account of the resigning or replaced Issuing Bank pursuant to Section 3.05(b). In the case of the replacement of an Issuing Bank, from and after the effective date of such replacement, (i) the successor Issuing Bank shall have all the rights and obligations of the replaced Issuing Bank under this Agreement with respect to Letters of Credit to be issued thereafter and (ii) references herein to “Issuing Bank” shall be deemed to refer to such successor or to any previous Issuing Bank, or to such successor and all previous Issuing Banks, as the context shall require. After the resignation or replacement of an Issuing Bank hereunder, the resigning or replaced Issuing Bank shall remain a party hereto and shall continue to have all the rights and obligations of an Issuing Bank under this Agreement with respect to Letters of Credit issued by it prior to such resignation or replacement, but shall not be required to issue additional Letters of Credit.

(j) Cash Collateralization. If (i) any Event of Default shall occur and be continuing and the Borrower receives notice from the Administrative Agent or the Majority Lenders demanding the deposit of cash collateral pursuant to this Section 2.08(j), or (ii) the Borrower is required to cash collateralize the excess attributable to an LC Exposure in connection with any prepayment pursuant to Section 3.04(c) or (iii) the Borrower is required to cash collateralize a Defaulting Lender’s LC Exposure pursuant to Section 4.04(c)(iii)(B), then the Borrower shall deposit with or deliver to the Administrative Agent (as a first priority, perfected security interest (subject to Excepted Liens of the type described in clause (e) of the definition thereof)), in the name of the Administrative Agent and for the benefit of the Issuing Banks and the Lenders, at a location and pursuant to documentation in form and substance satisfactory to the Administrative Agent, an amount in cash equal to, in the case of an Event of Default, the LC Exposure, in the case of a payment required by Section 3.04(c), the amount of such excess as provided in Section 3.04(c) or in the case of a Defaulting Lender’s LC Exposure, pursuant to Section 4.04(c)(iii)(B), such Defaulting Lender’s LC Exposure, as applicable, as of such date plus any accrued and unpaid interest thereon; provided that the obligation to deposit such cash collateral shall become effective immediately, and such deposit shall become immediately due and payable, without demand or other notice of any kind, upon the occurrence of any Event of Default described in Section 10.01(h) or Section 10.01(i). The Borrower hereby grants to the Administrative Agent, for the benefit of each Issuing Bank and the Lenders, an exclusive first priority and continuing perfected security interest in and Lien on such account and all cash, checks, drafts, certificates and instruments, if any, from time to time deposited or held in such account, all deposits or wire transfers made thereto, any and all investments purchased with funds deposited in such account, all interest, dividends, cash, instruments, financial assets and other Property from time to time received, receivable or otherwise payable in respect of, or in exchange for, any or all of the foregoing, and all proceeds, products, accessions, rents, profits, income and benefits therefrom, and any substitutions and replacements therefor. The Borrower’s obligation to deposit amounts pursuant to this Section 2.08(j) shall be absolute and unconditional, without regard to whether any beneficiary of any such Letter of Credit has attempted to draw down all or a portion of such amount under the terms of a Letter of Credit, and, to the fullest extent permitted by applicable law, shall

CREDIT AGREEMENT

not be subject to any defense or be affected by a right of set-off, counterclaim or recoupment which the Obligors or their respective Subsidiaries may now or hereafter have against any such beneficiary, any Issuing Bank, the Administrative Agent, the Lenders or any other Person for any reason whatsoever. Such deposit shall be held as collateral securing the payment and performance of the Obligors’ obligations under this Agreement and the other Loan Documents. The Administrative Agent shall have exclusive dominion and control, including the exclusive right of withdrawal, over such account; provided that investments of funds in such account in investments of the type described in clause (a) and (b) of the definition of Cash Equivalents as permitted by Section 9.05(c) may be made at the option of the Borrower at its direction, risk and expense; otherwise, such deposits shall not bear interest. Interest or profits, if any, on such investments shall accumulate in such account. Moneys in such account shall be applied by the Administrative Agent to reimburse, on a pro rata basis, each Issuing Bank for LC Disbursements for which it has not been reimbursed and, to the extent not so applied, shall be held for the satisfaction of the reimbursement obligations of the Borrower for the LC Exposure at such time or, if the maturity of the Loans has been accelerated, be applied to satisfy other obligations of the Borrower and the Guarantors, if any, under this Agreement or the other Loan Documents. If the Borrower is required to provide an amount of cash collateral hereunder as a result of the occurrence of an Event of Default or pursuant to Section 4.04(c)(iii)(B) as a result of a Defaulting Lender’s LC Exposure, and the Borrower is not otherwise required to cash collateralize the excess attributable to an LC Exposure in connection with any prepayment pursuant to Section 3.04(c), then such amount (to the extent not applied as aforesaid) shall be returned to the Borrower within three Business Days after (i) all Events of Default have been waived or the events giving rise to such cash collateralization pursuant to Section 4.04(c)(iii)(B) have been satisfied or resolved or (ii) or arrangements satisfactory to the relevant Issuing Bank have been made for the substitution of new payment assurances.

ARTICLE III

Payments of Principal and Interest; Prepayments; Fees

Section 3.01 Repayment of Loans. The Borrower hereby unconditionally promises to pay to the Administrative Agent for the account of each Lender the then unpaid principal amount of each Loan on the Termination Date.

Section 3.02 Interest.

(a) ABR Loans. The Loans comprising each ABR Borrowing shall bear interest at the Alternate Base Rate plus the Applicable Margin, but in no event to exceed the Highest Lawful Rate.

(b) Eurodollar Loans. The Loans comprising each Eurodollar Borrowing shall bear interest at the Adjusted LIBO Rate for the Interest Period in effect for such Borrowing plus the Applicable Margin, but in no event to exceed the Highest Lawful Rate.

(c) Post-Default and Borrowing Base Deficiency Rate. Notwithstanding the foregoing, (i) if either (A) an Event of Default pursuant to Section 10.01(a), (b), (h), (i) or (j) or Section 10.01(d) as a result of the failure to deliver a notice pursuant to Section 8.02(a) has occurred and is continuing, or (B) any other Event of Default has occurred and the Administrative

CREDIT AGREEMENT

Agent has delivered a notice to the Borrower notifying the Borrower of an election to charge default interest hereunder, then all Loans outstanding shall bear interest, after as well as before judgment, at a rate per annum equal to two percent (2%) plus the rate applicable to ABR Loans as provided in Section 3.02(a), but in no event to exceed the Highest Lawful Rate and (ii) during any Borrowing Base Deficiency, the amount of such Borrowing Base Deficiency shall bear interest, after as well as before judgment, at a rate per annum equal to two percent (2%) plus the rate applicable to ABR Loans as provided in Section 3.02(a), but in no event to exceed the Highest Lawful Rate.

(d) Interest Payment Dates. Accrued interest on each Loan shall be payable in arrears on each Interest Payment Date, and in any case, on the Termination Date; provided that (i) interest accrued pursuant to Section 3.02(c)(i) shall be payable on demand, (ii) in the event of any repayment or prepayment of any Loan (other than an optional prepayment of an ABR Loan prior to the Termination Date), accrued interest on the principal amount repaid or prepaid shall be payable on the date of such repayment or prepayment, and (C) in the event of any conversion of any Eurodollar Loan prior to the end of the current Interest Period therefor, accrued interest on such Loan shall be payable on the effective date of such conversion.

(e) Interest Rate Computations. All interest hereunder shall be computed on the basis of a year of 360 days, unless such computation would exceed the Highest Lawful Rate, in which case interest shall be computed on the basis of a year of 365 days (or 366 days in a leap year), except that interest computed by reference to the Alternate Base Rate at times when the Alternate Base Rate is based on the Prime Rate shall be computed on the basis of a year of 365 days (or 366 days in a leap year), and in each case shall be payable for the actual number of days elapsed (including the first day but excluding the last day). The applicable Alternate Base Rate, Adjusted LIBO Rate or LIBO Rate shall be determined by the Administrative Agent, and such determination shall be conclusive absent manifest error, and be binding upon the parties hereto.

Section 3.03 Alternate Rate of Interest. If prior to the commencement of any Interest Period for a Eurodollar Borrowing:

(a) the Administrative Agent determines (which determination shall be conclusive absent manifest error) that adequate and reasonable means do not exist for ascertaining the Adjusted LIBO Rate or LIBO Rate for such Interest Period; or

(b) the Administrative Agent is advised by the Majority Lenders that the Adjusted LIBO Rate or LIBO Rate for such Interest Period will not adequately and fairly reflect the cost to such Lenders of making or maintaining their Loans included in such Borrowing for such Interest Period;

then the Administrative Agent shall give notice thereof to the Borrower and the Lenders by telephone or fax as promptly as practicable thereafter and, until the Administrative Agent notifies the Borrower and the Lenders that the circumstances giving rise to such notice no longer exist, (i) any Interest Election Request that requests the conversion of any Borrowing to, or continuation of any Borrowing as, a Eurodollar Borrowing shall be ineffective, and (ii) if any Borrowing Request requests a Eurodollar Borrowing, such Borrowing shall be made as an ABR Borrowing.

CREDIT AGREEMENT

Section 3.04 Prepayments.

(a) Optional Prepayments. The Borrower shall have the right at any time and from time to time to prepay any Borrowing in whole or in part, subject to prior notice in accordance with Section 3.04(b) and payment of applicable breakage costs, if any, under Section 5.02.

(b) Notice and Terms of Optional Prepayment. The Borrower shall notify the Administrative Agent by telephone (confirmed by fax or electronic communication) of any prepayment hereunder (i) in the case of prepayment of a Eurodollar Borrowing, not later than 12:00 noon, Houston time, three Business Days before the date of prepayment, or (ii) in the case of prepayment of an ABR Borrowing, not later than 12:00 noon, Houston time, one Business Day before the date of prepayment. Each such notice shall be irrevocable and shall specify the prepayment date and the principal amount of each Borrowing or portion thereof to be prepaid; provided that a notice of prepayment delivered by the Borrower may state that such notice is conditioned upon (i) the effectiveness of other credit facilities or other securities offerings or (ii) the consummation of a Change of Control, in which case such notice may be revoked by the Borrower (by notice to the Administrative Agent on or prior to the specified effective date) if such condition is not satisfied. Promptly following receipt of any such notice relating to a Borrowing, the Administrative Agent shall advise the Lenders of the contents thereof. Each partial prepayment of any Borrowing shall be in an amount that would be permitted in the case of an advance of a Borrowing of the same Type as provided in Section 2.02. Each prepayment of a Borrowing shall be applied ratably to the Loans included in the prepaid Borrowing. Prepayments shall be accompanied by accrued interest to the extent required by Section 3.02 and payment of applicable breakage costs, if any, under Section 5.02.

(c) Mandatory Prepayments.

(i) If, after giving effect to any termination or reduction of the Aggregate Maximum Credit Amounts pursuant to Section 2.06(b), the total Revolving Credit Exposure exceeds the total Commitments, then the Borrower shall, on the same Business Day, (A) prepay the Borrowings on the date of such termination or reduction in an aggregate principal amount equal to such excess, and (B) if any excess remains after prepaying all of the Borrowings as a result of an LC Exposure, cash collateralize such excess as provided in Section 2.08(j).

(ii) Upon any Scheduled Redetermination or Interim Redetermination or adjustment to the amount of the Borrowing Base in accordance with Section 8.12(c), if the total Revolving Credit Exposures exceeds the redetermined or adjusted Borrowing Base, then, after receiving a New Borrowing Base Notice in accordance with Section 2.07(d) or a notice of adjustment pursuant to Section 8.12(c), as the case may be (the date of receipt of any such notice, the “Deficiency Notification Date”), the Borrower shall at its option take one of the following actions:

(A) prepay the Borrowings in an aggregate principal amount equal to such Borrowing Base Deficiency (and to the extent that any excess remains after prepaying all of the Borrowings as a result of an LC Exposure, cash collateralize such excess as provided in Section 2.08(j)) within thirty (30) days following the Deficiency Notification Date;

CREDIT AGREEMENT

(B) prepay the Borrowings in six consecutive equal monthly installments, the first installment being due and payable on the 30th day after the Deficiency Notification Date and each subsequent installment being due and payable on the same day in each of the subsequent calendar months, with each payment being equal to one-sixth (1/6th) of such Borrowing Base Deficiency, so that the Borrowing Base Deficiency is reduced to zero within six months of the Deficiency Notification Date; provided that, if any excess remains after prepaying all of the Borrowings as a result of any LC Exposure, the Borrower shall pay to the Administrative Agent on behalf of the Lenders an amount equal to such excess to be held as Cash Collateral as provided in Section 2.08(j);

(C) grant, within thirty (30) days following the Deficiency Notification Date, to the Administrative Agent as security for the Obligations a first-priority Lien on additional Oil and Gas Properties acceptable to the Required Lenders in their sole discretion not evaluated in the most recently delivered Reserve Report (and not already subject to a Lien of the Security Instruments) pursuant to Security Instruments acceptable to the Administrative Agent with sufficient Borrowing Base value (as determined by the Required Lenders) to cure the Borrowing Base Deficiency; provided that in no event may the Borrower elect the option specified in this clause (C) if fewer than ninety (90) days remain until the Maturity Date; or

(D) (i) deliver, within twenty (20) days after the Deficiency Notification Date, written notice to the Administrative Agent indicating the Borrower’s election to combine the options provided in clauses (B), (C) and/or (D) above, and indicating the amount to be prepaid and the amount to be provided as additional Collateral, and (ii) make such payment and deliver such additional Collateral within the time periods required under clauses (B), (C) and/or (D) above;

provided that, notwithstanding the options set forth above, in all cases, the Borrowing Base Deficiency must be eliminated on or prior to the Termination Date.

The Borrower shall provide to the Administrative Agent, within twenty (20) days following its receipt of the applicable New Borrowing Base Notice in accordance with Section 2.07(d) or the date the adjustment occurs pursuant to Section 8.12(c), as applicable, written notice indicating which of the options specified in clauses (A), (B), (C) or (D) the Borrower elects to take in order to eliminate the Borrowing Base Deficiency. In the event the Borrower fails to provide such written notice to the Administrative Agent within the twenty (20) day period referred to above, the Borrower shall be deemed to have irrevocably elected the option set forth in clause (B) above. The failure of the Borrower to comply with any of the options elected (including any deemed election) pursuant to the provisions of this Section 3.04(c)(ii) and specified in such notice (or relating to such deemed election) shall constitute an Event of Default.

(iii) Upon any adjustments to the Borrowing Base pursuant to Section 2.07(e) or Section 2.07(f) if the total Revolving Credit Exposures exceeds the Borrowing Base as adjusted, then the Borrower shall (A) prepay the Borrowings in an aggregate principal amount equal to such excess, and (B) if any excess remains after prepaying all of the Borrowings as a result of an LC Exposure, cash collateralize such excess as provided in Section 2.08(j). The Borrower shall be obligated to make such prepayment and/or cash collateralize such excess on the Business Day immediately following the date that any Obligor or any Restricted Subsidiary receives any

CREDIT AGREEMENT

cash proceeds as a result of (1) the applicable issuance of Permitted Senior Notes, in the case of any adjustment to the Borrowing Base pursuant to Section 2.07(e), or (2) the consummation of a Disposition of Oil and Gas Properties or Liquidation of Swap Agreement, as applicable, in the case of any adjustment to the Borrowing Base pursuant to Section 2.07(f); provided that all payments required to be made pursuant to this Section 3.04(c)(iii) must be made on or prior to the Termination Date.

(iv) Each prepayment of Borrowings pursuant to this Section 3.04(c) shall be applied, first, ratably to any ABR Borrowings then outstanding, and, second, to any Eurodollar Borrowings then outstanding, and if more than one Eurodollar Borrowing is then outstanding, to each such Eurodollar Borrowing in order of priority beginning with the Eurodollar Borrowing with the least number of days remaining in the Interest Period applicable thereto and ending with the Eurodollar Borrowing with the most number of days remaining in the Interest Period applicable thereto.

(v) Each prepayment of Borrowings pursuant to this Section 3.04(c) shall be applied ratably to the Loans included in the prepaid Borrowings. Prepayments pursuant to this Section 3.04(c) shall be accompanied by accrued and unpaid interest to the extent required by Section 3.02.

(d) No Premium or Penalty. Prepayments permitted or required under this Section 3.04 shall be without premium or penalty, except as required under Section 5.02.

Section 3.05 Fees.

(a) Commitment Fees. The Borrower agrees to pay to the Administrative Agent for the account of each Lender (subject to Section 4.04(c)(i)) a commitment fee, which shall accrue at the applicable Commitment Fee Rate on the average daily amount of the unused amount of the Commitment of such Lender during the period from and including the date of this Agreement to but excluding the Termination Date. Accrued commitment fees shall be payable in arrears on the last day of March, June, September and December of each year and on the Termination Date, commencing on the first such date to occur after the date hereof. All commitment fees shall be computed on the basis of a year of 360 days, unless such computation would cause interest on the Obligations to exceed the Highest Lawful Rate, in which case such commitment fees shall be computed on the basis of a year of 365 days (or 366 days in a leap year), and shall be payable for the actual number of days elapsed (including the first day but excluding the last day).

(b) Letter of Credit Fees. The Borrower agrees to pay (i) to the Administrative Agent for the account of each Lender (subject to Section 4.04(c)(iii)) a participation fee with respect to its participations in Letters of Credit, which shall accrue at the same Applicable Margin used to determine the interest rate applicable to Eurodollar Loans on the average daily amount of such Lender’s LC Exposure (excluding any portion thereof attributable to unreimbursed LC Disbursements) during the period from and including the date of this Agreement to but excluding the later of the date on which such Lender’s Commitment terminates and the date on which such Lender ceases to have any LC Exposure, (ii) to each Issuing Bank a fronting fee, which shall accrue at the rate of 0.25% per annum on the average daily amount of such Issuing Bank’s LC Exposure (excluding any portion thereof attributable to unreimbursed LC Disbursements) during the period

CREDIT AGREEMENT

from and including the Effective Date to but excluding the later of the date of termination of the Commitments and the date on which there ceases to be any LC Exposure; provided that in no event shall such fee be less than $500 during any quarter and (iii) to each Issuing Bank, for its own account, its standard fees with respect to the issuance, amendment, renewal or extension of any Letter of Credit issued by such Issuing Bank or processing of drawings thereunder. Participation fees and fronting fees accrued through and including the last day of March, June, September and December of each year shall be payable on the third Business Day following such last day, commencing on the first such date to occur after the date of this Agreement; provided that all such fees shall be payable on the Termination Date and any such fees accruing after the Termination Date shall be payable on demand. Any other fees payable to an Issuing Bank pursuant to this Section 3.05(b) shall be payable within 10 days after demand. All participation fees and fronting fees shall be computed on the basis of a year of 360 days, unless such computation would exceed the Highest Lawful Rate, in which case such fees shall be computed on the basis of a year of 365 days (or 366 days in a leap year), and shall be payable for the actual number of days elapsed (including the first day but excluding the last day).

(c) Administrative Agent Fees. The Borrower agrees to pay to the Administrative Agent, for its own account, fees payable in the amounts and at the times set forth in the Fee Letter.

(d) Borrowing Base Increase Fees. The Borrower agrees to pay to the Administrative Agent, for the account of each Lender (other than a Defaulting Lender) then party to this Agreement, ratably in accordance with its Applicable Percentage, a Borrowing Base increase fee in an amount to be agreed by the Lenders and the Borrower on the amount of any increase of the Borrowing Base, payable on the effective date of any such increase to the Borrowing Base.

ARTICLE IV

Payments; Pro Rata Treatment; Sharing of Set-offs.

Section 4.01 Payments Generally; Pro Rata Treatment; Sharing of Set-offs.

(a) Payments by the Borrower. The Borrower shall make each payment required to be made by it hereunder (whether of principal, interest, fees or reimbursement of LC Disbursements, or of amounts payable under Section 5.01, Section 5.02, Section 5.03 or otherwise) prior to 1:00 p.m., Houston time, on the date when due, in immediately available funds, without defense, deduction, recoupment, set-off or counterclaim (except for Taxes, if any, pursuant to Section 5.03(a), provided that the Borrower has complied with all of the requirements of such Section to the extent applicable). Fees, once paid, shall be fully earned and shall not be refundable under any circumstances, absent manifest error. Any amounts received after such time on any date may, in the discretion of the Administrative Agent, be deemed to have been received on the next succeeding Business Day for purposes of calculating interest thereon. All such payments shall be made to the Administrative Agent at its offices specified in Section 12.01, except payments to be made directly to an Issuing Bank as expressly provided herein and except that payments pursuant to Section 5.01, Section 5.02, Section 5.03 and Section 12.03 shall be made directly to the Persons entitled thereto. The Administrative Agent shall distribute any such payments received by it for the account of any other Person to the appropriate recipient promptly following receipt thereof.

CREDIT AGREEMENT

If any payment hereunder shall be due on a day that is not a Business Day, the date for payment shall be extended to the next succeeding Business Day, and, in the case of any payment accruing interest, interest thereon shall be payable for the period of such extension. All payments hereunder shall be made in dollars.

(b) Application of Insufficient Payments. If at any time insufficient funds are received by and available to the Administrative Agent to pay fully all amounts of principal, unreimbursed LC Disbursements, interest and fees then due hereunder, such funds shall be applied (i) first, towards payment of interest and fees then due hereunder, ratably among the parties entitled thereto in accordance with the amounts of interest and fees then due to such parties, and (ii) second, towards payment of principal and unreimbursed LC Disbursements then due hereunder, ratably among the parties entitled thereto in accordance with the amounts of principal and unreimbursed LC Disbursements then due to such parties.

(c) Sharing of Payments by Lenders. If any Lender shall, by exercising any right of set-off or counterclaim or otherwise, obtain payment in respect of any principal of or interest on any of its Loans or participations in LC Disbursements resulting in such Lender receiving payment of a greater proportion of the aggregate amount of its Loans and participations in LC Disbursements and accrued interest thereon than the proportion received by any other Lender, then the Lender receiving such greater proportion shall take an assignment of, or purchase participations in the Loans and participations in LC Disbursements of other Lenders, in each case, for cash at face value, to the extent necessary so that the benefit of all such payments shall be shared by the Lenders ratably in accordance with the aggregate amount of principal of and accrued interest on their respective Loans and participations in LC Disbursements or make such other adjustments as shall be equitable, so that the benefit of all such payments shall be shared by the Lenders ratably in accordance with the aggregate amount of principal of and accrued but unpaid interest on their respective Loans and participations in LC Disbursements; provided that (i) if any such participations are purchased and all or any portion of the payment giving rise thereto is recovered, such participations shall be rescinded and the purchase price restored to the extent of such recovery, without interest, and (ii) the provisions of this Section 4.01(c) shall not be construed to apply to any payment made by the Borrower pursuant to and in accordance with the express terms of this Agreement or any payment obtained by a Lender as consideration for the assignment of or sale of a participation in any of its Loans or participations in LC Disbursements to any assignee or participant, other than to the Borrower or any Subsidiary or Affiliate thereof (as to which the provisions of this Section 4.01(c) shall apply). The Borrower consents to the foregoing and agrees, to the extent it may effectively do so under applicable law, that any Lender acquiring a participation pursuant to the foregoing arrangements may exercise against the Borrower rights of set-off and counterclaim with respect to such participation as fully as if such Lender were a direct creditor of the Borrower in the amount of such participation.

Section 4.02 Presumption of Payment by the Borrower. Unless the Administrative Agent shall have received notice from the Borrower prior to the date on which any payment is due to the Administrative Agent for the account of the Lenders or any Issuing Bank that the Borrower will not make such payment, the Administrative Agent may assume that the Borrower has made such payment on such date in accordance herewith and may, in reliance upon such assumption, distribute to the Lenders or such Issuing Bank, as the case may be, the amount due.

CREDIT AGREEMENT

In such event, if the Borrower has not in fact made such payment, then each of the Lenders or such Issuing Bank, as the case may be, severally agrees to repay to the Administrative Agent forthwith on demand the amount so distributed to such Lender or such Issuing Bank with interest thereon, for each day from and including the date such amount is distributed to it to but excluding the date of payment to the Administrative Agent, at the greater of the Federal Funds Effective Rate and a rate determined by the Administrative Agent in accordance with banking industry rules on interbank compensation.

Section 4.03 Certain Deductions by the Administrative Agent. If any Lender shall fail to make any payment required to be made by it pursuant to Section 2.05(b), Section 2.08(d), Section 2.08(e), Section 4.01(c), Section 4.02, Section 5.03(g) or Section 12.03(c), then the Administrative Agent may, in its sole discretion (notwithstanding any contrary provision hereof), apply any amounts thereafter received by the Administrative Agent for the account of such Lender (for the benefit of the Administrative Agent or the applicable Issuing Bank) to satisfy such Lender’s obligations under such Sections until all such unsatisfied obligations are fully paid.

Section 4.04 Payments and Deductions to a Defaulting Lender.

(a) [Reserved].

(b) If a Defaulting Lender (or a Lender who would be a Defaulting Lender but for the expiration of the relevant grace period) as a result of the exercise of a set-off shall have received a payment in respect of its Revolving Credit Exposure which results in its Revolving Credit Exposure being less than its Applicable Percentage of the aggregate Revolving Credit Exposures, then no payments will be made to such Defaulting Lender until such time as such Defaulting Lender shall have complied with Section 4.04(c) and all amounts due and owing to the Lenders have been equalized in accordance with each Lender’s respective pro rata share of the Obligations. Further, if at any time prior to the acceleration or maturity of the Loans, the Administrative Agent shall receive any payment in respect of principal of a Loan or a reimbursement of an LC Disbursement while one or more Defaulting Lenders shall be party to this Agreement, the Administrative Agent shall apply such payment first to the Borrowing(s) for which such Defaulting Lender(s) shall have failed to fund its pro rata share until such time as such Borrowing(s) are paid in full or each Lender (including each Defaulting Lender) is owed its Applicable Percentage of all Loans then outstanding. After acceleration or maturity of the Loans, subject to the first sentence of this Section 4.04(b), all principal will be paid ratably as provided in Section 10.02(c).

(c) Notwithstanding any provision of this Agreement to the contrary, if any Lender becomes a Defaulting Lender, then the following provisions shall apply for so long as such Lender is a Defaulting Lender:

(i) Fees shall cease to accrue on the unfunded portion of the Commitment of such Defaulting Lender pursuant to Section 3.05.

CREDIT AGREEMENT

(ii) The Commitments, the Maximum Credit Amount and Revolving Credit Exposure of such Defaulting Lender shall not be included in determining whether the Lenders, Super Majority Lenders, the Majority Lenders or the Required Lenders, as applicable, have taken or may take any action hereunder (including any consent to any amendment or waiver pursuant to Section 12.02); provided that any waiver, amendment or modification requiring the consent of all Lenders or each affected Lender and which affects such Defaulting Lender, shall require the consent of such Defaulting Lender; and provided further that no Defaulting Lender shall participate in any redetermination or affirmation of the Borrowing Base, but the Commitment of a Defaulting Lender may not be increased without the consent of such Defaulting Lender.

(iii) If any LC Exposure exists at the time a Lender becomes a Defaulting Lender then:

(A) all or any part of the LC Exposure of such Defaulting Lender shall be automatically reallocated among the Non-Defaulting Lenders in accordance with their respective Applicable Percentages (for the purposes of such reallocation, the Defaulting Lender’s Commitment shall be disregarded in determining the Non-Defaulting Lender’s Applicable Percentage) but only to the extent (1) the sum of all Non-Defaulting Lenders’ Revolving Credit Exposures plus such Defaulting Lender’s LC Exposure does not exceed the total of all Non-Defaulting Lenders’ Commitments and (2) the sum of each Non-Defaulting Lender’s Revolving Credit Exposure plus its reallocated share of such Defaulting Lender’s LC Exposure does not exceed such Non-Defaulting Lender’s Commitment; provided that, subject to Section 12.19, no such reallocation will constitute a waiver or release of any claim the Borrower, any other Obligor, the Administrative Agent, any Issuing Bank or any Lender may have against such Defaulting Lender or cause such Defaulting Lender to be a Non-Defaulting Lender;

(B) if the reallocation described in clause (A) above cannot, or can only partially, be effected, then the Borrower shall within one Business Day following notice by the Administrative Agent cash collateralize for the benefit of each Issuing Bank such Defaulting Lender’s LC Exposure (after giving effect to any partial reallocation pursuant to clause (A) above) in accordance with the procedures set forth in Section 2.08(e) for so long as such LC Exposure is outstanding;

(C) if the Borrower cash collateralizes any portion of such Defaulting Lender’s LC Exposure pursuant to this Section 4.04 then the Borrower shall not be required to pay any fees to such Defaulting Lender pursuant to Section 3.05(b) with respect to such Defaulting Lender’s LC Exposure during the period such Defaulting Lender’s LC Exposure is cash collateralized;

(D) if the LC Exposure of the Non-Defaulting Lenders is reallocated pursuant to this Section 4.04(c), then the fees payable to the Lenders pursuant to Section 3.05(a) and Section 3.05(b) shall be adjusted in accordance with such Non-Defaulting Lenders’ Applicable Percentages after giving effect to such reallocation; and

(E) if any Defaulting Lender’s LC Exposure is neither cash collateralized nor reallocated pursuant to this Section 4.04(c)(iii), then, without prejudice to any rights or remedies of any Issuing Bank or any Lender hereunder, all commitment fees that otherwise would have been payable to such Defaulting Lender (solely with respect to the portion of such Defaulting Lender’s Commitment that was utilized by such LC Exposure) and all letter of credit fees payable under Section 3.05(b) with respect to such Defaulting Lender’s LC Exposure shall be payable to the Issuing Banks (ratably) until such LC Exposure is cash collateralized and/or reallocated.

CREDIT AGREEMENT

(d) So long as any Lender is a Defaulting Lender, no Issuing Bank shall be required to issue, amend or increase any Letter of Credit, unless it is satisfied that the related exposure and the Defaulting Lender’s then outstanding LC Exposure will be 100% covered by the Commitments of the Non-Defaulting Lenders and/or cash collateral will be provided by the Borrower in accordance with Section 4.04(c), and participating interests in any such newly issued or increased Letter of Credit shall be allocated among Non-Defaulting Lenders in a manner consistent with Section 4.04(c)(iii)(A) (and Defaulting Lenders shall not participate therein).

(e) In the event that the Administrative Agent, the Borrower and the Issuing Banks each agrees that a Defaulting Lender has adequately remedied all matters that caused such Lender to be a Defaulting Lender and such Lender is no longer a Defaulting Lender, then the LC Exposures of the Lenders shall be readjusted to reflect the inclusion of such Lender’s Commitment and on such date, if necessary, such Lender shall purchase at par such of the Loans and/or participations in Letters of Credit of the other Lenders as the Administrative Agent shall determine may be necessary in order for such Lender to hold such Loans and/or participations in Letters of Credit in accordance with its Applicable Percentage.

ARTICLE V

Increased Costs; Break Funding Payments; Taxes; Illegality

Section 5.01 Increased Costs.

(a) Eurodollar Changes in Law. If any Change in Law shall:

(i) impose, modify or deem applicable any reserve (including marginal, special, emergency or supplemental reserves), special deposit, compulsory loan, insurance charge, or similar requirement against assets of, deposits with or for the account of, or credit extended by, any Lender (except any such reserve requirement reflected in the Adjusted LIBO Rate); or

(ii) subject the Administrative Agent or any Lender to any Taxes (other than (A) Indemnified Taxes, (B) Taxes described in clauses (b) through (d) of the definition of Excluded Taxes, and (C) Connection Income Taxes) on its Loans, Loan principal, Letters of Credit, Commitments, or other obligations, or its deposits, reserves, other liabilities or capital attributable thereto; or

(iii) impose on any Lender or the London interbank market any other condition, cost or expense (other than Taxes) affecting this Agreement or Eurodollar Loans made by such Lender;

and the result of any of the foregoing shall be to increase the cost to such Lender of making, converting to, continuing or maintaining any Eurodollar Loan (or of maintaining its obligation to make any such Loan) or to reduce the amount of any sum received or receivable by such Lender (whether of principal, interest or otherwise), then, pursuant to Section 5.01(c), upon the written request of such Lender, the Borrower will pay to such Lender such additional amount or amounts as will compensate such Lender for such additional costs incurred or reduction suffered.

CREDIT AGREEMENT

(b) Capital Requirements. If any Lender or any Issuing Bank determines that any Change in Law regarding capital or liquidity requirements has or would have the effect of reducing the rate of return on such Lender’s or such Issuing Bank’s capital or liquidity or on the capital or liquidity of such Lender’s or such Issuing Bank’s holding company, if any, as a consequence of this Agreement or the Loans made by, or participations in Letters of Credit held by, such Lender, or the Letters of Credit issued by such Issuing Bank, to a level below that which such Lender or such Issuing Bank or such Lender’s or such Issuing Bank’s holding company could have achieved but for such Change in Law (taking into consideration such Lender’s or such Issuing Bank’s policies and the policies of such Lender’s or such Issuing Bank’s holding company with respect to capital adequacy and liquidity), then from time to time the Borrower will pay to such Lender or such Issuing Bank, as the case may be, such additional amount or amounts as will compensate such Lender or such Issuing Bank or such Lender’s or such Issuing Bank’s holding company for any such reduction suffered.

(c) Certificates. A certificate of a Lender or any Issuing Bank setting forth in reasonable detail the basis of its request and the amount or amounts necessary to compensate such Lender or such Issuing Bank or its holding company, as the case may be, as specified in Section 5.01(a) or (b) shall be delivered to the Borrower and shall be conclusive absent manifest error. The Borrower shall pay such Lender or such Issuing Bank, as the case may be, the amount shown as due on any such certificate within 30 days after receipt thereof.

(d) Effect of Failure or Delay in Requesting Compensation. Failure or delay on the part of any Lender or any Issuing Bank to demand compensation pursuant to this Section 5.01 shall not constitute a waiver of such Lender’s or such Issuing Bank’s right to demand such compensation; provided that the Borrower shall not be required to compensate a Lender or any Issuing Bank pursuant to this Section 5.01 for any increased costs or reductions incurred more than 270 days prior to the date that such Lender or such Issuing Bank, as the case may be, notifies the Borrower of the Change in Law giving rise to such increased costs or reductions and of such Lender’s or such Issuing Bank’s intention to claim compensation therefor; provided further that, if the Change in Law giving rise to such increased costs or reductions is retroactive, then the 270-day period referred to above shall be extended to include the period of retroactive effect thereof. No Lender or Issuing Bank may make any demand pursuant to this Section 5.01 more than 270 days after the Termination Date.

Section 5.02 Break Funding Payments. In the event of (a) the payment of any principal of any Eurodollar Loan other than on the last day of an Interest Period applicable thereto (including as a result of an Event of Default), (b) the assignment of any Eurodollar Loan other than on the last day of the Interest Period applicable thereto as the result of the request by the Borrower pursuant to Section 5.04, (c) the conversion of any Eurodollar Loan into an ABR Loan other than on the last day of the Interest Period applicable thereto, or (d) the failure to borrow, convert, continue or prepay any Eurodollar Loan on the date specified in any notice delivered pursuant hereto, then, in any such event, the Borrower shall compensate each Lender for the loss, cost and expense attributable to such event. In the case of a Eurodollar Loan, such loss, cost or expense to any Lender shall be deemed to include an amount determined by such Lender to be the excess, if

CREDIT AGREEMENT

any, of (i) the amount of interest which would have accrued on the principal amount of such Loan had such event not occurred, at the Adjusted LIBO Rate that would have been applicable to such Loan, for the period from the date of such event to the last day of the then current Interest Period therefor (or, in the case of a failure to borrow, convert or continue, for the period that would have been the Interest Period for such Loan), over (ii) the amount of interest which would accrue on such principal amount for such period at the interest rate which such Lender would bid were it to bid, at the commencement of such period, for dollar deposits of a comparable amount and period from other banks in the eurodollar market.

A certificate of any Lender setting forth any amount or amounts that such Lender is entitled to receive pursuant to this Section 5.02 and reasonably detailed calculations therefor, upon request of the Borrower, shall be delivered to the Borrower and shall be conclusive absent manifest error. The Borrower shall pay such Lender the amount shown as due on any such certificate within 10 days after receipt thereof.

Section 5.03 Taxes.

(a) Payments Free of Taxes. Any and all payments by or on account of any obligation of the Borrower or any Guarantor under any Loan Document shall be made free and clear of and without deduction for any Taxes; except as required by applicable law. If Withholding Agent shall be required by applicable law to deduct any Taxes from such payments, as determined in good faith by the applicable Withholding Agent, then (i) in the case of Indemnified Taxes, the sum payable shall be increased as necessary so that after making all required deductions of Indemnified Taxes (including deductions applicable to additional sums payable under this Section 5.03(a)), the applicable Recipient receives an amount equal to the sum it would have received had no such deductions for Indemnified Taxes been made, (ii) the applicable Withholding Agent shall make all deductions required by applicable law and (iii) the applicable Withholding Agent shall timely pay the full amount deducted to the relevant Governmental Authority in accordance with applicable law.

(b) Payment of Other Taxes by the Borrower. The Borrower shall timely pay any Other Taxes to the relevant Governmental Authority in accordance with applicable law, or at the option of the Administrative Agent timely reimburse it for the payment of such Other Taxes.

(c) Indemnification by the Borrower. The Borrower shall indemnify each Recipient, within 10 days after written demand therefor, for the full amount of any Indemnified Taxes paid by such Recipient on or with respect to any payment by or on account of any obligation of the Borrower hereunder (including Indemnified Taxes imposed or asserted on or attributable to amounts payable under this Section 5.03) and any penalties, interest and reasonable expenses arising therefrom or with respect thereto, whether or not such Indemnified Taxes were correctly or legally imposed or asserted by the relevant Governmental Authority. A certificate of the Administrative Agent, a Lender or an Issuing Bank as to the amount of such payment or liability under this Section 5.03 shall be delivered to the Borrower and shall be conclusive absent manifest error.

CREDIT AGREEMENT

(d) Evidence of Payments. As soon as practicable after any payment of Indemnified Taxes by the Borrower or a Guarantor to a Governmental Authority, the Borrower shall deliver to the Administrative Agent the original or a certified copy of a receipt issued by such Governmental Authority evidencing such payment, a copy of the return reporting such payment or other evidence of such payment reasonably satisfactory to the Administrative Agent.

(e) Status of Lenders.

(i) Any Lender that is entitled to an exemption from or reduction of withholding tax with respect to payments under this Agreement or any other Loan Document shall deliver to the Borrower (with a copy to the Administrative Agent), at the time or times reasonably requested by the Borrower or the Administrative Agent, such properly completed and executed documentation reasonably requested by the Borrower or the Administrative Agent as will permit such payments to be made without withholding or at a reduced rate. In addition, any Lender, if requested by the Borrower or the Administrative Agent, shall deliver such other documentation prescribed by applicable law or reasonably requested by the Borrower or the Administrative Agent as will enable the Borrower or the Administrative Agent to determine whether or not such Lender is subject to backup withholding or information reporting requirements. Notwithstanding anything to the contrary in the preceding two sentences, the completion, execution and submission of such documentation (other than such documentation set forth in Section 5.03(e)(ii)(A), (ii)(B) and (ii)(D) below) shall not be required if in the Lender’s reasonable judgment such completion, execution or submission would subject such Lender to any material unreimbursed cost or expense or would materially prejudice the legal or commercial position of such Lender.

(ii) Without limiting the generality of the foregoing,

(A) any Lender that is a U.S. Person shall deliver to the Borrower and the Administrative Agent on or prior to the date on which such Lender becomes a Lender under this Agreement (and from time to time thereafter upon the reasonable request of the Borrower or the Administrative Agent), executed IRS Form W-9 (or any successor form) certifying that such Lender is exempt from U.S. federal backup withholding tax;

(B) any Foreign Lender shall, to the extent it is legally entitled to do so, deliver to the Borrower and the Administrative Agent (in such number of copies as shall be requested by the recipient) on or prior to the date on which such Foreign Lender becomes a Lender under this Agreement (and from time to time thereafter upon the reasonable request of the Borrower or the Administrative Agent), whichever of the following is applicable:

(1) in the case of a Foreign Lender claiming the benefits of an income tax treaty to which the United States is a party (x) with respect to payments of interest under any Loan Document, executed IRS Form W-8BEN (or any successor form) or IRS Form W-8BEN-E (or any successor form), as applicable, establishing an exemption from, or reduction of, U.S. federal withholding Tax pursuant to the “interest” article of such tax treaty and (y) with respect to any other applicable payments under any Loan Document, IRS Form W-8BEN (or any successor form) or IRS Form W-8BEN-E (or any successor form), as applicable, establishing an exemption from, or reduction of, U.S. federal withholding Tax pursuant to the “business profits” or “other income” article of such tax treaty;

CREDIT AGREEMENT

(2) executed IRS Form W-8ECI (or any successor form);

(3) in the case of a Foreign Lender claiming the benefits of the exemption for portfolio interest under Section 881(c) of the Code, (x) a certificate substantially in the form of Exhibit I-1 to the effect that such Foreign Lender is not a “bank” within the meaning of Section 881(c)(3)(A) of the Code, a “10-percent shareholder” of the Borrower within the meaning of Section 881(c)(3)(B) of the Code, or a “controlled foreign corporation” described in Section 881(c)(3)(C) of the Code (a “U.S. Tax Compliance Certificate”) and (y) executed originals of IRS Form W-8BEN(or any successor form) or IRS Form W-8BEN-E(or any successor form), as applicable; or

(4) to the extent a Foreign Lender is not the beneficial owner, executed IRS Form W-8IMY (or any successor form), accompanied by IRS Form W-8ECI(or any successor form), IRS Form W-8BEN(or any successor form) or IRS Form W-8BEN-E(or any successor form), as applicable, a U.S. Tax Compliance Certificate substantially in the form of Exhibit I-2 or Exhibit I-3, IRS Form W-9 (or any successor form), and/or other certification documents from each beneficial owner, as applicable; provided that if the Foreign Lender is a partnership and one or more direct or indirect partners of such Foreign Lender are claiming the portfolio interest exemption, such Foreign Lender may provide a U.S. Tax Compliance Certificate substantially in the form of Exhibit I-4 on behalf of each such direct and indirect partner;

(C) any Foreign Lender shall, to the extent it is legally entitled to do so, deliver to the Borrower and the Administrative Agent (in such number of copies as shall be requested by the recipient) on or prior to the date on which such Foreign Lender becomes a Lender under this Agreement (and from time to time thereafter upon the reasonable request of the Borrower or the Administrative Agent), executed originals of any other form prescribed by applicable law as a basis for claiming exemption from or a reduction in U.S. federal withholding Tax, duly completed, together with such supplementary documentation as may be prescribed by applicable law to permit the Borrower or the Administrative Agent to determine the withholding or deduction required to be made; and

(D) if a payment made to a Lender under any Loan Document would be subject to U.S. federal withholding Tax imposed by FATCA if such Lender were to fail to comply with the applicable reporting requirements of FATCA (including those contained in Section 1471(b) or 1472(b) of the Code, as applicable), such Lender shall deliver to the Borrower and the Administrative Agent, at the time or times prescribed by law and at such time or times reasonably requested by the Borrower or the Administrative Agent, such documentation

CREDIT AGREEMENT

prescribed by applicable law (including as prescribed by Section 1471(b)(3)(C)(i) of the Code) and such additional documentation and information reasonably requested by the Borrower or the Administrative Agent as may be necessary for the Borrower and the Administrative Agent to comply with their obligations under FATCA and to determine that such Lender has complied with such Lender’s obligations under FATCA or to determine the amount to deduct and withhold from such payment. Solely for purposes of this clause (D), “FATCA” shall include any amendments made to FATCA after the date of this Agreement.

(iii) Each Lender agrees that if any form or certification it previously delivered expires or becomes obsolete or inaccurate in any respect, it shall update such form or certification or promptly notify the Borrower and the Administrative Agent in writing of its legal inability to do so.

(iv) On or before the date that Royal Bank of Canada (and any successor or replacement Administrative Agent) becomes the Administrative Agent hereunder, it shall deliver to the Borrower two duly executed originals of either (i) IRS Form W-9 (or any successor form) or (ii) a U.S. branch withholding certificate on IRS Form W-8IMY (or any successor form) evidencing its agreement with the Borrower to be treated as a U.S. Person, with the effect that, in any case, the Borrower will be entitled to make payments hereunder to the Administrative Agent without withholding or deduction on account of U.S. federal withholding Tax.

(f) Treatment of Certain Refunds. If any party determines in its sole discretion exercised in good faith, that it has received a refund of any Taxes as to which it has been indemnified pursuant to this Section 5.03 (including by the payment of additional amounts pursuant to this Section 5.03), it shall pay to the indemnifying party an amount equal to such refund (but only to the extent of indemnity payments made under this Section 5.03 with respect to the Taxes giving rise to such refund), net of all out-of-pocket expenses (including Taxes) of such indemnified party and without interest (other than any interest paid by the relevant Governmental Authority with respect to such refund). Such indemnifying party, upon the request of such indemnified party, shall repay to such indemnified party the amount paid over pursuant to this paragraph (f) (plus any penalties, interest or other charges imposed by the relevant Governmental Authority) in the event that such indemnified party is required to repay such refund to such Governmental Authority. Notwithstanding anything to the contrary in this paragraph (f), in no event will the indemnified party be required to pay any amount to an indemnifying party pursuant to this paragraph (f) the payment of which would place the indemnified party in a less favorable net after-Tax position than the indemnified party would have been in if the Tax subject to indemnification and giving rise to such refund had not been deducted, withheld or otherwise imposed and the indemnification payments or additional amounts with respect to such Tax had never been paid. This paragraph shall not be construed to require any indemnified party to make available its Tax returns (or any other information relating to its Taxes that it deems confidential) to the indemnifying party or any other Person.

(g) Indemnification by the Lenders. Each Lender shall severally indemnify the Administrative Agent, within 10 days after demand therefor, for (i) any Indemnified Taxes attributable to such Lender (but only to the extent that the Borrower has not already indemnified the Administrative Agent for such Indemnified Taxes and without limiting the obligation of the

CREDIT AGREEMENT

Borrower to do so), (ii) any Taxes attributable to such Lender’s failure to comply with the provisions of Section 12.04(c) relating to the maintenance of a Participant Register, and (ii) any Excluded Taxes attributable to such Lender, in each case, that are payable or paid by the Administrative Agent in connection with any Loan Document, and any reasonable expenses arising therefrom or with respect thereto, whether or not such Taxes were correctly or legally imposed or asserted by the relevant Governmental Authority. A certificate as to the amount of such payment or liability delivered to any Lender by the Administrative Agent shall be conclusive absent manifest error. Each Lender hereby authorizes the Administrative Agent to set off and apply any and all amounts at any time owing to such Lender under any Loan Document or otherwise payable by the Administrative Agent to the Lender from any other source against any amount due to the Administrative Agent under this Section 5.03(g).

(h) Defined Terms. For Purposes of this Section 5.03, the term “Lender” includes any Issuing Bank and the term “applicable law” includes FATCA.

Section 5.04 Designation of Different Lending Office; Replacement of Lenders.

(a) Designation of Different Lending Office. If (i) any Lender requests compensation under Section 5.01, or (ii) the Borrower is required to pay any additional amount to any Lender or any Governmental Authority for the account of any Lender pursuant to Section 5.03, then such Lender shall use reasonable efforts to designate a different lending office for funding or booking its Loans hereunder or to assign its rights and obligations hereunder to another of its offices, branches or affiliates, if, in the judgment of such Lender, such designation or assignment (A) would eliminate or reduce amounts payable pursuant to Section 5.01 or Section 5.03, as the case may be, in the future and (B) would not subject such Lender to any unreimbursed cost or expense and would not otherwise be disadvantageous to such Lender. The Borrower hereby agrees to pay all reasonable costs and expenses incurred by any Lender in connection with any such designation or assignment.

(b) Replacement of Lenders. If (i) any Lender requests compensation under Section 5.01, (ii) the Borrower is required to pay any additional amount to any Lender or any Governmental Authority for the account of any Lender pursuant to Section 5.03, (iii) any Lender asserts an illegality under Section 5.05, (iv) any Lender becomes a Defaulting Lender, (v) any Lender is a Non-Consenting Lender, or (vi) any Lender does not approve a Proposed Borrowing Base that would increase or reaffirm the Borrowing Base then in effect pursuant to Section 2.07(c)(iii) when the Super Majority Lenders have approved such Proposed Borrowing Base pursuant to Section 2.07(c)(iii), then in any such case, the Borrower may, at its sole expense and effort, upon notice to such Lender and the Administrative Agent, require such Lender to assign and delegate, without recourse (in accordance with and subject to the restrictions contained in Section 12.04), all its interests, rights and obligations under this Agreement to an assignee or assignees that shall assume such obligations (which assignee may be another Lender, if such Lender accepts such assignment); provided that (A) the Borrower shall have received the prior written consent of the Administrative Agent, which consent shall not unreasonably be withheld, (B) such Lender shall have received payment of an amount equal to the outstanding principal of its Loans and participations in LC Disbursements, accrued interest thereon, accrued fees and all other amounts payable to it hereunder, from the assignee (to the extent of such outstanding principal and accrued interest and fees) or the Borrower (in the case of all other amounts), (C) in

CREDIT AGREEMENT

the case of any such assignment resulting from a claim for compensation under Section 5.01, for payments required to be made pursuant to Section 5.03 or an illegality under Section 5.05, such assignment will result in a reduction in such compensation or payments or avoid the illegality, (D) such assignment does not conflict with applicable law, (E) in the case of any assignment resulting from a Lender becoming a Non-Consenting Lender, the applicable assignee shall have consented to the applicable amendment, waiver or consent, and (F) in the case of any assignment resulting from a Lender not approving an increase to or reaffirmation of the Borrowing Base as contemplated by clause (vi) above, the applicable assignee shall have consented to the increase or reaffirmation of the Borrowing Base. Notwithstanding the foregoing, a Lender shall not be required to make any such assignment and delegation if, prior thereto, as a result of a waiver by such Lender or otherwise, the circumstances entitling the Borrower to require such assignment and delegation cease to apply. Each Lender hereby agrees to make such assignment and delegations required under this Section 5.04(b). Notwithstanding the foregoing, a Lender shall not be required to make any such assignment and delegation if such Lender (or its Affiliate) is a Secured Swap Party or a Secured Cash Management Provider with any outstanding Secured Swap Obligations or Secured Cash Management Obligations, respectively, unless on or prior thereto, all such Secured Swap Agreements or Secured Cash Management Agreements have been terminated or novated to another Person and such Lender (or its Affiliate) shall have received payment of all amounts, if any, payable to it in connection with such termination or novation (or, in each case, other arrangements satisfactory to such Secured Swap Party or Secured Cash Management Provider, as applicable, shall have been made with respect to such outstanding Secured Swap Obligations or Secured Cash Management Obligations).

Section 5.05 Illegality. Notwithstanding any other provision of this Agreement, in the event that it becomes unlawful for any Lender or its applicable lending office to honor its obligation to make or maintain Eurodollar Loans either generally or having a particular Interest Period hereunder, then (a) such Lender shall promptly notify the Borrower and the Administrative Agent thereof and such Lender’s obligation to make such Eurodollar Loans shall be suspended (the “Affected Loans”) until such time as such Lender may again make and maintain such Eurodollar Loans and (b) all Affected Loans which would otherwise be made by such Lender shall be made instead as ABR Loans (and, if such Lender so requests by notice to the Borrower and the Administrative Agent, all Affected Loans of such Lender then outstanding shall be automatically converted into ABR Loans either on the last day of the Interest Period therefor, if such Lender may lawfully continue to maintain such Eurodollar Loans to such day, or immediately, if such Lender may not lawfully continue to maintain such Eurodollar Loans) and, to the extent that Affected Loans are so made as (or converted into) ABR Loans, all payments of principal which would otherwise be applied to such Lender’s Affected Loans shall be applied instead to its ABR Loans.

CREDIT AGREEMENT

ARTICLE VI

Conditions Precedent

Section 6.01 Effective Date. The obligations of the Lenders to make Loans and of any Issuing Bank to issue Letters of Credit hereunder shall not become effective until the date on which each of the following conditions is satisfied (or waived in accordance with Section 12.02):

(a) The Administrative Agent shall have received satisfactory title information setting forth the status of title to at least 25% of the total value of the Borrowing Base Properties evaluated in the Initial Reserve Report.

(b) The Arrangers, the Administrative Agent and the Lenders shall have received all upfront, arrangement and agency fees and, to the extent invoiced at least two Business Days prior to the Effective Date, other fees and amounts due and payable on or prior to the Effective Date, including, to the extent invoiced at least two Business Days prior to the Effective Date, reimbursement or payment of all out-of-pocket expenses required to be reimbursed or paid by the Borrower hereunder (including, without limitation, the reasonable fees and expenses of Paul Hastings LLP, counsel to the Administrative Agent).

(c) The Borrower shall have deposited an amount to be agreed with Paul Hastings LLP, counsel to the Administrative Agent, to be held and applied toward payment of costs and expenses for recordation of the Security Instruments, as provided pursuant to Section 12.03(a). If such deposit exceeds the amount of such costs and expenses, the excess shall be returned to the Borrower. If such deposit is less than such costs and expenses, the deficit shall be paid by Borrower pursuant to Section 12.03(a).

(d) The Administrative Agent shall have received a certificate of the Secretary or a Responsible Officer of the Borrower and of each Guarantor setting forth (i) resolutions of the managers, board of directors or other managing body with respect to the authorization of the Borrower or such Guarantor to execute and deliver the Loan Documents to which it is a party and to enter into the Transactions, (ii) the individuals (A) who are authorized to sign the Loan Documents to which the Borrower or such Guarantor is a party and (B) who will, until replaced by another individual duly authorized for that purpose, act as its representative for the purposes of signing documents and giving notices and other communications in connection with this Agreement and the other Loan Documents to which it is a party, (iii) specimen signatures of such authorized individuals, and (iv) for the Borrower and each Guarantor, the articles or certificate of incorporation or formation (certified by the Secretary of State of the jurisdiction of organization) and the bylaws, operating agreement, partnership agreement or other Organizational Document, as applicable, in each case, certified as being true and complete. The Administrative Agent and the Lenders may conclusively rely on such certificate until the Administrative Agent receives notice in writing from the Borrower to the contrary.

(e) The Administrative Agent shall have received a certificate of the chief executive officer or chief financial officer of the Borrower and each of the other Obligors certifying that on the Effective Date (i) all representations and warranties of the Borrower and each such other Obligor in the Loan Documents are true and correct in all material respects, except those representations and warranties which include a materiality qualifier, which shall be true and correct as so qualified, (ii) no Default or Event of Default has occurred or is continuing or will result from the making of the Loans or the Transactions contemplated by the Loan Documents and (iii) the Obligors and the Restricted Subsidiaries have received all consents and approvals required by Section 7.03.

CREDIT AGREEMENT

(f) The Administrative Agent shall have received a Solvency Certificate from the chief financial officer of the Borrower certifying that (i) the Borrower and (ii) the Borrower and the other Obligors taken as a whole, are Solvent.

(g) The Administrative Agent shall have received certificates with respect to the existence, qualification and good standing or other comparable status of the Borrower and each of the other Obligors from the appropriate State agency of such Obligor’s jurisdiction of organization and such other jurisdictions as may be reasonably requested by the Administrative Agent.

(h) The Administrative Agent shall have received from each party hereto counterparts (in such number as may be requested by the Administrative Agent) of this Agreement signed on behalf of such party.

(i) To the extent requested by a Lender, the Administrative Agent shall have received duly executed Notes payable to such Lender in a principal amount equal to its Maximum Credit Amount, dated as of the date hereof.

(j) The Administrative Agent shall have received from each party thereto duly executed counterparts (in such number as may be requested by the Administrative Agent) of the Guarantee and Collateral Agreement and the other Security Instruments (other than those listed on Schedule 6.03, if any) deemed necessary or advisable by the Administrative Agent. In connection with the execution and delivery of the Security Instruments, the Administrative Agent shall:

(i) be reasonably satisfied that the Security Instruments will create first priority, perfected Liens (subject only to Excepted Liens) on at least 85% of the total value of the Borrowing Base Properties evaluated in the Initial Reserve Report;

(ii) have received certificates, together with undated, blank stock powers for any such certificate, representing all of the issued and outstanding Equity Interests of the Obligors and their respective direct Subsidiaries, in each case, owned by the Obligors and to the extent such Equity Interests are certificated; and

(iii) have received from each party thereto duly executed counterparts of an Account Control Agreement for each Deposit Account and Securities Account listed on Schedule 7.25 other than any Excluded Account.

(k) The Administrative Agent shall have received UCC financing statements for the Borrower and each Guarantor to be filed in each such Person’s state of incorporation or formation, or principal place of business, as applicable.

(l) On the Effective Date, 100% of the Commitments shall be unused (other than utilization of the Commitments for (i) Letters of Credit issued on the Effective Date, if any, (ii) Borrowings in an amount necessary to pay fees and expenses incurred hereunder and (iii) Borrowings in an amount necessary to pay fees and expenses in connection with refinancing the Existing Credit Agreement).

CREDIT AGREEMENT

(m) The Administrative Agent shall have received an opinion of (x) Baker Botts L.L.P., counsel to the Borrower, in form and substance reasonably satisfactory to the Administrative Agent, as to such customary matters regarding this Agreement, the Security Instruments and the other Loan Documents and the Transactions as the Administrative Agent or its counsel may reasonably request and (y) local counsel reasonably acceptable to the Administrative Agent and its counsel with respect to mortgages and other recorded instruments to perfect interests in real property.

(n) The Administrative Agent shall have received an ACORD evidence of insurance certificate evidencing coverage of the Obligors and their respective Subsidiaries evidencing that the Borrower is carrying insurance in accordance with Section 8.06 and naming the Administrative Agent in such capacity for the Lenders as loss payee on all property insurance policies and naming the Administrative Agent and the Lenders as additional insureds on all liability policies.

(o) The Administrative Agent shall be satisfied that there has been no material change (as reasonably determined by the Administrative Agent) to the notional volumes, tenors, pricing and other terms of the Obligors’ and the Restricted Subsidiaries’ commodity and interest rate hedging transactions, as specified in the disclosure prepared by the Borrower and posted to the Lenders via IntraLinks on July 26, 2017.

(p) The Administrative Agent shall have received (i) the Financial Statements referred to in Section 7.04(a) and (ii) the Initial Reserve Report accompanied by a certificate covering the matters described in Section 8.11(c).

(q) The Administrative Agent shall have received appropriate UCC and other Lien and judgment search certificates from the jurisdiction of organization reflecting no prior Liens encumbering the Properties of such Obligor other than those being assigned or released on or prior to the Effective Date or Liens permitted by Section 9.03.

(r) The Administrative Agent shall have received evidence satisfactory to it that (i) all loans and other amounts owing under the Existing Credit Agreement have been (or contemporaneously herewith are being) repaid in full and all commitments thereunder have been terminated or cancelled and (ii) all Liens on (A) the personal Property of the Obligors and the Subsidiaries and (B) all Oil and Gas Properties of the Obligors in each county for which a Security Instrument is executed on the Effective Date, associated with the Existing Credit Agreement, except for any Liens associated with the Wells Fargo Escrow Account, have been released or terminated, subject only to the filing of applicable terminations, releases or assignments.

(s) The Administrative Agent and the Lenders shall have received, and be reasonably satisfied in form and substance with, all documentation and other information required by bank regulatory authorities under applicable “know-your-customer” and anti-money laundering rules and regulations, including but not restricted to the Patriot Act.

(t) The Administrative Agent shall have received such other documents as the Administrative Agent or counsel to the Administrative Agent may reasonably request.

CREDIT AGREEMENT

The Administrative Agent shall notify the Borrower and the Lenders of the Effective Date, and such notice shall be conclusive and binding. Notwithstanding the foregoing, the obligations of the Lenders to make Loans and of each Issuing Bank to issue Letters of Credit hereunder shall not become effective unless each of the foregoing conditions is satisfied (or waived pursuant to Section 12.02) at or prior to 2:00 p.m., Houston time, on August 7, 2017 (and, in the event such conditions are not so satisfied or waived, the Commitments shall terminate at such time). For purposes of determining compliance with the conditions specified in this Section 6.01, each Lender that has signed this Agreement shall be deemed to have consented to, approved or accepted or to be satisfied with, each document or other matter required thereunder to be consented to or approved by or acceptable or satisfactory to a Lender unless the Administrative Agent shall have received written notice from such Lender prior to the proposed Effective Date specifying its objection thereto.

Section 6.02 Each Credit Event. The obligation of each Lender to make a Loan on the occasion of any Borrowing (including the initial funding), and of each Issuing Bank to issue, amend, renew or extend any Letter of Credit, is subject to the satisfaction of the following conditions:

(a) At the time of and immediately after giving effect to such Borrowing or the issuance, amendment, renewal or extension of such Letter of Credit, as applicable, no Default or Event of Default shall have occurred and be continuing.

(b) At the time of and immediately after giving effect to such Borrowing or the issuance, amendment, renewal or extension of such Letter of Credit, as applicable, no Material Adverse Effect shall have occurred since Effective Date.

(c) Each of the representations and warranties of the Borrower and the Guarantors, set forth in this Agreement and in the other Loan Documents shall be true and correct in all material respects (except for those which have a materiality qualifier, which shall be true and correct in all respects as so qualified) on and as of the date of such Borrowing or the date of issuance, amendment, renewal or extension of such Letter of Credit, as applicable, except to the extent any such representations and warranties are expressly limited to an earlier date, in which case, on and as of the date of such Borrowing or the date of issuance, amendment, renewal or extension of such Letter of Credit, as applicable, such representations and warranties shall continue to be true and correct in all material respects (except for those which have a materiality qualifier, which shall be true and correct in all respects as so qualified) as of such specified earlier date.

(d) After giving pro forma effect to such Borrowing and the anticipated use of proceeds thereof within three Business Days, the Consolidated Cash Balance as of such time shall not exceed $70,000,000.

(e) The receipt by the Administrative Agent of a Borrowing Request in accordance with Section 2.03 or a request for a Letter of Credit in accordance with Section 2.08(b), as applicable.

CREDIT AGREEMENT

Each request for a Borrowing and each request for the issuance, amendment, renewal or extension of any Letter of Credit shall be deemed to constitute a representation and warranty by the Borrower on the date thereof as to the matters specified in Section 6.02(a) through (d).

Section 6.03 Post-Closing Obligations.

(a) Within the time periods specified on Schedule 6.03 (as each may be extended in writing by the Administrative Agent in its sole discretion), each Obligor shall, and shall cause each Restricted Subsidiary to, provide the documentation, and complete the undertakings, as are set forth on Schedule 6.03. All conditions precedent, covenants and representations and warranties contained in this Agreement and the other Loan Documents shall be deemed modified to the extent necessary to effect the foregoing (and to permit the taking of the actions described above and on Schedule 6.03 within the time periods required by this Section 6.03, rather than as elsewhere provided in the Loan Documents); provided that (x) to the extent any representation and warranty would not be true, or any provision of any covenant breached, because the foregoing actions were not taken on the Effective Date, the respective representation and warranty shall be required to be true and correct in all material respects, and the covenant complied with, at the time the respective action is taken (or was required to be taken) in accordance with the foregoing provisions of this Section 6.03 and (y) all representations and warranties and covenants relating to the Loan Documents shall be required to be true or, in the case of any covenant, complied with, immediately after the actions required to be taken by this Section 6.03 have been taken (or were required to be taken).

(b) Notwithstanding anything to the contrary in this Agreement, to the extent that the Initial Post-Closing Title Requirement is not satisfied on or before the date that is 30 days after the Effective Date (the “Availability Limit Date”), then until the date on which the Initial Post-Closing Title Requirement is satisfied, the Obligors shall maintain unused total Commitments in an amount equal to or greater than $250,000,000. For the avoidance of doubt and notwithstanding anything to the contrary in this Agreement, from and after the Availability Limit Date until the date on which the Initial Post-Closing Title Requirement is satisfied, the Obligors hereby agree that the Administrative Agent, the Issuing Bank and the Lenders shall have no obligation to make Loans or to issue, amend, renew or extend any Letter of Credit if after giving effect thereto, the total Revolving Credit Exposures would exceed $250,000,000 (and the Borrower hereby agrees it shall not request any Loan or the issuance, amendment, renewal or extension of any Letter of Credit if giving effect thereto, the total Revolving Credit Exposures would exceed $250,000,000). The Obligors hereby agree that this Section 6.03(b) shall be disregarded for the purposes of calculating any fees pursuant to Section 3.05.

ARTICLE VII

Representations and Warranties

The Obligors jointly and severally represent and warrant to the Lenders that:

Section 7.01 Organization; Powers . Each of the Obligors and the Restricted Subsidiaries is duly organized, validly existing and in good standing under the laws of the jurisdiction of its organization, has all requisite power and authority, and has all material governmental licenses, authorizations, consents and approvals necessary, to own its assets and to

CREDIT AGREEMENT

carry on its business as now conducted, and is qualified to do business in, and is in good standing in, every jurisdiction where such qualification is required, except where failure to have such power, authority, licenses, authorizations, consents, approvals and qualifications could not reasonably be expected to have a Material Adverse Effect.

Section 7.02 Authority; Enforceability. The Transactions are within the Borrower’s and each Guarantor’s corporate, partnership limited liability company powers and have been duly authorized by all necessary corporate, limited liability company or partnership and, if required, shareholder action (including, without limitation, any action required to be taken by any class of directors of the Borrower or any other Person, whether interested or disinterested, in order to ensure the due authorization of the Transactions). Each Loan Document to which the Borrower or any Guarantor is a party has been duly executed and delivered by the Borrower or such Guarantor, as applicable, and constitutes a legal, valid and binding obligation of the Borrower or such Guarantor, as applicable, enforceable in accordance with its terms, subject to applicable bankruptcy, insolvency, reorganization, moratorium or other laws affecting creditors’ rights generally and subject to general principles of equity, regardless of whether considered in a proceeding in equity or at law.

Section 7.03 Approvals; No Conflicts. The Transactions (a) do not require any consent or approval of, registration or filing with, or any other action by, any Governmental Authority or any other third Person (including the shareholders or any class of directors of the Borrower or any other Person, whether interested or disinterested), nor is any such consent, approval, registration, filing or other action necessary for the validity or enforceability of any Loan Document or the consummation of the Transactions, except (i) such as have been obtained or made and are in full force and effect, (ii) the filings and recordings necessary to perfect the Liens created hereby and by the Security Instruments, (iii) those third party approvals or consents which, if not made or obtained, would not cause a Default hereunder or could not reasonably be expected to have a Material Adverse Effect and (iv) the filing of any required documents with the SEC, (b) will not violate any applicable law or regulation or the charter, by-laws or other Organizational Documents of the Obligors or any Restricted Subsidiary or any order of any Governmental Authority (except, with respect to applicable law or regulations, for such violations that would not reasonably be expected to have a Material Adverse Effect), (c) will not violate or result in a default under any indenture, agreement or other instrument evidencing or governing Material Debt binding upon the Obligors, the Restricted Subsidiaries or their respective Properties, or give rise to a right thereunder to require any payment to be made by the Obligors or any Restricted Subsidiary and (d) will not result in the creation or imposition of any Lien on any Property of the Obligors or any Restricted Subsidiary (other than the Liens created by the Loan Documents).

Section 7.04 Financial Position; No Material Adverse Effect.

(a) Old Holdings has heretofore furnished to the Lenders the consolidated balance sheet and statements of income, shareholders’ equity and cash flows for Old Holdings and its Consolidated Subsidiaries (i) as of and for the fiscal year ended December 31, 2016, reported on by KPMG LLP, independent public accounts (it being understood that such financial statements are in respect of LINN Energy, LLC and its consolidated subsidiaries as of such date) and (ii) as of and for the fiscal quarter and the portion of the fiscal year ended March 31, 2017, certified by its chief financial officer. Such financial statements present fairly, in all material respects, the

CREDIT AGREEMENT

financial position and results of operations and cash flows of Old Holdings and its Consolidated Subsidiaries as of such dates and for such periods in accordance with GAAP, subject to year-end audit adjustments and the absence of footnotes in the case of the statements referred to in clause (ii) above.

(b) Since the Effective Date and the date of the last financial statements delivered pursuant to Section 8.01, there has been no event, development or circumstance that has had or could reasonably be expected to have a Material Adverse Effect.

(c) As of the Effective Date, no Obligor or any Restricted Subsidiary has any Material Debt (including Disqualified Capital Stock), or any material contingent liabilities, material off-balance sheet liabilities or partnerships, material liabilities for Taxes, material unusual forward or long-term commitments or material unrealized or anticipated losses from any unfavorable commitments, except (i) the Obligations or (ii) as referred to or reflected or provided for in the Financial Statements delivered under Section 7.04(a).

Section 7.05 Litigation. Except as set forth on Schedule 7.05, there are no actions, suits, investigations or proceedings by or before any arbitrator or Governmental Authority pending against or, to the knowledge of the Obligors or the Restricted Subsidiaries, threatened in writing against or affecting the Obligors or the Restricted Subsidiaries (a) not fully covered by insurance (except for normal deductibles) as to which there is a reasonable possibility of an adverse determination that, if adversely determined, could reasonably be expected, individually or in the aggregate, to result in a Material Adverse Effect or (b) that involve any Loan Document or the Transactions, except for any such action, suit, investigation or proceeding related to the Existing Credit Agreement, any liabilities in respect of which will be fully covered (except with respect to interest, fees, expenses and indemnification obligations, if any) by the Wells Fargo Default Interest LC. Since the date of this Agreement, there has been no change in the status of the matters disclosed in Schedule 7.05 that, individually or in the aggregate, has resulted in, or would reasonably be expected to result in, a Material Adverse Effect.

Section 7.06 Environmental Matters. Except for such matters that, individually or in the aggregate, could not reasonably be expected to have a Material Adverse Effect:

(a) the Obligors and their respective Subsidiaries and each of their respective Properties and operations thereon are, and within all applicable statute of limitation periods have been, in compliance with all applicable Environmental Laws;

(b) the Obligors and their respective Subsidiaries have obtained all Environmental Permits required for their respective operations and each of their Properties, with all such Environmental Permits being currently in full force and effect, and none of the Obligors and their respective Subsidiaries has received any written notice or otherwise has knowledge that any such existing Environmental Permit will be revoked or that any application for any new Environmental Permit or renewal of any existing Environmental Permit will be protested or denied;

CREDIT AGREEMENT

(c) there are no claims, demands, suits, orders, inquiries, or proceedings concerning any violation of, or any liability (including as a potentially responsible party) under, any applicable Environmental Laws that are pending or, to the knowledge of any Obligor, threatened against the Obligors and their respective Subsidiaries or any of their respective Properties or as a result of any operations at the Properties;

(d) none of the Properties contain or have contained any: (i) underground storage tanks; (ii) asbestos containing materials in a friable condition or otherwise requiring abatement under Environmental Laws; (iii) landfills or dumps; (iv) hazardous waste management units as defined pursuant to RCRA or any comparable state law; or (v) sites on or nominated for the National Priority List promulgated pursuant to CERCLA or any similar state remedial priority list promulgated or published pursuant to any comparable state law;

(e) there has been no unauthorized Release or threatened unauthorized Release of Hazardous Materials at, on, under or from any of the Obligors’ or their respective Subsidiaries’ Properties; there is no investigation, remediation, abatement, removal, or monitoring of Hazardous Materials required under applicable Environmental Laws at such Properties; and, to the knowledge of the Obligors, none of such Properties are adversely affected by any Release or threatened Release of a Hazardous Material originating or emanating from any other real property;

(f) neither the Obligors nor their respective Subsidiaries has received any written notice asserting an alleged liability or obligation under any applicable Environmental Laws with respect to the investigation, remediation, abatement, removal, or monitoring of any Hazardous Materials at, under, or Released or threatened to be Released from any real properties offsite the Obligors or their respective Subsidiaries’ Properties.

Section 7.07 Compliance with the Laws and Agreements; No Defaults.

(a) Each of the Obligors and the Restricted Subsidiaries is in compliance with all Governmental Requirements applicable to it or its Property and all agreements and other instruments binding upon it or its Property except where the failure to do so, individually or in the aggregate, could not reasonably be expected to result in a Material Adverse Effect.

(b) No Default has occurred and is continuing.

Section 7.08 Investment Company Act. None of the Obligors or any of the Restricted Subsidiaries is an “investment company” or a company “controlled” by an “investment company,” within the meaning of, or subject to regulation under, the Investment Company Act of 1940, as amended.

Section 7.09 Taxes. Each of the Obligors and their respective Subsidiaries has timely filed or caused to be filed all Tax returns (including extensions) and reports required to have been filed and has paid or caused to be paid all Taxes required to have been paid by it, except (a) Taxes that are being contested in good faith by appropriate proceedings and for which the Obligors and their respective Subsidiaries, as applicable, have set aside on their books adequate reserves in accordance with GAAP or (b) to the extent that the failure to do so could not reasonably be expected to result in a Material Adverse Effect. The charges, accruals and reserves on the books of the Obligors and their respective Subsidiaries in respect of Taxes and other governmental charges are, in the reasonable opinion of the Obligors, adequate. No Tax Lien (other than an

CREDIT AGREEMENT

Excepted Lien with respect to Taxes) has been filed and, to the knowledge of the Obligors, no claim is being asserted in writing with respect to any material unpaid Tax. Each of the Borrower, the Parent and MidCo is treated as a disregarded entity for U.S. federal income tax purposes, and Holdings is treated as a corporation for U.S. federal income tax purposes.

Section 7.10 ERISA. Except as would not reasonably be expected, individually or in the aggregate, to have a Material Adverse Effect or result in any Lien arising under ERISA or Section 430 of the Code:

(a) The Obligors and their respective Subsidiaries and each ERISA Affiliate have complied in all material respects with ERISA and, where applicable, the Code regarding each Plan, if any.

(b) Each Plan, if any, is, and has been, maintained in substantial compliance with ERISA and, where applicable, the Code.

(c) No ERISA Event with respect to any Plan has occurred or is expected by the Obligors or any of their respective Subsidiaries or any ERISA Affiliate to be incurred with respect to any Plan.

(d) No failure to meet the minimum funding standard of Section 412 of the Code or Section 302 of ERISA, whether or not waived, exists with respect to any Plan.

(e) None of the Obligors and their respective Subsidiaries or any ERISA Affiliate sponsors, maintains or contributes to, or has at any time in the six-year period preceding the date hereof sponsored, maintained or contributed to, any Multiemployer Plan.

(f) None of the Obligors and their respective Subsidiaries or any ERISA Affiliate is required to provide security under Section 401(a)(29) of the Code due to a Plan amendment that results in an increase in current liability for the Plan.

(g) None of the Obligors and their respective Subsidiaries nor any ERISA Affiliate sponsors, maintains or contributes to an employee welfare benefit plan, as defined in Section 3(1) of ERISA, including any such plan maintained to provide benefits to former employees of such entities, that may not be terminated by the Obligors and their respective Subsidiaries or any ERISA Affiliate in its sole discretion without any material liability.

Section 7.11 Disclosure; No Material Misstatements. None of the reports, financial statements, certificates or other written information (other than Reserve Reports and information delivered in connection therewith) furnished by or on behalf of the Obligors and their respective Subsidiaries to the Administrative Agent or any Lender pursuant to this Agreement or any other Loan Document or delivered by the Borrower, any other Obligor or any of their respective Subsidiaries to the Administrative Agent or any Lender hereunder or under any other Loan Document (as modified or supplemented by other information so furnished) contains any material misstatement of fact or omits to state any material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not materially misleading on the date when furnished; provided that with respect to financial estimates, projected or

CREDIT AGREEMENT

forecasted financial information and other forward-looking information, the Obligors each represents and warrants only that such information was prepared in good faith based upon assumptions believed to be reasonable at the time of preparation; it being understood that (a) such projections and forecasts, as to future events, are not to be viewed as facts, that actual results during the period(s) covered by any such projections or forecasts may differ significantly from the projected or forecasted results and that such differences may be material and that such projections and forecasts are not a guarantee of financial performance, and (b) no representation is made with respect to information of a general economic or general industry nature. There are no statements or conclusions in any Reserve Report or in any information delivered in connection therewith which are based upon or include materially misleading information of a material fact or fail to take into account material information regarding the material matters reported therein, it being understood that projections concerning volumes attributable to the Oil and Gas Properties of the Borrower and the Restricted Subsidiaries and production and cost estimates contained in each Reserve Report and in other information delivered in connection therewith are necessarily based upon professional opinions, estimates and projections and that no warranty is made with respect to such opinions, estimates and projections.

Section 7.12 Insurance. The Obligors have, and have caused all of the Restricted Subsidiaries to have, (a) all insurance policies sufficient for the compliance by each of them with all material Governmental Requirements and all material agreements and (b) insurance coverage in at least amounts and against such risk (including, without limitation, public liability) that are usually insured against by companies similarly situated and engaged in the same or a similar business for the assets and operations of the Obligors and the Restricted Subsidiaries. The Administrative Agent has been named as additional insured in respect of such liability insurance policies and the Administrative Agent has been named as loss payee with respect to property loss insurance.

Section 7.13 Restriction on Liens. Except as permitted by Section 9.14, neither the Obligors nor the Restricted Subsidiaries is a party to any agreement or arrangement or is subject to any order, judgment, writ or decree, which either prohibits or purports to prohibit any of the Obligors or the Restricted Subsidiaries from granting Liens to the Administrative Agent and the Lenders on or in respect of their Properties to secure the Obligations, or restricts any Restricted Subsidiary from paying dividends or making any other distributions in respect of its Equity Interests to the Obligors or any Restricted Subsidiary, or restricts any Restricted Subsidiary from making loans or advances or transferring any Property to the Obligors or any Restricted Subsidiary, or which requires the consent of or notice to other Persons in connection therewith.

Section 7.14 Subsidiaries. As of the Spinoff Part I Effective Date or as of the date of the most recent certificate delivered pursuant to Section 8.01(c), except as set forth on Schedule 7.14 or as disclosed in writing to the Administrative Agent (which shall promptly furnish a copy to the Lenders), and which disclosure (including updates included in certificates delivered pursuant to Section 8.01(c)) shall be a supplement to Schedule 7.14, none of the Obligors has any direct or indirect Subsidiaries, Unrestricted Subsidiaries or Permitted Joint Ventures. Holdings does not have any direct or indirect Foreign Subsidiaries. Each Subsidiary Guarantor is a Wholly-Owned Subsidiary of the Borrower. Each Subsidiary listed on Schedule 7.14 (as supplemented) is (a) a Restricted Subsidiary unless specifically designated as an Unrestricted Subsidiary therein and (b) a Material Subsidiary unless specifically designated as an Immaterial Subsidiary therein.

CREDIT AGREEMENT

Section 7.15 Location of Business and Offices. As of the Spinoff Part I Effective Date or as of the date of the most recent certificate delivered pursuant to Section 8.01(k), the jurisdiction of organization, correct legal name as listed in the public records of its jurisdiction of organization, organizational identification number in its respective jurisdiction of organization, federal tax identification number, if applicable, and the principal place of business and chief executive office, in each case of each Obligor and its respective Subsidiaries is set forth on Schedule 7.14 (or as set forth in a notice delivered pursuant to Section 8.01(k) and delivered in accordance with Section 12.01).

Section 7.16 Properties; Titles, Etc.

(a) Each of the Borrower and the Restricted Subsidiaries has good and defensible title to its Oil and Gas Properties evaluated in the most recently delivered Reserve Report (other than those disposed of in compliance with Section 9.11 since delivery of such Reserve Report and those title defects disclosed in writing to the Administrative Agent) and good title to all its personal Properties, in each case, free and clear of all Liens except Liens permitted by Section 9.03. After giving full effect to the Excepted Liens, the Borrower or the Restricted Subsidiary specified as the owner owns the net interests in production attributable to the Hydrocarbon Interests as reflected in the most recently delivered Reserve Report, and the ownership of such Properties shall not in any material respect obligate it to bear the costs and expenses relating to the maintenance, development and operations of each such Property in an amount in excess of the working interest of each Property set forth in the most recently delivered Reserve Report that is not offset by a corresponding proportionate increase in its net revenue interest in such Property.

(b) All material leases and agreements necessary for the conduct of the business of the Obligors and the Restricted Subsidiaries are valid and subsisting, in full force and effect, except to the extent any failure to be valid and subsisting and in full force and effect could not reasonably be expected to have a Material Adverse Effect, and there exists no default or event or circumstance which with the giving of notice or the passage of time or both would give rise to a default under any such lease or agreement, which could reasonably be expected to have a Material Adverse Effect.

(c) The rights and Properties presently owned, leased or licensed by the Obligors and the Restricted Subsidiaries including, without limitation, all easements and rights of way, include all rights and Properties reasonably necessary to permit the Obligors and the Restricted Subsidiaries to conduct their business, except to the extent any failure to satisfy the foregoing could not reasonably be expected to have a Material Adverse Effect.

(d) All of the Properties of the Obligors and the Restricted Subsidiaries (other than the Oil and Gas Properties, which are addressed in Section 7.17) which are reasonably necessary for the operation of their businesses are in good working condition and are maintained in accordance with prudent business standards, except to the extent any failure to satisfy the foregoing could not reasonably be expected to have a Material Adverse Effect.

CREDIT AGREEMENT

(e) Each of the Obligors and the Restricted Subsidiaries owns, or is licensed to use, all trademarks, trade names, copyrights, patents and other intellectual Property material to its business, and the use thereof by the Obligors and the Restricted Subsidiaries does not infringe upon the rights of any other Person, except for any such infringements that, individually or in the aggregate, could not reasonably be expected to result in a Material Adverse Effect. The Obligors and the Restricted Subsidiaries either own or have valid licenses or other rights to use all databases, geological data, geophysical data, engineering data, seismic data, maps, interpretations and other technical information used in their businesses as presently conducted, subject to the limitations contained in the agreements governing the use of the same, which limitations are customary for companies engaged in the business of the exploration and production of Hydrocarbons, with such exceptions as could not reasonably be expected to have a Material Adverse Effect.

(f) None of the Borrower or the Restricted Subsidiaries own, and have not acquired or made any other expenditure (whether such expenditure is capital, operating or otherwise) in or related to, any Oil and Gas Properties located outside of the geographical boundaries of the United States or in the offshore federal waters of the United States of America.

Section 7.17 Maintenance of Properties. Except for such acts or failures to act as could not be reasonably expected to have a Material Adverse Effect, the Oil and Gas Properties (and Properties unitized therewith) of the Borrower and the Restricted Subsidiaries have been maintained, operated and developed in a good and workmanlike manner and in conformity with all Governmental Requirements and in conformity with the provisions of all leases, subleases or other contracts comprising a part of the Hydrocarbon Interests and other contracts and agreements forming a part of the Oil and Gas Properties of the Borrower and the Restricted Subsidiaries. Specifically in connection with the foregoing, except as could not reasonably be expected to have a Material Adverse Effect, (a) no Oil and Gas Property of the Borrower and the Restricted Subsidiaries is subject to having allowable production reduced below the full and regular allowable production (including the maximum permissible tolerance) because of any overproduction (whether or not the same was permissible at the time) and (b) none of the wells comprising a part of the Oil and Gas Properties (or Properties unitized therewith) of the Borrower and the Restricted Subsidiaries is deviated from the vertical more than the maximum permitted by Governmental Requirements, and such wells are, in fact, bottomed under and are producing from, and the well bores are wholly within, such Oil and Gas Properties (or in the case of wells located on Properties unitized therewith, such unitized Properties). All pipelines, wells, gas processing plants, platforms and other material improvements, fixtures and equipment owned in whole or in part by the Borrower and the Restricted Subsidiaries that are necessary to conduct normal operations are being maintained in a state adequate to conduct normal operations, and with respect to such of the foregoing which are operated by the Borrower and the Restricted Subsidiaries, in a manner consistent with the Borrower’s and the Restricted Subsidiaries’ past practices (other than those the failure of which to maintain in accordance with this Section 7.17 could not reasonably be expected to have a Material Adverse Effect).

Section 7.18 Gas Imbalances, Prepayments. Except as set forth on Schedule 7.18 or on the most recent Reserve Report Certificate, on a net basis there are no gas imbalances, take or pay or other prepayments which would require the Borrower and the Restricted Subsidiaries to deliver, in the aggregate, two percent (2%) or more of the monthly production from Hydrocarbons produced from the Oil and Gas Properties of the Borrower and the Restricted Subsidiaries at some future time without then or thereafter receiving full payment therefor.

CREDIT AGREEMENT

Section 7.19 Marketing of Production. Except for contracts listed and in effect on the Effective Date on Schedule 7.19, and thereafter either disclosed in writing to the Administrative Agent or included in the most recently delivered Reserve Report Certificate (with respect to all of which contracts the Borrower represents that it or its Restricted Subsidiaries are receiving a price for all production sold thereunder which is computed substantially in accordance with the terms of the relevant contract and are not having deliveries curtailed substantially below the subject Property’s delivery capacity), no material agreements exist which are not cancelable on sixty (60) days’ notice or less without penalty or detriment for the sale of production from the Borrower’s and the Restricted Subsidiaries’ Hydrocarbons (including, without limitation, calls on or other rights to purchase, production, whether or not the same are currently being exercised) that (a) pertain to the sale of production at a fixed price and (b) have a maturity or expiry date of more than six (6) months from the date of delivery of such Reserve Report Certificate.

Section 7.20 Swap Agreements. Schedule 7.20, as of the date hereof, and after the date hereof, each report required to be delivered by the Borrower pursuant to Section 8.01(d) (as of the relevant period end), sets forth, a true and complete list of all Swap Agreements of the Borrower and each of the Restricted Subsidiaries, the material terms thereof (including the type, term, effective date, termination date and notional amounts or volumes), the net mark-to-market value thereof, all credit support agreements relating thereto (including any margin required or supplied) and the counterparty to each such agreement.

Section 7.21 Use of Loans and Letters of Credit. The proceeds of the Loans and the Letters of Credit shall be used (a) to provide working capital for lease acquisitions, for exploration and production operations and for development (including the drilling and completion of producing wells), (b) for the acquisition, exploration and development of Oil and Gas Properties permitted hereunder, (c) for the issuance of Letters of Credit, (d) to refinance obligations outstanding under the Existing Credit Agreement and (e) for other lawful general corporate purposes, including Restricted Payments permitted hereunder. The Obligors and the Restricted Subsidiaries are not engaged principally, or as one of its or their important activities, in the business of extending credit for the purpose, whether immediate, incidental or ultimate, of buying or carrying margin stock (within the meaning of Regulation T, U or X of the Board). No part of the proceeds of any Loan or Letter of Credit will be used for any purpose which violates Regulation T, U or X of the Board.

Section 7.22 Solvency. Immediately after giving effect to the Transactions and immediately prior to and after giving effect to each Borrowing and each issuance, amendment, renewal, or extension of a Letter of Credit, (i) the Borrower is Solvent and (ii) the Borrower and the other Obligors taken as a whole, are Solvent.

Section 7.23 Anti-Corruption. Neither the Obligors nor their respective Subsidiaries, nor any director, officer, agent, employee, or Affiliate of the Obligors or their respective Subsidiaries is in violation of or is aware of or has taken any action, directly or indirectly, that would result in a violation by such Persons of any applicable Anti-Corruption Laws, including without limitation, making use of the mails or any means or instrumentality of interstate

CREDIT AGREEMENT

commerce corruptly in furtherance of an offer, payment, promise to pay or authorization of the payment of any money, or other property, gift, promise to give, or authorization of the giving of anything of value to any “foreign official” (as such term is defined in the FCPA) or any foreign political party or official thereof or any candidate for foreign political office, in contravention of the FCPA.

Section 7.24 AML and Sanctions. Neither any of the Obligors nor any of their respective Subsidiaries, nor any director, officer, agent, employee, or Affiliate of the Obligors or their respective Subsidiaries is (i) a Sanctioned Person or (ii) in violation of any AML Laws or Sanctions. The Borrower will not directly or indirectly use the proceeds from the Loans or lend, contribute or otherwise make available such proceeds to any Subsidiary, joint venture partner or other Person, in a manner that will cause a violation of AML Laws, Anti-Corruption Laws or applicable Sanctions by any Person participating in the transactions contemplated by this Agreement, whether as lender, issuing bank, borrower, guarantor, agent, or otherwise. The Borrower represents that neither it nor any of the other Obligors nor any of their respective Subsidiaries or Affiliates has engaged in or intends to engage in any dealings or transactions with, or for the benefit of, any Sanctioned Person or with or in any Sanctioned Country. No Borrowing or Letter of Credit relates, directly or indirectly, to any activities or business of or with a Sanctioned Person or with or in a Sanctioned Country; and, the Obligors and their respective Subsidiaries and each of their Affiliates have conducted their business in material compliance with all applicable Anti-Corruption Laws. The Obligors have implemented and maintain in effect policies and procedures which are reasonably expected to ensure compliance by the Obligors and their respective Subsidiaries and their respective directors, officers, employees and agents with AML Laws, Anti-Corruption Laws or applicable Sanctions.

Section 7.25 Accounts. Set forth on Schedule 7.25 (as the same may be supplemented by the Borrower from time to time upon delivery of a written supplement to the Administrative Agent) lists all Deposit Accounts, including any Excluded Accounts, and Securities Accounts maintained by or for the benefit of the Obligors or any Restricted Subsidiary.

ARTICLE VIII

Affirmative Covenants

Until the Commitments have expired or been terminated and the principal of and interest on each Loan and all fees payable hereunder and all other amounts payable under the Loan Documents have been paid in full (other than indemnities and other contingent obligations not then due and payable and as to which no claim has been made as of the time of determination) and all Letters of Credit shall have expired, terminated or have been cash collateralized (or as to which other arrangements satisfactory to the Administrative Agent and each Issuing Bank shall have been made) and all LC Disbursements shall have been reimbursed, each of the Obligors covenants and agrees with the Lenders, and covenants and agrees with the Lenders to cause the Restricted Subsidiaries, that:

Section 8.01 Financial Statements; Other Information. The Borrower will furnish to the Administrative Agent and each Lender:

(a) Annual Financial Statements. As soon as available and not later than ninety (90) days after the end of each fiscal year of Holdings, Holdings’ and its Consolidated Subsidiaries’ audited consolidated balance sheet and related statements of operations, shareholders’ equity and cash flows as of the end of and for such year, setting forth in comparative form the figures for the previous fiscal year

CREDIT AGREEMENT

(which may be compared against the financial statements of LINN Energy, LLC or Old Holdings to the extent applicable), all reported on by KPMG, LLP or other independent public accountants of recognized national standing, without a “going concern” or like qualification, emphasis on the matter or exception (except to the extent such “going concern” qualification is solely attributable to the Maturity Date occurring within the next twelve months) and without any qualification or exception as to the scope of such audit to the effect that such consolidated financial statements present fairly in all material respects the financial condition and results of operations of Holdings and its Consolidated Subsidiaries on a consolidated basis in accordance with GAAP consistently applied.

(b) Quarterly Financial Statements. As soon as available, but in any event and not later than forty-five (45) days after the end of each of the first three fiscal quarters of each fiscal year of Holdings, Holdings’ and its Consolidated Subsidiaries’ consolidated balance sheet and related statements of operations, shareholders’ equity and cash flows as of the end of and for such quarter and the then elapsed portion of the fiscal year, setting forth in each case in comparative form the figures for the corresponding period or periods of (or, in the case of the balance sheet, as of the end of) the previous fiscal year (which may be compared against the financial statements of LINN Energy, LLC or Old Holdings to the extent applicable), all certified by a Financial Officer as presenting fairly in all material respects the financial position and results of operations of Holdings and its Consolidated Subsidiaries on a consolidated basis in accordance with GAAP consistently applied, subject to normal year-end audit adjustments and the absence of footnotes.

(c) Certificate of Financial Officer — Compliance. Concurrently with any delivery of financial statements under Section 8.01(a) or Section 8.01(b), commencing with the fiscal quarter ending September 30, 2017, a certificate of a Financial Officer of Holdings in substantially the form of Exhibit B hereto (i) certifying as to whether a Default has occurred and is continuing as of the date of such certificate and, if a Default has occurred and is continuing, specifying the details thereof and any action taken or proposed to be taken with respect thereto, (ii) setting forth reasonably detailed calculations demonstrating compliance with Section 9.01, (iii) stating whether any change in GAAP or in the application thereof has occurred since the Effective Date which materially changes the calculation of any covenant or affects compliance with the terms of this Agreement and, if applicable, specifying the effect of such change on the financial statements accompanying such certificate, (iv) if, during the applicable period, all of the Consolidated Subsidiaries of Holdings are not Consolidated Restricted Subsidiaries or any Permitted Joint Ventures exist during the applicable period, additional financial information (which may be in the form of footnotes to the consolidated financial statements referred to in Section 8.01(a) or Section 8.01(b) above) setting forth calculations excluding the effects of any Unrestricted Subsidiaries that constitute Consolidated Subsidiaries and to the extent included in such consolidated financial statements, Permitted Joint Ventures, and containing such calculations for any Unrestricted Subsidiaries or such Permitted Joint Ventures as reasonably requested by the Administrative Agent, including any supporting documents used to prepare such calculations, and (v) setting forth a specification of any change in the identity of the Restricted Subsidiaries, Material

CREDIT AGREEMENT

Subsidiaries, Guarantors, Unrestricted Subsidiaries and Permitted Joint Ventures as of the end of such period, as the case may be, from the Restricted Subsidiaries, Material Subsidiaries, Guarantors and Unrestricted Subsidiaries, respectively, identified on the Effective Date or in the most recently delivered certificate pursuant to this Section 8.01(c) (and, to the extent necessary, designating sufficient additional Restricted Subsidiaries as Material Subsidiaries so as to comply with the definition of “Material Subsidiary”).

(d) Swap Agreements. Concurrently with any delivery of financial statements under Section 8.01(a) and Section 8.01(b), a true and complete list of all Swap Agreements, as of the last Business Day of such fiscal quarter or fiscal year, of the Borrower and each of its Restricted Subsidiaries, the material terms thereof (including the type, term, effective date, termination date and notional amounts or volumes), the net mark-to-market value therefore, any new credit support agreements relating thereto not listed on Schedule 7.20, any margin required or supplied under any credit support document, and the counterparty to each such agreement and a confidential report reflecting its projected production for each calendar year for which it has established hedge positions under Section 9.16(a)(i).

(e) Certificate of Insurer – Insurance Coverage. Concurrently with the renewal of each insurance policy maintained by the Obligors and the Restricted Subsidiaries required by Section 8.06, an ACORD evidence of insurance certificate of such insurance coverage from the insurer providing such insurance in form and substance satisfactory to the Administrative Agent, and, if requested by the Administrative Agent or any Lender, copies of all of the applicable policies.

(f) SEC and Other Filings. To the extent applicable, promptly after the same become publicly available, copies of all periodic and other reports, proxy statements and other materials filed by the Obligors and the Restricted Subsidiaries with the SEC, or with any national securities exchange, or distributed by the Obligors and the Restricted Subsidiaries to shareholders generally, as the case may be.

(g) Notices Under Material Instruments. Promptly after the furnishing or receipt thereof, a copy of any notice of default received from any holder or holders of any Material Debt (other than the Obligations) or any trustee or agent on its or their behalf, to the extent such notice has not otherwise been delivered to the Administrative Agent hereunder.

(h) Lists of Purchasers. Concurrently with the delivery of each December 31 Reserve Report to the Administrative Agent pursuant to Section 8.11(a), a list of Persons purchasing Hydrocarbons from the Borrower and the Restricted Subsidiaries reasonably expected to account for at least eighty percent (80%) of the revenues resulting from the sale of Hydrocarbons produced from the Mortgaged Properties in the quarter following the “as of” date of such Reserve Report.

(i) Notice of Sales of Oil and Gas Properties or Liquidation of Swap Agreements. In the event the Borrower or any Restricted Subsidiary intends to Dispose of any Borrowing Base Properties (or any Equity Interests in any Restricted Subsidiary owning interests in Borrowing Base Properties) as permitted under Section 9.11(b)(iii) or Section 9.11(b)(iv), during any period between two successive Scheduled Redetermination Dates having a fair market

CREDIT AGREEMENT

value, individually or in the aggregate in excess of the lesser of (x) $25,000,000 and (y) 5% of the Borrowing Base, prior written notice of such Disposition, the price thereof, the anticipated date of closing, and any other details thereof reasonably requested by the Administrative Agent or any Lender. In the event that the Borrower or any Restricted Subsidiary receives any notice of early termination of any Swap Agreement to which it is a party from any of its counterparties, or any Swap Agreement to which the Borrower or any Restricted Subsidiary is a party is Liquidated (other than the Liquidation of any Swap Agreement required pursuant to Section 6.03 and Schedule 6.03), in each case, upon which the Lenders relied in determining the most recent Borrowing Base, and the aggregate Swap PV of all such terminations or Liquidations exceeds, during any period between Scheduled Redeterminations of the Borrowing Base, $500,000, prompt written notice of the receipt of such early termination notice or such Liquidation (and in the case of a voluntary Liquidation of any Swap Agreement, prior written notice thereof), as the case may be, together with a reasonably detailed description or explanation thereof and any other details thereof requested by the Administrative Agent or any Lender.

(j) Notice of Casualty Events. Prompt written notice, and in any event within three Business Days (or such later date as the Administrative Agent may agree to in its sole discretion), of the occurrence of any Casualty Event in excess of $5,000,000 or the commencement of any action or proceeding that could reasonably be expected to result in a Casualty Event in excess of $10,000,000.

(k) Information Regarding Obligors. Prompt written notice of (and in any event within twenty (20) days after (or such later date as the Administrative Agent may agree to in its sole discretion)) any change (i) in any Obligor’s corporate name or in any trade name used to identify such Person in the conduct of its business or in the ownership of its Properties, (ii) in the location of any Obligor’s chief executive office or principal place of business, (iii) in any Obligor’s identity or corporate structure, (iv) in any Obligor’s jurisdiction of organization or such Person’s organizational identification number in such jurisdiction of organization, and (v) in any Obligor’s federal taxpayer identification number, if any.

(l) Production Report and Lease Operating Statements. Within forty-five (45) days after the end of each fiscal quarter, a report setting forth, for each calendar month during the then-current fiscal year to date, the volume of production and sales attributable to production (and the prices at which such sales were made and the revenues derived from such sales) for each such calendar month from the Oil and Gas Properties of the Borrower and the Restricted Subsidiaries, and setting forth the related ad valorem, severance and production taxes and lease operating expenses attributable thereto and incurred for each such calendar month.

(m) Notices of Certain Changes. Promptly, but in any event within five (5) Business Days after the execution thereof, copies of any material amendment, modification or supplement to any material agreement governing any Permitted Senior Notes or Permitted Refinancing Debt, or any amendment, modification or supplement to the certificate or articles of incorporation, by-laws, any preferred stock designation or any other organic document of the Obligors or the Restricted Subsidiaries.

(n) Annual Budgets. Concurrently with any delivery of financial statements under Section 8.01(a), a detailed quarterly business plan and budget, reasonably satisfactory to the Administrative Agent, for the then-current fiscal year of Holdings and its Consolidated Restricted Subsidiaries on a consolidated basis, including forecasts prepared by management of the Borrower.

CREDIT AGREEMENT

(o) Notice of Permitted Senior Notes Issuance. Written notice on or prior to the offering of any Permitted Senior Notes incurred in reliance on Section 9.02(f), the amount thereof and the anticipated date of closing and any material agreements governing such Permitted Senior Notes.

(p) Other Requested Information. Promptly following any request therefor, such other information regarding the operations, business affairs and financial condition of the Obligors or the Restricted Subsidiaries (including, without limitation, any Plan and any reports or other information required to be filed under ERISA), or compliance with the terms of this Agreement or any other Loan Document, as the Administrative Agent or any Lender may reasonably request.

(q) EDGAR Postings. In lieu of delivery of paper counterparts of financial statements or other information required to be delivered to the Administrative Agent and each Lender pursuant to this Section 8.01, to the extent such financial statements or other information has been published on EDGAR and/or on its website (at the date of this Agreement located at http://www.linnenergy.com), the Borrower may send to the Administrative Agent and each Lender notice that such financial statements or other information is available on EDGAR or its website and delivery of such notice shall satisfy the Borrower’s requirements under this Section 8.01 to deliver to the Administrative Agent and each Lender paper counterparts of such financial statements and other information; provided, however, that if any Lender is unable to access EDGAR or the Borrower’s website, the Borrower agrees to provide such Lender with paper copies of the information required to be furnished pursuant to this Section 8.01 promptly following notice from the Administrative Agent that such Lender has requested the same; provided, further, that no such notice of availability on EDGAR or the Borrower’s website shall be required in connection with delivery of any documents or other information required to be delivered under Sections 8.01(f) or (m), and such documents or other information will be deemed to have been delivered on the date that such documents or other information have been published on EDGAR and/or its website. Any other information required to be delivered pursuant to this Section 8.01 shall be deemed to have been delivered on the date on which the Borrower provides notice to the Administrative Agent that such information has been posted on “EDGAR” or the Borrower’s website or another website identified in such notice and accessible by the Administrative Agent without charge (and the Borrower hereby agrees to provide such notice).

Section 8.02 Notices of Material Events. The Obligors will furnish to the Administrative Agent and each Lender, promptly after any Obligor obtains knowledge thereof, written notice of the following:

(a) the occurrence of any Default or Event of Default;

(b) (i) the filing or commencement of, or the threat in writing of, any action, suit, proceeding, investigation or arbitration by or before any arbitrator or Governmental Authority against the Obligors or any Subsidiary not previously disclosed in writing to the Administrative Agent as to which there is a reasonable possibility of an adverse determination that, if adversely

CREDIT AGREEMENT

determined, could reasonably be expected to result in a Material Adverse Effect and (ii) any material adverse development in any action, suit, proceeding, investigation or arbitration by or before any arbitrator or Governmental Authority against the Obligors or any Subsidiary (whether or not previously disclosed to the Lenders) that, in the case of either (i) or (ii) above, if adversely determined, could reasonably be expected to result in liability in excess of $20,000,000; and

(c) any other development that has had or could reasonably be expected to result in a Material Adverse Effect.

Each notice delivered under this Section 8.02 shall be accompanied by a statement of a Responsible Officer setting forth the details of the event or development requiring such notice and any action taken or proposed to be taken with respect thereto.

Section 8.03 Existence; Conduct of Business. Each Obligor will, and will cause each Restricted Subsidiary to, do or cause to be done all things necessary to preserve, renew and keep in full force and effect (a) its legal existence and (b) the rights, licenses, permits, privileges and franchises material to the conduct of its business and maintain, if necessary, its qualification to do business in each other jurisdiction in which any of its Oil and Gas Properties is located or the ownership of its Properties requires such qualification, except in the case of clause (b) only, where the failure to so satisfy the foregoing requirements could not reasonably be expected to have a Material Adverse Effect; provided that the foregoing shall not prohibit any merger, consolidation, liquidation or dissolution permitted under Section 9.10 or any Disposition permitted under Section 9.11.

Section 8.04 Payment of Taxes. The Obligors will, and will cause each of the Restricted Subsidiaries to, pay or discharge their Tax liabilities before the same shall become delinquent except where (a) the validity or amount thereof is being contested in good faith by appropriate proceedings, and such Obligor or such Restricted Subsidiary has set aside on its books adequate reserves with respect thereto in accordance with GAAP or (b) the failure to pay or discharge the same could not reasonably be expected to result in a Material Adverse Effect.

Section 8.05 Operation and Maintenance of Properties. Each Obligor will, and will cause each of the Restricted Subsidiaries to:

(a) operate its Oil and Gas Properties and other material Properties or cause such Oil and Gas Properties and other material Properties to be operated in a careful and efficient manner in accordance with the practices of the industry and in compliance with all applicable contracts and agreements and in compliance with all Governmental Requirements, including, without limitation, applicable proration requirements and Environmental Laws, and all applicable laws, rules and regulations of every other Governmental Authority from time to time constituted to regulate the development and operation of its Oil and Gas Properties and the production and sale of Hydrocarbons and other minerals therefrom, except, in each case, where the failure to comply could not reasonably be expected to have a Material Adverse Effect.

(b) except to the extent disposed of pursuant to a transaction permitted by this Agreement, keep and maintain all Property material to the conduct of its business in good working order and condition, ordinary wear and tear excepted.

CREDIT AGREEMENT

(c) promptly pay and discharge, or make reasonable and customary efforts to cause to be paid and discharged, all delay rentals, royalties, expenses and obligations accruing under the leases or other agreements affecting or pertaining to its material Oil and Gas Properties and will do all other things necessary to keep unimpaired their rights with respect thereto and prevent any forfeiture thereof or default thereunder except, in each case, where the failure to do so, individually or in the aggregate, could not reasonably be expected to have a Material Adverse Effect.

(d) promptly perform or make reasonable and customary efforts to cause to be performed, in accordance with industry standards and in all material respects, the obligations required by each and all of the assignments, deeds, leases, sub-leases, contracts and agreements affecting its interests in its Oil and Gas Properties and other Properties except, in each case, where the failure to do so, individually or in the aggregate, could not reasonably be expected to have a Material Adverse Effect.

(e) to the extent neither the Borrower nor one of its Restricted Subsidiaries is the operator of any of its Oil and Gas Property, the Borrower shall use reasonable efforts to cause the operator to comply with this Section 8.05.

Section 8.06 Insurance. The Borrower and each other Obligor will, and will cause each of the Restricted Subsidiaries to, maintain, with financially sound and reputable insurance companies, insurance in such amounts and against such risks as are customarily maintained by companies engaged in the same or similar businesses operating in the same or similar locations. The loss payable clauses or provisions in said insurance policy or policies insuring any of the Collateral shall be endorsed in favor of and made payable to the Administrative Agent as its interests may appear and such policies shall name or otherwise include the Administrative Agent and the Lenders as “additional insureds” and provide that the insurer will endeavor to give at least thirty (30) days prior notice of any cancellation thereof to the Administrative Agent (or ten (10) days prior notice of any cancelation on account of non-payment).

Section 8.07 Books and Records; Inspection Rights. The Borrower and each other Obligor will, and will cause each of the Restricted Subsidiaries to, keep proper books of record and account in accordance with GAAP. The Borrower and each other Obligor will, and will cause each of the Restricted Subsidiaries to, permit any representatives designated by the Administrative Agent or any Lender, upon reasonable prior notice, to visit and inspect its Properties, to examine and make extracts from its books and records, and to discuss its affairs, finances and condition with its officers and independent accountants, all at such reasonable times and as often as reasonably requested.

Section 8.08 Compliance with Laws. The Borrower and each other Obligor will, and will cause each of the Restricted Subsidiaries to, comply with all laws, rules, regulations and orders of any Governmental Authority applicable to them or their Property, except where the failure to do so, individually or in the aggregate, could not reasonably be expected to result in a Material Adverse Effect. The Obligors will maintain in effect and enforce policies and procedures designed to ensure compliance by the Obligors, their respective Subsidiaries and their respective directors, officers, employees and agents with AML Laws, Anti-Corruption Laws and applicable Sanctions.

CREDIT AGREEMENT

Section 8.09 Environmental Matters.

(a) Except as could not be reasonably expected to have a Material Adverse Effect, the Borrower and each other Obligor and each of their Subsidiaries shall at its sole expense (including such contribution from third parties as may be available): (i) comply, and shall cause its Properties and operations and each Subsidiary and each Subsidiary’s Properties and operations to comply, with all applicable Environmental Laws; (ii) not dispose of or otherwise Release, and shall cause each Subsidiary not to dispose of or otherwise Release, any Hazardous Material on, under, about or from any of the Borrower’s or its Subsidiaries’ Properties or any other Property to the extent caused by the Borrower’s or any of its Subsidiaries’ operations except in compliance with applicable Environmental Laws; (iii) timely obtain or file, and shall cause each Subsidiary to timely obtain or file, applications for all Environmental Permits required to be obtained or filed in connection with the operation or use of the Borrower’s, any other Obligors’, or their respective Subsidiaries’ Properties; and (iv) promptly commence and diligently prosecute to completion, and shall cause each Subsidiary to promptly commence and diligently prosecute to completion, any assessment, evaluation, investigation, monitoring, containment, cleanup, removal, repair, restoration, remediation or other remedial obligations (collectively, the “Remedial Work”) in the event any Remedial Work is required or reasonably necessary under applicable Environmental Laws because of or in connection with the actual or suspected past, Release of Hazardous Material on, under, about or from any of the Borrower’s, any other Obligors’, or their respective Subsidiaries’ Properties; provided, however, that the Borrower and each other Obligor and each of the Restricted Subsidiaries shall not be required to undertake any such cleanup, removal, remedial or other action to the extent that its obligation to do so is being contested in good faith and by proper proceedings and appropriate reserves are being maintained with respect to such circumstances in accordance with GAAP.

(b) Each Obligor will promptly, but in any event within five (5) Business Days thereof, notify the Administrative Agent and the Lenders in writing of any threatened action, investigation or inquiry by any Governmental Authority or any threatened demand or lawsuit by any landowner or other third party against the Borrower, any other Obligor or their respective Subsidiaries or their Properties of which the Borrower or any other Obligor has knowledge in connection with any Environmental Laws (excluding routine testing and corrective action) if the Borrower reasonably anticipates that such action will result in liability (whether individually or in the aggregate) in excess of $10,000,000, not fully covered by insurance, subject to normal deductibles.

(c) The Obligors will, and will cause each Restricted Subsidiary to, provide such environmental audits, studies and tests as may be reasonably requested by the Administrative Agent and the Lenders and no more than once per year in the absence of any Event of Default (or as otherwise reasonably required to be obtained by the Administrative Agent or the Lenders by any Governmental Authority), in connection with any future acquisitions of material Oil and Gas Properties or other material Properties.

CREDIT AGREEMENT

Section 8.10 Further Assurances.

(a) The Borrower and each other Obligor at its sole expense will, and will cause each of its Restricted Subsidiaries to, promptly execute and deliver to the Administrative Agent all such other documents, agreements and instruments reasonably requested by the Administrative Agent to comply with, cure any defects (in regards to errors and mistakes), or accomplish the conditions precedent, covenants and agreements of the Obligors or the Restricted Subsidiaries, as the case may be, in the Loan Documents, including the Notes, or to further evidence and more fully describe the collateral intended as security for the Obligations, or to correct any mistakes in this Agreement or the Security Instruments or to perfect, protect or preserve any Liens created pursuant to this Agreement or any of the Security Instruments or the priority thereof, or to make any recordings, file any notices or obtain any consents, all as may be reasonably necessary or appropriate, in the reasonable discretion of the Administrative Agent, in connection therewith.

(b) The Borrower and each other Obligor hereby authorizes the Administrative Agent to file one or more financing or continuation statements, and amendments thereto, relative to all or any part of the Mortgaged Property without the signature of the Borrower or any other Obligor where permitted by law. A carbon, photographic or other reproduction of the Security Instruments or any financing statement covering the Mortgaged Property or any part thereof shall be sufficient as a financing statement where permitted by law. Each Obligor acknowledges and agrees that any financing statement may describe the Collateral as “all assets” of the Borrower or the applicable Guarantor or words of similar effect as may be required by the Administrative Agent. The Administrative Agent will promptly send the Borrower any financing or continuation statements it files without the signature of the Borrower or any other Obligor and the Administrative Agent will promptly send the Borrower the filing or recordation information with respect thereto.

Section 8.11 Reserve Reports.

(a) In connection with the March 2018 Redetermination, the Borrower shall furnish to the Administrative Agent and the Lenders a Reserve Report on or before February 15, 2018 evaluating the Oil and Gas Properties of the Borrower and the Restricted Subsidiaries as of December 31, 2017, which Reserve Report shall be prepared by one or more Approved Petroleum Engineers. On or before March 1st and September 1st of each year, commencing September 1, 2018, the Borrower shall furnish to the Administrative Agent and the Lenders a Reserve Report as of the immediately preceding December 31 or June 30, as applicable. The Reserve Report as of December 31 of each year shall be prepared by one or more Approved Petroleum Engineers and the June 30 Reserve Report of each year shall be prepared by or under the supervision of the chief engineer of the Borrower who shall certify such Reserve Report to be true and accurate in all material respects and to have been prepared, except as otherwise specified therein, in accordance with the procedures used in the immediately preceding December 31 Reserve Report.

(b) In the event of an Interim Redetermination, the Borrower shall furnish to the Administrative Agent and the Lenders a Reserve Report prepared by or under the supervision of the chief engineer of the Borrower who shall certify such Reserve Report to be true and accurate in all material respects and to have been prepared, except as otherwise specified therein, in accordance with the procedures used in the immediately preceding December 31 Reserve Report. For any Interim Redetermination requested by the Administrative Agent or the Borrower pursuant to Section 2.07(b), the Borrower shall provide such Reserve Report with an “as of” date as required by the Administrative Agent as soon as possible, but in any event no later than thirty (30) days following the receipt of such request.

CREDIT AGREEMENT

(c) With the delivery of each Reserve Report, the Borrower shall provide to the Administrative Agent and the Lenders a certificate from a Responsible Officer, in substantially the form of Exhibit G hereto (the “Reserve Report Certificate”), certifying that in all material respects: (i) the information provided by the Borrower in connection with the preparation of such Reserve Report and any other information delivered in connection therewith by the Borrower is true and correct, and any projections based upon such information have been prepared in good faith based upon assumptions believed by the Borrower to be reasonable, subject to uncertainties inherent in all projections, (ii) the Borrower and the Restricted Subsidiaries own good and defensible title to the Oil and Gas Properties evaluated in such Reserve Report and such Properties are free of all Liens except for Liens permitted by Section 9.03, (iii) except as set forth on an exhibit to the certificate, on a net basis there are no gas imbalances, take or pay or other prepayments in excess of the volume specified in Section 7.18 with respect to the Oil and Gas Properties evaluated in such Reserve Report that would require the Borrower or the Restricted Subsidiaries to deliver Hydrocarbons either generally or produced from such Oil and Gas Properties at some future time without then or thereafter receiving full payment therefor, (iv) none of the Oil and Gas Properties evaluated in the immediately preceding Reserve Report have been sold since the date of the last Borrowing Base redetermination except as set forth on an exhibit to the certificate, which certificate shall list all of the Oil and Gas Properties sold and in such detail as reasonably required by the Administrative Agent, (v) attached to the certificate is a list of all marketing agreements entered into subsequent to the later of the date hereof or the most recently delivered Reserve Report that the Borrower could reasonably be expected to have been obligated to list on Schedule 7.19 had such agreement been in effect on the date hereof and (vi) attached thereto is a schedule of the Oil and Gas Properties evaluated by such Reserve Report that are Mortgaged Properties and demonstrating that the percentage of the total value of the Oil and Gas Properties evaluated by such Reserve Report that such Mortgaged Properties represent is in compliance with Section 8.13(a).

Section 8.12 Title Information.

(a) On or before the delivery to the Administrative Agent and the Lenders of each Reserve Report required by Section 8.11, to the extent requested by the Administrative Agent, the Borrower will deliver title information in form and substance reasonably acceptable to the Administrative Agent covering enough of the Oil and Gas Properties evaluated by such Reserve Report that were not included in the immediately preceding Reserve Report, so that the Administrative Agent shall have received together with title information previously delivered to the Administrative Agent, reasonably satisfactory title information on at least 75% of the total value of the proved Oil and Gas Properties evaluated by such Reserve Report.

(b) If the Borrower has provided title information for additional Properties under Section 8.12(a), the Borrower shall, within 60 days of notice from the Administrative Agent that title defects or exceptions exist with respect to such additional Properties, either (i) cure any such title defects or exceptions (including defects or exceptions as to priority) which are not permitted by Section 9.03, (ii) substitute acceptable Mortgaged Properties with no title defects or exceptions (other than Liens which are permitted by Section 9.03) having an equivalent value or (iii) deliver title information in form and substance reasonably acceptable to the Administrative Agent so that the Administrative Agent shall have received, together with title information previously delivered to the Administrative Agent, reasonably satisfactory title information on at least 75% of the total value of the proved Oil and Gas Properties evaluated by such Reserve Report.

CREDIT AGREEMENT

(c) If the Borrower is unable to cure any title defect requested by the Administrative Agent or the Lenders to be cured within the 60-day period or the Borrower does not comply with the requirements to provide acceptable title information as required by Section 8.12(a) and Section 8.12(b), such default shall not be a Default, but instead the Administrative Agent and/or the Majority Lenders shall have the right to exercise the following remedy in their sole discretion from time to time, and any failure to so exercise this remedy at any time shall not be a waiver as to future exercise of the remedy by the Administrative Agent or the Lenders. To the extent that the Administrative Agent or the Majority Lenders are not reasonably satisfied with title to any Mortgaged Property after the 60-day period has elapsed, such unacceptable Mortgaged Property shall not count towards the requirements of Section 8.12(a) and Section 8.12(b), and the Administrative Agent may send a notice to the Borrower and the Lenders that the then outstanding Borrowing Base shall be reduced by an amount as determined by the Required Lenders to cause the Borrower to be in compliance with the requirement to provide acceptable title information pursuant to Section 8.12(a) and Section 8.12(b). Such new Borrowing Base shall become effective immediately after receipt of such notice.

Section 8.13 Additional Collateral; Additional Guarantors.

(a) In connection with each redetermination of the Borrowing Base, the Borrower shall review the Reserve Report and the list of current Mortgaged Properties (as described in Section 8.11(c)(vi)) to ascertain whether the Mortgaged Properties represent at least 85% of the total value of the proved Oil and Gas Properties of the Borrower and the Restricted Subsidiaries evaluated in the most recently completed Reserve Report, after giving effect to exploration and production activities, acquisitions, dispositions and production. In the event that the Mortgaged Properties represent less than 85% of the total value of the proved Oil and Gas Properties of the Borrower and the Restricted Subsidiaries evaluated in the most recently completed Reserve Report delivered to the Administrative Agent, then the Borrower shall, and shall cause each of its Restricted Subsidiaries to, grant, within sixty (60) days (or such later date as the Administrative Agent may agree to in its sole discretion) of the delivery of the Reserve Report Certificate, to the Administrative Agent or its designee as security for the Obligations a first-priority Lien interest (subject to Liens permitted by Section 9.03 which may attach to Mortgaged Property) on additional Oil and Gas Properties of the Borrower and the Restricted Subsidiaries not already subject to a Lien of the Security Instruments such that after giving effect thereto, the value of the Mortgaged Properties is equal to or greater than 85% of the total value of the proved Oil and Gas Properties of the Borrower and the Restricted Subsidiaries evaluated in such Reserve Report. All such Liens will be created and perfected by and in accordance with the provisions of the Guarantee and Collateral Agreement, deeds of trust, mortgages, security agreements and financing statements or other Security Instruments, all in form and substance reasonably satisfactory to the Administrative Agent or its designee and in sufficient executed (and acknowledged where necessary or appropriate) counterparts for recording purposes. In order to comply with the foregoing, if any Restricted Subsidiary places a Lien on its Oil and Gas Properties and such Restricted Subsidiary is not a Guarantor, then it shall become a Guarantor and comply with Section 8.13(b).

CREDIT AGREEMENT

(b) The Borrower shall promptly cause each Material Subsidiary to become a Guarantor and guarantee the Obligations pursuant to the Guarantee and Collateral Agreement. In connection with any such guaranty, the Borrower shall, or shall cause the Restricted Subsidiaries to, promptly, but in any event no later than 15 days (or such later date as the Administrative Agent may agree to in its sole discretion) after the formation or acquisition (or other similar event, including an Immaterial Subsidiary becoming a Material Subsidiary or upon the designation of an Unrestricted Subsidiary as a Restricted Subsidiary) of any Material Subsidiary to, (i) cause such Material Subsidiary to execute and deliver a joinder and supplement to the Guarantee and Collateral Agreement, (ii) (A) pledge all of the Equity Interests issued by such Material Subsidiary and (B) cause such Material Subsidiary to pledge all of the Equity Interests directly owned by such Material Subsidiary in its respective Subsidiaries and Permitted Joint Ventures (including, without limitation, delivery of original stock certificates evidencing such Equity Interests, together with an appropriate undated stock power for each certificate duly executed in blank by the registered owner thereof); provided, that such pledge shall be limited to 65% of the voting Equity Interests in any Foreign Subsidiary, and (iii) execute and deliver such other additional closing documents, certificates and legal opinions as shall reasonably be requested by the Administrative Agent or its designee.

Section 8.14 ERISA Event. The Obligors will promptly furnish, and will cause their respective Subsidiaries and any ERISA Affiliate to promptly furnish, to the Administrative Agent (a) immediately upon becoming aware of the occurrence of any ERISA Event, a written notice signed by the President or the principal Financial Officer of such Obligor, Subsidiary or ERISA Affiliate, as the case may be, specifying the nature thereof, what action such Obligor, Subsidiary or ERISA Affiliate is taking or proposes to take with respect thereto, and, if then known, any action taken or proposed by the Internal Revenue Service, the Department of Labor or the PBGC with respect thereto, and (b) immediately upon receipt thereof, copies of any notice of the PBGC’s intention to terminate or to have a trustee appointed to administer any Plan.

Section 8.15 Marketing Activities. With respect to marketing activities for Hydrocarbons, the Borrower and its Restricted Subsidiaries will only enter into: (a) contracts for the sale of Hydrocarbons scheduled or reasonably estimated to be produced from their proved Oil and Gas Properties during the period of such contract, (b) contracts for the sale of Hydrocarbons scheduled or reasonably estimated to be produced from proved Oil and Gas Properties of third parties during the period of such contract associated with the Oil and Gas Properties of the Borrower and its Restricted Subsidiaries that the Borrower or one of its Restricted Subsidiaries has the right to market pursuant to joint operating agreements, unitization agreements or other similar contracts that are usual and customary in the oil and gas business and (c) other contracts for the purchase and/or sale of Hydrocarbons of third parties (i) which have generally offsetting provisions (i.e., corresponding pricing mechanics, delivery dates and points and volumes) such that no “position” is taken and (ii) for which appropriate credit support has been taken to alleviate the material credit risks of the counterparty thereto.

CREDIT AGREEMENT

Section 8.16 Accounts.

(a) The Obligors shall, and shall cause each Restricted Subsidiary to: (i) deposit or cause to be deposited directly, all Cash Receipts into one or more Deposit Accounts in which the Administrative Agent has been granted a first-priority Lien (subject to Excepted Liens of the type described in clause (e) of the definition thereof) and that, in each case, is listed on Schedule 7.25 (as the same may be supplemented by the Borrower from time to time upon delivery of a written supplement to the Administrative Agent) and is subject to an Account Control Agreement (in each case, other than amounts referred to in the definition of “Excluded Accounts”, which may be deposited in Excluded Accounts) and (ii) deposit or credit or cause to be deposited or credited directly, all securities and financial assets held or owned by (whether directly or indirectly), credited to the account of, or otherwise reflected as an asset on the balance sheet of, Holdings and the Consolidated Restricted Subsidiaries (including, without limitation, all marketable securities, treasury bonds and bills, certificates of deposit, investments in money market funds and commercial paper) into one or more Securities Accounts in which the Administrative Agent has been granted a first-priority Lien (subject to Excepted Liens of the type described in clause (e) of the definition thereof) and that is listed on Schedule 7.25 (as the same may be supplemented by the Borrower from time to time upon delivery of a written supplement to the Administrative Agent) and that is subject to an Account Control Agreement. When all of the General Unsecured Claims have been paid or settled, the General Unsecured Claims Account shall be either closed and any remaining proceeds deposited in a Deposit Account subject to an Account Control Agreement, or the General Unsecured Claims Account shall cease to be an Excluded Account and become subject to an Account Control Agreement.

(b) On or before the date that is 30 days following the Spinoff Part I Effective Date (or such later date as the Administrative Agent may agree in its reasonable discretion), the Borrower shall deliver to the Administrative Agent duly executed counterparts of an Account Control Agreement for each of New LINN’s and MidCo’s Deposit Accounts and Securities Accounts (other than Excluded Accounts) (the date of such delivery, the “Control Agreement Delivery Date”); provided that, until the Control Agreement Delivery Date, the aggregate balance in all of Holdings’ and MidCo’s Deposit Accounts and Securities Accounts not subject to an Account Control Agreement shall not exceed $500,000.

ARTICLE IX

Negative Covenants

Until the Commitments have expired or been terminated and the principal of and interest on each Loan and all fees payable hereunder and all other amounts payable under the Loan Documents have been paid in full (other than indemnities and other contingent obligations not then due and payable and as to which no claim has been made as of the time of determination) and all Letters of Credit shall have expired, terminated or have been cash collateralized (or as to which other arrangements satisfactory to the Administrative Agent and each Issuing Bank shall have been made) and all LC Disbursements shall have been reimbursed, each of the Obligors covenants and agrees with the Lenders that, and covenants and agrees to cause the Restricted Subsidiaries that:

Section 9.01 Financial Covenants.

(a) Maximum Net Leverage Ratio. Holdings will not permit, as of the last day of each fiscal quarter, beginning with the fiscal quarter ending September 30, 2017, the Net Leverage Ratio to exceed 4.00 to 1.00.

CREDIT AGREEMENT

(b) Current Ratio. Holdings will not permit, as of the last day of any fiscal quarter, beginning with the fiscal quarter ending September 30, 2017, the Current Ratio to be less than 1.00 to 1.00.

Section 9.02 Debt. The Obligors will not, and will not permit any of the Restricted Subsidiaries to, incur, create, assume or suffer to exist any Debt, except:

(a) the Loans, other Obligations and any guaranty of or suretyship arrangement in respect thereof.

(b) intercompany Debt between or among (i) the Borrower and any Subsidiary Guarantor, (ii) any Restricted Subsidiary that is not a Guarantor and any other Restricted Subsidiary that is not a Guarantor or (iii) the Borrower or any Subsidiary Guarantor to any Restricted Subsidiary that is not a Guarantor to the extent permitted by Section 9.05(g); provided that such Debt is not held, assigned, transferred, negotiated or pledged to any Person other than the Administrative Agent for the benefit of the Lenders, the Borrower or a Subsidiary Guarantor, and, provided further, that any such Debt for borrowed money (including without limitation intercompany receivables or other obligations) owed by either the Borrower or any Obligor shall be subordinated to the Obligations on the terms set forth in the Guarantee and Collateral Agreement.

(c) endorsements of negotiable instruments for collection in the ordinary course of business.

(d) Debt of the Borrower or the Restricted Subsidiaries (i) associated with bonds or surety obligations required by Governmental Requirements in connection with the operation of the Oil and Gas Properties in the ordinary course of business and (ii) comprised of guarantees of obligations of Restricted Subsidiaries under marketing agreements entered into in the ordinary course of business and which do not constitute Debt for borrowed money.

(e) Debt of the Borrower and the Restricted Subsidiaries under Capital Leases and Debt incurred to finance the purchase, construction or improvement of such capital assets (excluding real property interests) secured by Liens permitted by Section 9.03(c) in an aggregate principal amount not to exceed $25,000,000.

(f) Permitted Senior Notes and any guarantees thereof incurred after the Effective Date; provided that (i) both before and immediately after giving effect to the incurrence of such Debt, no Default, Event of Default or Borrowing Base Deficiency has occurred and is continuing or would result therefrom (after giving effect to any concurrent repayment of Debt with the proceeds thereof, the Borrowing Base adjustment under Section 2.07(e) and any prepayment made pursuant to Section 3.04(c)(iii)); (ii) such Debt and any guarantees thereof (A) are on terms and conditions that are not more restrictive, taken as a whole, than those contained in this Agreement and the other Loan Documents, as reasonably determined by the Borrower in good faith, and (B) do not contain financial covenants that are more restrictive than those contained in this Agreement and the other Loan Documents; (iii) immediately after the incurrence of such Debt, the Borrowing Base shall be adjusted in accordance with Section 2.07(e) and prepayment shall be made to the extent required by Section 3.04(c)(iii); (iv) such Debt does not have any scheduled

CREDIT AGREEMENT

principal amortization prior to the date that is 180 days after the Maturity Date; (v) such Debt does not mature sooner than the date that is 180 days after the Maturity Date; (vi) the economic terms of such Debt and any guarantees thereof, taken as a whole, are on market terms for issuers of similar size and credit quality given the then prevailing market conditions as reasonably determined by the Borrower in good faith; (vii) both before, and immediately after giving effect to, the incurrence of such Debt and any guarantees thereof, the Pro Forma Net Leverage Ratio shall not exceed 4.00 to 1.00; (viii) such Debt does not have any mandatory prepayment or redemption provisions which would require a mandatory prepayment or redemption thereof in priority to the Obligations; (ix) no Subsidiary or other Person is required to guarantee such Debt unless such Subsidiary or other Person has guaranteed the Obligations pursuant to the Guarantee and Collateral Agreement; (x) if such Debt is senior subordinated Debt, such Debt is expressly subordinate to the payment in full of all of the Obligations on terms and conditions reasonably satisfactory to the Administrative Agent and (xi) the Borrower shall have complied with Section 8.01(o).

(g) Permitted Refinancing Debt and any guarantees thereof, the proceeds of which shall be used concurrently with the incurrence thereof to refinance any outstanding Permitted Senior Notes permitted under Section 9.02(f) or to refinance any outstanding Refinanced Debt, as the case may be; provided that both before and immediately after giving effect to the incurrence of such Permitted Refinancing Debt (and the concurrent repayment of Permitted Senior Notes or Refinanced Debt, as the case may be, with the proceeds of such incurrence), no Default, Event of Default or Borrowing Base Deficiency shall have occurred and be continuing or would result therefrom.

(h) Debt in the form of guaranties by the Obligors of Debt of (i) the Borrower or any Subsidiary Guarantor permitted under this Section 9.02 or (ii) other Persons to the extent an Investment would be permitted in such Person under Section 9.05(g).

(i) other Debt in an aggregate principal amount not to exceed $30,000,000 at any one time outstanding.

Section 9.03 Liens. The Obligors will not, and will not permit any of the Restricted Subsidiaries to, create, incur, assume or permit to exist any Lien on any of their respective Properties (now owned or hereafter acquired), except:

(a) Liens securing the payment of any Obligations.

(b) Excepted Liens.

(c) Liens securing Capital Leases and Liens encumbering assets (and those described in subclause (ii) below) securing Debt incurred to finance the purchase, construction or improvement of such assets (and any refinancings thereof which do not increase the principal amount thereof); provided that (i) the principal amount of the Debt secured by a purchased asset shall not exceed one hundred percent (100%) of the purchase price of such asset, (ii) such Liens shall not extend to or encumber any other asset of the Obligors or the Restricted Subsidiaries other than the agreement, any related contracts, intangibles and other assets that are incidental thereto, including accessions thereto and replacements thereof, and proceeds and individual financings

CREDIT AGREEMENT

may be cross-collateralized with other asset specific acquisition/construction financings provided by such Person or its Affiliates, and (iii) such Liens shall attach to such purchased, constructed or improved asset within 180 days after such acquisition or the completion of such construction or improvement (or substantially contemporaneously with refinancings of such Debt which do not increase the principal amount thereof).

(d) Liens on Property of the Borrower and the Restricted Subsidiaries (other than proved Oil and Gas Properties or Property constituting Collateral) not otherwise permitted by any other clause of this Section 9.03; provided that the aggregate principal or face amount of all Debt secured under this Section 9.03(d) shall not exceed $15,000,000 at any time.

Section 9.04 Dividends, Distributions and Redemptions.

(a) Restricted Payments. The Obligors will not, and will not permit any of the Restricted Subsidiaries to, declare or make, or agree to pay or make, directly or indirectly, any Restricted Payment, return any capital to holders of its Equity Interests or make any distribution of its Property to its respective Equity Interest holders, except:

(i) each of Holdings, MidCo and the Parent may declare and pay dividends or distributions with respect to its Equity Interests payable solely in additional shares of its Equity Interests (other than Disqualified Capital Stock);

(ii) any Restricted Subsidiary of the Borrower may declare and pay dividends or distributions ratably with respect to its Equity Interests to its direct parent that is the Borrower or a Subsidiary Guarantor;

(iii) (A) the Borrower may declare and pay dividends or distributions to the Parent, to permit the Parent to pay (or the Borrower may pay on behalf of the Parent), (1) Taxes then due and owing by the Parent and (2) reasonable compensation and expenses of directors and officers of the Parent incurred in the ordinary course of business consistent with customary industry practice; (B) the Parent may declare and pay dividends or distributions to MidCo, to permit MidCo to pay (or the Parent may pay on behalf of MidCo), (1) Taxes then due and owing by MidCo and (2) reasonable compensation and expenses of directors and officers of the MidCo incurred in the ordinary course of business consistent with customary industry practice; and (C) MidCo may declare and pay dividends or distributions to Holdings, to permit Holdings to pay (or MidCo may pay on behalf of Holdings), (1) Taxes then due and owing by Holdings and (2) reasonable compensation and expenses of directors and officers of Holdings incurred in the ordinary course of business consistent with customary industry practice;

(iv) so long as, both before and immediately after giving effect thereto, each of the RP/Investment Conditions is satisfied: (A) the Borrower or any Restricted Subsidiary may declare and pay dividends or distributions to the Parent, the Parent may declare and pay dividends or distributions to MidCo, MidCo may declare and pay dividends and distributions to Holdings and Holdings may declare and pay dividends, in each case in cash, ratably with respect to its Equity Interests and (B) Holdings may repurchase or otherwise acquire, for cash, its Equity Interests (other than Disqualified Capital Stock or preferred equity) from the holders of its Equity Interests;

CREDIT AGREEMENT

(v) so long as (A) no Default or Event of Default has occurred and is continuing or would result therefrom and (B) the Equity Interests of such relevant Obligor or Restricted Subsidiary are not listed for trading on a national exchange at the time of vesting and/or settlement of an award made under such entity’s respective incentive equity plan, program or arrangement, then such Obligor or Restricted Subsidiary may withhold the number of Equity Interests otherwise deliverable pursuant to such award with a fair market value equal to the total income and employment taxes imposed as a result of the vesting and/or settlement of such award and may make such tax payment (or may make a payment in the amount of such tax payment to the holder of the award);

(vi) so long as no Default, Event of Default or Borrowing Base Deficiency has occurred and is continuing or would result therefrom, the Obligors or any Restricted Subsidiary may distribute, or make other Restricted Payments of, Equity Interests in Unrestricted Subsidiaries or Permitted Joint Ventures to the holders of their Equity Interests; and

(vii) subject to the satisfaction of the conditions set forth in Section 12.22, the Spinoff Part II Transactions to the extent constituting Restricted Payments or otherwise prohibited by this Section 9.04(a).

(b) Redemption or Repayment of Permitted Senior Notes or Permitted Refinancing Debt. The Obligors will not, and will not permit any Restricted Subsidiary to:

(i) call, make or offer to make any optional Redemption of or otherwise optionally Redeem whether in whole or in part or repay any Permitted Senior Notes or Permitted Refinancing Debt, except (A) with the proceeds of Permitted Refinancing Debt or (B) so long as, both before and immediately after giving effect thereto, each of the RP/Investment Conditions is satisfied; or

(ii) amend, modify, waive or otherwise change, consent or agree to any amendment, modification, waiver or other change to, any of the terms of any notes evidencing, or any indenture, agreement, instrument, certificate or other document relating to, any Permitted Senior Notes or Permitted Refinancing Debt if:

(A) the effect of such amendment, modification or waiver is to shorten the final maturity to a date that is earlier than the date that is 91 days after the Maturity Date, or increase the amount of any payment of principal thereof or increase the rate or shorten any period for payment of interest thereon or modify the method of calculating the interest rate;

(B) such action adds, amends, changes or otherwise modifies covenants, events of default or other agreements to the extent such covenants, events of default or other agreements are more restrictive, taken as a whole, than those contained in this Agreement or the other Loan Documents, or financial covenants that are more restrictive than those contained in this Agreement, in each case, as reasonably determined by the Borrower in good faith;

(C) such action requires the payment of a consent, amendment, waiver or other similar fee on the stated principal amount thereof, unless both before and immediately after giving effect thereto, each of the RP/Investment Conditions is satisfied; or

CREDIT AGREEMENT

(D) such action creates a security interest or adds collateral in favor of the holder; or

(iii) the effect of such amendment, modification or waiver is to designate any Permitted Senior Notes or Permitted Refinancing Debt as subordinate to any other Debt (other than the Obligations) unless such Permitted Senior Notes or Permitted Refinancing Debt is expressly subordinate to the payment in full of all of the Obligations on terms and conditions reasonably satisfactory to the Administrative Agent.

Section 9.05 Investments, Loans and Advances. The Obligors will not, and will not permit any of the Restricted Subsidiaries to, make or permit to remain outstanding any Investments in or to any Person, except that the foregoing restriction shall not apply to:

(a) Investments existing on the Effective Date set forth on Schedule 9.05;

(b) Investments consisting of extensions of credit in the nature of accounts receivable or notes receivable arising from the grant of trade credit in the ordinary course of business, and Investments received in satisfaction or partial satisfaction thereof from financially troubled account debtors to the extent reasonably necessary in order to prevent or limit loss;

(c) cash and Cash Equivalents;

(d) Investments (i) the consideration of which consists solely of common Equity Interests of Holdings, or warrants options or other rights to purchase or acquire common Equity Interests of Holdings or (ii) in an amount not to exceed the net cash proceeds of one or more offerings of common Equity Interests of Holdings (the “Qualifying Net Cash Proceeds”), in each case, to the extent not constituting a Change in Control; provided that, in the case of clause (ii) above: (A) both before, and immediately after giving effect to, any such Investment, no Default, Event of Default or Borrowing Base Deficiency has occurred and is continuing or would result therefrom and (B) any such Investment is made within 90 days after the receipt by Holdings of the Qualifying Net Cash Proceeds (provided that Qualifying Net Cash Proceeds shall be reduced on a dollar-for-dollar basis by any Restricted Payments made by Holdings in cash during such 90 day period prior to the making of Investments with such Qualifying Net Cash Proceeds);

(e) [Reserved];

(f) direct or indirect Investments in Equity Interests issued by (i) a Permitted Joint Venture solely as a result of the Disposition of Permitted Asset Sale Properties to such Permitted Joint Venture, to the extent permitted pursuant to Section 9.11(d) and (ii) Unrestricted Subsidiaries solely as a result of the Disposition of Permitted Asset Sale Properties to such Unrestricted Subsidiaries, to the extent permitted pursuant to Section 1.06, Section 9.11(d) and Section 9.21(b);

(g) Investments (i) directly or indirectly by the Parent, MidCo or Holdings in the Borrower or any Subsidiary Guarantor; (ii) made by the Borrower in or to any other Person that, prior to such Investment, is a Subsidiary Guarantor; (iii) made by any Restricted Subsidiary in or to the Borrower or any other Person that, prior to such Investment, is a Subsidiary Guarantor;

CREDIT AGREEMENT

(iv) made by any Restricted Subsidiary that is not a Guarantor in or to the Borrower or any other Restricted Subsidiary; or (v) made by any Obligor in any Restricted Subsidiary that is not a Subsidiary Guarantor; provided, that the aggregate amount at any time outstanding pursuant to this clause (v) shall not exceed $1,000,000;

(h) [Reserved];

(i) Consideration (other than cash consideration) received by an Obligor or a Restricted Subsidiary pursuant to a Disposition permitted under Section 9.11, to the extent such consideration is permitted pursuant to Section 9.11;

(j) Loans or advances to employees, officers or directors in the ordinary course of business of the Obligors or the Restricted Subsidiaries, in each case only as permitted by applicable law, including Section 402 of the Sarbanes Oxley Act of 2002, but in any event not to exceed $2,500,000 in the aggregate at any time;

(k) Investments in stock, obligations or securities received in settlement of debts arising from Investments permitted under this Section 9.05 owing to the Obligors or the Restricted Subsidiaries as a result of a bankruptcy or other insolvency proceeding of the obligor in respect of such debts or upon the enforcement of any Lien in favor of the Obligors or the Restricted Subsidiaries, provided that the Borrower shall give the Administrative Agent prompt written notice in the event that the aggregate amount of all Investments held at any one time under this Section 9.05(k) exceeds $1,000,000;

(l) Investments made in connection with the purchase, lease or other acquisition of tangible assets of any Person, and Investments made in connection with the purchase, lease or other acquisition of all or substantially all of the business of any Person, or all of the Equity Interests of any Person, so long as such Person becomes a Restricted Subsidiary immediately after giving effect to such Investment, or any division, line of business or business unit of any Person (including by the merger or consolidation of such Person into the Borrower or any Guarantor); provided that (i) the Borrower promptly complies with the requirements of Section 8.13 in connection with any newly acquired Restricted Subsidiary to the extent required thereby, (ii) no Default, Event of Default or Borrowing Base Deficiency exists both before and after giving effect to any such Investment and (iii) both before, and immediately after giving effect to any such Investment, the Pro Forma Net Leverage Ratio shall not exceed 4.00 to 1.00;

(m) Investments permitted by Section 9.10;

(n) Other Investments not to exceed in the aggregate at any time outstanding an amount equal to $25,000,000;

(o) Other Investments, so long as, both before and immediately after giving effect thereto, each of the RP/Investment Conditions is satisfied;

(p) Any guarantee permitted under Section 9.02; and

CREDIT AGREEMENT

(q) Subject to the satisfaction of the conditions set forth in Section 12.22, the Spinoff Part II Transactions to the extent constituting an Investment.

Section 9.06 Nature of Business. The Obligors will not, and will not permit any of the Restricted Subsidiaries to, allow any material change to be made in the character of its business as an independent oil and gas exploration and production company and activities reasonably incidental or related thereto. The Borrower and Obligors will not, and will not permit any of the Restricted Subsidiaries to, operate its business outside the geographical boundaries of the United States.

Section 9.07 Proceeds of Loans. The Borrower will not permit the proceeds of the Loans and Letters of Credit to be used for any purpose other than those permitted by Section 7.21. None of Holdings, MidCo, the Parent, the Borrower, their respective Subsidiaries or any Person acting on behalf of Holdings, MidCo, the Parent, the Borrower or their respective Subsidiaries has taken or will take any action which would cause any of the Loan Documents to violate Regulations T, U or X or any other regulation of the Board or to violate Section 7 of the Exchange Act. If requested by the Administrative Agent, the Borrower will furnish to the Administrative Agent a statement to the foregoing effect in conformity with the requirements of FR Form U-1 or such other form referred to in Regulation U, Regulation T or Regulation X of the Board, as the case may be. The Borrower will not request any Borrowing or Letter of Credit, and the proceeds of any Borrowing or Letter of Credit shall not, directly or indirectly, be used, or lent, contributed or otherwise made available to any Subsidiary, other Affiliate, joint venture partner or other Person, (A) in furtherance of an offer, payment, promise to pay, or authorization of the payment or giving of money, or anything else of value, to any Person in violation of any Anti-Corruption Laws or AML Laws, (B) for the purpose of funding, financing or facilitating any activity, business or transaction of or with any Sanctioned Person, or in any Sanctioned Country (including, but not limited to, transshipment or transit through a Sanctioned Country), or involving any goods originating in or with a Sanctioned Person or Sanctioned Country, or (C) in any manner that would result in the violation of any Sanctions by any Person (including any Person participating in the transactions contemplated hereunder, whether as underwriter, advisor, lender, issuing bank, investor or otherwise).

Section 9.08 ERISA Compliance. Except as would not reasonably be expected, individually or in the aggregate, to have a Material Adverse Effect or result in a Lien arising under ERISA or Section 430 of the Code, the Obligors or their respective Subsidiaries will not at any time:

(a) terminate, or permit any ERISA Affiliate to terminate, any Plan in a manner, or take any other action with respect to any Plan, which could result in any liability of the Obligors, any of their respective Subsidiaries or any ERISA Affiliate to the PBGC.

(b) contribute to or assume an obligation to contribute to, or permit any ERISA Affiliate to contribute to or assume an obligation to contribute to, any Multiemployer Plan.

CREDIT AGREEMENT

(c) acquire, or permit any ERISA Affiliate to acquire, an interest in any Person that causes such Person to become an ERISA Affiliate with respect to the Obligors or their respective Subsidiaries or with respect to any ERISA Affiliate of the Obligors or their respective Subsidiaries if such Person sponsors, maintains or contributes to, or at any time in the six-year period preceding such acquisition has sponsored, maintained, or contributed to, (i) any Multiemployer Plan, or (ii) any other plan that is subject to Title IV of ERISA under which the actuarial present value of the benefit liabilities under such Plan exceeds the current value of the assets (computed on a plan termination basis in accordance with Title IV of ERISA) of such Plan allocable to such benefit liabilities.

(d) engage in, or permit any ERISA Affiliate to engage in, any transaction in connection with which the Obligors, their respective Subsidiaries or any ERISA Affiliate could be subject to either a civil penalty assessed pursuant to subsections (c), (i), (l) or (m) of Section 502 of ERISA or a tax imposed by Chapter 43 of Subtitle D of the Code.

(e) fail to make, or permit any ERISA Affiliate to make, full payment when due of all amounts which, under the provisions of any Plan, agreement relating thereto or applicable law, any Obligor, any of their respective Subsidiaries or any ERISA Affiliate is required to pay as contributions thereto.

(f) permit to exist, or allow any ERISA Affiliate to permit to exist, any waived funding deficiency within the meaning of Section 302 of ERISA or Section 412 of the Code with respect to any Plan.

(g) permit, or allow any ERISA Affiliate to permit, the actuarial present value of the benefit liabilities under any Plan that is subject to Title IV of ERISA to exceed the current value of the assets (computed on a plant termination basis in accordance with Title IV of ERISA) of such Plan allocable to such benefit liabilities. The term “actuarial present value of the benefit liabilities” shall have the meaning specified in Section 4041 of ERISA.

(h) incur, or permit any ERISA Affiliate to incur, a liability to or on account of a Plan under Sections 515, 4062, 4063, 4064, 4201 or 4204 of ERISA.

(i) contribute to or assume an obligation to contribute to, or permit any ERISA Affiliate to contribute to or assume an obligation to contribute to, any employee welfare benefit plan, as defined in Section 3(1) of ERISA, including any such plan maintained to provide benefits to former employees of such entities, that may not be terminated by such entities in their sole discretion at any time without any material liability.

(j) permit any Plan to (i) fail to satisfy the minimum funding standard applicable to the Plan for any plan year pursuant to Section 412 of the Code or Section 302 of ERISA (determined without regard to Section 412(c) of the Code or Section 302(c) of ERISA), (ii) be in at-risk status (within the meaning of Section 430 of the Code or Section 303 of ERISA) for a plan year, or (iii) fail to satisfy the requirements of Section 436 of the Code or Section 206(g) of ERISA.

Section 9.09 Sale or Discount of Receivables . Except for receivables obtained by the Obligors or the Restricted Subsidiaries out of the ordinary course of business or the settlement of joint interest billing accounts in the ordinary course of business or discounts granted to settle collection of accounts receivable or the sale of defaulted accounts arising in the ordinary

CREDIT AGREEMENT

course of business in connection with the compromise or collection thereof and not in connection with any financing transaction, none of the Obligors or any of the Restricted Subsidiaries will discount or sell (with or without recourse) any of its notes receivable or accounts receivable.

Section 9.10 Mergers, Etc. The Obligors will not, and will not permit any of the Restricted Subsidiaries to, merge into or with or consolidate with any other Person, or permit any other Person to merge into or consolidate with it, or sell, lease or otherwise dispose of (whether in one transaction or in a series of related transactions) all or substantially all of its Property to any other Person (any such transaction, a “consolidation”) or liquidate, wind-up or dissolve (or suffer any liquidation or dissolution), terminate or discontinue its business (any such transaction, a “wind-up”); provided that (a) so long as no Default, Event of Default or Borrowing Base Deficiency has occurred and is continuing or would result therefrom, any Restricted Subsidiary of the Borrower may participate in a consolidation with the Borrower in a transaction in which the Borrower is the surviving entity or transferee and in which the Borrower remains a domestic entity, (b) so long as no Default, Event of Default or Borrowing Base Deficiency has occurred and is continuing or would result therefrom, any Subsidiary Guarantor may participate in a merger or consolidation with any other Subsidiary Guarantor, (c) so long as (i) no Default, Event of Default or Borrowing Base Deficiency has occurred and is continuing or would result therefrom and (ii) after giving effect thereto, the Obligors are in compliance with Section 8.13, any Restricted Subsidiary may sell, transfer, lease or otherwise dispose of its assets to the Borrower or to a Subsidiary Guarantor, (d) any Restricted Subsidiary may wind-up if the Borrower determines in good faith that such wind-up is in the best interests of the Borrower and is not materially disadvantageous to the Lenders and (i) with respect to any Subsidiary Guarantor, provides written notice to the Administrative Agent not less than five (5) days (or less, as the Administrative Agent may agree in its sole discretion) prior to such wind-up, (ii) distributes all Property of the entity subject of the wind-up to the Borrower or another Restricted Subsidiary, and (iii) complies in all respects with all covenants and agreements in the Loan Documents to provide the Administrative Agent with perfected first-priority liens (subject to Excepted Liens) on all Property so distributed, (e) any Restricted Subsidiary that is not a Guarantor may participate in a merger or consolidation with any other Restricted Subsidiary; provided that if any Guarantor participates in such merger or consolidation, a Guarantor shall be the surviving Person; (f) Obligors and their Restricted Subsidiaries may engage in Investments permitted by Section 9.05(l) and Dispositions permitted by Section 9.11, and (g) subject to the satisfaction of the conditions set forth in Section 12.22, the Spinoff Part II Transactions.

Section 9.11 Disposition of Properties. The Obligors will not, and will not permit any of the Restricted Subsidiaries to, Dispose of any Property, except the below listed transactions:

(a) the Disposition of inventory, including Hydrocarbons and geological and seismic data, in the ordinary course of business;

(b) unless a Default or an Event of Default has occurred and is continuing or would result therefrom,

(i) Disposition of Properties to the extent permitted by Section 9.04(a), Section 9.05, and Section 9.10;

CREDIT AGREEMENT

(ii) the Disposition of equipment or other Property (other than Oil and Gas Properties) that is either obsolete, worn-out or no longer necessary or useful for the business of the Borrower or any Restricted Subsidiary or is promptly replaced by equipment or Property of at least comparable value;

(iii) subject to Section 2.07(f) and the Borrower’s compliance with Section 3.04(c)(iii), Dispositions of Oil and Gas Properties or any interest therein or the Disposition of any Equity Interests of any Restricted Subsidiary directly or indirectly owning Oil and Gas Properties in an aggregate fair market value not to exceed $10,000,000 during any consecutive 12-month period; provided that the consideration received in respect of such Disposition shall be equal to or greater than the fair market value of the Oil and Gas Property, interest therein or Restricted Subsidiary subject of such Disposition (as reasonably determined a Responsible Officer of the Borrower and, if requested by the Administrative Agent, the Borrower shall deliver a certificate of a Responsible Officer of the Borrower certifying to that effect); provided further that if any such Disposition is of a Restricted Subsidiary owning Oil and Gas Properties, such Disposition shall include all the Equity Interests of such Restricted Subsidiary;

(iv) subject to Section 2.07(f) and the Borrower’s compliance with Section 3.04(c)(iii), Dispositions of any Oil and Gas Properties or any interest therein or the Disposition of any Equity Interests of any Restricted Subsidiary directly or indirectly owning Oil and Gas Properties; provided that (A) at least seventy-five percent (75%) of the consideration received in respect of such Disposition shall be cash or Cash Equivalents, (B) the consideration received in respect of such Disposition shall be equal to or greater than the fair market value of the Oil and Gas Property, interest therein or Restricted Subsidiary subject of such Disposition (as reasonably determined by a Financial Officer of the Borrower, or if the aggregate consideration received in respect of such Disposition exceeds $50,000,000, the board of directors (or equivalent body) of Holdings and, if requested by the Administrative Agent, the Borrower shall deliver a certificate of a Responsible Officer of the Borrower certifying to that effect) and (C) if any such Disposition is of a Restricted Subsidiary owning Oil and Gas Properties, such Disposition shall include all the Equity Interests of such Restricted Subsidiary;

(c) Farm-outs of undeveloped acreage or acreage to which no proved reserves in which the Borrower or any Restricted Subsidiary has an interest are attributable and assignments in connection with such farm-outs, in each case in the ordinary course of business (for purposes of this clause, farm-out means any contract whereby any Oil and Gas Property, or any interest therein, may be earned by one party, by the drilling or committing to drill one or more wells by that party, whether directly or indirectly);

(d) so long as no Default, Event of Default or Borrowing Base Deficiency has occurred and is continuing, Dispositions of the Permitted Asset Sale Properties;

(e) so long as no Default, Event of Default or Borrowing Base Deficiency has occurred and is continuing, Dispositions of Equity Interests in Unrestricted Subsidiaries and Permitted Joint Ventures;

CREDIT AGREEMENT

(f) so long as no Default, Event of Default or Borrowing Base Deficiency has occurred and is continuing, (i) any Obligor or any Restricted Subsidiary may Dispose of its Properties to the Borrower or to a Subsidiary Guarantor, so long as, after giving effect thereto, the Obligors are in compliance with Section 8.13 without giving effect to any grace periods specified in such section, and (y) any Restricted Subsidiary that is not a Guarantor may Dispose of its Properties to any other Restricted Subsidiary that is not a Subsidiary Guarantor;

(g) the Disposition of cash and Cash Equivalents in the ordinary course of business;

(h) the write-off, discount, sale or other disposition of defaulted or past-due receivables and similar obligations in the ordinary course of business;

(i) any exchange or swap of Property; provided, that (A) such exchange or swap is for cash and/or other Oil and Gas Property located in the United States, (B) such consideration received in respect of such exchange or swap is equal to or greater than the fair market value of the Property subject of such exchange or swap (as reasonably determined in good faith by a Financial Officer of the Borrower) and (C) if the Property exchanged or swapped constitutes Borrowing Base Properties, such exchange or swap shall be subject to Section 2.07(f) and Section 3.04(c)(iii) (provided further that if any Borrowing Base Deficiency then exists or would result therefrom, the Borrower shall have made a mandatory prepayment concurrently with the consummation of such exchange or swap, so that, after giving effect thereto, no Borrowing Base Deficiency shall exist or result therefrom);

(j) Casualty Events; provided that with respect to any Casualty Event of a Borrowing Base Property, Section 2.07(f) and Section 3.04(c)(iii) shall apply;

(k) Dispositions of Properties not regulated by Section 9.11(a) through (j) having a fair market value not to exceed $10,000,000 during any 12-month period; and

(l) Subject to the satisfaction of the conditions set forth in Section 12.22, the Spinoff Part II Transactions to the extent constituting a Disposition.

Section 9.12 Environmental Matters. The Obligors will not, and will not permit any Subsidiary to, cause or permit any of its Property to be in violation of, or do anything or permit anything to be done which will subject any such Property to any Remedial Work under any Environmental Laws, assuming disclosure to the applicable Governmental Authority of all relevant facts, conditions and circumstances, if any, pertaining to such Property where such violations or remedial obligations could reasonably be expected to have a Material Adverse Effect.

Section 9.13 Transactions with Affiliates. The Obligors will not, and will not permit any Restricted Subsidiary to, enter into any transaction, including, without limitation, any purchase, sale, lease or exchange of Property or the rendering of any service, with any Affiliate (other than the Guarantors, the Borrower, and Wholly-Owned Subsidiaries of the Borrower) unless such transactions are otherwise permitted under this Agreement and are upon terms substantially as favorable to it as it would obtain in a comparable arm’s length transaction with a Person not an Affiliate; provided that the foregoing shall not apply to:

(a) any Restricted Payment permitted by Section 9.04;

CREDIT AGREEMENT

(b) the payment of reasonable and customary directors’ and officers’ fees and other benefits to Persons who are not otherwise Affiliates of the Borrower or any Subsidiary;

(c) any employment or severance or other employee compensation, arrangement or plan or any amendment thereto, entered into by the Obligors or the Restricted Subsidiaries in the ordinary course of business or which is customary in the oil and gas business, and payments, awards, grants or issuances of Equity Interests pursuant thereto; and

(d) provision of officers’ and directors’ indemnification and insurance in the ordinary course of business to the extent permitted by law;

(e) transactions described in Section 9.05(f) or Section 9.11(d); provided that such transactions are on fair and reasonable financial terms from the perspective of the applicable Obligor or Restricted Subsidiary, as applicable, as reasonably determined in good faith by a Financial Officer of the Borrower, or if the aggregate value of such transaction (or series of related transactions) exceeds or is expected to exceed $50,000,000, the board of directors (or equivalent body) of Holdings;

(f) customary administrative, management and transition services provided by employees and management of the Obligors or the Restricted Subsidiaries in the ordinary course of business to any Unrestricted Subsidiary, any Permitted Joint Venture, Roan Resources, Blue Mountain, New LINN and/or any of their respective subsidiaries, and the use by such Persons of administrative supplies, office space and office equipment, in each case to the extent subject to fair and reasonable compensation, reimbursement, cost-sharing and indemnification arrangements with such Persons as reasonably approved in good faith by a Financial Officer of the Borrower; and

(g) subject to the satisfaction of the conditions set forth in Section 12.22, the Spinoff Part II Transactions.

Section 9.14 Negative Pledge Agreements; Dividend Restrictions. The Obligors will not, and will not permit any of the Restricted Subsidiaries to, create, incur, assume or suffer to exist any contract, agreement or understanding (other than this Agreement or the Security Instruments) that in any way prohibits or restricts the granting, conveying, creation or imposition of any Lien on any of its Property in favor of the Administrative Agent and the Lenders to secure the Obligations or restricts any Restricted Subsidiary from paying dividends or making distributions to the Borrower or any Guarantor, or which requires the consent of or notice to other Persons in connection therewith; provided, however, that the preceding restrictions will not apply to encumbrances or restrictions arising under or by reason of (a) any leases (other than leases of Oil and Gas Properties) or licenses or similar contracts as they affect any Property or Lien subject to such lease or license, (b) any restriction imposed pursuant to any agreement entered into for the Disposition of any Property otherwise permitted hereunder prior to the closing of such Disposition as they affect the Property subject to such pending Disposition, (c) any restriction imposed on the granting, conveying, creation or imposition of any Lien on any Property of the Obligors or the Restricted Subsidiaries imposed by any contract, agreement or understanding related to the Liens permitted under Section 9.03(c) so long as such restriction only applies to the Property permitted to be encumbered by such Liens, (d) restrictions imposed by any Governmental Authority or under

CREDIT AGREEMENT

any Governmental Requirement, (e) restrictions in the instruments creating an Excepted Lien of the type described in clause (f) of the definition thereof, so long as such restriction only applies to the Property permitted to be encumbered by such Liens, (g) customary supermajority voting provisions and other customary provisions with respect to the disposition or distribution of assets, each contained in corporate charters, bylaws, stockholders’ agreements, limited liability company agreements, partnership agreements, joint venture agreements and other similar agreements entered into in the ordinary course of business of the Obligors or the Restricted Subsidiaries and (h) solely with respect to restrictions on the paying of dividends or making distributions to the Borrower or Guarantor, obligations that are binding on a Person at the time such Person first becomes a Restricted Subsidiary of the Borrower, so long as such obligations are not entered into in contemplation of such Person becoming a Restricted Subsidiary and such Restricted Subsidiary is an Immaterial Subsidiary hereunder.

Section 9.15 Gas Imbalances, Take-or-Pay or Other Prepayments. The Obligors will not, and will not permit any of the Restricted Subsidiaries to, allow gas imbalances, take-or-pay or other prepayments (excluding firm transportation contracts entered into in the ordinary course of business) with respect to the Oil and Gas Properties of the Borrower or the Restricted Subsidiaries that would require the Borrower or such Restricted Subsidiary to deliver, in the aggregate, two percent (2%) or more of the monthly production of Hydrocarbons at some future time without then or thereafter receiving full payment therefore.

Section 9.16 Swap Agreements.

(a) The Obligors will not, and will not permit any of the Restricted Subsidiaries to, enter into (or, in the case of Section 9.16(a)(ii) below, permit to exist) any Swap Agreements with any Person, except:

(i) Swap Agreements in respect of oil and gas commodities (x) with an Approved Counterparty and (y) the notional volumes for which (when aggregated with the notional volumes under all other commodity Swap Agreements then in effect other than swaps covering (A) basis differential or (B) oil spread timing risks, in each case on volumes already hedged pursuant to other Swap Agreements) do not exceed, as of the date such Swap Agreement is executed, (I) for each calendar month in the remainder of the then current calendar year and for the period of four calendar years thereafter, 80% of the reasonably anticipated projected production (from the proved Oil and Gas Properties based upon the Borrower’s internal projections) for each such month during which such Swap Agreement is in effect, for each of crude oil and natural gas, calculated separately, and (II) for each calendar month thereafter, 70% of the reasonably anticipated projected production (from the proved Oil and Gas Properties based upon the Borrower’s internal projections) for each such month during the period during which such Swap Agreement is in effect, for each of crude oil and natural gas, calculated separately, and

(ii) Swap Agreements in respect of interest rates with an Approved Counterparty, which effectively convert interest rates from floating to fixed, the notional amounts of which (when aggregated with all other Swap Agreements of the Obligors or their respective Subsidiaries then in effect effectively converting interest rates from floating to fixed) do not exceed at any time 100% of the then outstanding principal amount of the Borrower’s Debt for borrowed money which bears interest at a floating rate.

CREDIT AGREEMENT

(b) If, at any time, the Borrower determines that the notional amounts of Swap Agreements in respect of interest rates exceed 100% of the then outstanding principal amount of the Borrower’s Debt for borrowed money which bears interest at a floating rate, then the Borrower shall, within thirty (30) days of such determination, terminate, create off-setting positions or otherwise unwind existing Swap Agreements in order to comply with this Section 9.16.

(c) Notwithstanding anything to the contrary in this Section 9.16, there shall be no prohibition against the Borrower or any Restricted Subsidiary entering into any “put” contracts or commodity price floors with an Approved Counterparty so long as (i) such agreements are entered into for non-speculative purposes and in the ordinary course of business for the purpose of hedging against fluctuations of commodity prices, (ii) such agreements are not related to corresponding calls, collars or swaps and (iii) neither the Borrower nor any Restricted Subsidiary has any payment obligation other than premiums and charges the total amount of which are fixed and known at the time such agreement is entered into.

Section 9.17 Tax Status. Neither the Borrower, the Parent nor MidCo shall elect to be classified as a corporation for U.S. federal income tax purposes. Holdings shall not alter its status as a subchapter C corporation for U.S. federal income tax purposes.

Section 9.18 Subsidiaries. Neither the Borrower nor any Restricted Subsidiary shall have any Restricted Subsidiary (a) that is a Foreign Subsidiary or (b) that is not a Wholly-Owned Subsidiary.

Section 9.19 Account Control Agreements. The Obligors will not, and will not permit any Restricted Subsidiary to deposit, credit or otherwise transfer any Cash Receipts, securities, financial assets or any other Property into, any Deposit Account or Securities Account other than (a) Deposit Accounts and Securities Accounts in which the Administrative Agent has been granted a first-priority Lien (subject to Excepted Liens of the type described in clause (e) of the definition thereof) and that, in each case, is listed on Schedule 7.25 and is subject to an Account Control Agreement and (b) Excluded Accounts (solely with respect to amounts referred to in the definition thereof).

Section 9.20 Parent Guarantors. Notwithstanding anything to the contrary contained herein or in any other Loan Document, (a) the Parent shall not engage in any operating or business activities or other transactions (other than the Spinoff Part II Transactions) other than its ownership of the Borrower and shall not directly hold Equity Interests of any subsidiary other than (i) its ownership of the Borrower, (ii) to the extent that the Equity Interests in Roan Resources and/or Blue Mountain have been distributed to the Parent in accordance with Section 9.04(a)(vi), its ownership of Roan Resources and/or Blue Mountain, and (iii) to the extent that the Equity Interests in Ultimate Holdings have been distributed to the Parent in accordance with the Spinoff Part II Transactions, its ownership of Ultimate Holdings prior to the Spinoff Part II Effective Date; (b) MidCo shall not engage in any operating or business activities or other transactions (other than the Spinoff Part II Transactions) other than its ownership of the Parent and shall not directly hold Equity Interests of any subsidiary other than (i) its ownership of the Parent, (ii) to the extent that the Equity Interests in Roan Resources and/or Blue Mountain have been distributed to Holdings in accordance with Section 9.04(a)(vi), its ownership of Roan Resources and/or Blue Mountain, and (iii) to the extent that the Equity Interests in Ultimate Holdings have been distributed to MidCo

CREDIT AGREEMENT

in accordance with the Spinoff Part II Transactions, its ownership of Ultimate Holdings prior to the Spinoff Part II Effective Date; and (c) Holdings shall not engage in any operating or business activities or other transactions (other than the Spinoff Part II Transactions) other than its ownership of MidCo and shall not directly hold Equity Interests of any subsidiary other than (i) its ownership of MidCo, (ii) to the extent that the Equity Interests in Roan Resources and/or Blue Mountain have been distributed to Holdings in accordance with Section 9.04(a)(vi), its ownership of Roan Resources and/or Blue Mountain, and (iii) to the extent that the Equity Interests in Ultimate Holdings have been distributed to Holdings in accordance with the Spinoff Part II Transactions, its ownership of Ultimate Holdings prior to the Spinoff Part II Effective Date.

Notwithstanding anything to the contrary herein, the Parent, MidCo and Holdings shall be permitted to engage in the following activities: (i) the maintenance of its legal existence (including the ability to incur fees, costs and expenses relating to such maintenance), (ii) the performance of its obligations with respect to the Loan Documents, (iii) payment of Taxes, (iv) conduct of financial audits as provided hereunder, (v) providing indemnification to officers, managers and directors, (vi) making Restricted Payments to holders of its Equity Interests to the extent permitted by Section 9.04, (vii) the issuance of Debt to the extent permitted by Sections 9.02(f), (g), (h) and (i), and (viii) any other activities incidental or reasonably related to the foregoing.

Section 9.21 Certain Restrictions with respect to Permitted Asset Sale Properties and Unrestricted Subsidiaries and Permitted Joint Ventures.

(a) The Obligors will not, and will not permit any of the Restricted Subsidiaries to invest or otherwise fund any operations, maintenance or other improvement of the Permitted Asset Sale Properties using the proceeds of the Loans, cash constituting Collateral of the Lenders or proceeds of Collateral; provided, that the Borrower or any Restricted Subsidiary may (i) fund any such cost associated with the Permitted Asset Sale Properties from such sources, in each case, subject to all other restrictions set forth in this Agreement and subject to the Collateral requirements herein and in the other Loan Documents, so long as both before, and immediately after giving effect thereto, (A) no Borrowing Base Deficiency, Default or Event of Default has occurred and is continuing or would result therefrom, (B) the Pro Forma Net Leverage Ratio shall be less than 2.50 to 1.00 and (C) at least eighty percent (80%) of the Commitments are unused and (ii) make any payments required to be made under the Engineering and Construction Agreement and Equipment Supply Agreement, each between Linn Midstream, LLC and BCCK Engineering, Inc. related to the construction of the Chisholm Midstream Assets, in each case, as in effect on the Effective Date (without giving effect to amendments, modifications or supplements thereto), so long as both before, and immediately after giving effect thereto, no Borrowing Base Deficiency, Default or Event of Default has occurred and is continuing or would result therefrom.

(b) Notwithstanding any other provision in this Agreement to the contrary, the Obligors:

(i) will cause the management, business and affairs of its Unrestricted Subsidiaries to be conducted in such a manner, including, without limitation, by keeping separate books of account, furnishing separate financial statements of Unrestricted Subsidiaries or Permitted Joint Ventures to creditors and potential creditors thereof and shall not permit Properties of Obligors and the Restricted Subsidiaries to be commingled with Properties of Unrestricted Subsidiaries; in each case, so that each Unrestricted Subsidiary and Permitted Joint Venture that is a corporation will be treated as a corporate entity separate and distinct from Obligors and the Restricted Subsidiaries;

CREDIT AGREEMENT

(ii) will not, and will not permit any of their Restricted Subsidiaries to, incur, assume, guarantee or be or become liable for any Debt of any of the Unrestricted Subsidiaries or Permitted Joint Ventures;

(iii) will not permit any Unrestricted Subsidiary or Permitted Joint Venture to hold any Equity Interest in, or any Debt of, any Obligor or any Restricted Subsidiary; and

(iv) will not engage in any transactions with, or permit any the Restricted Subsidiaries to engage in any transaction with an Unrestricted Subsidiary or Permitted Joint Venture other than transactions that are permitted by Section 9.13.

Section 9.22 Sale and Leaseback Transactions. The Obligors will not, and will not permit any Restricted Subsidiaries to, enter into any Sale and Leaseback Transactions.

Section 9.23 Organizational Documents. The Obligors will not, and will not permit any of the Restricted Subsidiaries to, amend, modify or supplement in any material respect (or vote to enable, or take any other action to permit, such amendment, modification or supplement of) any Organizational Document of the Obligors or such Restricted Subsidiaries in any manner adverse to the interests of the Administrative Agent and the Lenders.

ARTICLE X

Events of Default; Remedies

Section 10.01 Events of Default . One or more of the following events shall constitute an “Event of Default”:

(a) the Borrower shall fail to pay any principal of any Loan or any reimbursement obligation in respect of any LC Disbursement when and as the same shall become due and payable, whether at the due date thereof or at a date fixed for prepayment thereof, by acceleration or otherwise.

(b) the Borrower shall fail to pay any interest on any Loan or any fee or any other amount (other than an amount referred to in Section 10.01(a)) payable under any Loan Document, when and as the same shall become due and payable, and such failure shall continue unremedied for a period of three (3) Business Days.

(c) any representation or warranty made or deemed made by or on behalf of the Borrower or any Guarantor in or in connection with any Loan Document or any amendment or modification of any Loan Document or waiver under such Loan Document, or in any report, certificate, financial statement or other document furnished pursuant to or in connection with any Loan Document or any amendment or modification thereof or waiver thereunder, shall prove to have been incorrect in any material respect when made or deemed made.

CREDIT AGREEMENT

(d) the Borrower, any Guarantor or any Restricted Subsidiary shall fail to observe or perform any covenant, condition or agreement contained in, Schedule 6.03, Section 8.02 Section 8.03 (with respect to the legal existence of the Borrower or any Guarantor), Section 8.13, Section 8.16 or in ARTICLE IX.

(e) the Borrower, any Guarantor or any Restricted Subsidiary shall fail to observe or perform any covenant, condition or agreement contained in this Agreement (other than those specified in Section 10.01(a) to (d) or (f) to (n)) or any other Loan Document, and such failure shall continue unremedied for a period of 30 days after the earlier to occur of (i) notice thereof from the Administrative Agent to the Borrower (which notice will be given at the request of any Lender) or (ii) a Responsible Officer of the Obligors or any Restricted Subsidiary otherwise becoming aware of such failure.

(f) the Borrower or any Guarantor shall fail to make any payment (whether of principal or interest and regardless of amount) in respect of any Material Debt, when and as the same shall become due and payable (after the expiration of any applicable period of grace and/or notice and cure period).

(g) any event or condition occurs (after the expiration of any applicable period of grace and/or notice and cure period) that (i) results in any Material Debts becoming due prior to its scheduled maturity or (ii) that enables or permits the holder or holders of any Material Debt or any trustee or agent on its or their behalf to cause any Material Debt to become due, or to require the Redemption thereof or any offer to Redeem to be made in respect thereof, prior to its scheduled maturity or require the Obligors to make an offer in respect thereof.

(h) an involuntary proceeding shall be commenced or an involuntary petition shall be filed seeking (i) liquidation, reorganization or other relief in respect of any Obligor or its or their respective debts, or of a substantial part of its or their respective assets, under any federal, state or foreign bankruptcy, insolvency, receivership or similar law now or hereafter in effect or (ii) the appointment of a receiver, trustee, custodian, sequestrator, conservator or similar official for any Obligor or for a substantial part of its or their respective assets, and, in any such case, such proceeding or petition shall continue undismissed for sixty (60) days or an order or decree approving or ordering any of the foregoing shall be entered.

(i) any Obligor shall (i) voluntarily commence any proceeding or file any petition seeking liquidation, reorganization or other relief under any federal, state or foreign bankruptcy, insolvency, receivership or similar law now or hereafter in effect, (ii) consent to the institution of, or fail to contest in a timely and appropriate manner, any proceeding or petition described in Section 10.01(h), (iii) apply for or consent to the appointment of a receiver, trustee, custodian, sequestrator, conservator or similar official for any Obligor or for a substantial part of its or their respective assets, (iv) file an answer admitting the material allegations of a petition filed against it in any such proceeding, (v) make a general assignment for the benefit of creditors or (vi) take any action for the purpose of effecting any of the foregoing; or the holders of any Equity Interests of Holdings, MidCo, the Parent or the Borrower shall make any request or take any action for the purpose of calling a meeting of the shareholders or members of Holdings, MidCo, the Parent or the Borrower, as applicable, to consider a resolution to dissolve and wind-up Holdings’, MidCo’s, the Parent’s or the Borrower’s affairs.

CREDIT AGREEMENT

(j) any Obligor shall become unable, admit in writing its inability or fail generally to pay its debts as they become due.

(k) (i) one or more judgments for the payment of money in an aggregate amount in excess of $25,000,000 (to the extent not covered by independent third-party insurance provided by reputable and financially sound insurers as to which the insurer has not issued a notice denying coverage and is not subject to an insolvency proceeding) or (ii) any one or more non-monetary judgments that have, or could reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect, shall be rendered by a court of competent jurisdiction against any Obligor or any Restricted Subsidiary or any combination thereof and the same shall remain undischarged or unsatisfied for a period of thirty (30) consecutive days during which execution shall not be effectively stayed, or any action shall be legally taken by a judgment creditor to attach or levy upon any material assets of any Obligor or any Restricted Subsidiary to enforce any such judgment.

(l) the Loan Documents after delivery thereof shall for any reason, except to the extent permitted by the terms thereof, cease to be in full force and effect and valid, binding and enforceable in accordance with their terms against any Obligor party thereto or shall be repudiated by any of them, or any Obligor shall so state in writing; or the Loan Documents after delivery thereof cease to create a valid and perfected Lien of the priority required thereby on any material portion of Collateral purported to be covered thereby, except to the extent permitted by the terms of this Agreement, or any Obligor shall so state in writing.

(m) an ERISA Event shall have occurred that, when taken together with all other ERISA Events that have occurred, could reasonably be expected to have a Material Adverse Effect or result in a Lien arising under ERISA or Section 430 of the Code.

(n) a Change in Control shall occur.

Section 10.02 Remedies.

(a) In the case of an Event of Default other than one described in Section 10.01(h) or Section 10.01(i) at any time thereafter during the continuance of such Event of Default, the Administrative Agent may, and at the request of the Majority Lenders, shall, by notice to the Borrower, take either or both of the following actions, at the same or different times: (i) terminate the Commitments, and thereupon the Commitments shall terminate immediately, and (ii) declare the Notes and the Loans then outstanding to be due and payable in whole (or in part, in which case any principal not so declared to be due and payable may thereafter be declared to be due and payable), and thereupon the principal of the Loans so declared to be due and payable, together with accrued interest thereon and all fees and other obligations of the Borrower and the Guarantors accrued hereunder and under the Notes and the other Loan Documents (including, without limitation, the payment of cash collateral to secure the LC Exposure as provided in Section 2.08(j)), shall become due and payable immediately, without presentment, demand, protest, notice of intent to accelerate, notice of acceleration or other notice of any kind, all of which are hereby waived by the Borrower and each Guarantor; and in case of an Event of Default described in Section 10.01(h) or Section 10.01(i), the Commitments shall automatically terminate and the Notes and the principal of the Loans then outstanding, together with accrued interest thereon and all fees and the other obligations of the Borrower and the Guarantors accrued hereunder and under the Notes and the

CREDIT AGREEMENT

other Loan Documents (including, without limitation, the payment of cash collateral to secure the LC Exposure as provided in Section 2.08(j)), shall automatically become due and payable, without presentment, demand, protest or other notice of any kind, all of which are hereby waived by the Borrower and each Guarantor.

(b) In the case of the occurrence of an Event of Default, the Administrative Agent and the Lenders will have all other rights and remedies available at law and equity.

(c) Except as provided in Section 4.04, all proceeds realized from the liquidation or other disposition of Collateral or otherwise received after maturity of the Loans, whether by acceleration or otherwise, shall be applied: first, to payment or reimbursement of that portion of the Obligations constituting fees, expenses and indemnities payable to the Administrative Agent in its capacity as such; second, pro rata to payment or reimbursement of that portion of the Obligations constituting fees, expenses and indemnities payable to the Lenders; third, pro rata to payment of accrued interest on the Loans; fourth, pro rata to payment of (i) principal outstanding on the Loans, (ii) reimbursement obligations in respect of Letters of Credit pursuant to Section 2.08(e) (and cash collateralization of LC Exposure hereunder), (iii) Secured Swap Obligations owing to Secured Swap Parties and (iv) Secured Cash Management Obligations owing to Secured Cash Management Providers; fifth, pro rata to any other Obligations; and sixth, any excess, after all of the Obligations shall have been paid in full in cash, shall be paid to the Borrower or as otherwise required by any Governmental Requirement; provided that, for the avoidance of doubt, Excluded Swap Obligations with respect to any Guarantor shall not be paid with amounts received from such Guarantor or its assets, but appropriate adjustments shall be made with respect to payments from the Borrower and any other Guarantors to preserve the allocation to Obligations otherwise set forth above in this Section 10.02(c).

(d) Without limiting any other provision of this Article X, after the occurrence of, and during the continuation of, an Event of Default, the Administrative Agent may give instructions directing the disposition of funds, securities or other Property credited or deposited into any Deposit Account or Securities Account subject to an Account Control Agreement (including without limitation sweeping such proceeds for payment of the Obligations) and/or withhold any withdrawal rights of any Obligor with respect to any or all funds, securities or other Property credited or deposited into any Deposit Account or Securities Account subject to an Account Control Agreement.

Section 10.03 Disposition of Proceeds. The Security Instruments contain an assignment by the Borrower and the Obligors unto and in favor of the Administrative Agent for the benefit of the Lenders of all of the Borrower’s and each Obligor’s interest in and to production and all proceeds attributable thereto which may be produced from or allocated to the Mortgaged Property. The Security Instruments further provide in general for the application of such proceeds to the satisfaction of the Obligations and other obligations described therein and secured thereby. Notwithstanding the assignment contained in such Security Instruments, except after the occurrence and during the continuance of an Event of Default, (a) the Administrative Agent and the Lenders agree that they will neither notify the purchaser or purchasers of such production nor take any other action to cause such proceeds to be remitted to the Administrative Agent or the Lenders, but the Lenders will instead permit such proceeds to be paid to the Borrower or its Subsidiaries, as applicable and (b) the Lenders hereby authorize the Administrative Agent to take such actions as may be necessary to cause such proceeds to be paid to the Borrower or its Subsidiaries, as applicable.

CREDIT AGREEMENT

Section 10.04 Credit Bidding. Each of the Borrower and the other Obligors, and the Lenders hereby irrevocably authorize (and by entering into a Swap Agreement, each Approved Counterparty shall be deemed to authorize) the Administrative Agent, based upon the instruction of the Majority Lenders, to Credit Bid and purchase (either directly or through one or more acquisition vehicles) all or any portion of the Collateral (and the Borrower and each other Obligor and their respective Subsidiaries shall approve the Administrative Agent as a qualified bidder and such Credit Bid as a qualified bid) at any sale thereof conducted by the Administrative Agent, based upon the instruction of the Majority Lenders, under any provisions of the Uniform Commercial Code, as part of any sale or investor solicitation process conducted by the Borrower or any other Obligor or their respective Subsidiaries, any interim receiver, manager, receiver and manager, administrative receiver, trustee, agent or other Person pursuant or under any insolvency laws; provided, however, that (a) the Majority Lenders may not direct the Administrative Agent in any manner that does not treat each of the Lenders equally, without preference or discrimination, in respect of consideration received as a result of the Credit Bid, (b) the acquisition documents shall be commercially reasonable and contain customary protections for minority holders, such as, among other things, anti-dilution and tag-along rights, (c) the exchanged debt or equity securities must be freely transferable, without restriction (subject to applicable securities laws) and (d) reasonable efforts shall be made to structure the acquisition in a manner that causes the governance documents pertaining thereto to not impose any obligations or liabilities upon the Lenders individually (such as indemnification obligations).

ARTICLE XI

The Administrative Agent

Section 11.01 Appointment; Powers. Each of the Lenders and each Issuing Bank hereby irrevocably appoints the Administrative Agent as its agent and authorizes the Administrative Agent to take such actions on its behalf and to exercise such powers as are delegated to the Administrative Agent by the terms hereof and the other Loan Documents, together with such actions and powers as are reasonably incidental thereto. The provisions of this Article are solely for the benefit of the Administrative Agent, the Lenders and each Issuing Bank, and neither the Obligors nor any Subsidiary shall have rights as a third party beneficiary of any of such provisions.

Section 11.02 Duties and Obligations of Administrative Agent. The Administrative Agent shall have no duties or obligations except those expressly set forth in the Loan Documents. Without limiting the generality of the foregoing, (a) the Administrative Agent shall not be subject to any fiduciary or other implied duties, regardless of whether a Default has occurred and is continuing (the use of the term “agent” herein and in the other Loan Documents with reference to the Administrative Agent is not intended to connote any fiduciary or other implied (or express) obligations arising under agency doctrine of any applicable law; rather, such term is used merely as a matter of market custom, and is intended to create or reflect only an administrative relationship between independent contracting parties), (b) the Administrative Agent shall have no duty to take any discretionary action or exercise any discretionary powers, except as provided in Section 11.03, and (c) except as expressly set forth herein, the Administrative Agent

CREDIT AGREEMENT

shall have no duty to disclose, and shall not be liable for the failure to disclose, any information relating to the Obligors or their respective Subsidiaries that is communicated to or obtained by the bank serving as Administrative Agent or any of its Affiliates in any capacity. The Administrative Agent shall be deemed not to have knowledge of any Default unless and until written notice thereof is given to the Administrative Agent by the Borrower or a Lender, and shall not be responsible for or have any duty to ascertain or inquire into (i) any statement, warranty or representation made in or in connection with this Agreement or any other Loan Document, (ii) the contents of any certificate, report or other document delivered hereunder or under any other Loan Document or in connection herewith or therewith, (iii) the performance or observance of any of the covenants, agreements or other terms or conditions set forth herein or in any other Loan Document, (iv) the validity, enforceability, effectiveness or genuineness of this Agreement, any other Loan Document or any other agreement, instrument or document, (v) the satisfaction of any condition set forth in ARTICLE VI or elsewhere herein, other than to confirm receipt of items expressly required to be delivered to the Administrative Agent, (vi) the existence, value, perfection or priority of any collateral security or the financial or other condition of the Obligors or their respective Subsidiaries or any other obligor or guarantor, or (vii) any failure by the Borrower or any other Person (other than itself) to perform any of its obligations hereunder or under any other Loan Document or the performance or observance of any covenants, agreements or other terms or conditions set forth herein or therein. For purposes of determining compliance with the conditions specified in ARTICLE VI, each Lender shall be deemed to have consented to, approved or accepted or to be satisfied with, each document or other matter required thereunder to be consented to or approved by or acceptable or satisfactory to a Lender unless the Administrative Agent shall have received written notice from such Lender prior to the proposed closing date specifying its objection thereto.

Section 11.03 Action by Administrative Agent. The Administrative Agent shall have no duty to take any discretionary action or exercise any discretionary powers, except discretionary rights and powers expressly contemplated hereby or by the other Loan Documents that the Administrative Agent is required to exercise in writing as directed by the Majority Lenders (or such other number or percentage of the Lenders as shall be necessary under the circumstances as provided in Section 12.02) and in all cases the Administrative Agent shall be fully justified in failing or refusing to act hereunder or under any other Loan Documents unless it shall (a) receive written instructions from the Majority Lenders or the Lenders (or such other number or percentage of the Lenders as shall be necessary under the circumstances as provided in Section 12.02), as applicable, specifying the action to be taken and (b) be indemnified to its satisfaction by the Lenders against any and all liability and expenses which may be incurred by it by reason of taking or continuing to take any such action. The instructions as aforesaid and any action taken or failure to act pursuant thereto by the Administrative Agent shall be binding on all of the Lenders. If a Default has occurred and is continuing, then the Administrative Agent shall take such action with respect to such Default as shall be directed by the requisite Lenders in the written instructions (with indemnities) described in this Section 11.03, provided that, unless and until the Administrative Agent shall have received such directions, the Administrative Agent may (but shall not be obligated to) take such action, or refrain from taking such action, with respect to such Default as it shall deem advisable in the best interests of the Lenders. In no event, however, shall the Administrative Agent be required to take any action which exposes the Administrative Agent to personal liability or which is contrary to this Agreement, the Loan Documents or applicable law. The Administrative Agent shall not be liable for any action taken or not taken by it with the

CREDIT AGREEMENT

consent or at the request of the Majority Lenders or the Lenders (or such other number or percentage of the Lenders as shall be necessary under the circumstances as provided in Section 12.02), and otherwise the Administrative Agent shall not be liable for any action taken or not taken by it hereunder or under any other Loan Document or under any other document or instrument referred to or provided for herein or therein or in connection herewith or therewith INCLUDING ITS OWN ORDINARY NEGLIGENCE, except for its own gross negligence or willful misconduct.

Section 11.04 Reliance by Administrative Agent. The Administrative Agent shall be entitled to rely upon, and shall not incur any liability for relying upon, any notice, request, certificate, consent, statement, instrument, document or other writing believed by it to be genuine and to have been signed or sent by the proper Person. The Administrative Agent also may rely upon any statement made to it orally or by telephone and believed by it to be made by the proper Person, and shall not incur any liability for relying thereon and each of the Borrower, the Lenders and each Issuing Bank hereby waives the right to dispute the Administrative Agent’s record of such statement, except in the case of gross negligence or willful misconduct by the Administrative Agent. The Administrative Agent may consult with legal counsel (who may be counsel for the Borrower), independent accountants and other experts selected by it, and shall not be liable for any action taken or not taken by it in accordance with the advice of any such counsel, accountants or experts. The Administrative Agent may deem and treat the payee of any Note as the holder thereof for all purposes hereof unless and until a written notice of the assignment or transfer thereof permitted hereunder shall have been filed with the Administrative Agent.

Section 11.05 Subagents. The Administrative Agent may perform any and all its duties and exercise its rights and powers by or through any one or more sub-agents appointed by the Administrative Agent. The Administrative Agent and any such sub-agent may perform any and all its duties and exercise its rights and powers through their respective Related Parties. The exculpatory provisions of the preceding Sections of this ARTICLE XI shall apply to any such sub-agent and to the Related Parties of the Administrative Agent and any such sub-agent, and shall apply to their respective activities in connection with the syndication of the credit facilities provided for herein as well as activities as the Administrative Agent.

Section 11.06 Resignation or Removal of Administrative Agent. Subject to the appointment and acceptance of a successor Administrative Agent as provided in this Section 11.06, the Administrative Agent may resign at any time by notifying the Lenders, each Issuing Bank and the Borrower and the Administrative Agent may be removed at any time with or without cause by the Majority Lenders. Upon any such resignation or removal, the Majority Lenders shall have the right, in consultation with the Borrower (unless an Event of Default has occurred and is continuing), to appoint a successor. If no successor shall have been so appointed by the Majority Lenders and shall have accepted such appointment within 30 days after the retiring Administrative Agent gives notice of its resignation or removal of the retiring Administrative Agent, then the retiring Administrative Agent may, on behalf of the Lenders and each Issuing Bank, appoint a successor Administrative Agent; provided that in no event shall any such successor Administrative Agent be a Defaulting Lender. Upon the acceptance of its appointment as Administrative Agent hereunder by a successor, such successor shall succeed to and become vested with all the rights, powers, privileges and duties of the retiring Administrative Agent, and the retiring Administrative

CREDIT AGREEMENT

Agent shall be discharged from its duties and obligations hereunder. The fees payable by the Borrower to the successor Administrative Agent shall be the same as those payable to its predecessor unless otherwise agreed between the Borrower and such successor. After the Administrative Agent’s resignation hereunder, the provisions of this ARTICLE XI and Section 12.03 shall continue in effect for the benefit of such retiring Administrative Agent, its sub-agents and their respective Related Parties in respect of any actions taken or omitted to be taken by any of them while it was acting as Administrative Agent.

Section 11.07 Administrative Agent and Lenders. The Administrative Agent shall have the same rights and powers in its capacity as a Lender as any other Lender and may exercise the same as though it were not the Administrative Agent, and the Administrative Agent and its Affiliates may accept deposits from, lend money to and generally engage in any kind of business with the Borrower or any Subsidiary or other Affiliate thereof as if it were not the Administrative Agent hereunder.

Section 11.08 No Reliance.

(a) Each Lender acknowledges that it has, independently and without reliance upon the Administrative Agent or any other Lender and based on such documents and information as it has deemed appropriate, made its own credit analysis and decision to enter into this Agreement and each other Loan Document to which it is a party. Each Lender also acknowledges that it will, independently and without reliance upon the Administrative Agent or any other Lender and based on such documents and information as it shall from time to time deem appropriate, continue to make its own decisions in taking or not taking action under or based upon this Agreement, any other Loan Document, any related agreement or any document furnished hereunder or thereunder. The Administrative Agent shall not be required to keep itself informed as to the performance or observance by the Obligors or their respective Subsidiaries of this Agreement, the Loan Documents or any other document referred to or provided for herein or to inspect the Properties or books of the Borrower or its Subsidiaries. Except for notices, reports and other documents and information expressly required to be furnished to the Lenders by the Administrative Agent hereunder, neither the Administrative Agent nor the Arrangers shall have any duty or responsibility to provide any Lender with any credit or other information concerning the affairs, financial condition or business of the Borrower (or any of its Affiliates) which may come into the possession of the Administrative Agent, the Arrangers or any of their respective Affiliates. In this regard, each Lender acknowledges that Paul Hastings LLP is acting in this transaction as special counsel to the Administrative Agent only, except to the extent otherwise expressly stated in any legal opinion or any Loan Document. Each other party hereto will consult with its own legal counsel to the extent that it deems necessary in connection with the Loan Documents and the matters contemplated therein.

(b) The Lenders acknowledge that the Administrative Agent and the Arrangers are acting solely in administrative capacities with respect to the structuring and syndication of this facility and have no duties, responsibilities or liabilities under this Agreement and the other Loan Documents other than their administrative duties, responsibilities and liabilities specifically as set forth in the Loan Documents and in their capacity as Lenders hereunder. In structuring, arranging or syndicating this facility, each Lender acknowledges that the Administrative Agent and/or the Arrangers may be agents or lenders under this Agreement, other loans or other securities and waives any existing or future conflicts of interest associated with their role in such other debt instruments.

CREDIT AGREEMENT

Section 11.09 Administrative Agent May File Proofs of Claim. In case of the pendency of any receivership, insolvency, liquidation, bankruptcy, reorganization, arrangement, adjustment, composition or other judicial proceeding relative to the Obligors or their respective Subsidiaries, the Administrative Agent (irrespective of whether the principal of any Loan shall then be due and payable as herein expressed or by declaration or otherwise and irrespective of whether the Administrative Agent shall have made any demand on the Borrower) shall be entitled and empowered, by intervention in such proceeding or otherwise:

(a) to file and prove a claim for the whole amount of the principal and interest owing and unpaid in respect of the Loans and all other Obligations that are owing and unpaid and to file such other documents as may be necessary or advisable in order to have the claims of the Lenders and the Administrative Agent (including any claim for the reasonable compensation, expenses, disbursements and advances of the Lenders and the Administrative Agent and their respective agents and counsel and all other amounts due the Lenders and the Administrative Agent under Section 12.03) allowed in such judicial proceeding; and

(b) to collect and receive any monies or other property payable or deliverable on any such claims and to distribute the same;

and any custodian, receiver, assignee, trustee, liquidator, sequestrator or other similar official in any such judicial proceeding is hereby authorized by each Lender to make such payments to the Administrative Agent and, in the event that the Administrative Agent shall consent to the making of such payments directly to the Lenders, to pay to the Administrative Agent any amount due for the reasonable compensation, expenses, disbursements and advances of the Administrative Agent and its agents and counsel, and any other amounts due the Administrative Agent under Section 12.03.

Nothing contained herein shall be deemed to authorize the Administrative Agent to authorize or consent to or accept or adopt on behalf of any Lender any plan of reorganization, arrangement, adjustment or composition affecting the Obligations or the rights of any Lender or to authorize the Administrative Agent to vote in respect of the claim of any Lender in any such proceeding.

Section 11.10 Authority of Administrative Agent to Release Collateral and Liens. Each Lender, each Issuing Bank, each Secured Swap Party and Secured Cash Management Provider hereby authorizes the Administrative Agent to release any Collateral and the guarantees of any Guarantor under the Guarantee and Collateral Agreement, and to execute and deliver to the Borrower, at the Borrower’s sole cost and expense, any and all releases of Liens, releases of guaranty from the Guarantee and Collateral Agreement, termination statements, assignments or other documents reasonably requested by the Borrower, in accordance with Section 12.20.

Section 11.11 The Arrangers. The Arrangers, the Syndication Agent and the Documentation Agents shall have no duties, responsibilities or liabilities under this Agreement and the other Loan Documents other than its duties, responsibilities and liabilities in its individual capacity as a Lender hereunder to the extent it is a party to this Agreement as a Lender.

CREDIT AGREEMENT

ARTICLE XII

Miscellaneous

Section 12.01 Notices.

(a) Except in the case of notices and other communications expressly permitted to be given by telephone (and subject to Section 12.01(b)), all notices and other communications provided for herein shall be in writing and shall be delivered by hand or overnight courier service, mailed by certified or registered mail or sent by fax, as follows:

(i) if to the Borrower or any Guarantor, to it at:

Linn Energy Holdco II LLC

600 Travis Street, Suite 1400

Houston, TX 77002

Attention: David Rottino

Telephone: 281-840-4117

Facsimile: 281-840-4189

Electronic Mail: drottino@linnenergy.com

with a copy to:

Linn Energy Holdco II LLC

600 Travis Street, Suite 1400

Houston, TX 77002

Attention: Candice Wells, Esq.

Telephone: 281-840-4156

Facsimile: 281-840-4180

Electronic Mail: cwells@linnenergy.com

(ii) if to the Administrative Agent, to it at:

Royal Bank of Canada

2800 Post Oak Blvd.

Suite 3900

Houston, TX 77056

Attention: Don McKinnerney

E-mail: Don.McKinnerney@rbccm.com

with a copy to the Administrative Agent at:

Royal Bank of Canada

20 King Street West, 4th Floor

Toronto, ON M5H 1C4

Attention: Manager, Agency Services

Facsimile: 416 842 4023

CREDIT AGREEMENT

(iii) if to any other Lender, in their capacity as such, or any other Lender in its capacity as an Issuing Bank, to it at its address (or fax number) set forth in its Administrative Questionnaire.

(b) Notices and other communications to the Lenders hereunder may be delivered or furnished by electronic communications pursuant to procedures approved by the Administrative Agent; provided that the foregoing shall not apply to notices pursuant to ARTICLE II, ARTICLE III, ARTICLE IV and ARTICLE V unless otherwise agreed by the Administrative Agent and the applicable Lender. The Administrative Agent or the Borrower may, in its discretion, agree to accept notices and other communications to it hereunder by electronic communications pursuant to procedures approved by it; provided that approval of such procedures may be limited to particular notices or communications.

(c) Any party hereto may change its address or fax number for notices and other communications hereunder by notice to the other parties hereto. All notices and other communications given to any party hereto in accordance with the provisions of this Agreement shall be deemed to have been given on the date of receipt.

Section 12.02 Waivers; Amendments.

(a) No failure on the part of the Administrative Agent, any other agent, any Issuing Bank or any Lender to exercise and no delay in exercising, and no course of dealing with respect to, any right, power or privilege, or any abandonment or discontinuance of steps to enforce such right, power or privilege, under any of the Loan Documents shall operate as a waiver thereof, nor shall any single or partial exercise of any right, power or privilege under any of the Loan Documents preclude any other or further exercise thereof or the exercise of any other right, power or privilege. The rights and remedies of the Administrative Agent, any other agent, each Issuing Bank and the Lenders hereunder and under the other Loan Documents are cumulative and are not exclusive of any rights or remedies that they would otherwise have. No waiver of any provision of this Agreement or any other Loan Document or consent to any departure by any Obligor therefrom shall in any event be effective unless the same shall be permitted by Section 12.02(b), and then such waiver or consent shall be effective only in the specific instance and for the purpose for which given. Without limiting the generality of the foregoing, the making of a Loan or issuance of a Letter of Credit shall not be construed as a waiver of any Default, regardless of whether the Administrative Agent, any other agent, any Lender or any Issuing Bank may have had notice or knowledge of such Default at the time.

(b) Subject to Section 4.04(c)(ii), neither this Agreement nor any provision hereof nor any Loan Document nor any provision thereof may be waived, amended or modified except pursuant to an agreement or agreements in writing entered into by the Borrower and the Majority Lenders or by the Borrower and the Administrative Agent with the written consent of the Majority Lenders. Notwithstanding the foregoing, no such agreement of the Majority Lenders shall (i) increase the Commitment or Maximum Credit Amount of any Lender without the written

CREDIT AGREEMENT

consent of such Lender, (ii) increase the Borrowing Base without the written consent or deemed consent of each Lender, maintain or decrease the Borrowing Base without the written consent or deemed consent of the Required Lenders, or modify in any manner Section 2.07 without the written consent of each Lender; provided that a Scheduled Redetermination may be postponed by the Required Lenders, (iii) reduce the principal amount of any Loan or LC Disbursement or reduce the rate of interest thereon (other than the waiver of interest at the default rate pursuant to Section 3.02(c), or reduce any fees payable hereunder, or reduce any other Obligations hereunder or under any other Loan Document, without the written consent of each Lender affected thereby, (iv) postpone the scheduled date of payment of the principal amount of any Loan or LC Disbursement, or any interest thereon, or any fees payable hereunder, or any other Obligations hereunder or under any other Loan Document, or reduce the amount of, waive or excuse any such payment, or postpone or extend the Termination Date or the Maturity Date without the written consent of each Lender affected thereby, (v) change Section 2.06(b)(ii), Section 4.01(b), Section 4.01(c) or Section 10.02(c) in a manner that would alter the pro rata reduction of Commitments or the pro rata sharing of payments required thereby, without the written consent of each Lender adversely affected thereby, (vi) waive or amend Section 3.04(c) or Section 6.01, in each case without the written consent of each Lender, (vii) release any Guarantor or release all or substantially all of the Collateral (in each case, other than as provided in Section 11.10 and Section 12.20) without written consent of each Lender and each Secured Swap Party, or reduce the percentage set forth in Section 8.13(a) to less than eighty-five percent (85%), without the written consent of each Lender, (viii) modify the definitions of “Secured Swap Agreement”, “Secured Swap Obligations” or “Secured Swap Party”, or the terms of Section 10.02(c), Section 12.14, or any of the provisions of this Section 12.02(b), in each case without the written consent of each Secured Swap Party adversely affected thereby, (ix) change any of the provisions of this Section 12.02(b) or the definition of “Majority Lenders”, “Super Majority Lenders” “Required Lenders” or any other provision hereof specifying the number or percentage of Lenders required to waive, amend or modify any rights hereunder or under any other Loan Documents or make any determination or grant any consent hereunder or any other Loan Documents, without the written consent of each Lender adversely affected thereby, or (x) amend or otherwise modify any Security Instrument in a manner that results in the Secured Swap Obligations no longer being secured on an equal and ratable basis with the principal of the Loans pursuant to such Security Instrument, without the written consent of each Secured Swap Party adversely affected thereby; provided further that no such agreement shall amend, modify or otherwise affect the rights or duties of the Administrative Agent or any Issuing Bank hereunder or under any other Loan Document without the prior written consent of the Administrative Agent or such Issuing Bank, as the case may be. Notwithstanding the foregoing, (i) any supplement to any Schedule permitted or required to be delivered under this Agreement or any other Loan Document shall be effective simply by delivering to the Administrative Agent a supplemental Schedule clearly marked as such and, upon receipt, the Administrative Agent will promptly deliver a copy thereof to the Lenders, and (ii) any Security Instrument may be supplemented to add additional collateral with the consent of the Administrative Agent.

Section 12.03 Expenses, Indemnity; Damage Waiver.

(a) The Borrower and each other Obligor shall jointly and severally pay (i) all reasonable and documented out-of-pocket expenses incurred by the Administrative Agent, the Arrangers and their respective Affiliates, including, without limitation, the reasonable and

CREDIT AGREEMENT

documented out-of-pocket fees, charges and disbursements of consultants and of one primary counsel to the Administrative Agent and one local counsel to the Administrative Agent in each jurisdiction deemed reasonably necessary by the Administrative Agent, and the reasonable travel, photocopy, mailing, courier, telephone and other similar expenses, in each case in connection with the syndication of the credit facilities provided for herein, the preparation, negotiation, execution, delivery and administration (both before and after the execution hereof and including advice of counsel to the Administrative Agent as to the rights and duties of the Administrative Agent and the Lenders with respect thereto) of this Agreement and the other Loan Documents and any amendments, modifications or waivers of or consents related to the provisions hereof or thereof (whether or not the transactions contemplated hereby or thereby shall be consummated), (ii) all out-of-pocket costs, expenses, Taxes, assessments and other charges incurred by the Administrative Agent or any Lender in connection with any filing, registration, recording or perfection of any security interest contemplated by this Agreement or any Security Instrument or any other document referred to therein, (iii) all reasonable out-of-pocket expenses incurred by each Issuing Bank in connection with the issuance, amendment, renewal or extension of any Letter of Credit issued by such Issuing Bank or any demand for payment thereunder, (iv) all out-of-pocket expenses incurred by the Administrative Agent (and its Affiliates) and the Lenders (including (A) the fees, charges and disbursements of counsel to the Administrative Agent and (B) the fees, charges and disbursements of one primary counsel to the Lenders as a group (plus no more than one additional counsel in each jurisdiction that is relevant to such enforcement or protection of rights)) in connection with this Agreement or any other Loan Document or in connection with the Loans made or Letters of Credit issued hereunder, including, without limitation, all such out-of-pocket expenses incurred during any workout, restructuring or negotiations in respect of such Loans or Letters of Credit.

(b) THE BORROWER AND EACH OTHER OBLIGOR SHALL JOINTLY AND SEVERALLY INDEMNIFY THE ADMINISTRATIVE AGENT, THE ARRANGERS, THE SYNDICATION AGENT, THE DOCUMENTATION AGENTS, EACH ISSUING BANK AND EACH LENDER, AND EACH RELATED PARTY OF ANY OF THE FOREGOING PERSONS (EACH SUCH PERSON BEING CALLED AN “INDEMNITEE”) AGAINST, AND DEFEND AND HOLD EACH INDEMNITEE HARMLESS FROM, ANY AND ALL LOSSES, CLAIMS, DAMAGES, PENALTIES, LIABILITIES AND RELATED EXPENSES, INCLUDING THE REASONABLE AND CUSTOMARY FEES, CHARGES AND DISBURSEMENTS OF ANY COUNSEL FOR ANY INDEMNITEE, INCURRED BY OR ASSERTED AGAINST ANY INDEMNITEE ARISING OUT OF, IN CONNECTION WITH, OR AS A RESULT OF (i) THE EXECUTION OR DELIVERY OF THIS AGREEMENT OR ANY OTHER LOAN DOCUMENT (OTHER THAN EXPENSES IN CONNECTION WITH THE EXECUTION AND DELIVERY OF THIS AGREEMENT AND THE OTHER LOAN DOCUMENTS DATED OF EVEN DATE HEREWITH, WHICH EXPENSES SHALL ONLY BE PAID BY THE OBLIGORS TO THE EXTENT PROVIDED IN SECTION 12.03(A)) OR ANY AGREEMENT OR INSTRUMENT CONTEMPLATED HEREBY OR THEREBY, THE PERFORMANCE BY THE PARTIES HERETO OR THE PARTIES TO ANY OTHER LOAN DOCUMENT OF THEIR RESPECTIVE OBLIGATIONS HEREUNDER OR THEREUNDER OR THE CONSUMMATION OF THE TRANSACTIONS CONTEMPLATED HEREBY OR BY ANY OTHER LOAN DOCUMENT, (ii) THE

CREDIT AGREEMENT

FAILURE OF THE OBLIGORS OR THEIR RESPECTIVE SUBSIDIARIES TO COMPLY WITH THE TERMS OF ANY LOAN DOCUMENT, INCLUDING THIS AGREEMENT, OR WITH ANY GOVERNMENTAL REQUIREMENT, (iii) ANY INACCURACY OF ANY REPRESENTATION OR ANY BREACH OF ANY WARRANTY OR COVENANT OF THE BORROWER OR ANY GUARANTOR SET FORTH IN ANY OF THE LOAN DOCUMENTS OR ANY INSTRUMENTS, DOCUMENTS OR CERTIFICATIONS DELIVERED IN CONNECTION THEREWITH, (iv) ANY LOAN OR LETTER OF CREDIT OR THE USE OF THE PROCEEDS THEREFROM, INCLUDING, WITHOUT LIMITATION, (A) ANY REFUSAL BY ANY ISSUING BANK TO HONOR A DEMAND FOR PAYMENT UNDER A LETTER OF CREDIT ISSUED BY SUCH ISSUING BANK IF THE DOCUMENTS PRESENTED IN CONNECTION WITH SUCH DEMAND DO NOT STRICTLY COMPLY WITH THE TERMS OF SUCH LETTER OF CREDIT, OR (B) THE PAYMENT OF A DRAWING UNDER ANY LETTER OF CREDIT NOTWITHSTANDING THE NON-COMPLIANCE, NON-DELIVERY OR OTHER IMPROPER PRESENTATION OF THE DOCUMENTS PRESENTED IN CONNECTION THEREWITH, (v) ANY OTHER ASPECT OF THE LOAN DOCUMENTS, (vi) THE OPERATIONS OF THE BUSINESS OF THE OBLIGORS OR THEIR RESPECTIVE SUBSIDIARIES BY THE OBLIGORS OR THEIR RESPECTIVE SUBSIDIARIES, (vii) ANY ASSERTION THAT THE LENDERS WERE NOT ENTITLED TO RECEIVE THE PROCEEDS RECEIVED PURSUANT TO THE SECURITY INSTRUMENTS, (viii) THE OBLIGORS’, OR THEIR RESPECTIVE SUBSIDIARIES’, BREACH OF, OR NON-COMPLIANCE WITH, ANY ENVIRONMENTAL LAW APPLICABLE TO THE OBLIGORS OR THEIR RESPECTIVE SUBSIDIARIES, (ix) THE USE, RELEASE, STORAGE, TREATMENT, DISPOSAL, GENERATION, THREATENED RELEASE, TRANSPORT, ARRANGEMENT FOR TRANSPORT OR ARRANGEMENT FOR DISPOSAL OF HAZARDOUS MATERIALS BY THE OBLIGORS OR THEIR RESPECTIVE SUBSIDIARIES, (x) ANY ENVIRONMENTAL LIABILITY RELATED IN ANY WAY TO THE OBLIGORS OR THEIR RESPECTIVE SUBSIDIARIES, (xi) THE USE BY UNINTENDED RECIPIENTS OF ANY INFORMATION OR OTHER MATERIALS DISTRIBUTED BY IT THROUGH TELECOMMUNICATIONS, ELECTRONIC OR OTHER INFORMATION TRANSMISSION SYSTEM IN CONNECTION WITH THIS AGREEMENT, THE OTHER LOAN DOCUMENTS OR THE TRANSACTIONS CONTEMPLATED HEREBY OR THEREBY, OR (xii) ANY ACTUAL OR PROSPECTIVE CLAIM, LITIGATION, INVESTIGATION OR PROCEEDING RELATING TO ANY OF THE FOREGOING, WHETHER BROUGHT BY A THIRD PARTY, THE BORROWER OR ANY GUARANTOR, WHETHER BASED ON CONTRACT, TORT OR ANY OTHER THEORY AND REGARDLESS OF WHETHER ANY INDEMNITEE IS A PARTY THERETO, AND SUCH INDEMNITY SHALL EXTEND TO EACH INDEMNITEE NOTWITHSTANDING THE SOLE OR CONCURRENT NEGLIGENCE OF EVERY KIND OR CHARACTER WHATSOEVER, WHETHER ACTIVE OR PASSIVE, WHETHER AN AFFIRMATIVE ACT OR AN OMISSION, INCLUDING WITHOUT LIMITATION, ALL TYPES OF NEGLIGENT CONDUCT IDENTIFIED IN THE RESTATEMENT (SECOND) OF TORTS OF ONE OR MORE OF THE INDEMNITEES OR BY REASON OF STRICT LIABILITY IMPOSED WITHOUT FAULT ON ANY ONE OR MORE OF THE INDEMNITEES; PROVIDED THAT SUCH INDEMNITY SHALL NOT, AS TO ANY INDEMNITEE, BE AVAILABLE

CREDIT AGREEMENT

TO THE EXTENT THAT SUCH LOSSES, CLAIMS, DAMAGES, LIABILITIES OR RELATED EXPENSES ARE DETERMINED BY A COURT OF COMPETENT JURISDICTION BY FINAL AND NONAPPEALABLE JUDGMENT TO HAVE RESULTED FROM THE GROSS NEGLIGENCE OR WILLFUL MISCONDUCT OF SUCH INDEMNITEE, AND PROVIDED FURTHER THAT THE INDEMNITY SET FORTH HEREIN SHALL NOT APPLY TO DISPUTES SOLELY BETWEEN LENDERS UNLESS SUCH DISPUTE RESULTS FROM ANY CLAIM ARISING OUT OF ANY REQUEST, ACT OR OMISSION ON THE PART OF ANY OBLIGOR OR AGAINST THE ARRANGERS, THE ADMINISTRATIVE AGENT OR ANY ISSUING BANK IN ITS CAPACITY AS SUCH, IN EACH CASE, IN CONNECTION WITH THE LOAN DOCUMENTS. WITH RESPECT TO THE OBLIGATION TO REIMBURSE AN INDEMNITEE FOR FEES, CHARGES AND DISBURSEMENTS OF COUNSEL, EACH INDEMNITEE AGREES THAT ALL INDEMNITEES WILL AS A GROUP UTILIZE ONE PRIMARY COUNSEL (PLUS NO MORE THAN ONE ADDITIONAL COUNSEL IN EACH JURISDICTION WHERE A PROCEEDING THAT IS THE SUBJECT MATTER OF THE INDEMNITY IS LOCATED) UNLESS (1) THERE IS A CONFLICT OF INTEREST AMONG INDEMNITEES, (2) DEFENSES OR CLAIMS EXIST WITH RESPECT TO ONE OR MORE INDEMNITEES THAT ARE NOT AVAILABLE TO ONE OR MORE OTHER INDEMNITEES OR (3) SPECIAL COUNSEL IS REQUIRED TO BE RETAINED AND THE BORROWER CONSENTS TO SUCH RETENTION (SUCH CONSENT NOT TO BE UNREASONABLY WITHHELD, CONDITIONED OR DELAYED). THIS SECTION 12.03(B) SHALL NOT APPLY WITH RESPECT TO TAXES OTHER THAN ANY TAXES THAT REPRESENT LOSSES, CLAIMS, DAMAGES, ETCETERA, ARISING FROM ANY NON-TAX CLAIM.

(c) To the extent that the Borrower fails to pay any amount required to be paid by it to the Administrative Agent, the Arrangers or any Issuing Bank under Section 12.03(a) or (b), each Lender severally agrees to pay to the Administrative Agent, the Arrangers or such Issuing Bank, as the case may be, such Lender’s Applicable Percentage (determined as of the time that the applicable unreimbursed expense or indemnity payment is sought) of such unpaid amount; provided that the unreimbursed expense or indemnified loss, claim, damage, liability or related expense, as the case may be, was incurred by or asserted against the Administrative Agent, the Arrangers or such Issuing Bank in its capacity as such.

(d) TO THE EXTENT PERMITTED BY APPLICABLE LAW, NO PARTY HERETO NOR ANY OF THEIR RESPECTIVE DIRECTORS, OFFICERS, EMPLOYEES AND AGENTS SHALL ASSERT, AND EACH HEREBY WAIVES, ANY CLAIM AGAINST ANY OTHER SUCH PERSON, ON ANY THEORY OF LIABILITY, FOR SPECIAL, INDIRECT, CONSEQUENTIAL OR PUNITIVE DAMAGES (AS OPPOSED TO DIRECT OR ACTUAL DAMAGES) ARISING OUT OF, IN CONNECTION WITH, OR AS A RESULT OF, THIS AGREEMENT, ANY OTHER LOAN DOCUMENT OR ANY AGREEMENT OR INSTRUMENT CONTEMPLATED HEREBY OR THEREBY, THE TRANSACTIONS, ANY LOAN OR LETTER OF CREDIT OR THE USE OF THE PROCEEDS THEREOF. NOTWITHSTANDING THE FOREGOING, NOTHING HEREIN SHALL LIMIT OR BE DEEMED TO LIMIT THE OBLIGORS’ OBLIGATION TO INDEMNIFY THE INDEMNITEE’S FOR ANY SUCH CLAIMS BROUGHT BY THIRD PARTIES.

CREDIT AGREEMENT

(e) All amounts due under this Section 12.03 shall be payable within ten (10) Business Days of written demand therefor attaching the relevant invoices and/or a certificate, in each case setting forth the basis for such demand in reasonable detail.

Section 12.04 Successors and Assigns.

(a) The provisions of this Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns permitted hereby (including any Affiliate of any Issuing Bank that issues any Letter of Credit), except that (i) the Borrower may not assign or otherwise transfer any of its rights or obligations hereunder without the prior written consent of each Lender (and any attempted assignment or transfer by the Borrower without such consent shall be null and void), (ii) no Lender may assign or otherwise transfer its rights or obligations hereunder except in accordance with this Section 12.04 or as required under Section 5.04(b), and (iii) no Lender may assign to the Borrower or any other Obligor or their respective Subsidiaries, or an Affiliate of the Borrower or any other Obligor or their respective Subsidiaries, or a Defaulting Lender or an Affiliate of a Defaulting Lender all or any portion of such Lender’s rights and obligations under the Agreement or all or any portion of its Commitments or the Loans owing to it hereunder. Nothing in this Agreement, expressed or implied, shall be construed to confer upon any Person (other than the parties hereto, their respective successors and assigns permitted hereby (including any Affiliate of any Issuing Bank that issues any Letter of Credit), Participants (to the extent provided in Section 12.04(c)) and, to the extent expressly contemplated hereby, the Related Parties of each of the Administrative Agent, each Issuing Bank and the Lenders) any legal or equitable right, remedy or claim under or by reason of this Agreement.

(b) (i) Subject to the conditions set forth in Section 12.04(b)(ii), any Lender may assign to one or more assignees all or a portion of its rights and obligations under this Agreement (including all or a portion of its Commitment and the Loans at the time owing to it) with the prior written consent (such consent not to be unreasonably withheld, conditioned or delayed) of:

(A) the Borrower, provided that no consent of the Borrower shall be required if such assignment is to a Lender or an Affiliate of a Lender, an Approved Fund or, if an Event of Default has occurred and is continuing, is to any other assignee, provided further that the Borrower shall be deemed to have consented to any such assignment unless it shall object thereto by written notice to the Administrative Agent within 5 Business Days after having received notice thereof; and

(B) the Administrative Agent, provided that no consent of the Administrative Agent shall be required for an assignment to an assignee that is a Lender or any Affiliate of a Lender or an Approved Fund, immediately prior to giving effect to such assignment.

(ii) Assignments shall be subject to the following additional conditions:

(A) except in the case of an assignment to a Lender or an Affiliate of a Lender or an assignment of the entire remaining amount of the assigning Lender’s Commitment or Loans, the amount of the Commitment or Loans of the assigning Lender subject to each such assignment (determined as of the date the Assignment and Assumption with respect

CREDIT AGREEMENT

to such assignment is delivered to the Administrative Agent) shall not be less than $5,000,000 unless each of the Borrower and the Administrative Agent otherwise consent, provided that no such consent of the Borrower shall be required if an Event of Default has occurred and is continuing;

(B) each partial assignment shall be made as an assignment of a proportionate part of all the assigning Lender’s rights and obligations under this Agreement;

(C) the parties to each assignment shall execute and deliver to the Administrative Agent an Assignment and Assumption, together with a processing and recordation fee of $3,500;

(D) the assignee, if it shall not be a Lender, shall deliver to the Administrative Agent an Administrative Questionnaire; and

(E) no assignment shall be made to a natural Person, or to any holding company, investment vehicle or trust for, or owned and operated for the primary benefit of, a natural person.

(iii) Subject to Section 12.04(b)(ii) and the acceptance and recording thereof, from and after the effective date specified in each Assignment and Assumption the assignee thereunder shall be a party hereto and, to the extent of the interest assigned by such Assignment and Assumption, have the rights and obligations of a Lender under this Agreement, and the assigning Lender thereunder shall, to the extent of the interest assigned by such Assignment and Assumption, be released from its obligations under this Agreement (and, in the case of an Assignment and Assumption covering all of the assigning Lender’s rights and obligations under this Agreement, such Lender shall cease to be a party hereto but shall continue to be entitled to the benefits of Section 5.01, Section 5.02, Section 5.03 and Section 12.03). Any assignment or transfer by a Lender of rights or obligations under this Agreement that does not comply with this Section 12.04 shall be treated for purposes of this Agreement as a sale by such Lender of a participation in such rights and obligations in accordance with Section 12.04(c).

(iv) The Administrative Agent, acting for this purpose as a non-fiduciary agent of the Borrower, shall maintain at one of its offices a copy of each Assignment and Assumption delivered to it and a register for the recordation of the names and addresses of the Lenders, and the Maximum Credit Amount of, and principal amount (and stated interest) of the Loans and LC Disbursements owing to, each Lender pursuant to the terms hereof from time to time (the “Register”). The entries in the Register shall be conclusive (absent manifest error), and the Borrower, the Administrative Agent, each Issuing Bank and the Lenders shall treat each Person whose name is recorded in the Register pursuant to the terms hereof as a Lender hereunder for all purposes of this Agreement, notwithstanding notice to the contrary. The Register shall be available for inspection by the Borrower, any Issuing Bank and any Lender, at any reasonable time and from time to time upon reasonable prior notice. In connection with any changes to the Register, if necessary, the Administrative Agent will reflect the revisions on Annex I and forward a copy of such revised Annex I to the Borrower, each Issuing Bank and each Lender.

CREDIT AGREEMENT

(v) Upon its receipt of a duly completed Assignment and Assumption executed by an assigning Lender and an assignee, the assignee’s completed Administrative Questionnaire (unless the assignee shall already be a Lender hereunder), the processing and recordation fee referred to in this Section 12.04(b) and any written consent to such assignment required by this Section 12.04(b), the Administrative Agent shall accept such Assignment and Assumption and record the information contained therein in the Register. No assignment shall be effective for purposes of this Agreement unless it has been recorded in the Register as provided in this Section 12.04(b).

(c) (i) Any Lender may, without the consent of the Borrower, the Administrative Agent or any Issuing Bank, sell participations to one or more banks or other entities other than an Affiliate of the Borrower or any other Obligor (a “Participant”) in all or a portion of such Lender’s rights and obligations under this Agreement (including all or a portion of its Commitment and the Loans owing to it); provided that (A) such Lender’s obligations under this Agreement shall remain unchanged, (B) such Lender shall remain solely responsible to the other parties hereto for the performance of such obligations and (C) the Borrower, the Administrative Agent, each Issuing Bank and the other Lenders shall continue to deal solely and directly with such Lender in connection with such Lender’s rights and obligations under this Agreement. Any agreement or instrument pursuant to which a Lender sells such a participation shall provide that such Lender shall retain the sole right to enforce this Agreement and to approve any amendment, modification or waiver of any provision of this Agreement; provided that such agreement or instrument may provide that any such Lender will not, without the consent of the Participant, agree to any amendment, modification or waiver described in the first proviso to Section 12.02(b) that affects such Participant. In addition such agreement must provide that the Participant be bound by the provisions of Section 12.11. Subject to Section 12.04(c)(ii), the Borrower agrees that each Participant shall be entitled to the benefits of Section 5.01, Section 5.02 and Section 5.03 (subject to the requirements and limitations therein, including the requirements under Section 5.03(e) (it being understood that the documentation required under Section 5.03(e) shall be delivered to the participating Lender)) to the same extent as if it were a Lender and had acquired its interest by assignment pursuant to Section 12.04(b). To the extent permitted by law, each Participant also shall be entitled to the benefits of Section 12.08 as though it were a Lender, provided such Participant agrees to be subject to Section 4.01(c) as though it were a Lender. Each Lender that sells a participation shall, acting solely for this purpose as a non-fiduciary agent of the Borrower, maintain a register on which it enters the name and address of each Participant and the principal amounts (and stated interest) of each Participant’s interest in the Loans or other obligations under the Loan Documents (the “Participant Register”); provided that no Lender shall have any obligation to disclose all or any portion of the Participant Register (including the identity of any Participant or any information relating to a Participant’s interest in any commitments, loans, letters of credit or its other obligations under any Loan Document) to any Person except to the extent that such disclosure is necessary to establish that such commitment, loan, letter of credit or other obligation is in registered form under Section 5f.103-1(c) of the United States Treasury Regulations. The entries in the Participant Register shall be conclusive absent manifest error, and such Lender shall treat each Person whose name is recorded in the Participant Register as the owner of such participation for all purposes of this Agreement notwithstanding any notice to the contrary. For the avoidance of doubt, the Administrative Agent (in its capacity as Administrative Agent) shall have no responsibility for maintaining a Participant Register.

CREDIT AGREEMENT

(ii) A Participant shall not be entitled to receive any greater payment under Section 5.01 or Section 5.03 than the applicable Lender would have been entitled to receive with respect to the participation sold to such Participant, unless the sale of the participation to such Participant is made with the Borrower’s prior written consent and such entitlement to receive a greater payment results from a Change in Law that occurs after the Participant acquired the applicable participation. A Participant that would be a Foreign Lender if it were a Lender shall not be entitled to the benefits of Section 5.03 unless the Borrower is notified of the participation sold to such Participant and such Participant agrees, for the benefit of the Borrower, to comply with Section 5.03(e) as though it were a Lender.

(d) Any Lender may at any time pledge or assign a security interest in all or any portion of its rights under this Agreement to secure obligations of such Lender, including any pledge or assignment to secure obligations to a Federal Reserve Bank or other central bank having jurisdiction over such Lender, and this Section 12.04(d) shall not apply to any such pledge or assignment of a security interest; provided that no such pledge or assignment of a security interest shall release a Lender from any of its obligations hereunder or substitute any such pledgee or assignee for such Lender as a party hereto.

Section 12.05 Survival; Revival; Reinstatement.

(a) All covenants, agreements, representations and warranties made by the Borrower herein and in the certificates or other instruments delivered in connection with or pursuant to this Agreement or any other Loan Document shall be considered to have been relied upon by the other parties hereto and shall survive the execution and delivery of this Agreement and the making of any Loans and issuance of any Letters of Credit, regardless of any investigation made by any such other party or on its behalf and notwithstanding that the Administrative Agent, any other agent, any Issuing Bank or any Lender may have had notice or knowledge of any Default or incorrect representation or warranty at the time any credit is extended hereunder, and shall continue in full force and effect as long as the principal of or any accrued interest on any Loan or any fee or any other amount payable under this Agreement is outstanding and unpaid or any Letter of Credit is outstanding and so long as the Commitments have not expired or terminated. The provisions of Section 5.01, Section 5.02, Section 5.03, Section 12.03 and ARTICLE XI shall survive and remain in full force and effect regardless of the consummation of the Transactions, the repayment of the Loans, the expiration or termination of the Letters of Credit and the Commitments or the termination of this Agreement, any other Loan Document or any provision hereof or thereof.

(b) To the extent that any payments on the Obligations or proceeds of any Collateral are subsequently invalidated, declared to be fraudulent or preferential, set aside or required to be repaid to a trustee, debtor in possession, receiver or other Person under any bankruptcy law, common law or equitable cause, then to such extent, the Obligations so satisfied shall be revived and continue as if such payment or proceeds had not been received and the Administrative Agent’s and the Lenders’ Liens, security interests, rights, powers and remedies under this Agreement and each Loan Document shall continue in full force and effect. In such event, each Loan Document shall be automatically reinstated and the Borrower shall take such action as may be reasonably requested by the Administrative Agent and the Lenders to effect such reinstatement.

CREDIT AGREEMENT

Section 12.06 Counterparts; Integration; Effectiveness.

(a) This Agreement may be executed in counterparts (and by different parties hereto on different counterparts), each of which shall constitute an original, but all of which when taken together shall constitute a single contract.

(b) This Agreement, the other Loan Documents and any separate letter agreements with respect to fees payable to the Administrative Agent constitute the entire contract among the parties relating to the subject matter hereof and thereof and supersede any and all previous agreements and understandings, oral or written, relating to the subject matter hereof and thereof. THIS AGREEMENT AND THE OTHER LOAN DOCUMENTS REPRESENT THE FINAL AGREEMENT AMONG THE PARTIES HERETO AND THERETO AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES. THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN THE PARTIES.

(c) Except as provided in Section 6.01, this Agreement shall become effective when it shall have been executed by the Administrative Agent and when the Administrative Agent shall have received counterparts hereof which, when taken together, bear the signatures of each of the other parties hereto, and thereafter shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns. Delivery of an executed counterpart of a signature page of this Agreement by fax, facsimile, as an attachment to an email or other similar electronic means shall be effective as delivery of a manually executed counterpart of this Agreement.

Section 12.07 Severability. Any provision of this Agreement or any other Loan Document held to be invalid, illegal or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such invalidity, illegality or unenforceability without affecting the validity, legality and enforceability of the remaining provisions hereof or thereof; and the invalidity of a particular provision in a particular jurisdiction shall not invalidate such provision in any other jurisdiction.

Section 12.08 Right of Setoff. If an Event of Default shall have occurred and be continuing, each Lender and each of its Affiliates is hereby authorized at any time and from time to time, to the fullest extent permitted by law, to set off and apply any and all deposits (general or special, time or demand, provisional or final) at any time held and other obligations (of whatsoever kind, including, without limitation, obligations under Swap Agreements) at any time owing by such Lender or Affiliate to or for the credit or the account of the Obligors or the Restricted Subsidiaries against any of and all the obligations of the Obligors or the Restricted Subsidiaries owed to such Lender now or hereafter existing under this Agreement or any other Loan Document, irrespective of whether or not such Lender shall have made any demand under this Agreement or any other Loan Document and although such obligations may be unmatured. Each Lender or its Affiliate agrees to promptly notify the Borrower and the Administrative Agent after any such setoff and application, provided that the failure to give such notice shall not affect the validity of such setoff and application. The rights of each Lender under this Section 12.08 are in addition to other rights and remedies (including other rights of setoff) which such Lender or its Affiliates may have.

CREDIT AGREEMENT

Section 12.09 GOVERNING LAW; JURISDICTION; CONSENT TO SERVICE OF PROCESS.

(a) THIS AGREEMENT AND THE NOTES SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK EXCEPT TO THE EXTENT THAT UNITED STATES FEDERAL LAW PERMITS ANY LENDER TO CONTRACT FOR, CHARGE, RECEIVE, RESERVE OR TAKE INTEREST AT THE RATE ALLOWED BY THE LAWS OF THE STATE WHERE SUCH LENDER IS LOCATED.

(b) ANY LEGAL ACTION OR PROCEEDING WITH RESPECT TO THE LOAN DOCUMENTS SHALL BE BROUGHT IN THE COURTS OF THE STATE OF NEW YORK OR OF THE UNITED STATES OF AMERICA FOR THE SOUTHERN DISTRICT OF NEW YORK, AND, BY EXECUTION AND DELIVERY OF THIS AGREEMENT, EACH PARTY HEREBY ACCEPTS FOR ITSELF AND (TO THE EXTENT PERMITTED BY LAW) IN RESPECT OF ITS PROPERTY, GENERALLY AND UNCONDITIONALLY, THE JURISDICTION OF THE AFORESAID COURTS. EACH PARTY HEREBY IRREVOCABLY WAIVES ANY OBJECTION, INCLUDING, WITHOUT LIMITATION, ANY OBJECTION TO THE LAYING OF VENUE OR BASED ON THE GROUNDS OF FORUM NON CONVENIENS, WHICH IT MAY NOW OR HEREAFTER HAVE TO THE BRINGING OF ANY SUCH ACTION OR PROCEEDING IN SUCH RESPECTIVE JURISDICTIONS. THIS SUBMISSION TO JURISDICTION IS NON-EXCLUSIVE AND DOES NOT PRECLUDE A PARTY FROM OBTAINING JURISDICTION OVER ANOTHER PARTY IN ANY COURT OTHERWISE HAVING JURISDICTION.

(c) EACH PARTY IRREVOCABLY CONSENTS TO THE SERVICE OF PROCESS OF ANY OF THE AFOREMENTIONED COURTS IN ANY SUCH ACTION OR PROCEEDING BY THE MAILING OF COPIES THEREOF BY REGISTERED OR CERTIFIED MAIL, POSTAGE PREPAID, TO IT AT THE ADDRESS SPECIFIED IN SECTION 12.01 OR SUCH OTHER ADDRESS AS IS SPECIFIED PURSUANT TO SECTION 12.01 (OR ITS ASSIGNMENT AND ASSUMPTION), SUCH SERVICE TO BECOME EFFECTIVE THIRTY (30) DAYS AFTER SUCH MAILING. NOTHING HEREIN SHALL AFFECT THE RIGHT OF A PARTY OR ANY HOLDER OF A NOTE TO SERVE PROCESS IN ANY OTHER MANNER PERMITTED BY LAW OR TO COMMENCE LEGAL PROCEEDINGS OR OTHERWISE PROCEED AGAINST ANOTHER PARTY IN ANY OTHER JURISDICTION.

(d) EACH PARTY HEREBY (i) IRREVOCABLY AND UNCONDITIONALLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY LAW, TRIAL BY JURY IN ANY LEGAL ACTION OR PROCEEDING RELATING TO THIS AGREEMENT OR ANY OTHER LOAN DOCUMENT AND FOR ANY COUNTERCLAIM THEREIN; (ii) IRREVOCABLY WAIVES, TO THE MAXIMUM EXTENT NOT PROHIBITED BY LAW, ANY RIGHT IT MAY HAVE TO CLAIM OR RECOVER IN ANY SUCH LITIGATION ANY SPECIAL, EXEMPLARY, PUNITIVE OR CONSEQUENTIAL DAMAGES, OR DAMAGES OTHER THAN, OR IN ADDITION TO, ACTUAL DAMAGES; (iii) CERTIFIES THAT NO PARTY HERETO NOR ANY REPRESENTATIVE OR AGENT OF COUNSEL FOR ANY PARTY HERETO HAS

CREDIT AGREEMENT

REPRESENTED, EXPRESSLY OR OTHERWISE, OR IMPLIED THAT SUCH PARTY WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THE FOREGOING WAIVERS, AND (iv) ACKNOWLEDGES THAT IT HAS BEEN INDUCED TO ENTER INTO THIS AGREEMENT, THE LOAN DOCUMENTS AND THE TRANSACTIONS CONTEMPLATED HEREBY AND THEREBY BY, AMONG OTHER THINGS, THE MUTUAL WAIVERS AND CERTIFICATIONS CONTAINED IN THIS SECTION 12.09.

Section 12.10 Headings. Article and Section headings and the Table of Contents used herein are for convenience of reference only, are not part of this Agreement and shall not affect the construction of, or be taken into consideration in interpreting, this Agreement.

Section 12.11 Confidentiality. Each Credit Party agrees to maintain the confidentiality of the Information (as defined below), except that Information may be disclosed (a) to its and its Related Parties’ directors, officers, employees and agents, including accountants, legal counsel and other advisors (it being understood that the Persons to whom such disclosure is made will be informed of the confidential nature of such Information and instructed to keep such Information confidential), (b) to the extent requested by any regulatory authority or self-regulatory body, (c) to the extent required by applicable laws or regulations or by any subpoena or similar legal process, (d) to any other party to this Agreement or any other Loan Document, (e) in connection with the exercise of any remedies hereunder or under any other Loan Document or any suit, action or proceeding relating to this Agreement or any other Loan Document or the enforcement of rights hereunder or thereunder, (f) subject to an agreement containing provisions substantially the same as those of this Section 12.11, to (i) any assignee of or Participant in, or any prospective assignee of or Participant in, any of its rights or obligations under this Agreement or (ii) any actual or prospective counterparty (or its advisors) to any Swap Agreement relating to the Borrower and their obligations, (g) with the consent of the Borrower, (h) to the extent such Information (i) becomes publicly available other than as a result of a breach of this Section 12.11 or (ii) becomes available to the Administrative Agent, any Issuing Bank or any Lender on a nonconfidential basis from a source other than the Borrower, (i) to the National Association of Insurance Commissioners or any similar organization or any nationally recognized rating agency that requires access to information about a Lender’s investment portfolio in connection with ratings issued with respect to such Lender or (j) on a confidential basis to (i) any rating agency in connection with rating the Obligors or this Agreement or (ii) the CUSIP Service Bureau or any similar agency in connection with the issuance and monitoring of CUSIP numbers for this Agreement. In addition, the Administrative Agent and the Lenders may disclose the existence of this Agreement and information about this Agreement to market data collectors, similar services providers to the lending industry and service providers to the Administrative Agent and the Lenders in connection with the administration of this Agreement and the other Loan Documents. For the purposes of this Section 12.11, “Information” means all information received from the Obligors or their respective Subsidiaries relating to the Obligors or their respective Subsidiaries and their businesses, other than any such information that is available to the Administrative Agent, any Issuing Bank or any Lender on a nonconfidential basis prior to disclosure by the Obligors or their respective Subsidiaries; provided that, in the case of information received from the Borrower, or any of its Subsidiaries after the date hereof, such information is clearly identified at the time of delivery as confidential. Any Person required to maintain the confidentiality of Information as provided in this Section 12.11 shall be considered to have complied with its obligation to do so if such Person has exercised the same degree of care to maintain the confidentiality of such Information as such Person would accord to its own confidential information.

CREDIT AGREEMENT

Each Lender acknowledges that information furnished to it pursuant to this Agreement or the other Loan Documents may include material non-public information concerning the Obligors and their respective Affiliates and Related Parties or their respective securities, and confirms that it has developed compliance procedures regarding the use of material non-public information and agrees that it will handle such material non-public information in accordance with those procedures and applicable law, including federal and state securities laws.

All information, including requests for waivers and amendments, furnished by the Obligors or the Administrative Agent pursuant to, or in the course of administering, this Agreement or the other Loan Documents will be syndicate-level information, which may contain material non-public information about the Obligors and their respective Affiliates and Related Parties or their respective securities. Accordingly, each Lender represents to the Borrower and the Administrative Agent that it has identified in its Administrative Questionnaire a credit contact who may receive information that may contain material non-public information in accordance with its compliance procedures and applicable law, including federal and state securities laws.

Section 12.12 Interest Rate Limitation. It is the intention of the parties hereto that each Lender shall conform strictly to usury laws applicable to it. Accordingly, if the Transactions would be usurious as to any Lender under laws applicable to it (including the laws of the United States of America and the State of New York or any other jurisdiction whose laws may be mandatorily applicable to such Lender notwithstanding the other provisions of this Agreement), then, in that event, notwithstanding anything to the contrary in any of the Loan Documents or any agreement entered into in connection with or as security for the Loans, it is agreed as follows: (a) the aggregate of all consideration which constitutes interest under law applicable to any Lender that is contracted for, taken, reserved, charged or received by such Lender under any of the Loan Documents or agreements or otherwise in connection with the Loans shall under no circumstances exceed the maximum amount allowed by such applicable law, and any excess shall be canceled automatically and if theretofore paid shall be credited by such Lender on the principal amount of the Obligations (or, to the extent that the principal amount of the Obligations shall have been or would thereby be paid in full, refunded by such Lender to the Borrower); and (b) in the event that the maturity of the Loans is accelerated by reason of an election of the holder thereof resulting from any Event of Default under this Agreement or otherwise, or in the event of any required or permitted prepayment, then such consideration that constitutes interest under law applicable to any Lender may never include more than the maximum amount allowed by such applicable law, and excess interest, if any, provided for in this Agreement or otherwise shall be canceled automatically by such Lender as of the date of such acceleration or prepayment and, if theretofore paid, shall be credited by such Lender on the principal amount of the Obligations (or, to the extent that the principal amount of the Obligations shall have been or would thereby be paid in full, refunded by such Lender to the Borrower). All sums paid or agreed to be paid to any Lender for the use, forbearance or detention of sums due hereunder shall, to the extent permitted by law applicable to such Lender, be amortized, prorated, allocated and spread throughout the stated term of the Loans until payment in full so that the rate or amount of interest on account of any Loans hereunder does

CREDIT AGREEMENT

not exceed the maximum amount allowed by such applicable law. If at any time and from time to time (i) the amount of interest payable to any Lender on any date shall be computed at the Highest Lawful Rate applicable to such Lender pursuant to this Section 12.12 and (ii) in respect of any subsequent interest computation period the amount of interest otherwise payable to such Lender would be less than the amount of interest payable to such Lender computed at the Highest Lawful Rate applicable to such Lender, then the amount of interest payable to such Lender in respect of such subsequent interest computation period shall continue to be computed at the Highest Lawful Rate applicable to such Lender until the total amount of interest payable to such Lender shall equal the total amount of interest which would have been payable to such Lender if the total amount of interest had been computed without giving effect to this Section 12.12.

Section 12.13 EXCULPATION PROVISIONS. EACH OF THE PARTIES HERETO SPECIFICALLY AGREES THAT IT HAS A DUTY TO READ THIS AGREEMENT AND THE OTHER LOAN DOCUMENTS AND AGREES THAT IT IS CHARGED WITH NOTICE AND KNOWLEDGE OF THE TERMS OF THIS AGREEMENT AND THE OTHER LOAN DOCUMENTS; THAT IT HAS IN FACT READ THIS AGREEMENT AND IS FULLY INFORMED AND HAS FULL NOTICE AND KNOWLEDGE OF THE TERMS, CONDITIONS AND EFFECTS OF THIS AGREEMENT; THAT IT HAS BEEN REPRESENTED BY INDEPENDENT LEGAL COUNSEL OF ITS CHOICE THROUGHOUT THE NEGOTIATIONS PRECEDING ITS EXECUTION OF THIS AGREEMENT AND THE OTHER LOAN DOCUMENTS; AND HAS RECEIVED THE ADVICE OF ITS ATTORNEY IN ENTERING INTO THIS AGREEMENT AND THE OTHER LOAN DOCUMENTS; AND THAT IT RECOGNIZES THAT CERTAIN OF THE TERMS OF THIS AGREEMENT AND THE OTHER LOAN DOCUMENTS RESULT IN ONE PARTY ASSUMING THE LIABILITY INHERENT IN SOME ASPECTS OF THE TRANSACTION AND RELIEVING THE OTHER PARTY OF ITS RESPONSIBILITY FOR SUCH LIABILITY. EACH PARTY HERETO AGREES AND COVENANTS THAT IT WILL NOT CONTEST THE VALIDITY OR ENFORCEABILITY OF ANY EXCULPATORY PROVISION OF THIS AGREEMENT AND THE OTHER LOAN DOCUMENTS ON THE BASIS THAT THE PARTY HAD NO NOTICE OR KNOWLEDGE OF SUCH PROVISION OR THAT THE PROVISION IS NOT “CONSPICUOUS.”

Section 12.14 Collateral Matters; Swap Agreements. The benefit of the Security Instruments and of the provisions of this Agreement relating to any collateral securing the Obligations shall also extend to and be available to each Secured Swap Party and each Secured Cash Management Provider on a pro rata basis in respect of any Secured Swap Obligations owed to such Secured Swap Party and any Secured Cash Management Obligations owed to such Secured Cash Management Provider. Except as set forth in Section 12.02(b), no Secured Swap Party or Secured Cash Management Provider shall have any voting rights under any Loan Document as a result of the existence of any Secured Swap Obligations or Secured Cash Management Obligations owed to it.

Section 12.15 No Third Party Beneficiaries. This Agreement, the other Loan Documents, and the agreement of the Lenders to make Loans and each Issuing Bank to issue, amend, renew or extend Letters of Credit hereunder are solely for the benefit of the Borrower, and no other Person (including, without limitation, any Subsidiary of the Borrower, any obligor,

CREDIT AGREEMENT

contractor, subcontractor, supplier or materialsman) shall have any rights, claims, remedies or privileges hereunder or under any other Loan Document against the Administrative Agent, any other agent, any Issuing Bank or any Lender for any reason whatsoever. There are no third party beneficiaries other than to the extent contemplated by the last sentence of Section 12.04(a).

Section 12.16 USA Patriot Act Notice. Each Lender hereby notifies the Borrower and other Obligors that pursuant to the requirements of the USA Patriot Act (Title III of Pub. L. 107-56 (signed into law October 26, 2001)) (the “Patriot Act”), it is required to obtain, verify and record information that identifies the Obligors, which information includes the name, address and tax identification number of the Obligors and other information that will allow such Lender to identify the Obligors in accordance with the Patriot Act.

Section 12.17 No Fiduciary Duty. The Administrative Agent, each Lender and their Affiliates (collectively, solely for purposes of this paragraph, the “Lenders”), may have economic interests that conflict with those of the Borrower and the Guarantors, their respective stockholders and/or their affiliates. The Borrower agrees that nothing in the Loan Documents and nothing in connection with the transactions related thereto will be deemed to create an advisory, fiduciary or agency relationship or fiduciary or other implied duty between any Lender, on the one hand, and the Borrower and any Guarantor, its stockholders or its affiliates, on the other. The Borrower acknowledges and agrees that (a) the transactions contemplated by the Loan Documents (including the exercise of rights and remedies hereunder and thereunder) are arm’s-length commercial transactions between the Lenders, on the one hand, and the Borrower on the other, and (b) in connection therewith and with the process leading thereto, (i) no Lender has assumed an advisory or fiduciary responsibility in favor of the Borrower or any Guarantor, its stockholders or its Affiliates with respect to the transactions contemplated hereby (or the exercise of rights or remedies with respect thereto) or the process leading thereto (irrespective of whether any Lender has advised, is currently advising or will advise the Borrower or any Guarantor, its stockholders or its Affiliates on other matters) or any other obligation to the Borrower or any Guarantor except the obligations expressly set forth in the Loan Documents and (ii) each Lender is acting solely as principal and not as the agent or fiduciary of the Borrower or any Guarantor, its management, stockholders, creditors or any other Person. The Borrower acknowledges and agrees that it has consulted its own legal and financial advisors to the extent it deemed appropriate and that it is responsible for making its own independent judgment with respect to such transactions and the process leading thereto. The Borrower agrees that it will not claim that any Lender has rendered advisory services of any nature or respect, or owes a fiduciary or similar duty to the Borrower or any Guarantor, in connection with such transaction or the process leading thereto.

Section 12.18 Flood Insurance Provisions.

(a) Notwithstanding any provision in this Agreement or any other Loan Document to the contrary, in no event is any Building (as defined in the applicable Flood Insurance Regulation) or Manufactured (Mobile) Home (as defined in the applicable Flood Insurance Regulation) included in the definition of “Mortgaged Property” and no Building or Manufactured (Mobile) Home is hereby encumbered by this Agreement or any other Loan Document. As used herein, “Flood Insurance Regulations” means (i) the National Flood Insurance Act of 1968 as now or hereafter in effect or any successor statute thereto, (ii) the Flood Disaster Protection Act of 1973 as now or hereafter in effect or any successor statute thereto, (iii) the National Flood Insurance

CREDIT AGREEMENT

Reform Act of 1994 (amending 42 USC 4001, et seq.), as the same may be amended or recodified from time to time and (iv) the Flood Insurance Reform Act of 2004 and any regulations promulgated thereunder and (v) the Biggert-Waters Flood Reform Act of 2012 and any regulations promulgated thereunder.

(b) The Administrative Agent has adopted internal policies and procedures that address requirements placed on federally regulated Lenders under the Flood Insurance Regulations. The Administrative Agent will post on the applicable electronic platform (or otherwise distribute to each Lender in the syndicate) documents that it receives in connection with the Flood Insurance Regulations. However, the Administrative Agent reminds each Lender and participant in the facility that, pursuant to the Flood Insurance Regulations, each federally regulated Lender (whether acting as a Lender or participant in the facility) is responsible for assuring its own compliance with the flood insurance requirements.

Section 12.19 Acknowledgement and Consent to Bail-In of EEA Financial Institutions. Notwithstanding anything to the contrary in any Loan Document or in any other agreement, arrangement or understanding among any such parties, each party hereto acknowledges that any liability of any EEA Financial Institution arising under any Loan Document, to the extent such liability is unsecured, may be subject to the Write-Down and Conversion Powers of an EEA Resolution Authority and agrees and consents to, and acknowledges and agrees to be bound by: (a) the application of any Write-Down and Conversion Powers by an EEA Resolution Authority to any such liabilities arising hereunder which may be payable to it by any party hereto that is an EEA Financial Institution; and (b) the effects of any Bail-In Action on any such liability, including, if applicable: (i) a reduction in full or in part or cancellation of any such liability; (ii) a conversion of all, or a portion of, such liability into shares or other instruments of ownership in such EEA Financial Institution, its parent undertaking, or a bridge institution that may be issued to it or otherwise conferred on it, and that such shares or other instruments of ownership will be accepted by it in lieu of any rights with respect to any such liability under this Agreement or any other Loan Document; or (iii) the variation of the terms of such liability in connection with the exercise of the Write-Down and Conversion Powers of any EEA Resolution Authority.

Section 12.20 Releases.

(a) Full Release. Upon the request of the Borrower, if (i) all Obligations under this Agreement and the other Loan Documents shall have been paid in full in cash (other than (A) indemnities and other contingent obligations not then due and payable and as to which no claim has been made as of the time of determination and (B) Secured Cash Management Obligations), (ii) all Letters of Credit shall have expired, terminated or other arrangements satisfactory to the Administrative Agent and the relevant Issuing Bank shall have been made, (iii) all Secured Swap Obligations shall have been paid in full or other arrangements satisfactory to the Administrative Agent and the Secured Swap Parties shall have been made, (iv) commitments of the Lenders under the Loan Documents shall have been terminated and (v) this Agreement and the other Loan Documents shall have been terminated (other than those provisions that by their terms survive termination), the Administrative Agent at the request and sole expense of the Obligors shall execute and deliver or cause to be executed and delivered such instruments as may be necessary to evidence the release of the Liens and any guarantees granted pursuant to the Security Instruments.

CREDIT AGREEMENT

(b) Partial Release. If (i) any of the Collateral shall be sold, transferred, conveyed or otherwise disposed of by the Borrower or any Subsidiary Guarantor in a transaction permitted by this Agreement (other than any sale, transfer, conveyance, transfer of other disposition to the Borrower or another Subsidiary Guarantor) or (ii) the release of such Lien is approved, authorized or ratified in writing by the Majority Lenders (or such other percentage of the Lenders and Secured Swap Parties whose consent may be required in accordance with Section 12.02(b)), then upon written request delivered to the Administrative Agent, the Administrative Agent, at the sole expense of the Borrower and the applicable Subsidiary Guarantor, shall promptly execute and deliver to the Borrower or such Subsidiary Guarantor all releases, termination statements and/or other documents reasonably necessary or desirable to evidence the release of Liens on such Collateral created under the applicable Loan Documents; provided that the Borrower shall have delivered to the Administrative Agent a written request for release, termination statements and other documents identifying the Borrower or such Subsidiary Guarantor together with a certification by the Borrower stating (x) that such transaction is in compliance with this Agreement and the other Loan Documents, and (y) no Collateral other than the Collateral required to be released is being released. The Administrative Agent is authorized to release a Guarantor from its obligations under the Loan Documents (including, without limitation, any guarantee under the Guarantee and Collateral Agreement) and any Liens on the Property of such Guarantor granted pursuant to the Security Instruments in the event that (i) all the capital stock or other Equity Interests of such Guarantor are sold, transferred, conveyed, associated or otherwise disposed of in a transaction permitted by the Loan Documents, (ii) upon written request by the Borrower to the Administrative Agent, such Guarantor ceases to be a Material Subsidiary or (iii) such Guarantor is designated as an Unrestricted Subsidiary. In such event, the Administrative Agent, at the sole expense of the Borrower and the applicable Guarantor, shall promptly execute and deliver to the Borrower or such Guarantor all releases, termination statements and/or other documents reasonably necessary or desirable to evidence such release; provided that the Borrower shall have delivered to the Administrative Agent a written request for release identifying the relevant Guarantor together with a certification by the Borrower stating (x) that such transaction is in compliance with this Agreement and the other Loan Documents, and (y) no Guarantor or Collateral other than the Guarantor or Collateral required to be released is being released.

(c) Effective as of the Spinoff Part II Effective Date, (i) each of New LINN and Blue Mountain shall be automatically released from its obligations under the Loan Documents (including, without limitation, any guarantee under the Guarantee and Collateral Agreement) and (ii) each Lender hereby (A) consents to the release of each of New LINN and Blue Mountain from all of their respective obligations under the Loan Documents (including any guarantee under the Guarantee and Collateral Agreement, any Lien on any Collateral owned by New LINN or Blue Mountain securing the Obligations and any Lien on the Equity Interests in Blue Mountain securing the Obligations) and (B) authorizes the Administrative Agent to execute and deliver to New LINN and Blue Mountain all releases, termination statements and/or other documents reasonably necessary or desirable to evidence such release. Notwithstanding anything to the contrary herein or in any Loan Document, effective as of the Spinoff Part II Effective Date, the Equity Interests in Blue Mountain shall not be subject to any Lien securing the Obligations or any requirement under this Agreement or the Guarantee and Collateral Agreement to pledge such Equity Interests to secure the Obligations (and each Lender hereby authorizes the Administrative Agent to execute and deliver an amendment to the Guarantee and Collateral Agreement to evidence the foregoing).

CREDIT AGREEMENT

Section 12.21 Joinder of New LINN, MidCo, Ultimate Holdings and/or Replacement Holdings to this Agreement as Holdings.

(a) By executing and delivering a Credit Agreement Joinder, effective as of the Spinoff Part I Effective Date, New LINN shall become a party to this Agreement as “Holdings” and an “Obligor”, and MidCo shall become a party to this Agreement as “MidCo” and an “Obligor”, in each case with the same force and effect as if originally named herein and shall be bound by the terms of this Agreement. On the Spinoff Part I Effective Date, each of New LINN and MidCo hereby represents and warrants that each of the representations and warranties applicable to it in this Agreement are true and correct in all material respects (except that any representation and warranty that is qualified by materiality shall be true and correct in all respects), except to the extent any such representations and warranties are expressly limited to an earlier date, in which case, such representations and warranties shall continue to be true and correct in all material respects (except that any representation and warranty that is qualified by materiality shall be true and correct in all respects) as of such specified earlier date. On and after the Spinoff Part I Effective Date, the Obligors and the Lenders hereby authorize the Administrative Agent and the Borrower (without the consent of any other Person) to amend the definition of “Holdings” in any Loan Document to identify New LINN, to amend the Loan Documents to add references to MidCo where appropriate in the discretion of the Administrative Agent and/or to make such other conforming changes as are reasonably related thereto as determined by the Administrative Agent.

(b) By executing and delivering a Credit Agreement Joinder, effective as of the Spinoff Part II Effective Date, Ultimate Holdings shall become a party to this Agreement as “Holdings” and an “Obligor” with the same force and effect as if originally named herein and shall be bound by the terms of this Agreement. On the Spinoff Part II Effective Date, Ultimate Holdings hereby represents and warrants that each of the representations and warranties applicable to it in this Agreement are true and correct in all material respects (except that any representation and warranty that is qualified by materiality shall be true and correct in all respects), except to the extent any such representations and warranties are expressly limited to an earlier date, in which case, such representations and warranties shall continue to be true and correct in all material respects (except that any representation and warranty that is qualified by materiality shall be true and correct in all respects) as of such specified earlier date. On and after the Spinoff Part II Effective Date, the Obligors and the Lenders hereby authorize the Administrative Agent and the Borrower to amend the definition of “Holdings” in any Loan Document to identify Ultimate Holdings and/or to make such other conforming changes as are reasonably related thereto as determined by the Administrative Agent.

(c) By executing and delivering a Credit Agreement Joinder, effective as of the Replacement Holdings Effective Date, Replacement Holdings shall become a party to this Agreement as “Holdings” and an “Obligor” with the same force and effect as if originally named herein and shall be bound by the terms of this Agreement. On the Replacement Holdings Effective Date, Replacement Holdings hereby represents and warrants that each of the representations and warranties applicable to it in this Agreement are true and correct in all material respects (except that any representation and warranty that is qualified by materiality shall be true and correct in all respects), except to the extent any such representations and warranties are expressly limited to an earlier date, in which case, such representations and warranties shall continue to be true and correct

CREDIT AGREEMENT

in all material respects (except that any representation and warranty that is qualified by materiality shall be true and correct in all respects) as of such specified earlier date. On and after the Replacement Holdings Effective Date, the Obligors and the Lenders hereby authorize the Administrative Agent and the Borrower to amend the definition of “Holdings” as set forth in Section 1.02 of this Agreement, and where applicable, in any other Loan Document, in each case to identify the legal name of Replacement Holdings as set forth in such Credit Agreement Joinder and/or to make such other conforming changes as are reasonably related thereto as determined by the Administrative Agent.

Section 12.22 Spinoff Part II Transactions. Each of Sections 9.04(a)(vii), 9.05(q), 9.10(g), 9.11(l) and 9.13(g) shall become effective and the “Spinoff Part II Effective Date” shall be deemed to have occurred for all purposes of this Agreement on the date (such date, the “Spinoff Part II Effective Date”) when each of the following conditions is satisfied (or waived in accordance with Section 12.02):

(a) No Default. No Default or Event of Default shall have occurred and be continuing as of the Spinoff Part II Effective Date.

(b) Payment of Outstanding Invoices. The Administrative Agent shall have received payment by the Borrower of all fees and other amounts due and payable on or prior to the Spinoff Part II Effective Date, including, to the extent invoiced prior to the anticipated Spinoff Part II Effective Date, reimbursement or payment of all reasonable out-of-pocket expenses required to be reimbursed or paid by the Borrower (including, but not limited to the reasonable fees of Paul Hastings LLP), in each case pursuant to this Agreement.

(c) Joinder. The Administrative Agent shall have received from Ultimate Holdings counterparts (in such number as may be requested by the Administrative Agent), signed on behalf of such Person, of the following, which shall be in form and substance reasonably satisfactory to the Administrative Agent: (i) a Credit Agreement Joinder and (ii) an amendment or joinder to the Guarantee and Collateral Agreement with respect to transactions occurring on the Spinoff Part II Effective Date.

(d) Liens. The Administrative Agent shall be reasonably satisfied that the Security Instruments create first priority, perfected Liens on all of the Property of Ultimate Holdings, and the Administrative Agent shall have received (i) certificates, if any, together with undated, blank stock powers for such certificates, representing all of the issued and outstanding certificated Equity Interests in MidCo pursuant to the Guarantee and Collateral Agreement and (ii) UCC financing statements for Ultimate Holdings to be filed in its state of formation.

(e) Supplement to Schedules. The Administrative Agent shall have received a supplement to Schedule 7.14 pertaining to Ultimate Holdings.

(f) Secretary Certificate. The Administrative Agent shall have received a certificate of a Secretary or Responsible Officer of Ultimate Holdings setting forth (i) resolutions of the board of directors or other managing body with respect to the authorization of Ultimate Holdings to execute and deliver the Loan Documents to which it is a party and to enter into the transactions contemplated in those documents, (ii) the individuals (A) who are authorized to sign

CREDIT AGREEMENT

the Loan Documents to which Ultimate Holdings is a party and (B) who will, until replaced by another individual duly authorized for that purpose, act as its representative for the purposes of signing documents and giving notices and other communications in connection with this Agreement and the other Loan Documents to which it is a party, (iii) specimen signatures of such authorized individuals, and (iv) the articles or certificate of incorporation or formation and bylaws, operating agreement or partnership agreement, as applicable, of Ultimate Holdings, in each case, certified as being true and complete.

(g) Legal Opinion. The Administrative Agent shall have received an opinion of Kirkland & Ellis, LLP, special counsel to the Borrower, in form and substance reasonably satisfactory to the Administrative Agent, as to such matters as the Administrative Agent may reasonably request.

(h) Spinoff Part II Effective Date Certificate. The Administrative Agent shall have received a certificate of a Responsible Officer certifying (i) that attached thereto is a true and complete copy of each material transaction agreement relating to the Spinoff Part II Transactions (collectively, the “Spinoff Part II Documents”), (ii) that the Spinoff Part II Transactions have been consummated (or will be consummated substantially simultaneously with the Spinoff Part II Effective Date) pursuant to the terms of the Spinoff Part II Documents, (iii) that (A) no cash payments or other Dispositions have been made as part of the Spinoff Part II Transactions, other than the Equity Interests (or the Property of Roan Resources) to be distributed in connection with such Spinoff Part II Transactions and (B) on the Spinoff Part II Effective Date (immediately prior to the consummation of the Spinoff Part II Transactions), New LINN does not directly own any Property other than Equity Interests in MidCo, Roan Resources and other immaterial administrative Property; and (d) that each of the representations and warranties of the Borrower and the Guarantors (including Ultimate Holdings) set forth in this Agreement and in the other Loan Documents are true and correct in all material respects (except for those which have a materiality qualifier, which shall be true and correct in all respects as so qualified) on and as of the Spinoff Part II Effective Date, except to the extent any such representations and warranties are expressly limited to an earlier date, in which case such representations and warranties shall continue to be true and correct in all material respects (except for those which have a materiality qualifier, which shall be true and correct in all respects as so qualified) as of such specified earlier date.

(i) KYC. The Administrative Agent and the Lenders shall have received, and be reasonably satisfied in form and substance with, all documentation and other information required by bank regulatory authorities under applicable “know-your-customer” and anti-money laundering rules and regulations, including but not restricted to the Patriot Act, that has been requested by the Administrative Agent in writing at least five (5) business days prior to the anticipated Spinoff Part II Effective Date.

The Administrative Agent is hereby authorized and directed to declare the occurrence of the Spinoff Part II Effective Date when it has received documents confirming compliance with the conditions set forth in this Section 12.22 or the waiver of such conditions in accordance with Section 12.02. Such declaration shall be final, conclusive and binding upon all parties to this Agreement for all purposes.

CREDIT AGREEMENT

Section 12.23 Blue Mountain Transactions; Joinder of Replacement Holdings. Notwithstanding anything to the contrary in this Agreement, on and after the Spinoff Part II Effective Date, in order to consummate the corporate separation of Blue Mountain from the Obligors (the “Blue Mountain Transaction”), (a) a newly formed Delaware corporation wholly-owned by Holdings may replace Holdings as the owner of 100% of the voting and economic Equity Interests of MidCo (and which, for the avoidance of doubt, on the Replacement Holdings Effective Date (as defined below), shall not have incurred any Debt or Liens, except for the Obligations, the Liens securing the payment of the Obligations and Excepted Liens) (such Person, “Replacement Holdings”); and (b) substantially simultaneously with such replacement as described in the preceding clause (a), Holdings may distribute, or make other Restricted Payments of, the Equity Interests of Replacement Holdings; provided that (x) the terms and structure of such transactions in the preceding clauses (a) and (b) shall be acceptable to the Administrative Agent (and which terms shall include, for the avoidance of doubt, Replacement Holdings becoming a Guarantor); and (y) the conditions precedent set forth in Section 12.22 shall be satisfied or waived in accordance with Section 12.02 as if (1) each reference therein to Ultimate Holdings were replaced with a reference to Replacement Holdings, (2) each reference therein to the Spinoff Part II Effective Date were replaced with a reference to the Replacement Holdings Effective Date and (3) the certificate described in Section 12.22(h) referred to the transactions and transaction agreements entered into in connection with the Blue Mountain Transaction on the Replacement Holdings Effective Date. As used herein, “Replacement Holdings Effective Date” shall mean the date on which each of the conditions in the foregoing proviso is satisfied (or waived in accordance with Section 12.02 of this Agreement).

It is further agreed and acknowledged that such replacement of Holdings with Replacement Holdings in accordance with this Section 12.23 shall not constitute a “Change of Control” or otherwise violate Sections 9.04, 9.10, 9.11, 9.13 or 9.20 of this Agreement; provided that in connection therewith, that (i) no cash payments or other asset transfers or dispositions have been made, other than the Equity Interests (or the Property of Blue Mountain) to be distributed in connection with the Blue Mountain Transaction and (ii) on the Replacement Holdings Effective Date (immediately prior to the consummation of the Blue Mountain Transaction), Holdings does not directly own any Property other than Equity Interests in Blue Mountain and other immaterial administrative Property. Upon consummation of the transactions described in this Section 12.23, effective as of the Replacement Holdings Effective Date, each Lender hereby (a) consents to the release of Ultimate Holdings from all of its respective obligations under the Loan Documents (including, without limitation, any guarantee under the Guarantee and Collateral Agreement) and (b) authorizes the Administrative Agent to execute and deliver to Ultimate Holdings all releases, termination statements and/or other documents reasonably necessary or desirable to evidence such release (including the release of Liens on Collateral owned by Ultimate Holdings created under the applicable Loan Documents).

Furthermore, by executing and delivering a Credit Agreement Joinder, effective as of the Replacement Holdings Effective Date, Replacement Holdings shall become a party to this Agreement as “Holdings”, and an “Obligor” with the same force and effect as if originally named herein and shall be bound by the terms of this Agreement. On the Replacement Holdings Effective Date, Replacement Holdings hereby represents and warrants that each of the representations and warranties applicable to it in this Agreement are true and correct in all material respects (except

CREDIT AGREEMENT

that any representation and warranty that is qualified by materiality shall be true and correct in all respects), except to the extent any such representations and warranties are expressly limited to an earlier date, in which case, such representations and warranties shall continue to be true and correct in all material respects (except that any representation and warranty that is qualified by materiality shall be true and correct in all respects) as of such specified earlier date. On and after the Replacement Holdings Effective Date, the Obligors and the Lenders hereby authorize the Administrative Agent and the Borrower to amend the definition of “Holdings” in any Loan Document to identify the legal name of Replacement Holdings as set forth in the Credit Agreement Joinder and/or to make such other conforming changes as are reasonably related thereto as determined by the Administrative Agent.

[Remainder of Page Intentionally Left Blank - Signature Pages Follow]

CREDIT AGREEMENT

BORROWER:	LINN ENERGY HOLDCO II LLC

	By:	/s/ David B. Rottino
	Name:	David B. Rottino
	Title:	Executive Vice President and Chief Financial Officer

PARENT GUARANTOR:	LINN ENERGY HOLDCO LLC

	By:	/s/ David B. Rottino
	Name:	David B. Rottino
	Title:	Executive Vice President and Chief Financial Officer

PARENT GUARANTOR:	LINN ENERGY, INC.

	By:	/s/ David B. Rottino
	Name:	David B. Rottino
	Title:	Executive Vice President and Chief Financial Officer

SIGNATURE PAGE

TO CREDIT AGREEMENT

ADMINISTRATIVE AGENT:	ROYAL BANK OF CANADA, as Administrative Agent

	By:	/s/ Rodica Dutka
	Name:	Rodica Dutka
	Title:	Manager, Agency Services Group

SIGNATURE PAGE

TO CREDIT AGREEMENT

ISSUING BANK AND LENDER:	ROYAL BANK OF CANADA, as Issuing Bank and a Lender

	By:	/s/ Don J. McKinnerney
	Name:	Don J. McKinnerney
	Title:	Authorized Signatory

SIGNATURE PAGE

TO CREDIT AGREEMENT

SYNDICATION AGENT AND LENDER:	CITIBANK, N.A., as Syndication Agent and a Lender

	By:	/s/ Phil Ballard
	Name:	Phil Ballard
	Title:	Vice President

SIGNATURE PAGE

TO CREDIT AGREEMENT

CO-DOCUMENTATION AGENTS AND LENDERS:	BARCLAYS BANK PLC, as Co-Documentation Agent and a Lender

	By:	/s/ Christopher M. Aitkin
	Name:	Christopher M. Aitkin
	Title:	Assistant Vice President

SIGNATURE PAGE

TO CREDIT AGREEMENT

JPMORGAN CHASE BANK, N.A., as Co-Documentation Agent and a Lender

By:	/s/ Anson Williams
Name:	Anson Williams
Title:	Authorized Officer

SIGNATURE PAGE

TO CREDIT AGREEMENT

MORGAN STANLEY BANK, N.A., as a Lender

By:	/s/ Michael King
Name:	Michael King
Title:	Authorized Signatory

SIGNATURE PAGE

TO CREDIT AGREEMENT

PNC BANK NATIONAL ASSOCIATION, as Co-Documentation Agent and a Lender

By:	/s/ Denise S. Davis
Name:	Denise S. Davis
Title:	Vice President

SIGNATURE PAGE

TO CREDIT AGREEMENT

LENDERS:	ABN AMRO CAPITAL USA LLC, as a Lender

	By:	/s/ Darrell Holley
	Name:	Darrell Holley
	Title:	Managing Director

	By:	/s/ David Montgomery
	Name:	David Montgomery
	Title:	Managing Director

SIGNATURE PAGE

TO CREDIT AGREEMENT

CADENCE BANK, N.A., as a Lender

By:	/s/ Eric Broussard
Name:	Eric Broussard
Title:	Executive Vice President

SIGNATURE PAGE

TO CREDIT AGREEMENT

CAPITAL ONE, NATIONAL ASSOCIATION, as a Lender

By:	/s/ Nancy Mak
Name:	Nancy Mak
Title:	Sr. Vice President

SIGNATURE PAGE

TO CREDIT AGREEMENT

CATHAY BANK, as a Lender

By:	/s/ Dale T. Wilson
Name:	Dale T. Wilson
Title:	Senior Vice President

SIGNATURE PAGE

TO CREDIT AGREEMENT

CANADIAN IMPERIAL BANK OF COMMERCE, NEW YORK BRANCH, as a Lender

By:	/s/ Richard Antl
Name:	Richard Antl
Title:	Authorized Signatory

By:	/s/ Trudy Nelson
Name:	Trudy Nelson
Title:	Authorized Signatory

SIGNATURE PAGE

TO CREDIT AGREEMENT

COMERICA BANK, as a Lender

By:	/s/ William B. Robinson
Name:	William B. Robinson
Title:	Senior Vice President

SIGNATURE PAGE

TO CREDIT AGREEMENT

DEUTSCHE BANK AG NEW YORK BRANCH, as a Lender

By:	/s/ Dusan Lazarov
Name:	Dusan Lazarov
Title:	Director

By:	/s/ Marcus Tarkington
Name:	Marcus Tarkington
Title:	Director

SIGNATURE PAGE

TO CREDIT AGREEMENT

DNB CAPITAL LLC, as a Lender

By:	/s/ Byron Cooley
Name:	Byron Cooley
Title:	Senior Vice President

By:	/s/ James Grubb
Name:	James Grubb
Title:	Vice President

SIGNATURE PAGE

TO CREDIT AGREEMENT

FIFTH THIRD BANK, as a Lender

By:	/s/ Justin Bellamy
Name:	Justin Bellamy
Title:	Director

SIGNATURE PAGE

TO CREDIT AGREEMENT

KEYBANK NATIONAL ASSOCIATION, as a Lender

By:	/s/ George E. McKean
Name:	George E. McKean
Title:	Senior Vice President

SIGNATURE PAGE

TO CREDIT AGREEMENT

SOCIETE GENERALE, as a Lender

By:	/s/ Max Sonnonstine
Name:	Max Sonnonstine
Title:	Director

SIGNATURE PAGE

TO CREDIT AGREEMENT

SUNTRUST BANK, as a Lender

By:	/s/ John Kovarik
Name:	John Kovarik
Title:	Director

SIGNATURE PAGE

TO CREDIT AGREEMENT

BP ENERGY COMPANY, as a Lender

By:	/s/ Timothy Yee
Name:	Timothy Yee
Title:	Attorney-in-Fact

SIGNATURE PAGE

TO CREDIT AGREEMENT

CARGILL, INCORPORATED, as a Lender

By:	/s/ Tyler R. Smith
Name:	Tyler R. Smith
Title:	Authorized Signer

SIGNATURE PAGE

TO CREDIT AGREEMENT

MACQUARIE BANK LIMITED, as a Lender

By:	/s/ Ian Steddon
Name:	Ian Steddon
Title:	Division Director

By:	/s/ Thomas Morgan
Name:	Thomas Morgan
Title:	Associate Director

SIGNATURE PAGE

TO CREDIT AGREEMENT

NEXTERA ENERGY MARKETING, LLC, as a Lender

By:	/s/ Lawrence Silverstein
Name:	Lawrence Silverstein
Title:	Senior Vice President and Managing Director

SIGNATURE PAGE

TO CREDIT AGREEMENT

EXHIBIT J

FORM OF CREDIT AGREEMENT JOINDER

THIS CREDIT AGREEMENT JOINDER AGREEMENT (this “Joinder Agreement”), dated as of [ ], 20[ ], is made by and between [ ] (the “New Obligor”), and Royal Bank of Canada, as administrative agent (in such capacity, the “Administrative Agent”) for the banks and other financial institutions (the “Lenders”) parties to the Credit Agreement referred to below. All capitalized terms not defined herein shall have the meaning ascribed to them in such Credit Agreement.

W I T N E S S E T H :

WHEREAS, Linn Energy Holdco II LLC, a Delaware limited liability company (the “Borrower”), Holdings, the Parent, the Lenders and the Administrative Agent entered into a Credit Agreement, dated as of August 4, 2017 (as amended, supplemented or otherwise modified from time to time, the “Credit Agreement”);

WHEREAS, simultaneously with the [Spinoff Part I Effective Date] [Spinoff Part II Effective Date] [Replacement Holdings Effective Date] the Credit Agreement requires the New Obligor to execute and deliver this Joinder Agreement; and

WHEREAS, the New Obligor desires to execute and deliver this Joinder Agreement in order to become a party to the Credit Agreement.

NOW, THEREFORE, IT IS AGREED:

1. Credit Agreement Joinder. By executing and delivering this Joinder Agreement, effective as of the date hereof, the New Obligor, as provided in Section 12.21 of the Credit Agreement, hereby becomes a party to and agrees to be bound by the Credit Agreement as “Holdings” and as an “Obligor” thereunder with the same force and effect as if originally named in the Credit Agreement as “Holdings” and as an “Obligor” and, without limiting the generality of the foregoing, hereby expressly assumes all obligations and liabilities as “Holdings” and as an “Obligor” under the Credit Agreement. The New Obligor hereby ratifies, as of the date hereof, and agrees to be bound by, all of the terms, provisions and conditions contained in the Credit Agreement and the other Loan Documents, including without limitation (a) all of the representations and warranties of Holdings set forth in Article VII of the Credit Agreement, and (b) all of the affirmative and negative covenants of Holdings set forth in Article VIII and Article IX of the Credit Agreement. The New Obligor hereby represents and warrants to the Administrative Agent and the Lenders that each of the representations and warranties contained in Article VII of the Credit Agreement, as they relate to the New Obligor, is true and correct on and as the date hereof (after giving effect to this Joinder Agreement) as if made on and as of such date. The New Obligor hereby acknowledges and confirms that it has received a copy of the Credit Agreement, including the annexes, schedules and exhibits thereto, and each other Loan Document.

2. Further Acts. The New Obligor agrees that at any time and from time to time, upon the written request of the Administrative Agent, it will execute and deliver such further documents and do such further acts and things as the Administrative Agent may reasonably request in order to effect the purposes of this Joinder Agreement.

3. Governing Law. THIS JOINDER AGREEMENT, THE RIGHTS AND OBLIGATIONS OF THE PARTIES UNDER THIS JOINDER AGREEMENT AND ANY CLAIM OR CONTROVERSY ARISING OUT OF OR RELATED TO THIS JOINDER AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK.

4. Acceptance. The New Obligor hereby expressly waives notice of acceptance of this Joinder Agreement, acceptance on the part of the Administrative Agent, the Issuing Bank and the Lenders being conclusively presumed by their request for this Joinder Agreement and delivery of the same to the Administrative Agent.

5. Counterparts. This Joinder Agreement (a) may be executed in two or more counterparts, each of which shall constitute an original but all of which when taken together shall constitute one contract and (b) may, upon execution, be delivered by facsimile or electronic mail, which shall be deemed for all purposes to be an original signature.

[SIGNATURE PAGE FOLLOWS]

Exhibit J

IN WITNESS WHEREOF, the undersigned has caused this Joinder Agreement to be duly executed and delivered as of the date first above written.

[NEW OBLIGOR]

By:

Name:
Title:

Acknowledged and Agreed to as of the date first above written by:

ADMINISTRATIVE AGENT:	ROYAL BANK OF CANADA, as Administrative Agent

By:
Name:
Title:

Exhibit J